UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

All-Cap Energy & Resources Portfolio

Asset Allocation Portfolio

Aurora Portfolio

Capital Appreciation Portfolio

Energy & Resources Portfolio

Global Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Science & Technology Opportunities Portfolio

Small Cap Core Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Energy & Resources Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment – from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment – steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	All-Cap Energy & Resources Portfolio

Portfolio Management Commentary

The Portfolio added a custom blended benchmark comprised of 70% of the Wilshire 5000 Modified Energy Cap Weighted Index and 30% of the MSCI All-Country World Energy Index.

How did the Portfolio perform?

•

During the 12-month period, the Institutional, Service and Investor A Shares outperformed their custom blended benchmark, which is comprised 70% of the Wilshire 5000 Modified Energy Cap Weighted Index and 30% of the MSCI All-Country World Energy Index. The Investor B and Investor C Shares underperformed the custom blended and sector benchmarks. Portfolio results underperformed that of the broad-market S&P 500 Index.

What factors influenced performance?

•

An overweight allocation to precious metals & minerals, especially gold and silver miners/producers, drove the Portfolio’s outperformance relative to its custom blended benchmark. The Portfolio was positioned to benefit from a weaker US dollar (USD), and these stocks outperformed as the USD declined and investors looked to store cash in “real” assets. Stock selection within the integrated oils segment also boosted return comparisons.

•

The primary detractor from performance for the period was an underweight in the storage & transportation subsector. These stocks tend to outperform in defensive markets, as many of them offer higher dividend yields than other energy stocks. We have avoided this segment for quite some time, and remain more aggressively positioned for an economic recovery and higher global energy prices.

Describe recent Portfolio activity.

•

During the annual period, we increased the Portfolio’s allocation to precious metals as we are positioned for a weaker USD. We sold some service and land-based drilling companies as rig counts declined substantially and look unlikely to increase back to previous highs.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio remained overweight relative to its custom blended benchmark in natural gas exploration & production companies with exposure to emerging shale plays, coal producers and metals/ mining companies. The Portfolio was considerably underweight compared to the custom blended benchmark in the integrated oil & gas segment, as mega-cap, slower-growing companies with refining businesses, such as ExxonMobil Corp., are unattractive on a long-term basis due to fundamentals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
CONSOL Energy, Inc.	4%
FMC Technologies, Inc.	3
Occidental Petroleum Corp.	3
Apache Corp.	3
Range Resources Corp.	3
Southwestern Energy Co.	3
Massey Energy Co.	3
Silver Wheaton Corp.	3
EOG Resources, Inc.	3
Transocean Ltd.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	59%
Energy Equipment & Services	24
Metals & Mining	11
Gas Utilities	4
Chemicals	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

5	This MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

6	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	50.30%	(7.53)%	N/A	10.38%	N/A
Service	50.00	(7.85)	N/A	9.94	N/A
Investor A	50.00	(7.85)	(12.70)%	9.94	8.67%
Investor B	49.50	(8.56)	(11.96)	9.13	8.81
Investor C	49.43	(8.54)	(9.30)	9.16	9.16
S&P 500 Index	34.02	(6.91)	N/A	(0.84)	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	43.86	(8.42)	N/A	9.05	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on February 16, 2005.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,503.00	$5.84	$1,000.00	$1,020.41	$4.71
Service	$1,000.00	$1,500.00	$8.46	$1,000.00	$1,018.30	$6.83
Investor A	$1,000.00	$1,500.00	$8.46	$1,000.00	$1,018.30	$6.83
Investor B	$1,000.00	$1,495.00	$12.95	$1,000.00	$1,014.69	$10.45
Investor C	$1,000.00	$1,494.30	$12.88	$1,000.00	$1,014.74	$10.40

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.35% for Service, 1.35% for Investor A, 2.07% for Investor B and 2.06% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Aurora Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Russell 2500 Value Index for the 12-month period.

What factors influenced performance?

•

Underperformance during the period was driven primarily by disappointing stock selection in consumer discretionary, industrials and information technology (IT). In consumer discretionary, weakness was most pronounced in the specialty retail; hotels, restaurants & leisure; and media sub-sectors. Key individual detractors included Collective Brands, Inc. and O’Reilly Automotive, Inc. Poor stock selection among aerospace & defense, road & rail shippers and electrical equipment makers weighed on return comparisons in the industrials sector. IT stocks significantly outperformed the broader market during the period, and against this backdrop, the Portfolio’s semiconductor-related holdings lagged their benchmark counterparts.

•

On the positive side, an underweight, paired with strong stock selection within the volatile financials sector, added value to performance. Mortgage and vehicle fleet management service provider PHH Corp., a significant position in the Portfolio, was the greatest individual contributor. Elsewhere in the sector, an underweight and stock selection among real estate investment trusts (REITs) and an underweight in commercial banks also benefited performance comparisons. An underweight and positive stock selection within the utilities sector also contributed to favorable results. Key areas of strength included gas and electric utilities.

Describe recent Portfolio activity.

•

During the annual period, we increased exposure in the Portfolio as we began to see tangible signs of stabilization and improvement in the economy. Allocations to materials, consumer discretionary and IT were increased, while weightings in consumer staples, health care and utilities were reduced.

•

In materials, we added primarily to the metals & mining and chemicals sub-sectors. In consumer discretionary, we built positions in the media, leisure equipment & products and specialty retail sub-sectors. In IT, we initiated positions in Fairchild Semiconductor, Inc. and Tech Data Corp., among others in the semiconductor and electronic equipment areas. Meanwhile, we pared exposure to food products names within the consumer staples sector. We also reduced exposure throughout health care, selling names such as Magellan Health Services, Inc. and DENTSPLY International, Inc.

Describe Portfolio positioning at period end.

•

Relative to the Russell 2500 Value Index, the Portfolio ended the period with a significant overweight in IT, primarily in the semiconductors & semiconductor equipment and electronic equipment, instruments & components sub-sectors; and consumer discretionary, notably hotels, restaurants & leisure and leisure equipment & products. The Portfolio also held a modest overweight in industrials, particularly machinery.

•	Conversely, the Portfolio was significantly underweight in financials, primarily REITs and insurance; and utilities, mainly gas utilities, electric utilities and multi-utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
PHH Corp.	3%
MFA Financial, Inc.	2
The Hanover Insurance Group, Inc.	2
Hasbro, Inc.	2
Lender Processing Services, Inc.	2
Fairchild Semiconductor International, Inc.	2
Tech Data Corp.	2
Atlas Energy, Inc.	2
FMC Corp.	2
The GEO Group, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	20%
Financials	19
Information Technology	17
Industrials	15
Materials	9
Energy	7
Health Care	7
Consumer Staples	3
Utilities	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

Aurora Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

3	An index composed of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	27.20%	(17.70)%	N/A	(2.23)%	N/A	7.57%	N/A
Investor A	26.95	(17.97)	(22.28)%	(2.58)	(3.62)%	7.17	6.60%
Investor B	26.50	(18.65)	(22.31)	(3.31)	(3.46)	6.55	6.55
Investor C	26.39	(18.67)	(19.48)	(3.32)	(3.32)	6.39	6.39
Class R	26.75	(18.17)	N/A	(2.74)	N/A	6.97	N/A
Russell 2500 Value Index	45.80	(8.33)	N/A	2.51	N/A	8.12	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,272.00	$5.98	$1,000.00	$1,019.80	$5.32
Investor A	$1,000.00	$1,269.50	$8.25	$1,000.00	$1,017.80	$7.33
Investor B	$1,000.00	$1,265.00	$12.55	$1,000.00	$1,013.99	$11.16
Investor C	$1,000.00	$1,263.90	$12.54	$1,000.00	$1,013.99	$11.16
Class R	$1,000.00	$1,267.50	$9.27	$1,000.00	$1,016.90	$8.24

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.45% for Investor A, 2.21% for Investor B, 2.21% for Investor C and 1.63% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Capital Appreciation Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s Institutional and Investor A Shares outperformed the benchmark Russell 1000 Growth Index for the 12- month period, while Investor B and Investor C Shares underperformed the index.

What factors influenced performance?

•

The 12-month period contained both a dramatic selloff and an equally-sharp market rally. These two extreme periods neutralized each other, with the benchmark Russell 1000 Growth Index declining 1.85% for the year.

•

Sector positioning accounted for the Portfolio’s outperformance during the period, with significant benefits coming from overweights in health care and consumer staples during the market decline, a consistent underweight in financials and a modest overweight in consumer discretionary. Stock selection in consumer discretionary, materials, industrials and information technology (IT) also added value. In consumer discretionary, investments in lower-priced retailers, such as Kohl’s Corp., Ross Stores, Inc. and Amazon.com, Inc., paid off as consumers became more price conscious during the recession.

•

In contrast, stock selection in energy and health care detracted from relative returns. In energy, investments in exploration and production companies underperformed significantly. Select holdings, including coal producer Massey Energy Co. and natural gas producer EOG Resources, Inc., significantly underperformed the benchmark’s allocation during the 12 months. In health care, the Portfolio missed out on significant upside by not holding Schering-Plough Corp., a large benchmark holding that was traded at a significant premium during the period. Two stocks the Portfolio did hold during the period. UnitedHealth Group, Inc. and Thermo Fisher Scientific, Inc., also contributed notably to underperformance within the sector.

Describe recent Portfolio activity.

•

During the annual period, we neutralized the defensive positioning that characterized the Portfolio for the majority of 2008 and gave the Portfolio a more opportunistic tilt. We accomplished this by significantly reducing investments in the defensive consumer staples and health care sectors, and increasing exposure to opportunistic investments in the more cyclical IT and consumer discretionary sectors.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio’s largest overweights relative to the Russell 1000 Growth Index were in IT and industrials, while its most substantial underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	5%
Google, Inc. - Class A	4
Microsoft Corp.	4
QUALCOMM, Inc.	4
Cisco Systems, Inc.	3
The Procter & Gamble Co.	3
The Coca-Cola Co.	3
Kohl’s Corp.	2
Danaher Corp.	2
Abbott Laboratories	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	35%
Health Care	17
Industrials	12
Consumer Staples	11
Consumer Discretionary	11
Financials	5
Energy	5
Materials	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

3	An index composed of those Russell 1000 securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	31.50%	(1.18)%	N/A	3.68%	N/A	0.72%	N/A
Investor A	31.18	(1.37)	(6.56)%	3.22	2.12%	0.30	(0.23)%
Investor B	30.53	(2.52)	(6.90)	2.41	2.05	(0.28)	(0.28)
Investor C	30.80	(2.29)	(3.26)	2.54	2.54	(0.38)	(0.38)
Russell 1000 Growth Index	32.58	(1.85)	N/A	1.86	N/A	(2.56)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,315.00	$4.12	$1,000.00	$1,021.51	$3.60
Investor A	$1,000.00	$1,311.80	$6.84	$1,000.00	$1,019.15	$5.97
Investor B	$1,000.00	$1,305.30	$12.25	$1,000.00	$1,014.44	$10.71
Investor C	$1,000.00	$1,308.00	$11.28	$1,000.00	$1,015.29	$9.85

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 1.18% for Investor A, 2.12% for Investor B and 1.95% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Energy & Resources Portfolio

Portfolio Management Commentary

The Portfolio added a custom benchmark the Wilshire 5000 Modified Energy Equal Weighted Index.

How did the Portfolio perform?

•

During the 12-month period, the Portfolio’s Institutional shares outperformed its custom benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index; Investor A shares performed in line with the index, while Investor B and Investor C shares trailed the index. The Portfolio underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•

Elevated cash positions, due to inflows into the Portfolio in the first two months of 2009 when the market was in steep decline, generated positive relative performance for the year. Additionally, the Portfolio’s shale-play investments in the exploration & production sector outperformed due to their valuable acreage and low cost of production.

•

The primary detractor from Portfolio performance relative to the custom benchmark was an underweight in the storage & transportation subsector. These stocks tend to outperform in defensive markets, as many of them offer higher dividend yields than other energy stocks. We have avoided this segment for quite some time, and remain more aggressively positioned for an economic recovery and higher global energy prices.

Describe recent Portfolio activity.

•

During the annual period, we put cash to work as fund flows were positive, investing in our favorite sub-industries - coal & exploration and production. We also increased the Portfolio’s allocation to precious metals as we are positioned for a weaker US dollar. Meanwhile, we sold some service and land-based drilling companies as rig counts declined substantially and look unlikely to increase back to previous highs.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio remains aggressively positioned from a sub-industry standpoint, leveraged to higher, long-term commodity prices. The Portfolio was overweight relative to the custom benchmark in coal producers, oil and natural gas exploration & production companies and metals/mining stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	6%
Southwestern Energy Co.	6
CONSOL Energy, Inc.	5
PetroHawk Energy Corp.	5
Newfield Exploration Co.	4
Plains Exploration & Production Co.	4
Penn Virginia Corp.	4
Peabody Energy Corp.	4
Arch Coal, Inc.	3
Goodrich Petroleum Corp.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	79%
Metals & Mining	12
Energy Equipment & Services	7
Gas Utilities	1
Independent Power Producers & Energy Traders	1

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	68.35%	(7.64)%	N/A	13.00%	N/A	20.43%	N/A
Investor A	68.06	(8.20)	(13.02)%	12.67	11.46%	20.02	19.38%
Investor B	67.39	(8.74)	(11.18)	11.85	11.72	19.37	19.37
Investor C	67.39	(8.68)	(9.22)	11.88	11.88	19.20	19.20
S&P 500 Index	34.02	(6.91)	N/A	1.02	N/A	(0.15)	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	68.80	(8.17)	N/A	12.07	N/A	16.66	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,683.50	$6.53	$1,000.00	$1,020.21	$4.91
Investor A	$1,000.00	$1,680.60	$8.74	$1,000.00	$1,018.55	$6.58
Investor B	$1,000.00	$1,673.90	$13.88	$1,000.00	$1,014.69	$10.45
Investor C	$1,000.00	$1,673.90	$13.88	$1,000.00	$1,014.69	$10.45

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.97% for Institutional, 1.30% for Investor A, 2.07% Investor B and 2.07% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, Aurora Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Each Portfolio other than the BlackRock Capital Appreciation Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Aurora, Capital Appreciation and Energy & Resources Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments September 30, 2009	All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Chemicals — 1.9%
Potash Corp. of Saskatchewan, Inc.(a)	139,000	$12,557,260

Energy Equipment & Services — 22.3%
Cameron International Corp.(b)	219,330	8,295,061
Core Laboratories NV	153,350	15,808,851
ENSCO International, Inc.	107,538	4,574,667
FMC Technologies, Inc.(a)(b)	403,290	21,067,870
Halliburton Co.	521,700	14,148,504
Helmerich & Payne, Inc.	171,830	6,792,440
Noble Corp.	172,310	6,540,888
Oceaneering International, Inc.(b)	141,510	8,030,692
Pride International, Inc.(b)	237,580	7,231,935
Schlumberger Ltd.	204,480	12,187,008
Smith International, Inc.	169,340	4,860,058
Transocean Ltd.(b)	195,940	16,758,748
Unit Corp.(b)	119,440	4,926,900
Weatherford International Ltd.(b)	715,870	14,839,985

		146,063,607

Gas Utilities — 4.0%
EQT Corp.	362,010	15,421,626
Questar Corp.	280,230	10,525,439

		25,947,065

Metals & Mining — 10.4%
Agnico-Eagle Mines Ltd.	152,090	10,319,307
BHP Billiton Ltd. - ADR(a)	172,310	11,374,183
Eldorado Gold Corp.(b)	587,920	6,677,352
Goldcorp, Inc.	338,452	13,663,307
Silver Wheaton Corp.(b)	1,412,324	17,781,159
Teck Resources Ltd. - Class B(b)	311,390	8,579,839

		68,395,147

Oil, Gas & Consumable Fuels — 55.7%
Alpha Natural Resources, Inc.(b)	90,300	3,169,530
Apache Corp.	217,230	19,948,231
Arch Coal, Inc.(a)	343,600	7,603,868
Bill Barrett Corp.(b)	247,121	8,103,097
Cameco Corp.	79,070	2,198,146
Canadian Natural Resources Ltd.	178,540	11,996,103
CONSOL Energy, Inc.	543,530	24,518,638
Crescent Point Energy Corp.	381,770	12,908,116
Dana Petroleum Plc(b)	278,300	6,258,659
Denbury Resources, Inc.(b)	760,890	11,512,266
EnCana Corp.	241,360	13,904,749
EOG Resources, Inc.	210,070	17,542,946
Forest Oil Corp.(b)	329,290	6,444,205
Galleon Energy, Inc. - Class A(b)	741,894	4,344,721
Gasco Energy, Inc.(b)	1,525,000	747,250
Hess Corp.	131,070	7,007,002
Hugoton Royalty Trust	1	18
Massey Energy Co.	643,539	17,948,303
Newfield Exploration Co.(b)	266,600	11,346,496
Noble Energy, Inc.	179,100	11,813,436
Occidental Petroleum Corp.	265,150	20,787,760
Patriot Coal Corp.(a)(b)	64,116	754,004
Peabody Energy Corp.	421,790	15,699,024
PetroChina Co. Ltd. - ADR(a)	34,390	3,911,862
Petroleo Brasileiro SA - ADR(a)	263,140	12,078,126
Plains Exploration & Production Co.(b)	160,410	4,436,941
Premier Oil Plc(b)	111,137	2,153,243
Quicksilver Resources, Inc.(a)(b)	551,700	7,828,623
Range Resources Corp.	386,200	19,062,832
Southwestern Energy Co.(b)	444,600	18,975,528
StatoilHydro ASA	384,522	8,681,338
StatoilHydro ASA - ADR	162,240	3,656,890
Suncor Energy, Inc.	253,380	8,756,813
TriStar Oil & Gas Ltd.(b)	260,914	3,813,855
TriStar Oil & Gas Ltd. (acquired 7/28/05, cost $102,217)(b)(c)	6,000	87,704
Tullow Oil Plc	383,100	6,931,517
Whiting Petroleum Corp.(b)	285,530	16,440,817
XTO Energy, Inc.	264,771	10,940,337

		364,312,994

Total Long-Term Investments (Cost — $540,646,307) — 94.3%		617,276,073

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(d)(e)	35,636,064	35,636,064
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(d)(e)(f)	49,756,750	49,756,750

Total Short-Term Securities (Cost — $85,392,814) — 13.1%		85,392,814

Total Investments (Cost — $626,039,121*) — 107.4%		702,668,887
Liabilities in Excess of Other Assets — (7.4)%		(48,225,249)

Net Assets — 100.0%		$654,443,638

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$628,584,620

Gross unrealized appreciation	$139,178,895
Gross unrealized depreciation	(65,094,628)

Net unrealized appreciation	$74,084,267

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ADR CAD USD	American Depositary Receipts Canadian Dollar US Dollar

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	All-Cap Energy & Resources Portfolio

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale. As of report date the Portfolio held less than 0.1% of its net assets, with a current value of $87,704 and an original cost of $102,217 in these securities.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$35,636,064	$72,600
BlackRock Liquidity Series, LLC Money Market Series	$7,958,750	$101,511

(e)	Represents the current yield as of report date.

(f)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Chemicals	$12,557,260	—	—	$12,557,260
Energy Equipment & Services	146,063,607	—	—	146,063,607
Gas Utilities	25,947,065	—	—	25,947,065
Metals & Mining	68,395,147	—	—	68,395,147
Oil, Gas & Consumable Fuels	340,288,237	$24,024,757	—	364,312,994
Short-Term Securities	35,636,064	49,756,750	—	85,392,814

Total	$628,887,380	$73,781,507	—	$702,668,887

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments September 30, 2009	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.8%
Orbital Sciences Corp.(a)	252,677	$3,782,575

Auto Components — 0.8%
Autoliv, Inc.	115,500	3,880,800

Automobiles — 0.9%
Thor Industries, Inc.	134,700	4,168,965

Capital Markets — 0.5%
Invesco Ltd.	94,900	2,159,924

Chemicals — 4.8%
Airgas, Inc.	49,300	2,384,641
Albemarle Corp.	162,200	5,612,120
FMC Corp.	152,800	8,595,000
Olin Corp.	373,200	6,508,608

		23,100,369

Commercial Banks — 6.4%
CVB Financial Corp.(b)	676,100	5,131,599
Glacier Bancorp, Inc.	132,703	1,982,583
KeyCorp	1,230,900	8,000,850
Sterling Bancshares, Inc.	962,600	7,036,606
TCF Financial Corp.(b)	510,200	6,653,008
United Bankshares, Inc.	103,129	2,020,297

		30,824,943

Commercial Services & Supplies — 2.2%
The Brink’s Co.	74,151	1,995,403
The GEO Group, Inc.(a)	410,700	8,283,819

		10,279,222

Communications Equipment — 2.7%
ADTRAN, Inc.	202,800	4,978,740
Arris Group, Inc.(a)	236,300	3,074,263
Polycom, Inc.(a)	188,600	5,045,050

		13,098,053

Construction & Engineering — 1.7%
Granite Construction, Inc.	126,500	3,913,910
KBR, Inc.	175,300	4,082,737

		7,996,647

Diversified Financial Services — 3.5%
NYSE Euronext	144,500	4,174,605
PHH Corp.(a)	633,116	12,561,021

		16,735,626

Electric Utilities — 0.7%
Unisource Energy Corp.	100,600	3,093,450

Electrical Equipment — 2.5%
AMETEK, Inc.	174,800	6,102,268
Regal-Beloit Corp.	127,700	5,837,167

		11,939,435

Electronic Equipment, Instruments & Components — 4.4%
Amphenol Corp. - Class A	142,300	5,361,864
Anixter International, Inc.(a)	167,900	6,734,469
Tech Data Corp.(a)	214,800	8,937,828

		21,034,161

Energy Equipment & Services — 2.0%
Core Laboratories NV	36,000	3,711,240
Oil States International, Inc.(a)	172,500	6,059,925

		9,771,165

Food & Staples Retailing — 1.8%
BJ’s Wholesale Club, Inc.(a)	137,900	4,994,738
Winn-Dixie Stores, Inc.(a)	270,700	3,551,584

		8,546,322

Food Products — 1.5%
Del Monte Foods Co.	221,000	2,559,180
TreeHouse Foods, Inc.(a)(b)	131,692	4,697,454

		7,256,634

Health Care Equipment & Supplies — 0.9%
The Cooper Cos., Inc.	146,100	4,343,553

Health Care Providers & Services — 5.9%
Amedisys, Inc.(a)	85,600	3,734,728
CIGNA Corp.	165,700	4,654,513
Coventry Health Care, Inc.(a)	124,200	2,479,032
LifePoint Hospitals, Inc.(a)	227,600	6,158,856
Lincare Holdings, Inc.(a)	150,900	4,715,625
MEDNAX, Inc.(a)	37,100	2,037,532
Psychiatric Solutions, Inc.(a)(b)	166,600	4,458,216

		28,238,502

Hotels, Restaurants & Leisure — 4.2%
Darden Restaurants, Inc.	67,565	2,305,994
Penn National Gaming, Inc.(a)	107,100	2,962,386
Scientific Games Corp. - Class A(a)	466,629	7,386,737
Sonic Corp.(a)	278,200	3,076,892
Wendy’s/Arby’s Group, Inc. - Class A	920,800	4,355,384

		20,087,393

Household Durables — 3.4%
Jarden Corp.	208,600	5,855,402
Newell Rubbermaid, Inc.	362,800	5,692,332
Snap-On, Inc.	129,500	4,501,420

		16,049,154

Industrial Conglomerates — 1.0%
Textron, Inc.	254,994	4,839,786

Insurance — 4.2%
The Hanover Insurance Group, Inc.	238,730	9,866,711
Navigators Group, Inc.(a)	64,300	3,536,500
Platinum Underwriters Holdings Ltd.	71,277	2,554,568
W.R. Berkley Corp.	171,900	4,345,632

		20,303,411

Internet Software & Services — 1.6%
SkillSoft Plc - ADR(a)	790,413	7,587,965

IT Services — 2.0%
Lender Processing Services, Inc.	252,100	9,622,657

Leisure Equipment & Products — 2.0%
Hasbro, Inc.	349,000	9,684,750

Machinery — 4.8%
Donaldson Co., Inc.	75,000	2,597,250
Kennametal, Inc.	162,694	4,003,899
Mueller Water Products, Inc. - Class A	414,200	2,269,816
Pentair, Inc.	249,600	7,368,192
Terex Corp.(a)	319,100	6,614,943

		22,854,100

Marine — 1.0%
Kirby Corp.(a)	135,400	4,985,428

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media — 3.1%
Arbitron, Inc.	376,500	$7,816,140
Cablevision Systems Corp. - Class A	117,200	2,783,500
Regal Entertainment Group - Class A	358,600	4,417,952

		15,017,592

Metals & Mining — 4.0%
Compass Minerals International, Inc.	73,700	4,541,394
Horsehead Holding Corp.(a)	426,400	4,997,408
Steel Dynamics, Inc.	331,300	5,082,142
Thompson Creek Metals Co., Inc.(a)(b)	354,900	4,283,643

		18,904,587

Multiline Retail — 0.6%
Saks, Inc.(a)	383,900	2,618,198

Multi-Utilities — 1.1%
CMS Energy Corp.	374,100	5,012,940

Oil, Gas & Consumable Fuels — 4.9%
Atlas Energy, Inc.	324,000	8,770,680
James River Coal Co.(a)	325,200	6,214,572
Newfield Exploration Co.(a)	145,100	6,175,456
Whiting Petroleum Corp.(a)	36,600	2,107,428

		23,268,136

Professional Services — 0.3%
FTI Consulting, Inc.(a)	35,800	1,525,438

Real Estate Investment Trusts (REITs) — 4.2%
Alexandria Real Estate Equities, Inc.(b)	46,500	2,527,275
Chimera Investment Corp.	635,000	2,425,700
DCT Industrial Trust, Inc.	640	3,270
MFA Financial, Inc.	1,304,600	10,384,616
Nationwide Health Properties, Inc.	157,000	4,865,430

		20,206,291

Road & Rail — 0.9%
Genesee & Wyoming, Inc. - Class A(a)	147,000	4,457,040

Semiconductors & Semiconductor Equipment — 5.4%
Analog Devices, Inc.	70,200	1,936,116
Fairchild Semiconductor International, Inc.(a)	876,500	8,966,595
Intersil Corp. - Class A	298,200	4,565,442
ON Semiconductor Corp.(a)	686,800	5,666,100
Verigy Ltd.(a)	414,500	4,816,490

		25,950,743

Software — 1.5%
Lawson Software, Inc.(a)	625,275	3,901,716
Novell, Inc.(a)	696,392	3,140,728

		7,042,444

Specialty Retail — 3.9%
The Children’s Place Retail Stores, Inc.(a)	134,200	4,020,632
Guess?, Inc.	198,400	7,348,736
O’Reilly Automotive, Inc.(a)	66,900	2,417,766
RadioShack Corp.	303,800	5,033,966

		18,821,100

Textiles, Apparel & Luxury Goods — 0.8%
Iconix Brand Group, Inc.(a)	306,900	3,827,043

Water Utilities — 1.0%
American Water Works Co., Inc.	244,800	4,881,312

Total Long-Term Investments (Cost — $423,313,833) — 99.9%		477,797,854

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(c)(d)	8,513,191	8,513,191
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)	28,603,600	28,603,600

Total Short-Term Securities (Cost — $37,116,791) — 7.7%		37,116,791

Total Investments (Cost — $460,430,624*) — 107.6%		514,914,645
Liabilities in Excess of Other Assets — (7.6)%		(36,469,769)

Net Assets — 100.0%		$478,444,876

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$467,342,418

Gross unrealized appreciation	$54,751,851
Gross unrealized depreciation	(7,179,624)

Net unrealized appreciation	$47,572,227

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,513,191	$48,148
BlackRock Liquidity Series, LLC Money Market Series	$(27,751,800)	$209,506

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments (concluded)	Aurora Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$477,797,854
Short-Term Securities	8,513,191

Total Level 1	486,311,045

Level 2 – Short-Term Securities	28,603,600
Level 3	—

Total	$514,914,645

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Air Freight & Logistics — 3.0%
C.H. Robinson Worldwide, Inc.	73,300	$4,233,075
United Parcel Service, Inc. - Class B	137,400	7,758,978

		11,992,053

Airlines — 1.5%
Delta Air Lines, Inc.(a)	658,500	5,900,160

Beverages — 3.4%
The Coca-Cola Co.	184,154	9,889,070
PepsiCo, Inc.	61,424	3,603,132

		13,492,202

Biotechnology — 5.1%
Amgen, Inc.(a)	137,900	8,305,717
Celgene Corp.(a)	105,100	5,875,090
Genzyme Corp.(a)	102,800	5,831,844

		20,012,651

Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	30,600	5,641,110

Chemicals — 0.8%
Ecolab, Inc.	71,900	3,323,937

Commercial Banks — 0.5%
Wells Fargo & Co.	70,000	1,972,600

Communications Equipment — 7.5%
Cisco Systems, Inc.(a)	518,921	12,215,400
Palm, Inc.(a)(b)	178,700	3,114,741
QUALCOMM, Inc.	321,023	14,439,615

		29,769,756

Computers & Peripherals — 9.6%
Apple, Inc.(a)	102,918	19,077,910
EMC Corp.(a)	211,300	3,600,552
Hewlett-Packard Co.	164,000	7,742,440
International Business Machines Corp.	29,100	3,480,651
NetApp, Inc.(a)	25,000	667,000
Seagate Technology	222,100	3,378,141

		37,946,694

Diversified Financial Services — 2.3%
CME Group, Inc.	15,620	4,813,928
JPMorgan Chase & Co.	93,200	4,084,024

		8,897,952

Energy Equipment & Services — 1.5%
Schlumberger Ltd.	39,317	2,343,293
Transocean Ltd.(a)	44,005	3,763,748

		6,107,041

Food & Staples Retailing — 2.1%
Wal-Mart Stores, Inc.	167,386	8,216,979

Health Care Equipment & Supplies — 3.7%
Boston Scientific Corp.(a)(b)	739,800	7,834,482
Zimmer Holdings, Inc.(a)	124,300	6,643,835

		14,478,317

Health Care Providers & Services — 2.1%
Medco Health Solutions, Inc.(a)	104,622	5,786,643
UnitedHealth Group, Inc.	51,600	1,292,064
WellPoint, Inc.(a)	29,900	1,416,064

		8,494,771

Health Care Technology — 1.0%
Cerner Corp.(a)(b)	53,700	4,016,760

Hotels, Restaurants & Leisure — 1.8%
Las Vegas Sands Corp.(a)(b)	99,400	1,673,896
Starbucks Corp.(a)	147,000	3,035,550
Starwood Hotels & Resorts Worldwide, Inc.	76,000	2,510,280

		7,219,726

Household Products — 3.0%
The Procter & Gamble Co.	206,386	11,953,877

Industrial Conglomerates — 2.1%
3M Co.	112,600	8,309,880

Insurance — 1.1%
MetLife, Inc.	109,600	4,172,472

Internet & Catalog Retail — 1.6%
Amazon.com, Inc.(a)(b)	68,940	6,436,238

Internet Software & Services — 4.6%
Baidu, Inc. - ADR(a)	7,100	2,776,455
Google, Inc. - Class A(a)	31,054	15,398,126

		18,174,581

Life Sciences Tools & Services — 0.7%
Covance, Inc.(a)	50,200	2,718,330

Machinery — 4.4%
Cummins, Inc.	95,200	4,265,912
Danaher Corp.	141,322	9,513,797
PACCAR, Inc.	100,300	3,782,313

		17,562,022

Media — 1.1%
CBS Corp. - Class B	354,500	4,271,725

Metals & Mining — 2.5%
Agnico-Eagle Mines Ltd.	59,400	4,030,290
Freeport-McMoRan Copper & Gold, Inc.	47,737	3,275,235
United States Steel Corp.	58,900	2,613,393

		9,918,918

Multiline Retail — 3.3%
JC Penney Co., Inc.	103,000	3,476,250
Kohl’s Corp.(a)	167,668	9,565,459

		13,041,709

Oil, Gas & Consumable Fuels — 3.0%
Exxon Mobil Corp.	58,000	3,979,380
PetroHawk Energy Corp.(a)	220,000	5,326,200
Range Resources Corp.	53,100	2,621,016

		11,926,596

Personal Products — 1.3%
Avon Products, Inc.	147,500	5,009,100

Pharmaceuticals — 4.3%
Abbott Laboratories	173,000	8,558,310
Pfizer, Inc.	271,400	4,491,670
Teva Pharmaceutical Industries Ltd. - ADR	76,600	3,872,896

		16,922,876

Professional Services — 0.5%
Manpower, Inc.	31,500	1,786,365

Semiconductors & Semiconductor Equipment — 5.1%
Broadcom Corp. - Class A(a)	183,727	5,638,581

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (concluded)	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Lam Research Corp.(a)	133,217	$4,550,693
Micron Technology, Inc.(a)	331,200	2,715,840
NVIDIA Corp.(a)	221,400	3,327,642
PMC-Sierra, Inc.(a)	428,357	4,095,093

		20,327,849

Software — 7.6%
Activision Blizzard, Inc.(a)	224,100	2,776,599
Check Point Software Technologies(a)	176,900	5,015,115
Microsoft Corp.	587,242	15,203,695
Oracle Corp.	92,310	1,923,740
Salesforce.com, Inc.(a)	87,279	4,968,794

		29,887,943

Specialty Retail — 2.9%
CarMax, Inc.(a)	170,300	3,559,270
The Home Depot, Inc.	141,100	3,758,904
Ross Stores, Inc.	82,870	3,958,700

		11,276,874

Tobacco — 1.4%
Philip Morris International, Inc.	117,140	5,709,404

Wireless Telecommunication Services — 1.0%
American Tower Corp. - Class A(a)	113,638	4,136,423

Total Long-Term Investments (Cost — $322,161,411) — 98.8%		391,025,891

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(c)(d)	8,129,215	8,129,215
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)	17,936,500	17,936,500

Total Short-Term Securities (Cost — $26,065,715) — 6.6%		26,065,715

Total Investments (Cost — $348,227,126*) — 105.4%		417,091,606
Liabilities in Excess of Other Assets — (5.4)%		(21,346,977)

Net Assets — 100.0%		$395,744,629

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$354,497,942

Gross unrealized appreciation	$63,553,986
Gross unrealized depreciation	(960,322)

Net unrealized appreciation	$62,593,664

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,129,215	$16,066
BlackRock Liquidity Series, LLC Money Market Series	$8,176,150	$9,190

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$391,025,891
Short-Term Securities	8,129,215

Total Level 1	399,155,106

Level 2 – Short-Term Securities	17,936,500
Level 3	—

Total	$417,091,606

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Auto Components — 0.4%
Westport Innovations, Inc.(a)	221,086	$2,808,355
Westport Innovations, Inc. (acquired 9/15/04, cost $258,509)(a)(b)	53,057	673,964

		3,482,319

Capital Markets — 0.0%
Treasure Island Royalty Trust(a)	366,922	135,761

Commercial Services & Supplies — 0.3%
Alexco Resource Corp.(a)	967,683	2,508,385
Republic Resources, Inc.(a)	28,750	—

		2,508,385

Diversified Financial Services — 0.0%
Quest Capital Corp.	61,000	64,951

Electrical Equipment — 0.0%
ITM Power Plc(a)	525,200	218,827
Ocean Power Technologies, Inc.(a)	63,900	308,637

		527,464

Electronic Equipment, Instruments & Components — 0.1%
Opsens, Inc.(a)	1,000,000	653,809

Energy Equipment & Services — 6.7%
Baker Hughes, Inc.(c)	300,000	12,798,000
Complete Production Services, Inc.(a)	34,400	388,720
ENSCO International, Inc.	94,100	4,003,014
Halliburton Co.	490,726	13,308,489
Hercules Offshore, Inc.(a)	68,900	338,299
HSE Integrated Ltd.(a)	28,238	17,144
Key Energy Services, Inc.(a)	676,000	5,881,200
Leader Energy Services Ltd.(a)	151,368	12,017
National Oilwell Varco, Inc.(a)	43,270	1,866,235
Smith International, Inc.	200,000	5,740,000
Technicoil Corp.(a)	547,800	189,311
Technicoil Corp. (acquired 6/15/04, cost $548,935)(a)(b)	753,100	260,260
TransCanada Corp.	40,700	1,268,537
Weatherford International Ltd.(a)	754,396	15,638,629
Xtreme Coil Drilling Corp.(a)	230,900	1,207,715

		62,917,570

Gas Utilities — 1.2%
EQT Corp.	256,500	10,926,900

Independent Power Producers & Energy Traders — 0.6%
Calpine Corp.(a)	478,900	5,516,928
Dynegy, Inc. - Class A(a)	1,560	3,978

		5,520,906

Machinery — 0.0%
Railpower Technologies Corp.(a)	360,600	—

Metals & Mining — 11.1%
Archipelago Resources Plc(a)	2,247,400	915,884
Baja Mining Corp.(a)	3,654,800	2,321,267
BHP Billiton Ltd. - ADR(c)	300,000	19,803,000
Corriente Resources, Inc. - Class A(a)	982,800	6,223,681
Crosshair Exploration & Mining Corp.(a)	349,800	84,027
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $248,613)(a)(b)	206,800	49,254
Eldorado Gold Corp.(a)	368,965	4,190,552
Erdene Gold, Inc. (acquired 4/10/07, cost $959,233)(a)(b)	1,100,000	282,539
European Goldfields Ltd.(a)	561,400	2,611,285
Freeport-McMoRan Copper & Gold, Inc.	300,000	20,583,000
Fronteer Development Group, Inc.(a)	500,000	2,157,568
Gold Reserve, Inc.(a)	123,948	107,835
Goldcorp, Inc.	4,600	184,662
Golden Star Resources Ltd.(a)(c)	789,408	2,691,206
Grande Cache Coal Corp.(a)	306,300	1,135,769
Helio Resource Corp.(a)	1,500,000	840,611
Kilo Goldmines Ltd.(a)	20,000	8,219
Kinross Gold Corp.	111,175	2,412,497
Linear Gold Corp.(a)	1,000,000	2,232,289
MAG Silver Corp.(a)	964,000	5,609,415
Minefinders Corp. Ltd.(a)(c)	250,000	2,435,000
Nevsun Resources Ltd.(a)	1,054,800	2,157,579
Northern Star Mining Corp.(a)	1,633,500	686,569
Oromin Explorations Ltd.(a)	1,850,000	1,486,013
Polymet Mining Corp.(a)	2,250,000	5,926,306
Q2 Gold Resources, Inc. (acquired 6/18/07, cost $0)(a)(b)	327,600	—
Rainy River Resources Ltd.(a)	699,500	1,470,018
Romarco Minerals, Inc.(a)	223,000	229,113
Selkirk Metals Corp.(a)	2,000,000	270,863
Sunridge Gold Corp.(a)	3,325,559	2,081,095
Vale SA - ADR(c)	300,000	6,939,000
Virginia Mines, Inc.(a)	216,350	1,012,388
West Timmins Mining, Inc.(a)	1,773,428	3,428,754
Western Canadian Coal Corp.(a)	360,400	972,826
X-Cal Resources Ltd.(a)	1,755,500	245,949

		103,786,033

Oil, Gas & Consumable Fuels — 77.0%
Advantage Oil & Gas Ltd. (acquired 6/26/09, cost $5,214,217)(a)(b)	1,000,000	6,363,424
Alpha Natural Resources, Inc.(a)	399,128	14,009,393
American Oil & Gas, Inc.(a)	224,088	441,453
Approach Resources, Inc.(a)	93,700	850,796
Arch Coal, Inc.(c)	1,324,400	29,308,972
Argosy Energy, Inc.(a)	3,422	4,091
Atlas Energy, Inc.	500,000	13,535,000
ATP Oil & Gas Corp.(a)	168,800	3,019,832
Baytex Energy Trust	421,948	9,300,867
Canadian Superior Energy, Inc.(a)	6,230,300	5,420,361
Canext Energy Ltd.(a)	207,829	79,587
Chesapeake Energy Corp.(c)	800,000	22,720,000
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $1,418,282)(a)(b)	901,980	825,611
Clayton Williams Energy, Inc.(a)	319,421	9,620,961
Compton Petroleum Corp. (acquired 9/24/04, cost $727,951)(a)(b)	104,300	135,410
Comstock Resources, Inc.(a)	203,300	8,148,264
CONSOL Energy, Inc.	1,097,600	49,512,736
Continental Resources, Inc.(a)(c)	135,000	5,287,950
Corridor Resources, Inc.(a)	646,600	1,974,858
Crescent Point Energy Corp.	102,001	3,448,780
Crew Energy, Inc.(a)	880,537	7,114,039
Crew Energy, Inc. (acquired 6/24/98 through 10/19/98, cost $184,988)(a)(b)	191,300	1,545,551
Daylight Resources Trust	746,361	5,925,436
Delphi Energy Corp.(a)	955,200	1,257,957
Denbury Resources, Inc.(a)	595,200	9,005,376
Ember Resources, Inc.(a)	109,690	89,133
Energy XXI Bermuda Ltd.	553,900	858,545
EXCO Resources, Inc.(a)	1,268,800	23,713,872
Fairborne Energy Ltd.(a)	712,958	3,003,260
Forest Oil Corp.(a)	100,000	1,957,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Schedule of Investments (continued)	Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Galleon Energy, Inc. - Class A(a)	2,160,382	$12,651,749
Galleon Energy, Inc. - Class A (acquired 2/09/04, cost $346,401)(a)(b)	173,600	1,016,646
Gasco Energy, Inc.(a)	927,600	454,524
Gastar Exploration Ltd.(a)	211,060	1,017,309
GMX Resources, Inc.(a)(c)	530,789	8,338,695
Goodrich Petroleum Corp.(a)(c)	1,009,700	26,060,357
Heritage Oil Plc(a)	2,523,000	19,899,536
Highpine Oil & Gas Ltd.(a)	323,650	2,155,349
Iteration Energy Ltd.(a)	226,744	254,138
James River Coal Co.(a)	131,100	2,505,321
Longview Energy Co. (acquired 8/13/04, cost $1,281,000)(a)(b)	85,400	768,600
Lynden Energy Corp.(a)	200,400	59,896
Marathon Oil Corp.	6,447	205,659
Massey Energy Co.	1,944,840	54,241,588
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $2,957,155)(a)(b)	513,393	6,099,109
MGM Energy Corp.(a)	15,084	1,902
Midnight Oil Exploration Ltd.(a)	550,300	513,987
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $1,971,489)(a)(b)	577,400	539,299
NAL Oil & Gas Trust	7,526	89,273
Newfield Exploration Co.(a)	959,310	40,828,234
Niko Resources Ltd. (acquired 5/02/03 through 11/10/03, cost $689,948)(a)(b)	39,000	3,050,717
Open Range Energy Corp.(a)	48,061	83,046
Pacific Rodera Energy, Inc.(a)	990,200	240,463
Pacific Rubiales Energy Corp.(a)	678,950	8,408,796
Pan Orient Energy Corp.(a)	1,167,100	5,232,410
Parallel Petroleum Corp.(a)	107,032	339,291
Paramount Resources Ltd. - Class A(a)	377,100	5,085,998
Patriot Coal Corp.(a)(c)	377,346	4,437,589
Peabody Energy Corp.	895,436	33,328,128
Pengrowth Energy Trust	25,486	269,702
Penn Virginia Corp.	1,608,300	36,846,153
Penn West Energy Trust	153,333	2,431,789
PetroHawk Energy Corp.(a)	1,856,500	44,945,865
Petrolifera Petroleum Ltd.(a)	892,415	900,208
Pioneer Natural Resources Co.(c)	209,200	7,591,868
Plains Exploration & Production Co.(a)	1,355,525	37,493,822
ProspEx Resources Ltd.(a)	1,504,120	1,657,742
Quest Resource Corp.(a)	112,000	66,080
Quicksilver Resources, Inc.(a)(c)	364,400	5,170,836
Range Resources Corp.	200,000	9,872,000
Ship Finance International Ltd.	27	332
Southwestern Energy Co.(a)	1,182,300	50,460,564
Stone Energy Corp.(a)	27,274	444,839
Tag Oil Ltd.(a)	39,600	20,343
Trafalgar Energy Ltd.(a)	21,717	34,888
Triex Minerals Corp.(a)	468,150	83,079
Trilogy Energy Trust	152,791	1,093,148
TriStar Oil & Gas Ltd.(a)	767,337	11,216,386
TriStar Oil & Gas Ltd. (acquired 12/06/02, cost $103,279)(a)(b)	34,400	502,835
True Energy Trust	188,332	188,218
Tullow Oil Plc	544,198	9,846,300
Ultra Petroleum Corp.(a)	278,100	13,615,776
Uranium One, Inc.(a)	1,005,765	2,414,249
UTS Energy Corp.(a)	1,349,400	2,180,416
Vero Energy, Inc.(a)	55,374	209,983
Vero Energy, Inc. (acquired 11/28/05, cost $68,972)(a)(b)	36,268	137,532
Warren Resources, Inc.(a)	222,282	657,955
West Energy Ltd.(a)	1,199,235	2,901,059
WesternZagros Resources Ltd.(a)	76,800	154,941

		719,795,032

Total Common Stocks — 97.4%		910,319,130

Warrants — 0.0%
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/09, strike price 1.80 CAD) (acquired 4/04/08, cost $2,005)(a)(b)	206,800	2

Total Long-Term Investments (Cost — $742,655,694) — 97.4%		910,319,132

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(d)(e)	26,842,789	26,842,789
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(d)(e)(f)	95,162,500	95,162,500

Total Short-Term Securities (Cost — $122,005,289) — 13.1%		122,005,289

Total Investments (Cost — $864,660,983*) — 110.5%		1,032,324,421
Liabilities in Excess of Other Assets — (10.5)%		(97,925,846)

Net Assets — 100.0%		$934,398,575

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$888,215,154

Gross unrealized appreciation	$267,991,112
Gross unrealized depreciation	(123,881,845)

Net unrealized appreciation	$144,109,267

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Portfolio held 2.4% of its net assets, with a current value of $22,250,753 and an original cost of $16,980,977 in these securities.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$26,842,789	$128,134
BlackRock Liquidity Series, LLC Money Market Series	$30,696,300	$262,063

(e)	Represents the current yield as of report date.

(f)	Security purchased with the cash collateral from securities loans.

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Energy & Resources Portfolio

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD 138,000	USD	128,492	Citibank, N.A.	10/02/09	$402

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Auto Components	$3,482,319	—	—	$3,482,319
Capital Markets	135,761	—	—	135,761
Commercial Services & Supplies	2,508,385	—	—	2,508,385
Diversified Financial Services	64,951	—	—	64,951
Electrical Equipment	308,637	$218,827	—	527,464
Electrical Equipment, Instruments & Components	653,809	—	—	653,809
Energy Equipment & Services	62,917,570	—	—	62,917,570
Gas Utilities	10,926,900	—	—	10,926,900
Independent Power Producers & Energy Traders	5,520,906	—	—	5,520,906
Machinery	—	—	—	—
Metals & Mining	$103,786,033	—	—	$103,786,033
Oil, Gas & Consumable Fuels	676,742,335	$29,821,565	$13,231,132	719,795,032
Warrants	—	—	2	2
Short-Term Securities	26,842,789	95,162,500	—	122,005,289

Other Financial Instruments[1] :
Assets:	—	402	—	402

Total	$893,890,395	$125,203,294	$13,231,134	$1,032,324,823

[1]	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for the period ended September 30, 2009:

	Long-Term Investments
	Commercial Services & Supplies	Machinery	Oil, Gas & Consumable Fuels	Warrants	Total
Balance, as of September 30, 2008	—	—	$9,731,750	$1,282	$9,733,032
Realized gain/loss	—	—	—	—	—
Change in unrealized appreciation/ depreciation[2]	—	—	(1,714,835)	(1,280)	(1,716,115)
Net purchases/sales	—	—	5,214,217	—	5,214,217
Transfers in/out of Level 3	—	—	—	—	—

Balance, as of September 30, 2009	—	—	$13,231,132	$2	$13,231,134

[2]

Represents the change in unrealized appreciation/depreciation on securities still held at September 30, 2009 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Statements of Assets and Liabilities

September 30, 2009	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Assets
Investments at value - unaffiliated[1,2]	$617,276,073	$477,797,854	$391,025,891	$910,319,132
Investments at value - affiliated[3]	85,392,814	37,116,791	26,065,715	122,005,289
Foreign currency at value[4]	2,938	98	—	795
Unrealized appreciation on foreign currency exchange contracts	—	—	—	402
Investments sold receivable	—	2,049,788	1,708,146	—
Securities lending income receivable - affiliated	13,868	8,776	2,519	30,926
Capital shares sold receivable	2,840,159	181,238	1,027,370	2,353,643
Dividends and reclaims receivable	434,951	319,462	225,676	258,251
Receivable from advisor	—	—	9,580	—
Dividends receivable - affiliated	6,730	1,659	1,736	4,424
Prepaid expenses	66,698	59,408	19,155	79,747

Total assets	706,034,231	517,535,074	420,085,788	1,035,052,609

Liabilities
Collateral at value - securities loaned	49,756,750	28,603,600	17,936,500	95,162,500
Investments purchased payable	—	4,052,550	5,737,397	129,127
Capital shares redeemed payable	842,752	5,169,632	236,548	3,854,529
Investment advisory fees payable	472,634	459,083	175,808	685,222
Other affiliates payable	261,589	509,782	127,424	449,396
Service and distribution fees payable	158,293	197,432	64,564	257,249
Officer’s and Trustees’ fees payable	6,530	8,635	5,185	6,584
Other accrued expenses payable	92,045	89,484	57,733	109,427

Total liabilities	51,590,593	39,090,198	24,341,159	100,654,034

Net Assets	$654,443,638	$478,444,876	$395,744,629	$934,398,575

Net Assets Consist of
Paid-in capital	$738,934,279	$764,093,186	$431,217,028	$965,216,030
Undistributed (accumulated) net investment income (loss)	3,610,645	5,020,885	1,003,542	(15,362,311)
Accumulated net realized loss	(164,732,478)	(345,153,216)	(105,340,421)	(183,119,825)
Net unrealized appreciation/depreciation	76,631,192	54,484,021	68,864,480	167,664,681

Net Assets	$654,443,638	$478,444,876	$395,744,629	$934,398,575

[1] Investments at cost - unaffiliated	$540,646,307	$423,313,833	$322,161,411	$742,655,694
[2] Securities loaned at value	$48,244,547	$27,670,830	$17,488,360	$93,135,951
[3] Investments at cost - affiliated	$85,392,814	$37,116,791	$26,065,715	$122,005,289
[4] Foreign currency at cost	$2,803	$98	—	$612

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities (concluded)

September 30, 2009	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Net Asset Value
Institutional
Net assets	$328,433,653	$47,963,777	$192,614,118	$134,186,943
Shares outstanding[1]	26,357,078	2,990,762	12,780,262	4,115,057
Par value per share	$0.001	$0.001	$0.001	$0.001
Net asset value	$12.46	$16.04	$15.07	$32.61
Service
Net assets	$3,426,029	—	—	—
Shares outstanding[1]	280,016	—	—	—
Par value per share	$0.001	—	—	—
Net asset value	$12.24	—	—	—
Investor A
Net assets	$178,364,178	$319,656,461	$169,865,020	$636,437,481
Shares outstanding[1]	14,578,014	21,823,613	11,807,933	22,195,893
Par value per share	$0.001	$0.001	$0.001	$0.001
Net asset value	$12.24	$14.65	$14.39	$28.67
Investor B
Net assets	$30,873,186	$44,974,092	$10,279,411	$34,218,427
Shares outstanding[1]	2,607,141	3,877,576	780,514	1,587,171
Par value per share	$0.001	$0.001	$0.001	$0.001
Net asset value	$11.84	$11.60	$13.17	$21.56
Investor C
Net assets	$113,346,592	$64,812,314	$22,986,080	$129,555,724
Shares outstanding[1]	9,565,098	5,591,030	1,735,429	6,023,571
Par value per share	$0.001	$0.001	$0.001	$0.001
Net asset value	$11.85	$11.59	$13.25	$21.51
Class R
Net assets	—	$1,038,232	—	—
Shares outstanding[1]	—	71,623	—	—
Par value per share	—	$0.001	—	—
Net asset value	—	$14.50	—	—

[1]	Unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Statements of Operations

Year Ended September 30, 2009	All-Cap Energy & Resources Portfolio	Aurora Portfolio	Capital Appreciation Portfolio	Energy & Resources Portfolio
Investment Income
Dividends and reclaims	$6,319,173	$7,117,718	$3,201,180	$4,902,948
Foreign taxes withheld	(489,138)	(13,714)	(11,983)	(289,062)
Securities lending - affiliated	101,511	209,506	9,190	262,063
Interest and dividends - affiliated	73,582	49,834	16,498	129,205
Interest	466	1,646	—	6,440

Total investment income	6,005,594	7,364,990	3,214,885	5,011,594

Expenses
Investment advisory	4,093,876	4,146,417	1,602,847	4,956,726
Service and distribution - class specific	1,529,753	1,984,132	548,167	2,359,766
Transfer agent - class specific	850,141	1,657,793	453,210	1,416,854
Administration	403,294	364,228	184,944	479,096
Printing	115,761	145,700	53,996	128,558
Administration - class specific	136,622	122,155	61,486	162,290
Registration	149,923	62,418	45,776	121,277
Custodian	77,147	42,883	29,913	55,372
Professional	63,602	57,414	66,078	75,437
Officer and Trustees	21,755	20,351	18,334	24,398
Miscellaneous	44,985	32,627	18,131	58,476
Recoupment of past waived fees - class specific	81,458	119,300	14,494	129,844

Total expenses	7,568,317	8,755,418	3,097,376	9,968,094
Less fees waived by advisor	(50,842)	(5,800)	(296,131)	(14,716)
Less administration fees waived - class specific	(88,193)	(98,402)	(29,934)	(78,796)
Less transfer agent fees waived - class specific	(58,573)	(72,600)	(6,419)	(50,881)
Less transfer agent fees reimbursed - class specific	(368,243)	(768,368)	(77,516)	(447,904)
Less fees paid indirectly	(2,470)	(4,513)	(1,218)	(2,967)

Total expenses after fees waived, reimbursed and paid indirectly	6,999,996	7,805,735	2,686,158	9,372,830

Net investment income (loss)	(994,402)	(440,745)	528,727	(4,361,236)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(165,469,883)	(217,523,866)	(52,852,702)	(178,874,511)
Litigation proceeds	—	1,810,856	488,373	284,029
Foreign currency transactions	(132,249)	(68)	—	512,602

	(165,602,132)	(215,713,078)	(52,364,329)	(178,077,880)

Net change in unrealized appreciation/depreciation on:
Investments	14,087,908	53,000,748	70,125,354	106,108,948
Foreign currency transactions	14,243	(1)	—	(492,284)

	14,102,151	53,000,747	70,125,354	105,616,664

Total realized and unrealized gain (loss)	(151,499,981)	(162,712,331)	17,761,025	(72,461,216)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(152,494,383)	$(163,153,076)	$18,289,752	$(76,822,452)

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Changes in Net Assets

	All-Cap Energy & Resources Portfolio		Aurora Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income (loss)	$(994,402)	$11,336,746	$(440,745)	$(7,096,388)
Net realized gain (loss)	(165,602,132)	102,084,945	(215,713,078)	(100,132,909)
Net change in unrealized appreciation/depreciation	14,102,151	(269,024,429)	53,000,747	(166,084,129)

Net decrease in net assets resulting from operations	(152,494,383)	(155,602,738)	(163,153,076)	(273,313,426)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(4,105,246)	—	—
Service	—	(16,970)	—	—
Investor A	—	(1,618,979)	—	—
Investor B	—	(88,534)	—	—
Investor C	—	(404,429)	—	—
Tax return of capital:
Institutional	—	—	—	(1,127,041)
Investor A	—	—	—	(6,120,894)
Investor B	—	—	—	(2,063,828)
Investor C	—	—	—	(1,733,899)
Class R	—	—	—	(10,832)
Net realized gain:
Institutional	(46,056,785)	(14,094,817)	—	(30,668,524)
Service	(320,003)	(71,355)	—	—
Investor A	(21,057,088)	(6,879,249)	—	(162,487,528)
Investor B	(3,991,135)	(912,837)	—	(52,727,334)
Investor C	(13,578,949)	(3,537,720)	—	(44,412,046)
Class R	—	—	—	(294,567)

Decrease in net assets resulting from dividends and distributions to shareholders	(85,003,960)	(31,730,136)	—	(301,646,493)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(87,080,928)	(46,293,225)	(149,128,618)	(137,141,667)

Redemption Fees
Redemption fees	50,517	86,648	9,271	7,015

Net Assets
Total decrease in net assets	(324,528,754)	(233,539,451)	(312,272,423)	(712,094,571)
Beginning of year	978,972,392	1,212,511,843	790,717,299	1,502,811,870

End of year	$654,443,638	$978,972,392	$478,444,876	$790,717,299

Undistributed net investment income	$3,610,645	$4,738,481	$5,020,885	$5,461,698

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Statements of Changes in Net Assets (concluded)

	Capital Appreciation Portfolio		Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income (loss)	$528,727	$(217,917)	$(4,361,236)	$(7,675,740)
Net realized gain (loss)	(52,364,329)	9,419,750	(178,077,880)	213,150,989
Net change in unrealized appreciation/depreciation	70,125,354	(56,576,048)	105,616,664	(357,347,796)

Net increase (decrease) in net assets resulting from operations	18,289,752	(47,374,215)	(76,822,452)	(151,872,547)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	—	(777,499)
Investor A	—	—	—	(21,815,192)
Investor B	—	—	—	(2,184,581)
Investor C	—	—	—	(4,465,841)
Tax return of capital:
Net realized gain:
Institutional	—	—	(8,049,448)	(2,796,071)
Investor A	—	—	(118,212,244)	(82,411,812)
Investor B	—	—	(11,269,678)	(10,490,630)
Investor C	—	—	(30,833,705)	(20,432,459)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(168,365,075)	(145,374,085)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	142,586,366	16,036,638	198,931,044	329,664,238

Redemption Fees
Redemption fees	—	1,487	278,520	393,391

Net Assets
Total increase (decrease) in net assets	160,876,118	(31,336,090)	(45,977,963)	32,810,997
Beginning of year	234,868,511	266,204,601	980,376,538	947,565,541

End of year	$395,744,629	$234,868,511	$934,398,575	$980,376,538

Undistributed (accumulated) (distributions in excess of) net investment income (loss)	$1,003,542	$472,929	$(15,362,311)	$(29,382,538)

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights	All-Cap Energy & Resources Portfolio

	Institutional					Service
	Year Ended September 30,				Period February 16, 2005[1] to	Year Ended September 30,				Period February 16, 2005[1] to
	2009	2008	2007	2006	September 30, 2005	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$16.20	$19.40	$13.85	$13.56	$10.00	$16.01	$19.19	$13.75	$13.52	$10.00

Net investment income (loss)[2]	0.02	0.24	0.05	0.02	0.02	(0.03)	0.12	(0.02)	(0.02)	0.03
Net realized and unrealized gain (loss)	(2.14)	(2.90)	5.90	0.26	3.54	(2.12)	(2.83)	5.86	0.24	3.49

Net increase (decrease) from investment operations	(2.12)	(2.66)	5.95	0.28	3.56	(2.15)	(2.71)	5.84	0.22	3.52

Dividends and distributions from:
Net investment income	—	(0.23)	—	—	—	—	(0.16)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.54)	(0.40)	—	—	(1.62)	(0.47)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$12.46	$16.20	$19.40	$13.85	$13.56	$12.24	$16.01	$19.19	$13.75	$13.52

Total Investment Return[4]
Based on net asset value	(7.53)%[5]	(14.25)%[5]	43.66%[5]	2.14%[6]	35.60%[5,7]	(7.85)%[5]	(14.59)%[5]	43.16%[5]	1.70%[8]	35.20%[5,7]

Ratios to Average Net Assets
Total expenses	0.98%	0.89%	0.93%	1.01%	1.54%[9]	1.54%	1.25%	1.42%	1.40%	1.77%[9]

Total expenses excluding recoupment of past waived fees	0.97%	0.89%	0.93%	1.01%	1.54%[9]	1.47%	1.25%	1.42%	1.40%	1.77%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	0.89%	0.93%	0.99%	1.04%[9]	1.35%	1.25%	1.33%	1.34%	1.34%[9]

Net investment income (loss)	0.17%	1.14%	0.31%	0.17%	0.25%[9]	(0.26)%	0.56%	(0.11)%	(0.17)%	0.01%[9]

Supplemental Data
Net assets, end of period (000)	$328,434	$510,804	$598,747	$337,771	$92,147	$3,426	$4,836	$3,435	$2,368	$— [10]

Portfolio turnover	22%	38%	31%	41%	12%	22%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

7	Aggregate total investment return.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

9	Annualized.

10	Net assets end of period are less than $500.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Financial Highlights (continued)	All-Cap Energy & Resources Portfolio

	Investor A					Investor B
	Year Ended September 30,				Period February 16, 2005[1] to	Year Ended September 30,				Period February 16, 2005[1] to
	2009	2008	2007	2006	September 30, 2005	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$16.01	$19.18	$13.75	$13.50	$10.00	$15.68	$18.82	$13.59	$13.44	$10.00

Net investment income (loss)[2]	(0.02)	0.17	(0.02)	(0.02)	0.00 [3]	(0.09)	0.01	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(2.13)	(2.87)	5.85	0.26	3.50	(2.13)	(2.81)	5.76	0.26	3.49

Net increase (decrease) from investment operations	(2.15)	(2.70)	5.83	0.24	3.50	(2.22)	(2.80)	5.63	0.14	3.44

Dividends and distributions from:
Net investment income	—	(0.16)	—	—	—	—	(0.03)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.47)	(0.40)	—	—	(1.62)	(0.34)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$12.24	$16.01	$19.18	$13.75	$13.50	$11.84	$15.68	$18.82	$13.59	$13.44

Total Investment Return[4]
Based on net asset value	(7.85)%[5]	(14.55)%[5]	43.09%[5]	1.85%[6]	35.00%[5,7]	(8.56)%[5]	(15.23)%[5]	42.11%[5]	1.12%[8]	34.40%[5,7]

Ratios to Average Net Assets
Total expenses	1.48%	1.27%	1.34%	1.46%	1.87%[9]	2.35%	2.09%	2.23%	2.13%	2.49%[9]

Total expenses excluding recoupment of past waived fees	1.45%	1.27%	1.34%	1.46%	1.87%[9]	2.33%	2.09%	2.23%	2.13%	2.49%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.26%	1.31%	1.34%	1.34%[9]	2.06%	2.04%	2.04%	2.04%	2.04%[9]

Net investment income (loss)	(0.25)%	0.81%	(0.10)%	(0.16)%	0.01%[9]	(0.95)%	0.06%	(0.82)%	(0.86)%	(0.64)%[9]

Supplemental Data
Net assets, end of period (000)	$178,364	$267,422	$347,598	$248,557	$87,949	$30,873	$42,399	$55,538	$43,477	$16,019

Portfolio turnover	22%	38%	31%	41%	12%	22%	38%	31%	41%	12%

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,				Period February 16, 2005[1] to
	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$15.69	$18.84	$13.60	$13.46	$10.00

Net investment income (loss)[2]	(0.09)	0.02	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(2.13)	(2.82)	5.77	0.25	3.51

Net increase (decrease) from investment operations	(2.22)	(2.80)	5.64	0.13	3.46

Dividends and distributions from:
Net investment income	—	(0.04)	—	—	—
Net realized gain	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(1.62)	(0.35)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$11.85	$15.69	$18.84	$13.60	$13.46

Total Investment Return[4]
Based on net asset value	(8.54)%[5]	(15.21)%[5]	42.15%[5]	1.04%[6]	34.60%[5,7]

Ratios to Average Net Assets
Total expenses	2.23%	2.02%	2.12%	2.09%	2.48%[9]

Total expenses excluding recoupment of past waived fees	2.21%	2.02%	2.12%	2.09%	2.48%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.05%	2.01%	2.04%	2.04%	2.04%[9]

Net investment income (loss)	(0.95)%	0.08%	(0.83)%	(0.86)%	(0.70)%[9]

Supplemental Data
Net assets, end of period (000)	$113,347	$153,512	$207,194	$136,120	$48,288

Portfolio turnover	22%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

7	Aggregate total investment return.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

9	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Financial Highlights (continued)	Aurora Portfolio

	Institutional
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$19.49	$30.87	$37.15	$43.43	$40.71

Net investment income (loss)[1]	0.06	(0.02)	0.10	0.08	(0.04)
Net realized and unrealized gain (loss)	(3.51)	(5.34)	4.82	1.13	6.60

Net increase (decrease) from investment operations	(3.45)	(5.36)	4.92	1.21	6.56

Dividends and distributions from:
Tax return of capital	—	(0.21)	—	—	—
Net realized gain	—	(5.81)	(11.20)	(7.49)	(3.84)

Total dividends and distributions	—	(6.02)	(11.20)	(7.49)	(3.84)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$16.04	$19.49	$30.87	$37.15	$43.43

Total Investment Return[3,4]
Based on net asset value	(17.70)%[5]	(21.60)%[6]	14.86%	3.40%	16.62%

Ratios to Average Net Assets
Total expenses	1.28%	1.28%	1.11%	1.07%	1.14%

Total expenses excluding recoupment of past waived fees	1.25%	1.28%	1.11%	1.07%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	1.05%	1.05%	1.01%	1.06%	1.14%

Net investment income (loss)	0.46%	(0.08)%	0.32%	0.22%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$47,964	$81,400	$169,479	$153,103	$165,837

Portfolio turnover	289%	147%	134%	142%	73%

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Aurora Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$17.86	$28.75	$35.39	$41.88	$39.49	$14.26	$24.06	$31.48	$38.32	$36.67

Net investment income (loss)[1]	0.01	(0.10)	0.01	(0.05)	(0.16)	(0.07)	(0.21)	(0.19)	(0.29)	(0.40)
Net realized and unrealized gain (loss)	(3.22)	(4.91)	4.55	1.05	6.39	(2.59)	(3.92)	3.97	0.94	5.89

Net increase (decrease) from investment operations	(3.21)	(5.01)	4.56	1.00	6.23	(2.66)	(4.13)	3.78	0.65	5.49

Dividends and distributions from:
Tax return of capital	—	(0.21)	—	—	—	—	(0.21)	—	—	—
Net realized gain	—	(5.67)	(11.20)	(7.49)	(3.84)	—	(5.46)	(11.20)	(7.49)	(3.84)

Total dividends and distributions	—	(5.88)	(11.20)	(7.49)	(3.84)	—	(5.67)	(11.20)	(7.49)	(3.84)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$14.65	$17.86	$28.75	$35.39	$41.88	$11.60	$14.26	$24.06	$31.48	$38.32

Total Investment Return[3,4]
Based on net asset value	(17.97)%[7]	(21.92)%[6]	14.48%	2.95%	16.28%	(18.65)%[8]	(22.47)%[6]	13.56%	2.18%	15.44%

Ratios to Average Net Assets
Total expenses	1.60%	1.45%	1.40%	1.56%	1.47%	2.56%	2.32%	2.24%	2.23%	2.15%

Total expenses excluding recoupment of past waived fees	1.58%	1.45%	1.40%	1.56%	1.47%	2.53%	2.32%	2.24%	2.23%	2.15%

Total expenses after fees waived, reimbursed and paid indirectly	1.45%	1.42%	1.39%	1.44%	1.40%	2.20%	2.18%	2.16%	2.19%	2.14%

Net investment income (loss)	0.06%	(0.44)%	0.03%	(0.15)%	(0.36)%	(0.66)%	(1.21)%	(0.75)%	(0.90)%	(1.10)%

Supplemental Data
Net assets, end of year (000)	$319,656	$481,193	$871,699	$1,189,440	$1,690,497	$44,974	$119,213	$250,672	$329,207	$436,642

Portfolio turnover	289%	147%	134%	142%	73%	289%	147%	134%	142%	73%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (17.96)%.

6	Payment from affiliate of $139,965 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (18.25)%.

8	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (19.00)%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Financial Highlights (continued)	Aurora Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.25	$24.07	$31.47	$38.32	$36.67	$17.72	$28.70	$35.21

Net investment loss[2]	(0.07)	(0.21)	(0.18)	(0.29)	(0.42)	(0.01)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	(2.59)	(3.93)	3.98	0.93	5.91	(3.21)	(4.83)	4.85

Net increase (decrease) from investment operations	(2.66)	(4.14)	3.80	0.64	5.49	(3.22)	(4.96)	4.69

Dividends and distributions from:
Tax return of capital	—	(0.21)	—	—	—	—	(0.21)	—
Net realized gain	—	(5.47)	(11.20)	(7.49)	(3.84)	—	(5.81)	(11.20)

Total dividends and distributions	—	(5.68)	(11.20)	(7.49)	(3.84)	—	(6.02)	(11.20)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$11.59	$14.25	$24.07	$31.47	$38.32	$14.50	$17.72	$28.70

Total Investment Return[4,5]
Based on net asset value	(18.67)%[6]	(22.50)%[7]	13.64%	2.16%	15.45%	(18.17)%[8]	(21.90)%[7]	14.87%[9]

Ratios to Average Net Assets
Total expenses	2.40%	2.23%	2.17%	2.22%	2.15%	1.86%	1.71%	1.50%[10]

Total expenses excluding recoupment of past waived fees	2.38%	2.23%	2.17%	2.22%	2.15%	1.86%	1.71%	1.50%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.20%	2.17%	2.13%	2.19%	2.14%	1.62%	1.58%	1.50%[10]

Net investment loss	(0.69)%	(1.20)%	(0.72)%	(0.90)%	(1.10)%	(0.11)%	(0.60)%	(0.57)%[10]

Supplemental Data
Net assets, end of period (000)	$64,812	$107,555	$209,820	$283,562	$405,952	$1,038	$1,356	$1,141

Portfolio turnover	289%	147%	134%	142%	73%	289%	147%	134%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (19.02)%.

7	Payment from affiliate of $139,965 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

8	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (18.45)%.

9	Aggregate total investment return.

10	Annualized.

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Capital Appreciation Portfolio

	Institutional
	Year Ended September 30,				Period November 1, 2004 to	Year Ended October 31, 2004
	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$15.25	$18.21	$14.91	$14.19	$12.78	$12.17

Net investment income (loss)	0.07 [1]	0.07 [1]	0.06 [1]	0.00 [1,2]	0.05 [1]	(0.04)
Net realized and unrealized gain (loss)	(0.25)	(3.03)	3.24	0.72	1.36	0.65

Net increase (decrease) from investment operations	(0.18)	(2.96)	3.30	0.72	1.41	0.61

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$15.07	$15.25	$18.21	$14.91	$14.19	$12.78

Total Investment Return[3]
Based on net asset value	(1.18)%[4,5]	(16.26)%[5]	22.13%	5.07%[5]	11.03%[5,6,7]	5.01%

Ratios to Average Net Assets
Total expenses	0.92%	0.85%	0.88%	1.00%	1.15%[8]	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.71%	0.70%	0.75%	0.95%	1.05%[8]	1.14%

Net investment income (loss)	0.59%	0.42%	0.38%	0.00%[9]	0.43%[8]	(0.31)%

Supplemental Data
Net assets, end of period (000)	$192,614	$77,323	$71,072	$48,146	$52,154	$52,399

Portfolio turnover	87%	80%	97%	87%	70%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.31)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

7	Aggregate total investment return.

8	Annualized.

9	Less than 0.01%

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor A
	Year Ended September 30,				Period November 1, 2004 to	Year Ended October 31, 2004
	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)
Net realized and unrealized gain (loss)	(0.21)	(2.95)	3.12	0.70	1.33	0.64

Net increase (decrease) from investment operations	(0.20)	(2.97)	3.10	0.64	1.35	0.56

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$14.39	$14.59	$17.56	$14.46	$13.82	$12.47

Total Investment Return[3]
Based on net asset value	(1.37)%[4,5]	(16.91)%[5]	21.44%	4.63%[5]	10.83%[5,6,7]	4.70%

Ratios to Average Net Assets
Total expenses	1.35%	1.33%	1.35%	1.53%	1.48%[8]	1.44%

Total expenses excluding recoupment of past waived fees	1.35%	1.33%	1.35%	1.53%	1.48%[8]	1.44%

Total expenses after fees waived, reimbursed and paid indirectly	1.23%	1.23%	1.28%	1.35%	1.31%[8]	1.44%

Net investment income (loss)	0.07%	(0.10)%	(0.16)%	(0.40)%	0.21%[8]	(0.62)%

Supplemental Data
Net assets, end of period (000)	$169,865	$125,521	$131,712	$112,737	$120,371	$99,435

Portfolio turnover	87%	80%	97%	87%	70%	91%

	Investor B
	Year Ended September 30,				Period November 1, 2004 to	Year Ended October 31, 2004
	2009	2008	2007	2006	September 30, 2005
Per Share Operating Performance
Net asset value, beginning of period	$13.51	$16.34	$13.56	$13.06	$11.86	$11.41

Net investment loss	(0.08)[1]	(0.14)[1]	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	(0.26)	(2.69)	2.92	0.66	1.26	0.60

Net increase (decrease) from investment operations	(0.34)	(2.83)	2.78	0.50	1.20	0.45

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$13.17	$13.51	$16.34	$13.56	$13.06	$11.86

Total Investment Return[3]
Based on net asset value	(2.52)%[5,9]	(17.32)%[5]	20.50%	3.83%[5]	10.12%[5,7,10]	3.94%

Ratios to Average Net Assets
Total expenses	2.36%	2.11%	2.20%	2.20%	2.15%[8]	2.14%

Total expenses excluding recoupment of past waived fees	2.27%	2.11%	2.20%	2.20%	2.15%[8]	2.14%

Total expenses after fees waived, reimbursed and paid indirectly	2.11%	2.00%	2.07%	2.10%	2.05%[8]	2.14%

Net investment loss	(0.77)%	(0.87)%	(0.95)%	(1.16)%	(0.53)%[8]	(1.31)%

Supplemental Data
Net assets, end of period (000)	$10,279	$19,663	$48,260	$71,078	$85,465	$97,938

Portfolio turnover	87%	80%	97%	87%	70%	91%

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor C
	Year Ended September 30,				Period November 1, 2004 to	Year Ended October 31,
	2009	2008	2007	2006	September 30, 2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$13.56	$16.38	$13.57	$13.06	$11.86	$11.41

Net investment loss	(0.07)[1]	(0.11)[1]	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	(0.24)	(2.71)	2.93	0.66	1.26	0.60

Net increase (decrease) from investment operations	(0.31)	(2.82)	2.81	0.51	1.20	0.45

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$13.25	$13.56	$16.38	$13.57	$13.06	$11.86

Total Investment Return[3]
Based on net asset value	(2.29)%[5,11]	(17.22)%[5]	20.71%	3.91%[5]	10.12%[5,7,10]	3.94%

Ratios to Average Net Assets
Total expenses	2.04%	1.96%	1.99%	2.10%	2.15%[8]	2.14%

Total expenses after waivers, reimbursement and paid indirectly	1.92%	1.85%	1.92%	2.04%	2.05%[8]	2.14%

Net investment loss	(0.61)%	(0.73)%	(0.80)%	(1.10)%	(0.51)%[8]	(1.30)%

Supplemental Data
Net assets, end of period (000)	$22,986	$12,361	$15,160	$17,079	$20,570	$23,854

Portfolio turnover	87%	80%	97%	87%	70%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.51)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

7	Aggregate total investment return.

8	Annualized.

9	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (2.67)%.

10	The total return includes an increase of 0.09% related to payments made by the previous investment advisor prior to January 31, 2005.

11	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (2.43)%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Financial Highlights (continued)	Energy & Resources Portfolio

	Institutional
	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$51.31	$63.42	$68.57	$79.62	$58.80	$41.25

Net investment income (loss)	(0.07)[1]	(0.13)[1]	(0.02)[1]	0.57 [1]	0.15 [1]	(0.08)
Net realized and unrealized gain (loss)	(9.60)	(2.78)	14.26	(2.50)	20.67	19.52

Net increase (decrease) from investment operations	(9.67)	(2.91)	14.24	(1.93)	20.82	19.44

Dividends and distributions from:
Net investment income	—	(2.01)	(0.81)	(0.53)	—	(0.34)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	(9.04)	(9.23)	(19.39)	(9.13)	—	(1.89)

Redemption fees added to paid-in capital	0.01	0.03	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$32.61	$51.31	$63.42	$68.57	$79.62	$58.80

Total Investment Return[3]
Based on net asset value	(7.64)%[4,5]	(6.77)%[6]	23.55%[7]	(2.89)%[5]	35.41%[7,8]	47.95%[8]

Ratios to Average Net Assets
Total expenses	1.00%	0.92%	1.07%	1.02%	1.18%[9]	1.02%[9]

Total expenses excluding recoupment of past waived fees	0.98%	0.92%	1.07%	1.02%	1.18%[9]	1.02%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.99%	0.92%	1.03%	0.98%	1.04%[9]	1.01%[9]

Net investment income (loss)	(0.25)%	(0.18)%	(0.03)%	0.76%	0.42%[9]	(0.16)%[9]

Supplemental Data
Net assets, end of period (000)	$134,187	$82,147	$37,498	$35,010	$40,906	$29,188

Portfolio turnover	25%	32%	15%	27%	9%	22%

	Investor A
	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Net investment income (loss)	(0.13)[1]	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)
Net realized and unrealized gain (loss)	(9.46)	(2.29)	13.41	(2.36)	19.75	18.69

Net increase (decrease) from investment operations	(9.59)	(2.61)	13.25	(2.04)	19.78	18.54

Dividends and distributions from:
Net investment income	—	(1.92)	(0.55)	(0.48)	—	(0.34)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	(9.04)	(9.14)	(19.13)	(9.08)	—	(1.89)

Redemption fees added to paid-in capital	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$28.67	$47.29	$59.02	$64.90	$76.01	$56.23

Total Investment Return[3]
Based on net asset value	(8.20)%[6,10]	(6.78)%[5]	23.25%[7]	(3.20)%[5]	35.18%[7,8]	47.69%[8]

Ratios to Average Net Assets
Total expenses	1.40%	1.25%	1.30%	1.41%	1.52%[9]	1.38%[9]

Total expenses excluding recoupment of past waived fees	1.38%	1.25%	1.30%	1.41%	1.52%[9]	1.38%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.31%	1.25%	1.29%	1.30%	1.34%[9]	1.36%[9]

Net investment income (loss)	(0.55)%	(0.49)%	(0.28)%	0.44%	0.10%[9]	(0.52)%[9]

Supplemental Data
Net assets, end of period (000)	$636,437	$689,646	$685,590	$683,417	$877,120	$676,234

Portfolio turnover	25%	32%	15%	27%	9%	22%

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Energy & Resources Portfolio

	Investor B
	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$39.68	$50.87	$58.19	$69.43	$51.58	$36.52

Net investment loss	(0.22)[1]	(0.67)[1]	(0.50)[1]	(0.18)[1]	(0.19)[1]	(0.32)
Net realized and unrealized gain (loss)	(8.87)	(1.81)	11.82	(2.09)	18.04	17.18

Net increase (decrease) from investment operations	(9.09)	(2.48)	11.32	(2.27)	17.85	16.86

Dividends and distributions from:
Net investment income	—	(1.51)	(0.06)	(0.38)	—	(0.25)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	(9.04)	(8.73)	(18.64)	(8.98)	—	(1.80)

Redemption fees added to paid-in capital	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$21.56	$39.68	$50.87	$58.19	$69.43	$51.58

Total Investment Return[3]
Based on net asset value	(8.74)%[11,12]	(7.63)%[5]	22.35%[7]	(3.91)%[5]	34.60%[7,8]	47.09%[8]

Ratios to Average Net Assets
Total expenses	2.25%	2.01%	2.08%	2.09%	2.18%[9]	2.02%[9]

Total expenses excluding recoupment of past waived fees	2.23%	2.01%	2.08%	2.09%	2.18%[9]	2.02%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.05%	2.00%	2.03%	2.02%	2.04%[9]	2.01%[9]

Net investment loss	(1.28)%	(1.24)%	(1.01)%	(0.27)%	(0.60)%[9]	(1.17)%[9]

Supplemental Data
Net assets, end of period (000)	$34,218	$57,174	$80,178	$87,636	$117,845	$94,506

Portfolio turnover	25%	32%	15%	27%	9%	22%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (7.66)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

8	Aggregate total investment return.

9	Annualized.

10	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.23)%.

11	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.77)%.

12	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Financial Highlights (concluded)	Energy & Resources Portfolio

	Investor C
	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$39.61	$50.84	$58.13	$69.37	$51.53	$36.48

Net investment loss	(0.22)[1]	(0.66)[1]	(0.50)[1]	(0.17)[1]	(0.19)[1]	(0.30)
Net realized and unrealized gain (loss)	(8.85)	(1.79)	11.83	(2.10)	18.03	17.14

Net increase (decrease) from investment operations	(9.07)	(2.45)	11.33	(2.27)	17.84	16.84

Dividends and distributions from:
Net investment income	—	(1.58)	(0.04)	(0.38)	—	(0.24)
Net realized gain	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	(9.04)	(8.80)	(18.62)	(8.98)	—	(1.79)

Redemption fees added to paid-in capital	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$21.51	$39.61	$50.84	$58.13	$69.37	$51.53

Total Investment Return[3]
Based on net asset value	(8.68)%[4,5]	(7.57)%[6]	22.36%[7]	(3.92)%[8]	34.62%[7,9]	47.01%[9]

Ratios to Average Net Assets
Total expenses	2.16%	1.96%	2.02%	2.05%	2.17%[10]	2.02%[10]

Total expenses excluding recoupment of past waived fees	2.16%	1.96%	2.02%	2.05%	2.17%[10]	2.02%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.05%	1.96%	2.01%	2.01%	2.04%[10]	2.01%[10]

Net investment loss	(1.29)%	(1.21)%	(1.00)%	(0.26)%	(0.61)%[10]	(1.17)%[10]

Supplemental Data
Net assets, end of period (000)	$129,556	$151,409	$144,300	$147,723	$201,265	$169,871

Portfolio turnover	25%	32%	15%	27%	9%	22%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.71)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.01%.

9	Aggregate total investment return.

10	Annualized.

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 27 registered portfolios, of which the BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Aurora Portfolio (“Aurora”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) and BlackRock Energy & Resources Portfolio (“Energy & Resources”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the service of such shares and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) of the Fund on behalf of Capital Appreciation and the shareholders of the PNC Equity Growth Fund, a series of the PNC Funds, Inc., approved a reorganization (the “Reorganization”), which was a tax-free event that took place on November 14, 2008.

Target Fund	Acquiring Portfolio
PNC Equity Growth Fund	Capital Appreciation

Under the agreement and plan of reorganization with respect to the Reorganization, PNC Equity Growth Fund Investor A Shares, Investor C Shares and Institutional Shares were exchanged for Capital Appreciation Investor A Shares and Institutional Shares. The conversion ratio for each Share class was as follows:

PNC Equity Growth Fund/ Capital Appreciation
Investor A/ Investor A	0.43269926
Investor C/ Investor A	0.41215351
Institutional/ Institutional	0.42252433

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of November 14, 2008	Net Assets Prior to Reorganization as of November 14, 2008	Shares Issued	PNC Equity Growth Fund Shares Redeemed
Capital Appreciation	$192,543,523	$182,664,682	868,487	2,054,276

The net assets acquired were the following components:

PNC Fund	Paid In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation	Net Assets
PNC Equity Growth Fund	$38,049,826	$(22,837,903)	$(5,333,082)	$9,878,841

The following Portfolios of the Fund changed their names on February 2, 2009:

Former Name	New Name
BlackRock All-Cap Global Resources Portfolio	BlackRock All-Cap Energy & Resources Portfolio
BlackRock Global Resources Portfolio	BlackRock Energy & Resources Portfolio

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Portfolios value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying currency or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparty are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the United States dollar.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

Asset Derivatives

	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$402

*	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended September 30, 2009

Net Realized Gain (Loss) from

	All-Cap Energy & Resources	Energy & Resources
Foreign currency exchange contracts	$25,380	$632,022

Net Change in Unrealized Appreciation/Depreciation on

Energy & Resources
Foreign currency exchange contracts	$537

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Notes to Financial Statements (continued)

Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
First $1 Billion	0.750%	0.850%	0.650%	0.750%
$1 Billion - $2 Billion	0.700	0.800	0.600	0.700
$2 Billion - $3 Billion	0.675	0.750	0.575	0.675
Greater Than $3 Billion	0.650	0.700	0.550	0.650

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to June 1, 2009, the expense limitations as a percentage of net assets were as follows:

Share Classes	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Institutional	0.93%	1.05%	0.70%	1.04%
Service	1.34%	1.44%[1]	1.35%[1]	1.34%[1]
Investor A	1.34%	1.44%	1.35%	1.34%
Investor B	2.04%	2.19%	2.10%	2.04%
Investor C	2.04%	2.19%	2.10%	2.04%
Class R	1.78%[1]	1.60%	1.94%[1]	1.88%[1]

[1]	There were no shares outstanding as of September 30, 2009.

Effective June 1, 2009, the expense limitations as a percentage of net assets are as follows:

Share Classes	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Institutional	0.96%	1.08%	0.72%	1.07%
Service	1.38%	1.48%[1]	1.39%[1]	1.38%[1]
Investor A	1.38%	1.48%	1.39%	1.38%
Investor B	2.10%	2.26%	2.16%	2.10%
Investor C	2.10%	2.26%	2.16%	2.10%
Class R	1.83%[1]	1.65%	2.00%[1]	1.94%[1]

[1]	There were no shares outstanding as of September 30, 2009.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follow:

All-Cap Energy & Resources	$38,787
Aurora	$6,110
Capital Appreciation	$25,357
Energy & Resources	$97,332

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received the following contingent deferred sales charges relating to transactions in Investor A, B and C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$31,032	$130,054	$42,682
Aurora	$741	$40,996	$2,184
Capital Appreciation	—	$17,467	$7,457
Energy & Resources	$37,850	$53,723	$60,832

In addition, MLPF&S received commissions on the execution of portfolio security transactions for the Portfolios for the period October 1, 2008 to December 31, 2008 (after which time MLPF&S was no longer considered an affiliate):

All-Cap Energy & Resources	$6,195
Aurora	$97,391
Capital Appreciation	$3,240
Energy & Resources	$75,122

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million,

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

All-Cap Energy & Resources	$26,458
Aurora	$142,326
Capital Appreciation	$56,990
Energy & Resources	$38,200

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$4,358	$714	$29,074	$7,758	$16,878	—	$58,782
Aurora	$399	—	$62,495	$8,725	$7,377	$45	$79,041
Capital Appreciation	$1,233	—	$22,651	$4,986	$1,425	—	$30,295
Energy & Resources	$2,032	—	$53,809	$7,609	$12,799	—	$76,249

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

All-Cap Energy & Resources	$22,814
Aurora	$48,026
Capital Appreciation	$2,004
Energy & Resources	$62,247

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$69,988	$611	$37,085	$6,463	$22,475	—	$136,622
Aurora	$12,812	—	$77,417	$15,245	$16,444	$237	$122,155
Capital Appreciation	$26,770	—	$27,862	$2,852	$4,002	—	$61,486
Energy & Resources	$16,614	—	$114,927	$7,398	$23,351	—	$162,290

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Notes to Financial Statements (continued)

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$41,289	$413	$23,028	$5,377	$18,086	—	$88,193
Aurora	$9,654	—	$61,249	$13,406	$13,856	$237	$98,402
Capital Appreciation	$26,770	—	$802	$2,362	—	—	$29,934
Energy & Resources	$2,730	—	$53,473	$6,104	$16,489	—	$78,796

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$6,078	$367,620	$258,473	$897,582	—	$1,529,753
Aurora	—	$739,796	$595,452	$644,160	$4,724	$1,984,132
Capital Appreciation	—	$277,730	$111,202	$159,235	—	$548,167
Energy & Resources	—	$1,137,121	$293,642	$929,003	—	$2,359,766

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$101,226	$7,020	$389,697	$101,551	$250,647	—	$850,141
Aurora	$116,993	—	$971,566	$319,996	$246,007	$3,231	$1,657,793
Capital Appreciation	$81,366	—	$287,717	$51,319	$32,808	—	$453,210
Energy & Resources	$47,536	—	$1,047,671	$93,197	$228,450	—	$1,416,854

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$4,342	$714	$28,960	$7,690	$16,867	—	$58,573
Aurora	$248	—	$56,363	$8,725	$7,219	$45	$72,600
Capital Appreciation	$1,233	—	$215	$4,971	—	—	$6,419
Energy & Resources	$682	—	$32,334	$7,525	$10,340	—	$50,881

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$48,371	$3,444	$140,698	$58,670	$117,060	—	$368,243
Aurora	$106,768	—	$354,938	$197,691	$106,950	$2,021	$768,368
Capital Appreciation	$69,514	—	—	$8,002	—	—	$77,516
Energy & Resources	$4,527	—	$330,582	$42,541	$70,254	—	$447,904

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees

Share Classes	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Institutional	$7,250	$15,010	—	$14,720
Service	1,762	—	—	—
Investor A	53,777	74,058	$3,817	107,242
Investor B	3,906	18,833	10,677	4,777
Investor C	14,763	11,399	—	3,105

Total	$81,458	$119,300	$14,494	$129,844

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
All-Cap Energy & Resources	$70,305	$552,919
Aurora	$842,238	$939,370
Capital Appreciation	$314,660	$407,155
Energy & Resources	$11,629	$577,581

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

All-Cap Energy & Resources	$247,569
Aurora	$493,790
Capital Appreciation	$235,544
Energy & Resources	$45,521

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends – affiliated in the Statements of Operations, were as follows:

All-Cap Energy & Resources	$982
Aurora	$1,686
Capital Appreciation	$432
Energy & Resources	$1,071

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$121,983,429	$325,769,381
Aurora	$1,438,048,086	$1,566,534,573
Capital Appreciation	$347,365,891	$217,332,885
Energy & Resources	$213,575,688	$164,862,586

Aurora, Capital Appreciation and Energy & Resources received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by such Portfolios. This amount is shown as litigation proceeds in the Statements of Operations.

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2009 attributable to net operating losses, non-deductible expenses, the sale of stock of passive foreign investment companies, the reclassification of distributions, limitations on the utilization of capital loss carryforwards and foreign currency transactions were reclassified to the following accounts:

	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Paid-in capital	—	—	$(22,682,006)	$(17,274,632)
Undistributed (accumulated) (distributions in excess of) net investment income (loss)	$(133,434)	$(68)	$1,886	$18,381,463
Accumulated net realized loss	$133,434	$68	$22,680,120	$(1,106,831)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	All-Cap Energy & Resources	Aurora	Energy & Resources
Ordinary income
9/30/09	$1,185	—	—
9/30/08	$7,951,234	$151,827,390	$42,891,342
Long-term capital gain
9/30/09	$85,002,775	—	$168,365,075
9/30/08	$23,778,902	$138,762,609	$102,482,743
Tax return of capital
9/30/08	—	$11,056,494	—

Total distributions
9/30/09	$85,003,960	—	$168,365,075

9/30/08	$31,730,136	$301,646,493	$145,374,085

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Notes to Financial Statements (continued)

As of September 30, 2009, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
Undistributed ordinary income	$3,678,037	$4,928,361	$985,628	—
Capital loss carryforwards	(43,202,338)	(192,963,017)	(61,587,360)	$(21,722,097)
Net unrealized gains (losses)*	(44,966,340)	(97,613,654)	25,129,333	(9,095,358)

Total	$(84,490,641)	$(285,648,310)	$(35,472,399)	$(30,817,455)

*	The difference between book-basis and tax-basis net unrealized gain (losses) is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital and currency losses for tax purposes, the deferral of post-October losses on investments in passive foreign investment companies for tax purposes, investments in passive foreign investment companies, the difference between the book and tax treatment of certain stock lending transactions and the timing and recognition on partnership income.

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
2010	—	—	$32,425,507	—
2011	—	—	18,377,786	—
2017	$43,202,338	$192,963,017	10,784,067	$21,722,097

Total	$43,202,338	$192,963,017	$61,587,360	$21,722,097

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

All-Cap Energy & Resources and Energy & Resources invest a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on the All-Cap Energy & Resources and Energy & Resources, and could affect the value, income and/or liquidity of positions in such securities.

Aurora invests a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the consumer discretionary sector would have a greater impact on the Aurora, and could affect the value, income and/or liquidity of positions in such securities.

Capital Appreciation invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Capital Appreciation, and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2009, the Portfolios listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy Resources
United States	71%	73%
Canada	11	19
Switzerland	5	2
Netherlands	3	—
United Kingdom	2	3
Norway	2	—
Brazil	2	1
Australia	2	2
China	2	—

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,816,039	$66,330,383	9,052,749	$188,696,516
Shares issued in reinvestment of dividends and distributions	5,705,653	45,759,161	838,728	16,866,827

Total issued	12,521,692	112,089,544	9,891,477	205,563,343
Shares redeemed	(17,695,712)	(168,499,591)	(9,226,778)	(206,600,458)

Net increase (decrease)	(5,174,020)	$(56,410,047)	664,699	$(1,037,115)

48	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	126,381	$1,357,643	249,773	$5,748,476
Shares issued in reinvestment of dividends and distributions	36,296	286,741	3,119	62,170

Total issued	162,677	1,644,384	252,892	5,810,646
Shares redeemed	(184,665)	(1,761,798)	(129,909)	(2,707,905)

Net increase (decrease)	(21,988)	$(117,414)	122,983	$3,102,741

Investor A
Shares sold and automatic conversion of shares	6,058,645	$59,640,495	6,199,085	$136,305,042
Shares issued in reinvestment of dividends and distributions	2,485,169	19,632,659	358,961	7,154,106

Total issued	8,543,814	79,273,154	6,558,046	143,459,148
Shares redeemed	(10,673,413)	(103,741,777)	(7,972,335)	(165,962,206)

Net decrease	(2,129,599)	$(24,468,623)	(1,414,289)	$(22,503,058)

Investor B
Shares sold	393,955	$3,681,132	507,174	$10,924,000
Shares issued in reinvestment of dividends and distributions	474,990	3,652,624	46,276	909,329

Total issued	868,945	7,333,756	553,450	11,833,329
Shares redeemed and automatic conversion of shares	(965,605)	(9,019,109)	(801,196)	(16,092,877)

Net decrease	(96,660)	$(1,685,353)	(247,746)	$(4,259,548)

Investor C
Shares sold	2,104,931	$20,094,619	2,689,785	$57,811,060
Shares issued in reinvestment of dividends and distributions	1,666,587	12,815,816	188,487	3,705,692

Total issued	3,771,518	32,910,435	2,878,272	61,516,752
Shares redeemed	(3,991,620)	(37,309,926)	(4,091,437)	(83,112,997)

Net decrease	(220,102)	$(4,399,491)	(1,213,165)	$(21,596,245)

Aurora
Institutional
Shares sold	1,494,330	$20,882,726	2,074,486	$47,704,495
Shares issued in reinvestment of distributions	—	—	1,230,662	30,781,548

Total issued	1,494,330	20,882,726	3,305,148	78,486,043
Shares redeemed	(2,680,292)	(38,091,147)	(4,618,681)	(104,430,818)

Net decrease	(1,185,962)	$(17,208,421)	(1,313,533)	$(25,944,775)

Investor A
Shares sold and automatic conversion of shares	4,283,420	$53,250,940	3,833,437	$80,386,960
Shares issued in reinvestment of distributions	—	—	7,085,729	162,351,816

Total issued	4,283,420	53,250,940	10,919,166	242,738,776
Shares redeemed	(9,396,270)	(120,775,988)	(14,304,737)	(304,632,209)

Net decrease	(5,112,850)	$(67,525,048)	(3,385,571)	$(61,893,433)

ANNUAL REPORT	SEPTEMBER 30, 2009	49

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Aurora (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	181,808	$1,891,388	183,023	$3,085,634
Shares issued in reinvestment of distributions	—	—	2,853,257	52,471,586

Total issued	181,808	1,891,388	3,036,280	55,557,220
Shares redeemed and automatic conversion of shares	(4,666,051)	(46,312,237)	(5,092,762)	(87,545,343)

Net decrease	(4,484,243)	$(44,420,849)	(2,056,482)	$(31,988,123)

Investor C
Shares sold	162,260	$1,653,368	260,720	$4,350,936
Shares issued in reinvestment of distributions	—	—	2,341,321	43,230,706

Total issued	162,260	1,653,368	2,602,041	47,581,642
Shares redeemed	(2,118,460)	(21,560,019)	(3,773,111)	(65,758,800)

Net decrease	(1,956,200)	$(19,906,651)	(1,171,070)	$(18,177,158)

Class R
Shares sold	21,464	$269,050	48,891	$1,086,944
Shares issued in reinvestment of distributions	—	—	12,133	281,248

Total issued	21,464	269,050	61,024	1,368,192
Shares redeemed	(26,344)	(336,699)	(24,289)	(506,370)

Net increase (decrease)	(4,880)	$(67,649)	36,735	$861,822

Capital Appreciation
Institutional
Shares issued from the reorganization	846,171	$9,635,176	—	—
Shares sold	9,875,635	129,243,301	1,638,547	$28,297,038

Total issued	10,721,806	138,878,477	1,638,547	28,297,038
Shares redeemed	(3,012,912)	(38,201,163)	(470,687)	(8,322,488)

Net increase	7,708,894	$100,677,314	1,167,860	$19,974,550

Investor A
Shares issued from the reorganization	22,316	$243,665	—	—
Shares sold and automatic conversion of shares	5,958,884	72,327,030	3,197,945	$53,739,514

Total issued	5,981,200	72,570,695	3,197,945	53,739,514
Shares redeemed	(2,775,465)	(32,434,950)	(2,095,586)	(34,173,398)

Net increase	3,205,735	$40,135,745	1,102,359	$19,566,116

Investor B
Shares sold	126,411	$1,324,035	96,209	$1,508,158
Shares redeemed and automatic conversion of shares	(801,392)	(8,408,255)	(1,594,178)	(24,746,487)

Net decrease	(674,981)	$(7,084,220)	(1,497,969)	$(23,238,329)

Investor C
Shares sold	1,351,275	$14,481,411	195,339	$2,936,249
Shares redeemed	(527,244)	(5,623,884)	(209,587)	(3,201,948)

Net increase (decrease)	824,031	$8,857,527	(14,248)	$(265,699)

50	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,463,637	$109,578,802	1,839,333	$136,929,369
Shares issued in reinvestment of dividends and distributions	380,846	7,594,159	44,166	2,677,415

Total issued	4,844,483	117,172,961	1,883,499	139,606,784
Shares redeemed	(2,330,268)	(66,100,545)	(873,950)	(60,686,858)

Net increase	2,514,215	$51,072,416	1,009,549	$78,919,926

Investor A
Shares sold and automatic conversion of shares	13,818,064	$306,317,533	7,408,833	$495,863,823
Shares issued in reinvestment of dividends and distributions	6,478,751	113,896,782	1,758,021	98,308,999

Total issued	20,296,815	420,214,315	9,166,854	594,172,822
Shares redeemed	(12,684,001)	(298,301,116)	(6,200,250)	(394,977,968)

Net increase	7,612,814	$121,913,199	2,966,604	$199,194,854

Investor B
Shares sold	243,394	$4,023,536	256,247	$14,709,333
Shares issued in reinvestment of dividends and distributions	785,430	10,446,300	237,561	11,255,907

Total issued	1,028,824	14,469,836	493,808	25,965,240
Shares redeemed and automatic conversion of shares	(882,642)	(15,559,229)	(628,938)	(33,196,754)

Net increase (decrease)	146,182	$(1,089,393)	(135,130)	$(7,231,514)

Investor C
Shares sold	2,053,570	$36,134,223	1,659,207	$97,391,961
Shares issued in reinvestment of dividends and distributions	2,181,238	28,923,437	476,747	22,536,947

Total issued	4,234,808	65,057,660	2,135,954	119,928,908
Shares redeemed	(2,033,838)	(38,022,838)	(1,151,408)	(61,147,936)

Net increase	2,200,970	$27,034,822	984,546	$58,780,972

There is a 2% redemption fee on shares of certain Portfolios that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital and are shown in the Statements of Changes in Net Assets.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio (formerly BlackRock All-Cap Global Resources Portfolio), BlackRock Aurora Portfolio, BlackRock Capital Appreciation Portfolio, and BlackRock Energy & Resources Portfolio (formerly BlackRock Global Resources Portfolio) [four of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”) (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
All-Cap Energy & Resources Portfolio	12/12/08	$1.622436
Energy & Resources Portfolio	12/16/08	$9.039050

52	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds SM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Aurora Portfolio (“Aurora Portfolio”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation Portfolio”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” each a “Portfolio,” and together with All-Cap Energy & Resources Portfolio, Aurora Portfolio and Capital Appreciation Portfolio, the “Portfolios”), each a series of the Fund.

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolios by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolios for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolios, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Portfolio and BlackRock portfolio management; (c)

ANNUAL REPORT	SEPTEMBER 30, 2009	53

Disclosure of Investment Advisory Agreement

the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolios; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of each Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and each Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that All-Cap Energy & Resources Portfolio’s performance was below the median of its Customized Lipper Peer Group for the one- and three-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods. The Board was informed that, among other things, the Portfolio generally was more heavily weighted than its Peers in small cap firms, which in the difficult recent economic environment performed poorly relative to larger diversified companies with significant cash reserves. The Board also noted that the Portfolio’s performance since inception was above the median of its Customized Lipper Peer Group. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve All-Cap Energy & Resources Portfolio’s performance.

The Board noted that Aurora Portfolio’s performance was below the median of its Lipper Performance Universe for the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the underperformance was in large part attributable to the negative impact of poor stock selection, most notably within the consumer discretionary, information technology and materials sectors. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve Aurora Portfolio’s performance.

54	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board noted that, in general, Capital Appreciation Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that Energy & Resources Portfolio’s performance was below the median of its Customized Lipper Peer Group for the one- and three-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the three-year underperformance was in large part attributable to a period of relative underperformance for the Portfolio in 2006. BlackRock advised the Board that the Portfolio generally was more heavily weighted than its Peers in small cap firms, which in the difficult recent economic environment performed less well than larger diversified companies with significant cash reserves. The Board also noted that the Portfolio’s performance for the five-year period reported was above the median of its Customized Lipper Peer Group. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve Energy & Resources Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolios: The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolios and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that All-Cap Energy & Resources Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that, although Aurora Portfolio’s contractual advisory fees were above the median of its Peers, its actual total expenses were within 5% of the median. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that Capital Appreciation Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

ANNUAL REPORT	SEPTEMBER 30, 2009	55

Disclosure of Investment Advisory Agreement

The Board noted that Energy & Resources Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Portfolios, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2009	57

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 RICs consisting of 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

58	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1958	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group(GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd Street New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakas, CFA 40 East 52nd Street New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2009	59

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson and Christopher Stavrakas became Vice Presidents of the Fund.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

60	ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	SEPTEMBER 30, 2009	61

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

62	ANNUAL REPORT	SEPTEMBER 30, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Value Equity Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Russell 2000 Index, for the 12-month period.

What factors influenced performance?

•

The Portfolio’s underperformance for the year was primarily due to relative weakness in industrials, health care and information technology (IT). Stock selection hampered results in industrials, as Huron Consulting Group, Inc. and motion control equipment maker Altra Holdings, Inc. were among the most notable individual detractors; both positions were eliminated during the period. Security selection also weighed on return comparisons in IT, as technology stocks significantly outperformed the broader market. Key sources of weakness included the software, IT services and internet-related areas. In health care, the Portfolio’s positions in health care providers and services outperformed their benchmark counterparts. However, these relative gains were overshadowed by disappointing results within the health care equipment & supplies and biotechnology sub-sectors.

•

On the positive side, stock selection and allocation benefited relative returns in materials, consumer discretionary and energy. In materials, an overweight among containers & packaging manufacturers and stock selection among specialty chemicals producers, including Solutia, Inc. and Hercules, Inc., added the greatest value. Outperformance in consumer discretionary was driven primarily by overweights and selection among specialty retailers and textiles, apparel & luxury goods makers. Starwood Hotels & Resorts Worldwide, Inc. and Wyndham Worldwide Corp. were also significant contributors. Relative strength in energy was attributable to an overweight and stock selection among energy exploration & production companies. Many of these names rallied sharply with underlying commodity prices as investor focus shifted toward global economic recovery and a corresponding pickup in energy demand.

Describe recent Portfolio activity.

•

The Portfolio maintained a more defensive posture as the economic recession intensified in late 2008 and early 2009. More recently, we positioned the Portfolio for a more favorable environment as we have seen tangible signs of stabilization and improvement in the global economy. The most notable changes within the Portfolio included increased exposure in consumer discretionary, particularly among media companies, auto component manufacturers and specialty retailers. New positions included Martha Stewart Living Omnimedia, Inc., Modine Manufacturing Co. and Buckle, Inc. Conversely, we reduced allocations in health care, primarily among health care providers and services, and eliminated exposure to the more defensive utilities sector.

Describe Portfolio positioning at period end.

•

At period end, the most notable weightings relative to the Russell 2000 Index included overweights in consumer discretionary (especially media, specialty retailers and auto component manufacturers) and materials (mainly metals & mining), and underweights in utilities, health care (namely biotechnology and pharmaceuticals), financials (within insurers) and IT (particularly IT services and electronic equipment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
MFA Financial, Inc.	3%
KBW, Inc.	2
Starent Networks Corp.	2
The GEO Group, Inc.	2
MEDNAX, Inc.	2
Lumber Liquidators, Inc.	2
SkillSoft Plc – ADR	2
Whiting Petroleum Corp.	2
Jos. A. Bank Clothiers, Inc.	1
Chimera Investment Corp.	1

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	20%
Financials	19
Information Technology	18
Industrials	15
Health Care	13
Materials	6
Energy	6
Consumer Staples	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Small Cap Core Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in the equity securities of US small capitalization companies (market capitalizations between approximately $7.6 million and $3.2 billion as of December 31, 2008).

3	An index that measures the performance of the 2,000 smallest companies in the Russell 3000.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year		5 Years		Since Inception[6]
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	39.90%	(13.56)%	N/A	1.06%	N/A	6.03%	N/A
Service	39.69	(13.86)	N/A	0.84	N/A	5.84	N/A
Investor A	39.58	(13.94)	(18.44)%	0.63	(0.45)%	5.69	4.96%
Investor B	39.05	(14.58)	(18.42)	(0.13)	(0.49)	5.07	5.07
Investor C	39.03	(14.67)	(15.52)	(0.13)	(0.13)	5.08	5.08
Russell 2000 Index	43.95	(9.55)	N/A	2.41	N/A	4.13	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on January 2, 2002.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,399.00	$8.00	$1,000.00	$1,018.40	$6.73
Service	$1,000.00	$1,396.90	$9.73	$1,000.00	$1,016.95	$8.19
Investor A	$1,000.00	$1,395.80	$10.81	$1,000.00	$1,016.04	$9.10
Investor B	$1,000.00	$1,390.50	$15.34	$1,000.00	$1,012.23	$12.91
Investor C	$1,000.00	$1,390.30	$15.34	$1,000.00	$1,012.23	$12.91

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.33% for Institutional, 1.62% for Service, 1.80% for Investor A, 2.56% for Investor B and 2.56% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Russell 2000 Growth Index, for the 12-month period.

What factors influenced performance?

•

Weak stock selection in both the health care and consumer discretionary sectors was the most significant detractor to performance relative to the Russell 2000 Growth Index. Within health care, Wright Medical Group, Inc. fell more than 40% as consumers delayed operations utilizing the company’s hip and knee replacement products. In the consumer discretionary sector, the Portfolio’s underweight in retail proved to be a headwind as the sector jumped more than 20% during the previous 12 months. Additionally, holding Ticketmaster disappointed, falling 35% after a noticeable slowdown in the company’s entertainment ticket processing business.

•

On the positive side, stock selection in the industrials sector was the most significant relative contributor for the annual period. Aircraft cabin parts manufacturer BE Aerospace, Inc. was up more than 27% during the period on strong backlog for its parts and services. Elsewhere in industrials, energy database provider IHS. Inc. rose close to 7% on continued strong financial results.

Describe recent Portfolio activity.

•

During the annual period, we decreased our weighting in the consumer staples sector, eliminating positions in Chattem and Green Mountain Coffee Roasters, Inc. after the holdings hit our price targets. We significantly reduced our underweight in the health care sector, adding new names MedAssets, Inc., Acorda Therapeutics, Inc. and Gen-Probe, Inc. among others.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio’s most significant overweight relative to the Russell 2000 Growth Index was in the information technology sector, while its most significant underweight was in health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	3%
SkillSoft Plc - ADR	3
ExlService Holdings, Inc.	2
CKX, Inc.	2
SonicWALL, Inc.	2
Scientific Games Corp. - Class A	2
MSCI, Inc. - Class A	2
MEDNAX, Inc.	2
BE Aerospace, Inc.	2
Lincare Holdings, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	30%
Health Care	23
Consumer Discretionary	16
Industrials	14
Financials	6
Energy	5
Consumer Staples	2
Materials	2
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US small capitalization growth companies (market capitalizations between approximately $7.6 million and $3.2 billion as of December 31, 2008) which the portfolio management team believes offer superior prospects for growth.

3	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	43.65%	(8.22)%	N/A	5.15%	N/A	1.83%	N/A
Service	43.43	(8.45)	N/A	4.89	N/A	1.57	N/A
Investor A	43.31	(8.64)	(13.43)%	4.78	3.66%	1.41	0.87%
Investor B	42.72	(9.42)	(13.50)	3.90	3.55	0.81	0.81
Investor C	42.63	(9.48)	(10.39)	3.87	3.87	0.62	0.62
Russell 2000 Growth Index	43.06	(6.32)	N/A	2.91	N/A	1.10	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,436.50	$5.37	$1,000.00	$1,020.66	$4.46
Service	$1,000.00	$1,434.30	$6.65	$1,000.00	$1,019.60	$5.52
Investor A	$1,000.00	$1,433.10	$8.05	$1,000.00	$1,018.45	$6.68
Investor B	$1,000.00	$1,427.20	$13.33	$1,000.00	$1,014.09	$11.06
Investor C	$1,000.00	$1,426.30	$13.56	$1,000.00	$1,013.89	$11.26

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.88% for Institutional, 1.09% for Service, 1.32% for Investor A, 2.19% for Investor B and 2.23% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Small Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Russell 2000 Value Index, for the 12-month period.

What factors influenced performance?

•

Information Technology (IT) stocks significantly outperformed the broader market during the year. However, relative weakness in the semiconductor and semiconductor equipment, software and IT services areas led to underperformance within the sector. Notable detractors included Microsemi Corp., Novell Inc. and Convergys Corp. Disappointing stock selection also hampered returns in health care. Medical device maker Symmetry Medical, Inc. and contact lens manufacturer The Cooper Cos., Inc. were among the weakest performers within the sector. Although an overweight in consumer discretionary added value, the benefits were overshadowed by weak stock selection, particularly among specialty retailers and textiles, apparel & luxury goods names.

•

The bursting of the real estate bubble triggered violent price swings in financials stocks during the period. Positive stock selection in the diversified financial services, insurance, capital markets and real estate investment trusts REITs sub-sectors contributed to relative performance. Mortgage and vehicle fleet management services provider PHH Corp. and mortgage REIT MFA Financial, Inc. were among the standout contributors. Shares of each rallied late in the period on signs of stabilization in the housing market and a pickup in mortgage activity due to historically low rates. An overweight in energy also benefited return comparisons, as commodity prices rebounded on expectations that a global economic recovery would drive increased energy demand. Allocation and stock selection in telecommunication services added value as well.

Describe recent Portfolio activity.

•

During the annual period, we increased cyclical exposure in the Portfolio as we began to see tangible signs of stabilization and improvement in the economy. Allocations in industrials, consumer discretionary and energy were increased, while exposure to consumer staples and health care was reduced.

•

In industrials, we added primarily to the machinery sub-sector, initiating several new positions, including Terex Corp. In consumer discretionary, we established positions in auto components names, most notably Gentex Corp., and built a position in household durables manufacturer Jarden Corp. In energy, we increased exposure to exploration & production companies poised to benefit from rising commodity prices. We significantly reduced exposure in consumer staples by trimming and eliminating positions in the food products, food & staples retailing and personal products sub-sectors. In health care, we focused on reducing exposure to health care equipment & supplies companies.

Describe Portfolio positioning at period end.

•

Relative to the Russell 2000 Value Index, the Portfolio ended the period with a significant overweight in consumer discretionary (particularly specialty retailers and auto component manufacturers), and modest overweights in IT (primarily software companies) and consumer staples (notably food & staples retailers). Conversely, the Portfolio was significantly underweight in financials (mainly REITs, thrifts & mortgage trusts and insurance), and more moderately underweight in utilities (notably gas utilities and electric utilities).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
PHH Corp.	3%
The GEO Group, Inc.	2
Fairchild Semiconductor International, Inc.	2
The Hanover Insurance Group, Inc.	2
KBW, Inc.	2
Scientific Games Corp. - Class A	2
SkillSoft Plc - ADR	2
Oil States International, Inc.	2
Navigators Group, Inc.	2
Jarden Corp.	1

Sector Allocation	Percent of Long-Term Investments
Financials	22%
Consumer Discretionary	21
Industrials	17
Information Technology	13
Materials	7
Health Care	6
Energy	6
Consumer Staples	4
Utilities	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Small Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US small capitalization value companies (market capitalizations between approximately $7.8 million and $3.2 billion as of December 31, 2008).

3	An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w /o sales charge	w / sales charge
BlackRock	33.72%	(16.49)%	N/A	0.15%	N/A	5.45%	N/A
Institutional	33.66	(16.43)	N/A	0.31	N/A	5.59	N/A
Service	33.53	(16.65)	N/A	0.02	N/A	5.28	N/A
Investor A	33.54	(16.75)	(21.10)%	(0.07)	(1.14)%	5.16	4.59%
Investor B	33.33	(17.27)	(20.98)	(0.77)	(0.93)	4.53	4.53
Investor C	32.91	(17.34)	(18.16)	(0.85)	(0.85)	4.36	4.36
Russell 2000 Value Index	44.79	(12.61)	N/A	1.78	N/A	8.05	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period[5]
BlackRock	$1,000.00	$1,337.20	$6.56	$1,000.00	$1,019.45	$5.67
Institutional	$1,000.00	$1,336.60	$5.80	$1,000.00	$1,020.10	$5.01
Service	$1,000.00	$1,335.30	$7.61	$1,000.00	$1,018.55	$6.58
Investor A	$1,000.00	$1,335.40	$8.31	$1,000.00	$1,017.95	$7.18
Investor B	$1,000.00	$1,333.30	$12.52	$1,000.00	$1,014.34	$10.81
Investor C	$1,000.00	$1,329.10	$12.96	$1,000.00	$1,013.94	$11.21

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.12% for BlackRock, 0.99% for Institutional, 1.30% for Service, 1.42% for Investor A, 2.14% for Investor B and 2.22% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees, except that the BlackRock share class of Small Cap Value Equity Portfolio is subject to a service fee of 0.25% per year (but no distribution fee). Prior to April 12, 2004, Small Cap Value Equity Portfolio’s BlackRock Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Share fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C

Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.5%
BE Aerospace, Inc.(a)	19,600	$394,744

Air Freight & Logistics — 1.1%
Forward Air Corp.	35,900	831,085

Auto Components — 2.8%
ArvinMeritor, Inc.	84,100	657,662
Gentex Corp.	54,000	764,100
Modine Manufacturing Co.	75,300	698,031

		2,119,793

Biotechnology — 1.1%
Dyax Corp.(a)	130,421	468,211
Martek Biosciences Corp.(a)	15,300	345,627

		813,838

Building Products — 1.0%
Simpson Manufacturing Co., Inc.	29,200	737,592

Capital Markets — 4.5%
Evercore Partners, Inc. — Class A	25,900	756,798
KBW, Inc.(a)	52,200	1,681,884
TradeStation Group, Inc.(a)	116,200	947,030

		3,385,712

Chemicals — 2.6%
Albemarle Corp.	11,100	384,060
Cytec Industries, Inc.	22,000	714,340
Solutia, Inc.(a)	77,800	900,924

		1,999,324

Commercial Banks — 7.4%
CoBiz Financial, Inc.	115,761	576,490
Columbia Banking System, Inc.	52,447	867,998
CVB Financial Corp.(b)	86,700	658,053
Glacier Bancorp, Inc.(b)	22,000	328,680
PacWest Bancorp	22,900	436,245
Prosperity Bancshares, Inc.	9,900	344,421
Sterling Bancshares, Inc.	107,100	782,901
Westamerica Bancorporation(b)	14,300	743,600
Wintrust Financial Corp.	30,100	841,596

		5,579,984

Commercial Services & Supplies — 3.4%
Clean Harbors, Inc.(a)	17,000	956,420
The GEO Group, Inc.(a)	71,680	1,445,785
Tetra Tech, Inc.(a)	5,600	148,568

		2,550,773

Communications Equipment — 5.1%
Arris Group, Inc.(a)	66,800	869,068
EMS Technologies, Inc.(a)	36,661	763,282
Polycom, Inc.(a)	28,300	757,025
Starent Networks Corp.(a)(b)	59,500	1,512,490

		3,901,865

Construction & Engineering — 1.2%
EMCOR Group, Inc.(a)	36,000	911,520

Containers & Packaging — 0.4%
AptarGroup, Inc.	7,800	291,408

Diversified Financial Services — 0.7%
PHH Corp.(a)	28,300	561,472

Diversified Telecommunication Services — 0.4%
Premiere Global Services, Inc.(a)	36,300	301,653

Electrical Equipment — 1.3%
GrafTech International Ltd.(a)	65,500	962,850

Electronic Equipment, Instruments & Components — 1.1%
TTM Technologies, Inc.(a)	71,500	820,105

Energy Equipment & Services — 0.9%
Oil States International, Inc.(a)	19,200	674,496

Food Products — 2.3%
Fresh Del Monte Produce, Inc.(a)	32,300	730,303
TreeHouse Foods, Inc.(a)	28,000	998,760

		1,729,063

Health Care Equipment & Supplies — 2.3%
ev3, Inc.(a)	49,800	613,038
NuVasive, Inc.(a)	16,600	693,216
Symmetry Medical, Inc.(a)	44,600	462,502

		1,768,756

Health Care Providers & Services — 5.6%
Amedisys, Inc.(a)(b)	14,000	610,820
Clarient, Inc.(a)	137,400	578,454
Health Net, Inc.(a)	49,100	756,140
HealthSouth Corp.(a)	22,100	345,644
MEDNAX, Inc.(a)	24,850	1,364,762
Psychiatric Solutions, Inc.(a)	21,100	564,636

		4,220,456

Health Care Technology — 2.2%
Phase Forward, Inc.(a)	63,100	885,924
Quality Systems, Inc.(b)	12,200	751,154

		1,637,078

Hotels, Restaurants & Leisure — 2.6%
Bally Technologies, Inc.(a)	22,700	870,999
Scientific Games Corp. — Class A(a)	56,600	895,978
Sonic Corp.(a)	21,900	242,214

		2,009,191

Household Durables — 0.9%
Snap-On, Inc.	19,200	667,392

Internet & Catalog Retail — 1.4%
Orbitz Worldwide, Inc.(a)	175,300	1,083,354

Internet Software & Services — 2.6%
LogMeIn, Inc.(a)	43,700	800,147
SkillSoft Plc - ADR(a)	126,408	1,213,517

		2,013,664

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ADR American Depositary Receipts

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

Schedule of Investments (continued)	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
IT Services — 1.1%
Forrester Research, Inc.(a)	9,450	$251,748
NCI, Inc. — Class A(a)	21,486	615,789

		867,537

Life Sciences Tools & Services — 1.3%
ICON Plc — ADR(a)	40,000	979,600

Machinery — 2.9%
Actuant Corp.—Class A	64,700	1,039,082
Blount International, Inc.(a)	84,000	795,480
Nordson Corp.	7,100	398,239

		2,232,801

Media — 3.9%
Arbitron, Inc.	41,800	867,768
Ascent Media Corp. — Class A(a)	38,100	975,360
Martha Stewart Living Omnimedia, Inc. - Class A(a)	50,100	313,626
Regal Entertainment Group — Class A	64,600	795,872

		2,952,626

Metals & Mining — 2.7%
Horsehead Holding Corp.(a)	84,100	985,652
Olympic Steel, Inc.	36,600	1,050,054

		2,035,706

Multiline Retail — 1.0%
Saks, Inc.(a)(b)	106,900	729,058

Oil, Gas & Consumable Fuels — 4.8%
Arena Resources, Inc.(a)	24,100	855,550
Brigham Exploration Co.(a)	20,200	183,416
James River Coal Co.(a)	40,600	775,866
Penn Virginia Corp.	28,000	641,480
Whiting Petroleum Corp.(a)	20,500	1,180,390

		3,636,702

Personal Products — 0.8%
Chattem, Inc.(a)	8,682	576,572

Real Estate Investment Trusts (REITs) — 4.9%
Chimera Investment Corp.	286,600	1,094,812
MFA Financial, Inc.	261,000	2,077,560
Redwood Trust, Inc.(b)	33,900	525,450

		3,697,822

Road & Rail — 1.1%
Landstar System, Inc.	19,800	753,588
Vitran Corp., Inc.(a)	9,397	84,761

		838,349

Semiconductors & Semiconductor Equipment — 4.0%
ATMI, Inc.(a)	52,500	952,875
Cymer, Inc.(a)	10,200	396,372
Fairchild Semiconductor International, Inc.(a)	87,800	898,194
Varian Semiconductor Equipment Associates, Inc.(a)	23,300	765,172

		3,012,613

Software — 4.2%
Actuate Corp.(a)	64,000	369,920
Blackboard, Inc.(a)	10,270	388,000
Concur Technologies, Inc.(a)	18,800	747,488
DemandTec, Inc.(a)	32,267	284,918
Lawson Software, Inc.(a)	120,950	754,728
Progress Software Corp.(a)	26,700	604,755

		3,149,809

Specialty Retail — 4.9%
The Buckle, Inc.(b)	26,700	911,538
Jos. A. Bank Clothiers, Inc.(a)	25,000	1,119,250
Lumber Liquidators, Inc.(a)	56,100	1,216,809
Sally Beauty Holdings, Inc.(a)(b)	65,250	463,927

		3,711,524

Textiles, Apparel & Luxury Goods — 2.3%
Iconix Brand Group, Inc.(a)	83,100	1,036,257
Movado Group, Inc.	47,100	684,363

		1,720,620

Thrifts & Mortgage Finance — 0.9%
First Niagara Financial Group, Inc.	54,700	674,451

Trading Companies & Distributors — 2.5%
Applied Industrial Technologies, Inc.	47,100	996,636
Beacon Roofing Supply, Inc.(a)	57,200	914,056

		1,910,692

Total Long-Term Investments
(Cost — $63,345,463) — 98.7%		74,693,650

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(c)(d)	867,414	867,414
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)	5,290,500	5,290,500

Total Short-Term Securities (Cost — $6,157,914) —8.1%		6,157,914

Total Investments (Cost — $69,503,377*) — 106.8%		80,851,564
Liabilities in Excess of Other Assets — (6.8)%		(5,156,323)

Net Assets — 100.0%		$75,695,241

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$70,994,506

Gross unrealized appreciation	$11,666,599
Gross unrealized depreciation	(1,809,541)

Net unrealized appreciation	$9,857,058

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Small Cap Core Equity Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$867,414	$4,607
BlackRock Liquidity Series, LLC Money Market Series	$(3,236,300)	$50,970

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$74,693,650
Short-Term Securities	867,414

Total Level 1	75,561,064

Level 2 - Short-Term Securities	5,290,500
Level 3	—

Total	$80,851,564

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments September 30, 2009	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.0%
Argon ST, Inc.(a)	508,838	$9,693,364
BE Aerospace, Inc.(a)	967,260	19,480,616
Spirit AeroSystems Holdings, Inc. - Class A(a)	448,000	8,090,880
Stanley, Inc.(a)	103,400	2,659,448
TransDigm Group, Inc.(a)	135,600	6,754,236

		46,678,544

Air Freight & Logistics — 0.7%
Forward Air Corp.	328,600	7,607,090

Beverages — 1.1%
Heckmann Corp.(a)(b)	2,764,064	12,659,413

Biotechnology — 5.4%
Acorda Therapeutics, Inc.(a)	543,100	12,643,368
AMAG Pharmaceuticals, Inc.(a)(b)	138,100	6,032,208
Cubist Pharmaceuticals, Inc.(a)	276,300	5,581,260
Dendreon Corp.(a)(b)	339,200	9,494,208
InterMune, Inc.(a)	562,400	8,959,032
Martek Biosciences Corp.(a)	69,201	1,563,251
Onyx Pharmaceuticals, Inc.(a)	291,400	8,733,258
OSI Pharmaceuticals, Inc.(a)	283,000	9,989,900

		62,996,485

Building Products — 0.7%
Griffon Corp.(a)	789,460	7,949,862

Capital Markets — 2.1%
Greenhill & Co., Inc.(b)	115,200	10,319,616
Knight Capital Group, Inc. - Class A(a)	349,100	7,592,925
RiskMetrics Group, Inc.(a)	468,882	6,855,055

		24,767,596

Chemicals — 1.2%
Celanese Corp. - Series A	215,200	5,380,000
Intrepid Potash, Inc.(a)(b)	382,200	9,016,098

		14,396,098

Commercial Banks — 1.0%
PrivateBancorp, Inc.	494,200	12,088,132

Commercial Services & Supplies — 1.9%
Clean Harbors, Inc.(a)	158,500	8,917,210
SYKES Enterprises, Inc.(a)	633,397	13,187,326

		22,104,536

Communications Equipment — 2.1%
DG FastChannel, Inc.(a)	699,000	14,637,060
EMS Technologies, Inc.(a)	483,744	10,071,550

		24,708,610

Construction & Engineering — 1.2%
Chicago Bridge & Iron Co. NV	742,100	13,862,428

Containers & Packaging — 1.1%
BWAY Holding Co.(a)	255,750	4,733,932
Rock-Tenn Co. - Class A	183,832	8,660,326

		13,394,258

Diversified Consumer Services — 1.5%
DeVry, Inc.	207,481	11,477,849
Weight Watchers International, Inc.	222,800	6,113,632

		17,591,481

Diversified Financial Services — 1.8%
MSCI, Inc. - Class A(a)	692,100	20,500,002

Diversified Telecommunication Services — 1.7%
Cbeyond, Inc.(a)	841,346	13,570,911
Neutral Tandem, Inc.(a)(b)	262,008	5,963,302

		19,534,213

Electrical Equipment — 0.5%
Energy Conversion Devices, Inc.(a)(b)	504,300	5,839,794

Electronic Equipment, Instruments & Components — 1.3%
Cogent, Inc.(a)	1,494,825	15,097,732

Energy Equipment & Services — 1.0%
Superior Energy Services, Inc.(a)	503,577	11,340,554

Food Products — 1.3%
American Italian Pasta Co. - Class A(a)(b)	290,600	7,898,508
Smart Balance, Inc.(a)	1,282,048	7,871,775

		15,770,283

Health Care Equipment & Supplies — 7.1%
Gen-Probe, Inc.(a)	352,600	14,611,744
Hologic, Inc.(a)	870,780	14,228,545
Merit Medical Systems, Inc.(a)	620,820	10,758,811
NuVasive, Inc.(a)(b)	312,100	13,033,296
SonoSite, Inc.(a)(b)	606,854	16,057,357
ZOLL Medical Corp.(a)	672,977	14,482,465

		83,172,218

Health Care Providers & Services — 5.8%
Lincare Holdings, Inc.(a)	583,683	18,240,094
Magellan Health Services, Inc.(a)	416,500	12,936,490
MEDNAX, Inc.(a)	362,800	19,924,976
VCA Antech, Inc.(a)	612,400	16,467,436

		67,568,996

Health Care Technology — 1.3%
MedAssets, Inc.(a)	517,955	11,690,244
Omnicell, Inc.(a)	364,961	4,065,666

		15,755,910

Hotels, Restaurants & Leisure — 5.1%
Bally Technologies, Inc.(a)	355,000	13,621,350
The Cheesecake Factory, Inc.(a)	470,100	8,706,252
Domino’s Pizza, Inc.(a)	1,145,800	10,128,872
Jack in the Box, Inc.(a)	277,400	5,683,926
Scientific Games Corp. - Class A(a)	1,384,500	21,916,635

		60,057,035

Household Durables — 0.4%
iRobot Corp.(a)(b)	348,921	4,295,218

Insurance — 0.7%
Aspen Insurance Holdings Ltd.	325,400	8,613,338

Internet & Catalog Retail — 0.8%
Shutterfly, Inc.(a)	569,600	9,472,448

Internet Software & Services — 4.3%
comScore, Inc.(a)	710,953	12,804,264
GSI Commerce, Inc.(a)	192,800	3,722,968
SkillSoft Plc - ADR(a)	3,538,929	33,973,718

		50,500,950

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
IT Services — 6.7%
ExlService Holdings, Inc.(a)	1,666,019	$24,757,042
Forrester Research, Inc.(a)	446,907	11,905,603
Gartner, Inc.(a)	567,400	10,366,398
Global Cash Access Holdings, Inc.(a)	2,035,000	14,875,850
SRA International, Inc. — Class A(a)	757,454	16,353,432

		78,258,325

Machinery — 1.0%
Kaydon Corp.	369,400	11,975,948

Media — 4.3%
CKX, Inc.(a)	3,570,152	23,955,720
DreamWorks Animation SKG, Inc. — Class A(a)	463,000	16,468,910
LodgeNet Interactive Corp.(a)	637,400	4,812,370
RHI Entertainment, Inc.(a)	1,447,957	4,604,503

		49,841,503

Oil, Gas & Consumable Fuels — 3.9%
Comstock Resources, Inc.(a)	204,910	8,212,793
EXCO Resources, Inc.(a)(b)	654,200	12,226,998
Massey Energy Co.	250,452	6,985,106
Plains Exploration & Production Co.(a)	648,100	17,926,446

		45,351,343

Pharmaceuticals — 3.1%
Auxilium Pharmaceuticals, Inc.(a)	175,100	5,990,171
Cadence Pharmaceuticals, Inc.(a)	274,300	3,033,758
Cypress Bioscience, Inc.(a)	720,403	5,885,692
Impax Laboratories, Inc.(a)	572,000	4,999,280
Medicis Pharmaceutical Corp. — Class A	741,800	15,837,430

		35,746,331

Professional Services — 3.9%
Diamond Management & Technology Consultants, Inc.	1,764,695	12,088,161
Heidrick & Struggles International, Inc.	121,400	2,823,764
IHS, Inc. — Class A(a)	208,171	10,643,783
Kforce, Inc.(a)	277,200	3,331,944
MPS Group, Inc.(a)	1,069,800	11,254,296
TrueBlue, Inc.(a)	416,400	5,858,748

		46,000,696

Real Estate Investment Trusts (REITs) — 0.5%
Franklin Street Properties Corp.	446,200	5,845,220

Semiconductors & Semiconductor Equipment — 6.0%
Entegris, Inc.(a)	975,800	4,830,210
FEI Co.(a)	568,300	14,008,595
Microsemi Corp.(a)	690,300	10,899,837
Monolithic Power Systems, Inc.(a)	501,007	11,748,614
ON Semiconductor Corp.(a)	1,861,000	15,353,250
Silicon Laboratories, Inc.(a)	276,100	12,799,996
Standard Microsystems Corp.(a)	5,992	139,074

		69,779,576

Software — 8.6%
Blackboard, Inc.(a)	416,052	15,718,445
DemandTec, Inc.(a)	1,344,545	11,872,332
i2 Technologies, Inc.	840,223	13,477,177
SonicWALL, Inc.(a)	2,801,633	23,533,717
Taleo Corp. — Class A(a)	32,004	724,570
TiVo, Inc.(a)	3,354,980	34,757,593

		100,083,834

Specialty Retail — 1.8%
Dick’s Sporting Goods, Inc.(a)	276,900	6,202,560
J. Crew Group, Inc.(a)(b)	166,900	5,978,358
The Wet Seal, Inc. — Class A(a)	2,333,100	8,819,118

		21,000,036

Textiles, Apparel & Luxury Goods — 1.3%
lululemon athletica, inc.(a)(b)	682,300	15,522,325

Total Long-Term Investments
(Cost — $979,127,125) — 98.2%		1,147,728,361

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	16,460,094	16,460,094
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	83,577,027	83,577,027

Total Short-Term Securities
(Cost — $100,037,121) — 8.5%		100,037,121

Total Investments (Cost — $1,079,164,246*) — 106.7%		1,247,765,482
Liabilities in Excess of Other Assets — (6.7)%		(78,855,562)

Net Assets — 100.0%		$1,168,909,920

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,099,924,392

Gross unrealized appreciation	$189,642,494
Gross unrealized depreciation	(41,801,404)

Net unrealized appreciation	$147,841,090

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$16,460,094	$72,880
BlackRock Liquidity Series, LLC Money Market Series	$(55,840,323)	$1,272,603

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments (concluded)	Small Cap Growth Equity Portfolio

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$1,147,728,361
Short-Term Securities	16,460,094

Total Level 1	1,164,188,455

Level 2 - Short-Term Securities	83,577,027
Level 3	—

Total	$1,247,765,482

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.5%
Orbital Sciences Corp.(a)	19,300	$288,921
Stanley, Inc.(a)	5,500	141,460

		430,381

Air Freight & Logistics — 0.5%
Hub Group, Inc. - Class A(a)	6,500	148,525

Auto Components — 2.9%
Dana Holding Corp.(a)	30,400	207,024
Federal Mogul Corp.(a)	12,400	149,668
Gentex Corp.	22,700	321,205
Modine Manufacturing Co.	17,300	160,371

		838,268

Building Products — 0.8%
Simpson Manufacturing Co., Inc.	9,000	227,340

Capital Markets — 2.4%
Evercore Partners, Inc. - Class A	7,300	213,306
KBW, Inc.(a)	15,100	486,522

		699,828

Chemicals — 3.5%
Koppers Holding, Inc.	4,700	139,355
Olin Corp.	22,100	385,424
Sensient Technologies Corp.	13,219	367,092
Solutia, Inc.(a)	10,800	125,064

		1,016,935

Commercial Banks — 8.9%
CVB Financial Corp.	43,100	327,129
Fulton Financial Corp.	19,600	144,256
Glacier Bancorp, Inc.	9,100	135,954
Independent Bank Corp.	6,600	146,058
Sterling Bancshares, Inc.	53,700	392,547
TCF Financial Corp.(b)	28,800	375,552
United Bankshares, Inc.(b)	11,119	217,821
Westamerica Bancorporation(b)	6,100	317,200
Wintrust Financial Corp.	7,600	212,496
Zions Bancorporation(b)	18,500	332,445

		2,601,458

Commercial Services & Supplies — 2.4%
The Brink’s Co.	2,900	78,039
The GEO Group, Inc.(a)	31,100	627,287

		705,326

Communications Equipment — 1.7%
ADTRAN, Inc.	9,000	220,950
Arris Group, Inc.(a)	20,700	269,307

		490,257

Construction & Engineering — 2.7%
Chicago Bridge & Iron Co. NV	14,300	267,124
Granite Construction, Inc.	10,500	324,870
Pike Electric Corp.(a)	17,200	206,056

		798,050

Construction Materials — 1.1%
Texas Industries, Inc.(b)	7,800	327,600

Diversified Consumer Services — 0.4%
Brink’s Home Security Holdings, Inc.(a)	3,500	107,765

Diversified Financial Services — 2.6%
PHH Corp.(a)	38,082	755,547

Diversified Telecommunication Services — 0.7%
Premiere Global Services, Inc.(a)	23,300	193,623

Electric Utilities — 0.9%
Unisource Energy Corp.	8,800	270,600

Electrical Equipment — 2.1%
Polypore International, Inc.(a)	22,900	295,639
Regal-Beloit Corp.	6,800	310,828

		606,467

Electronic Equipment, Instruments & Components — 2.3%
Anixter International, Inc.(a)	10,000	401,100
Tech Data Corp.(a)	6,800	282,948

		684,048

Energy Equipment & Services — 2.7%
Key Energy Services, Inc.(a)	18,000	156,600
Lufkin Industries, Inc.	3,100	164,858
Oil States International, Inc.(a)	13,500	474,255

		795,713

Food & Staples Retailing — 2.3%
BJ’s Wholesale Club, Inc.(a)	11,700	423,774
Winn-Dixie Stores, Inc.(a)	19,400	254,528

		678,302

Food Products — 0.7%
Chiquita Brands International, Inc.(a)	10,800	174,528
Lance, Inc.	1,600	41,312

		215,840

Gas Utilities — 0.7%
New Jersey Resources Corp.	5,900	214,229

Health Care Equipment & Supplies — 1.1%
The Cooper Cos., Inc.	10,600	315,138

Health Care Providers & Services — 3.6%
Amedisys, Inc.(a)	5,100	222,513
Health Net, Inc.(a)	11,400	175,560
HealthSouth Corp.(a)	9,000	140,760
LifePoint Hospitals, Inc.(a)	9,100	246,246
Psychiatric Solutions, Inc.(a)	9,900	264,924

		1,050,003

Health Care Technology — 0.8%
Phase Forward, Inc.(a)	17,500	245,700

Hotels, Restaurants & Leisure — 3.3%
Cracker Barrel Old Country Store, Inc.	6,300	216,720
Jack in the Box, Inc.(a)	13,200	270,468
Scientific Games Corp. - Class A(a)	30,501	482,831

		970,019

Household Durables — 2.3%
Jarden Corp.	15,400	432,278
Snap-On, Inc.	6,900	239,844

		672,122

Insurance — 3.7%
The Hanover Insurance Group, Inc.	12,209	504,598
Navigators Group, Inc.(a)	8,162	448,910

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments (continued)	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
Platinum Underwriters Holdings Ltd.	3,989	$142,966

		1,096,474

Internet & Catalog Retail — 0.4%
Orbitz Worldwide, Inc.(a)	18,500	114,330

Internet Software & Services — 1.6%
SkillSoft Plc - ADR(a)	49,989	479,894

IT Services — 0.5%
CSG Systems International, Inc.(a)	10,100	161,701

Leisure Equipment & Products — 1.1%
Polaris Industries, Inc.	7,600	309,928

Machinery — 3.8%
Actuant Corp. - Class A	15,100	242,506
Kennametal, Inc.	9,400	231,334
Mueller Water Products, Inc. - Class A	46,700	255,916
Terex Corp.(a)	18,000	373,140

		1,102,896

Marine — 0.5%
Kirby Corp.(a)	3,600	132,552

Media — 1.4%
Arbitron, Inc.	19,200	398,592

Metals & Mining — 2.6%
Horsehead Holding Corp.(a)	27,200	318,784
Olympic Steel, Inc.	9,200	263,948
Thompson Creek Metals Co., Inc.(a)	14,800	178,636

		761,368

Multiline Retail — 0.5%
Saks, Inc.(a)	23,100	157,542

Multi-Utilities — 1.1%
Avista Corp.	16,500	333,630

Oil, Gas & Consumable Fuels — 3.1%
Brigham Exploration Co.(a)	11,700	106,236
Goodrich Petroleum Corp.(a)	8,700	224,547
James River Coal Co.(a)	18,700	357,357
St. Mary Land & Exploration Co.	6,900	223,974

		912,114

Personal Products — 0.8%
Chattem, Inc.(a)	3,400	225,794

Real Estate Investment Trusts (REITs) — 4.4%
BioMed Realty Trust, Inc.	17,800	245,640
Education Realty Trust, Inc.	31,600	187,388
MFA Financial, Inc.	52,800	420,288
Ramco-Gershenson Properties Trust	15,000	133,800
Redwood Trust, Inc.	7,800	120,900
U-Store-It Trust	30,400	190,000

		1,298,016

Road & Rail — 1.0%
Genesee & Wyoming, Inc. - Class A(a)	10,100	306,232
Semiconductors & Semiconductor Equipment — 3.1%
ATMI, Inc.(a)	10,000	181,500
Fairchild Semiconductor International, Inc.(a)	54,500	557,535
Verigy Ltd.(a)	13,700	159,194

		898,229

Software — 3.2%
Actuate Corp.(a)	19,400	112,132
Novell, Inc.(a)	69,800	314,798
Progress Software Corp.(a)	12,800	289,920
TIBCO Software, Inc.(a)	23,200	220,168

		937,018

Specialty Retail — 5.5%
The Buckle, Inc.(b)	4,900	167,286
The Children’s Place Retail Stores, Inc.(a)	10,800	323,568
Collective Brands, Inc.(a)	16,700	289,411
Genesco, Inc.(a)	10,800	259,956
Jos. A. Bank Clothiers, Inc.(a)	4,100	183,557
RadioShack Corp.	23,300	386,081

		1,609,859

Textiles, Apparel & Luxury Goods — 2.7%
Hanesbrands, Inc.(a)	14,000	299,600
Iconix Brand Group, Inc.(a)	18,300	228,201
Maidenform Brands, Inc.(a)	16,800	269,808

		797,609

Trading Companies & Distributors — 1.3%
Beacon Roofing Supply, Inc.(a)	24,300	388,314

Wireless Telecommunication Services — 0.5%
Syniverse Holdings, Inc.(a)	7,700	134,750

Total Long-Term Investments (Cost — $24,971,689) — 97.7%		28,615,926

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	567,610	567,610
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	1,481,000	1,481,000

Total Short-Term Securities (Cost — $2,048,610) — 7.0%		2,048,610

Total Investments (Cost — $27,020,299*) — 104.7%		30,664,536
Liabilities in Excess of Other Assets — (4.7)%		(1,386,806)

Net Assets — 100.0%		$29,277,730

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,650,140

Gross unrealized appreciation	$3,337,577
Gross unrealized depreciation	(323,181)

Net unrealized appreciation	$3,014,396

(a)	Non-income producing security.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Small Cap Value Equity Portfolio

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$567,610	$2,160
BlackRock Liquidity Series, LLC Money Market Series	$(396,500)	$21,364

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$28,615,926
Short-Term Securities	567,610

Total Level 1	29,183,536

Level 2 - Short-Term Securities	1,481,000
Level 3	—

Total	$30,664,536

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Statements of Assets and Liabilities

September 30, 2009	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio
Assets
Investments at value - unaffiliated[1,2]	$74,693,650	$1,147,728,361	$28,615,926
Investments at value - affiliated[3]	6,157,914	100,037,121	2,048,610
Investments sold receivable	747,335	30,768,470	894,705
Capital shares sold receivable	216,185	1,322,490	15,287
Dividends receivable	67,649	226,622	28,577
Securities lending income receivable - affiliated	7,264	44,465	5,249
Receivable from advisor	2,660	—	12,296
Dividends receivable - affiliated	189	5,135	122
Prepaid expenses	14,046	50,886	22,801

Total assets	81,906,892	1,280,183,550	31,643,573

Liabilities
Collateral at value - securities loaned	5,290,500	83,577,027	1,481,000
Investments purchased payable	562,831	24,421,765	781,325
Capital shares redeemed payable	181,167	2,021,060	44,800
Investment advisory fees payable	65,740	515,788	35
Other affiliates payable	50,745	525,938	16,342
Service and distribution fees payable	20,067	80,627	6,255
Officer’s and Trustees’ fees payable	4,647	7,375	4,598
Bank overdraft	—	3,379	—
Other accrued expenses payable	35,954	120,671	31,488

Total liabilities	6,211,651	111,273,630	2,365,843

Net Assets	$75,695,241	$1,168,909,920	$29,277,730

Net Assets Consist of
Paid-in capital	$102,195,872	$1,648,048,924	$43,673,596
Undistributed net investment income	21,303	311,353	47,290
Accumulated net realized loss	(37,870,121)	(648,051,593)	(18,087,393)
Net unrealized appreciation/depreciation	11,348,187	168,601,236	3,644,237

Net Assets	$75,695,241	$1,168,909,920	$29,277,730

[1] Investments at cost - unaffiliated	$63,345,463	$979,127,125	$24,971,689
[2] Securities loaned at value	$5,097,600	$80,604,959	$1,409,970
[3] Investments at cost - affiliated	$6,157,914	$100,037,121	$2,048,610

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities (concluded)

September 30, 2009	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio
Net Asset Value
BlackRock
Net assets	—	—	$49,512
Shares outstanding[1]	—	—	7,175
Par value per share	—	—	$0.001
Net asset value	—	—	$6.90
Institutional
Net assets	$38,592,340	$855,375,310	$12,811,042
Shares outstanding[1]	2,814,688	45,844,064	1,852,763
Par value per share	$0.001	$0.001	$0.001
Net asset value	$13.71	$18.66	$6.91
Service
Net assets	$256,004	$43,931,683	$1,092,996
Shares outstanding[1]	18,895	2,486,004	163,417
Par value per share	$0.001	$0.001	$0.001
Net asset value	$13.55	$17.67	$6.69
Investor A
Net assets	$16,994,855	$240,361,240	$12,689,525
Shares outstanding[1]	1,268,683	14,022,651	1,918,918
Par value per share	$0.001	$0.001	$0.001
Net asset value	$13.40	$17.14	$6.61
Investor B
Net assets	$3,547,149	$3,326,986	$930,961
Shares outstanding[1]	275,273	221,802	176,213
Par value per share	$0.001	$0.001	$0.001
Net asset value	$12.89	$15.00	$5.28
Investor C
Net assets	$16,304,893	$25,914,701	$1,703,694
Shares outstanding[1]	1,267,773	1,728,311	324,684
Par value per share	$0.001	$0.001	$0.001
Net asset value	$12.86	$14.99	$5.25

1	Unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Statements of Operations

Year Ended September 30, 2009	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio
Investment Income
Dividends	$766,028	$2,119,367	$452,036
Securities lending - affiliated	50,970	1,272,603	21,364
Interest and dividends - affiliated	4,823	73,480	2,195
Interest	902	6,530	80

Total income	822,723	3,471,980	475,675

Expenses
Investment advisory	663,831	4,751,264	153,217
Service and distribution - class specific	243,623	762,382	57,302
Transfer agent - class specific	216,944	2,033,795	77,317
Registration	52,541	82,805	57,046
Administration	49,787	610,630	20,893
Professional	46,342	62,759	65,353
Printing	24,688	215,454	25,649
Custodian	18,851	67,924	23,466
Administration - class specific	16,610	203,367	6,972
Officer and Trustees	16,279	26,569	15,741
Miscellaneous	13,963	33,299	14,936
Recoupment of past waived fees - class specific	8,276	8,094	—

Total expenses	1,371,735	8,858,342	517,892
Less fees waived by advisor	(24,468)	(10,653)	(105,881)
Less administration fees waived	—	—	(3,428)
Less administration fees waived - class specific	(16,081)	(7,110)	(4,951)
Less transfer agent fees waived - class specific	(13,865)	(4,768)	(1,564)
Less transfer agent fees reimbursed - class specific	(119,302)	(20,418)	(20,494)
Less fees paid indirectly	(549)	(1,801)	(97)
Less expenses reimbursed by advisor	—	—	(24,788)

Total expenses after fees waived, reimbursed and paid indirectly	1,197,470	8,813,592	356,689

Net investment income (loss)	(374,747)	(5,341,612)	118,986

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(26,133,388)	(194,567,889)	(11,853,231)
Litigation proceeds	—	846,304	—

	(26,133,388)	(193,721,585)	(11,853,231)

Net change in unrealized appreciation/depreciation on investments	10,992,529	168,328,721	3,259,692

Total realized and unrealized loss	(15,140,859)	(25,392,864)	(8,593,539)

Net Decrease in Net Assets Resulting from Operations	$(15,515,606)	$(30,734,476)	$(8,474,553)

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Changes in Net Assets

	Small Cap Core Equity Portfolio		Small Cap Growth Equity Portfolio		Small Cap Value Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008	2009	2008
Operations
Net investment income (loss)	$(374,747)	$(824,702)	$(5,341,612)	$73,105	$118,986	$128,517
Net realized gain (loss)	(26,133,388)	(11,478,306)	(193,721,585)	23,710,054	(11,853,231)	(5,732,363)
Net change in unrealized appreciation/depreciation	10,992,529	(9,749,568)	168,328,721	(161,736,801)	3,259,692	(4,920,623)

Net decrease in net assets resulting from operations	(15,515,606)	(22,052,576)	(30,734,476)	(137,953,642)	(8,474,553)	(10,524,469)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	—	—	—	(11,359)	—
Institutional	—	—	—	—	(74,533)	(45,006)
Service	—	—	—	—	(5,298)	—
Investor A	—	—	—	—	(52,689)	—
Investor B	—	—	—	—	(4,979)	—
Investor C	—	—	—	—	(6,349)	—
Tax return of capital:
BlackRock	—	—	—	—	—	(87,513)
Institutional	—	—	—	—	—	(628,719)
Service	—	—	—	—	—	(51,758)
Investor A	—	—	—	—	—	(574,809)
Investor B	—	—	—	—	—	(119,712)
Investor C	—	—	—	—	—	(102,421)
Net realized gain:
BlackRock	—	—	—	—	—	(472,617)
Institutional	—	(2,956,776)	—	—	—	(3,425,943)
Service	—	(358,504)	—	—	—	(280,468)
Investor A	—	(2,250,029)	—	—	—	(3,071,371)
Investor B	—	(603,710)	—	—	—	(607,482)
Investor C	—	(2,458,205)	—	—	—	(519,399)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(8,627,224)	—	—	(155,207)	(9,987,218)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,516,203)	19,065,677	218,085,648	274,159,643	(6,443,414)	(4,047,188)

Redemption Fees
Redemption fees	14,507	7,309	91,702	85,371	280	394

Net Assets
Total increase (decrease) in net assets	(22,017,302)	(11,606,814)	187,442,874	136,291,372	(15,072,894)	(24,558,481)
Beginning of year	97,712,543	109,319,357	981,467,046	845,175,674	44,350,624	68,909,105

End of year	$75,695,241	$97,712,543	$1,168,909,920	$981,467,046	$29,277,730	$44,350,624

Undistributed net investment income	$21,303	$331,426	$311,353	$4,725,979	$47,290	$83,511

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Financial Highlights	Small Cap Core Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.86	$21.21	$18.50	$17.62	$14.77	$15.73	$21.05	$18.41	$17.59	$14.73

Net investment loss[1]	(0.01)	(0.05)	(0.13)	(0.12)	(0.10)	(0.07)	(0.09)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	(2.14)	(3.63)	3.15	1.30	3.06	(2.11)	(3.61)	3.13	1.30	3.10

Net increase (decrease) from investment operations	(2.15)	(3.68)	3.02	1.18	2.96	(2.18)	(3.70)	2.95	1.12	2.97

Distributions from net realized gain	—	(1.67)	(0.31)	(0.30)	(0.11)	—	(1.62)	(0.31)	(0.30)	(0.11)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$13.71	$15.86	$21.21	$18.50	$17.62	$13.55	$15.73	$21.05	$18.41	$17.59

Total Investment Return[3,4]
Based on net asset value	(13.56)%	(18.37)%	16.46%	6.81%	20.10%	(13.86)%	(18.59)%	16.15%	6.47%	20.22%

Ratios to Average Net Assets
Total expenses	1.48%	1.40%	1.38%	1.47%	1.81%	1.88%	1.64%	1.59%	1.64%	2.01%

Total expenses excluding recoupment of past waived fees	1.48%	1.40%	1.38%	1.47%	1.81%	1.81%	1.64%	1.59%	1.64%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.32%	1.30%	1.30%	1.30%	1.30%	1.60%	1.58%	1.57%	1.60%	1.60%

Net investment loss	(0.07)%	(0.26)%	(0.62)%	(0.68)%	(0.59)%	(0.61)%	(0.51)%	(0.88)%	(0.99)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$38,592	$38,685	$33,707	$24,172	$12,641	$256	$3,430	$4,909	$2,776	$94

Portfolio turnover	158%	103%	103%	111%	118%	158%	103%	103%	111%	118%

	Investor A
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.57	$20.86	$18.27	$17.49	$14.71

Net investment loss[1]	(0.06)	(0.12)	(0.21)	(0.20)	(0.17)
Net realized and unrealized gain (loss)	(2.11)	(3.58)	3.11	1.28	3.06

Net increase (decrease) from investment operations	(2.17)	(3.70)	2.90	1.08	2.89

Distributions from net realized gain	—	(1.59)	(0.31)	(0.30)	(0.11)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$13.40	$15.57	$20.86	$18.27	$17.49

Total Investment Return[3,4]
Based on net asset value	(13.94)%	(18.74)%	16.00%	6.28%	19.71%

Ratios to Average Net Assets
Total expenses	2.11%	1.90%	1.80%	1.90%	2.17%

Total expenses excluding recoupment of past waived fees	2.09%	1.90%	1.80%	1.90%	2.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.76%	1.74%	1.73%	1.71%

Net investment loss	(0.54)%	(0.69)%	(1.06)%	(1.11)%	(1.01)%

Supplemental Data
Net assets, end of year (000)	$16,995	$23,687	$29,070	$20,973	$11,997

Portfolio turnover	158%	103%	103%	111%	118%

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Investor B
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.09	$20.23	$17.87	$17.24	$14.61

Net investment loss[1]	(0.14)	(0.24)	(0.36)	(0.33)	(0.28)
Net realized and unrealized gain (loss)	(2.06)	(3.48)	3.03	1.26	3.02

Net increase (decrease) from investment operations	(2.20)	(3.72)	2.67	0.93	2.74

Distributions from net realized gain	—	(1.42)	(0.31)	(0.30)	(0.11)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$12.89	$15.09	$20.23	$17.87	$17.24

Total Investment Return[3,4]
Based on net asset value	(14.58)%	(19.36)%	15.06%	5.49%	18.81%

Ratios to Average Net Assets
Total expenses	2.81%	2.60%	2.57%	2.55%	2.81%

Total expenses excluding recoupment of past waived fees	2.80%	2.60%	2.57%	2.55%	2.81%

Total expenses after fees waived, reimbursed and paid indirectly	2.54%	2.51%	2.51%	2.49%	2.44%

Net investment loss	(1.30)%	(1.42)%	(1.84)%	(1.87)%	(1.74)%

Supplemental Data
Net assets, end of year (000)	$3,547	$5,724	$8,956	$8,326	$6,303

Portfolio turnover	158%	103%	103%	111%	118%

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.07	$20.25	$17.87	$17.23	$14.60

Net investment loss[1]	(0.14)	(0.24)	(0.35)	(0.32)	(0.28)
Net realized and unrealized gain (loss)	(2.07)	(3.47)	3.04	1.26	3.02

Net increase (decrease) from investment operations	(2.21)	(3.71)	2.69	0.94	2.74

Distributions from net realized gain	—	(1.47)	(0.31)	(0.30)	(0.11)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$12.86	$15.07	$20.25	$17.87	$17.23

Total Investment Return[3,4]
Based on net asset value	(14.67)%	(19.34)%	15.17%	5.55%	18.82%

Ratios to Average Net Assets
Total expenses	2.90%	2.60%	2.54%	2.48%	2.80%

Total expenses excluding recoupment of past waived fees	2.88%	2.60%	2.54%	2.48%	2.80%

Total expenses after fees waived, reimbursed and paid indirectly	2.54%	2.50%	2.48%	2.44%	2.44%

Net investment loss	(1.30)%	(1.43)%	(1.81)%	(1.81)%	(1.74)%

Supplemental Data
Net assets, end of year (000)	$16,305	$26,187	$32,677	$26,151	$17,266

Portfolio turnover	158%	103%	103%	111%	118%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$20.33	$23.71	$19.26	$17.29	$14.52	$19.30	$22.58	$18.38	$16.54	$13.92

Net investment income (loss)[1]	(0.07)	0.03	(0.07)	(0.09)	(0.06)	(0.10)	(0.03)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(1.60)	(3.41)	4.52	2.06	2.82	(1.53)	(3.25)	4.31	1.97	2.72

Net increase (decrease) from investment operations	(1.67)	(3.38)	4.45	1.97	2.76	(1.63)	(3.28)	4.20	1.84	2.61

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$18.66	$20.33	$23.71	$19.26	$17.29	$17.67	$19.30	$22.58	$18.38	$16.54

Total Investment Return[3]
Based on net asset value	(8.22)%[4,5]	(14.26)%[5]	23.11%[5]	11.39%[5]	19.08%[6]	(8.45)%[5,7]	(14.53)%[5]	22.85%[5]	11.12%[5]	18.82%[6]

Ratios to Average Net Assets
Total expenses	0.88%	0.77%	0.82%	0.83%	0.95%	1.15%	1.07%	1.02%	1.08%	1.19%

Total expenses excluding recoupment of past waived fees	0.88%	0.77%	0.82%	0.83%	0.95%	1.14%	1.07%	1.02%	1.08%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	0.88%	0.77%	0.82%	0.83%	0.94%	1.11%	1.07%	1.02%	1.08%	1.19%

Net investment income (loss)	(0.48)%	0.15%	(0.34)%	(0.48)%	(0.40)%	(0.70)%	(0.14)%	(0.54)%	(0.73)%	(0.70)%

Supplemental Data
Net assets, end of year (000)	$855,375	$699,761	$587,586	$426,000	$357,857	$43,932	$40,514	$35,945	$26,422	$24,491

Portfolio turnover	82%	81%	81%	74%	91%	82%	81%	81%	74%	91%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$18.76	$21.97	$17.90	$16.12	$13.57	$16.56	$19.57	$16.07	$14.61	$12.39

Net investment loss[1]	(0.13)	(0.05)	(0.13)	(0.14)	(0.10)	(0.21)	(0.21)	(0.26)	(0.27)	(0.20)
Net realized and unrealized gain (loss)	(1.49)	(3.16)	4.20	1.92	2.64	(1.35)	(2.80)	3.76	1.73	2.41

Net increase (decrease) from investment operations	(1.62)	(3.21)	4.07	1.78	2.54	(1.56)	(3.01)	3.50	1.46	2.21

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$17.14	$18.76	$21.97	$17.90	$16.12	$15.00	$16.56	$19.57	$16.07	$14.61

Total Investment Return[3]
Based on net asset value	(8.64)%[5,8]	(14.61)%[5]	22.74%[5]	11.04%[5]	18.79%[6]	(9.42)%[5,9]	(15.38)%[5]	21.78%[5]	9.99%[5]	17.92%[10]

Ratios to Average Net Assets
Total expenses	1.33%	1.16%	1.12%	1.25%	1.29%	2.30%	2.08%	2.02%	2.30%	1.94%

Total expenses excluding recoupment of past waived fees	1.33%	1.16%	1.12%	1.25%	1.29%	2.20%	2.08%	2.02%	2.30%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.33%	1.16%	1.12%	1.15%	1.19%	2.20%	2.08%	1.92%	2.11%	1.94%

Net investment loss	(0.92)%	(0.22)%	(0.64)%	(0.80)%	(0.66)%	(1.72)%	(1.11)%	(1.44)%	(1.77)%	(1.45)%

Supplemental Data
Net assets, end of year (000)	$240,361	$211,065	$189,575	$176,250	$160,374	$3,327	$5,721	$10,222	$10,649	$15,516

Portfolio turnover	82%	81%	81%	74%	91%	82%	81%	81%	74%	91%

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$16.56	$19.57	$16.09	$14.62	$12.40

Net investment loss[1]	(0.22)	(0.21)	(0.29)	(0.26)	(0.19)
Net realized and unrealized gain (loss)	(1.35)	(2.80)	3.77	1.73	2.40

Net increase (decrease) from investment operations	(1.57)	(3.01)	3.48	1.47	2.21

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$14.99	$16.56	$19.57	$16.09	$14.62

Total Investment Return[3]
Based on net asset value	(9.48)%[5,11]	(15.38)%[5]	21.63%[5]	10.05%[5]	17.90%[10]

Ratios to Average Net Assets
Total expenses	2.31%	2.08%	2.09%	2.02%	1.94%

Total expenses excluding recoupment of past waived fees	2.29%	2.08%	2.09%	2.02%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	2.22%	2.08%	2.04%	2.02%	1.94%

Net investment loss	(1.81)%	(1.14)%	(1.56)%	(1.68)%	(1.41)%

Supplemental Data
Net assets, end of year (000)	$25,915	$24,405	$21,847	$15,667	$15,434

Portfolio turnover	82%	81%	81%	74%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.26)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

7	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.50)%.

8	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.69)%.

9	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (9.48)%.

10	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

11	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (9.54)%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Financial Highlights (continued)	Small Cap Value Equity Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.31	$11.83	$13.46	$15.16	$15.23	$8.32	$11.86	$13.49	$15.17	$15.22

Net investment income (loss)[1]	0.06	0.03	0.04	(0.00)[2]	0.02	0.04	0.05	0.07	0.03	0.04
Net realized and unrealized gain (loss)	(1.44)	(1.75)	1.27	1.21	2.90	(1.42)	(1.75)	1.28	1.21	2.90

Net increase (decrease) from investment operations	(1.38)	(1.72)	1.31	1.21	2.92	(1.38)	(1.70)	1.35	1.24	2.94

Dividends and distributions from:
Net investment income	(0.03)	—	(0.29)	(0.17)	—	(0.03)	(0.02)	(0.33)	(0.18)	—
Tax return of capital	—	(0.29)	—	—	—	—	(0.31)	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	—	(1.51)	(2.65)	(2.74)	(2.99)

Total dividends and distributions	(0.03)	(1.80)	(2.94)	(2.91)	(2.99)	(0.03)	(1.84)	(2.98)	(2.92)	(2.99)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.90	$8.31	$11.83	$13.46	$15.16	$6.91	$8.32	$11.86	$13.49	$15.17

Total Investment Return[3,4]
Based on net asset value	(16.49)%	(16.96)%	9.90%	9.61%	20.60%	(16.43)%	(16.83)%	10.20%	9.81%	20.77%

Ratios to Average Net Assets
Total expenses	1.38%	1.25%	1.10%	1.12%	1.08%	1.57%	1.01%	0.87%	0.91%	1.00%

Total expenses after fees waived, reimbursed and paid indirectly	1.10%	1.10%	1.08%	1.10%	1.07%	0.97%	0.90%	0.86%	0.89%	0.97%

Net investment income (loss)	0.98%	0.33%	0.32%	(0.01)%	0.16%	0.74%	0.55%	0.57%	0.23%	0.26%

Supplemental Data
Net assets, end of year (000)	$50	$3,046	$4,929	$4,454	$5,162	$12,811	$19,077	$27,999	$36,480	$68,880

Portfolio turnover	235%	159%	108%	123%	133%	235%	159%	108%	123%	133%

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.07	$11.57	$13.21	$14.95	$15.07	$7.98	$11.45	$13.11	$14.86	$15.00

Net investment income (loss)[1]	0.02	0.02	0.04	(0.02)	(0.00)[2]	0.01	0.01	0.02	(0.03)	(0.00)[2]
Net realized and unrealized gain (loss)	(1.37)	(1.71)	1.25	1.19	2.87	(1.35)	(1.69)	1.24	1.19	2.85

Net increase (decrease) from investment operations	(1.35)	(1.69)	1.29	1.17	2.87	(1.34)	(1.68)	1.26	1.16	2.85

Dividends and distributions from:
Net investment income	(0.03)	—	(0.28)	(0.17)	—	(0.03)	—	(0.27)	(0.17)	—
Tax return of capital	—	(0.30)	—	—	—	—	(0.28)	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	—	(1.51)	(2.65)	(2.74)	(2.99)

Total dividends and distributions	(0.03)	(1.81)	(2.93)	(2.91)	(2.99)	(0.03)	(1.79)	(2.92)	(2.91)	(2.99)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.69	$8.07	$11.57	$13.21	$14.95	$6.61	$7.98	$11.45	$13.11	$14.86

Total Investment Return[3,4]
Based on net asset value	(16.65)%	(17.15)%	9.92%	9.45%	20.46%	(16.75)%	(17.23)%	9.79%	9.40%	20.43%

Ratios to Average Net Assets
Total expenses	1.97%	1.40%	1.12%	1.32%	1.25%	1.96%	1.44%	1.24%	1.40%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly	1.28%	1.26%	1.10%	1.27%	1.24%	1.43%	1.32%	1.23%	1.29%	1.24%

Net investment income (loss)	0.41%	0.19%	0.34%	(0.18)%	(0.03)%	0.26%	0.12%	0.17%	(0.19)%	(0.01)%

Supplemental Data
Net assets, end of year (000)	$1,093	$1,546	$2,143	$3,852	$3,405	$12,690	$16,490	$25,737	$27,943	$31,889

Portfolio turnover	235%	159%	108%	123%	133%	235%	159%	108%	123%	133%

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)	Small Cap Value Equity Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.41	$9.53	$11.30	$13.28	$13.77	$6.38	$9.50	$11.31	$13.28	$13.78

Net investment loss[1]	(0.02)	(0.05)	(0.05)	(0.12)	(0.10)	(0.02)	(0.05)	(0.06)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(1.09)	(1.36)	1.07	1.03	2.60	(1.09)	(1.36)	1.05	1.03	2.59

Net increase (decrease) from investment operations	(1.11)	(1.41)	1.02	0.91	2.50	(1.11)	(1.41)	0.99	0.92	2.49

Dividends and distributions from:
Net investment income	(0.02)	—	(0.14)	(0.15)	—	(0.02)	—	(0.15)	(0.15)	—
Tax return of capital	—	(0.20)	—	—	—	—	(0.20)	—	—	—
Net realized gain	—	(1.51)	(2.65)	(2.74)	(2.99)	—	(1.51)	(2.65)	(2.74)	(2.99)

Total dividends and distributions	(0.02)	(1.71)	(2.79)	(2.89)	(2.99)	(0.02)	(1.71)	(2.80)	(2.89)	(2.99)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$5.28	$6.41	$9.53	$11.30	$13.28	$5.25	$6.38	$9.50	$11.31	$13.28

Total Investment Return[3,4]
Based on net asset value	(17.27)%	(17.79)%	9.08%	8.46%	19.58%	(17.34)%	(17.87)%	8.80%	8.56%	19.49%

Ratios to Average Net Assets
Total expenses	2.93%	2.31%	2.08%	2.23%	2.00%	2.83%	2.28%	2.05%	2.11%	2.00%

Total expenses after fees waived, reimbursed and paid indirectly	2.17%	2.12%	1.92%	2.12%	2.00%	2.20%	2.16%	2.04%	2.10%	2.00%

Net investment loss	(0.43)%	(0.63)%	(0.48)%	(1.01)%	(0.76)%	(0.51)%	(0.70)%	(0.64)%	(1.00)%	(0.76)%

Supplemental Data
Net assets, end of year (000)	$931	$1,947	$4,479	$7,373	$12,848	$1,704	$2,244	$3,622	$4,643	$6,414

Portfolio turnover	235%	159%	108%	123%	133%	235%	159%	108%	123%	133%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 27 registered portfolios, of which the BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”), BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) and BlackRock Small Cap Value Equity Portfolio (“Small Cap Value Equity”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the BlackRock, Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Portfolios value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2009, Small Cap Growth Equity recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Small Cap Growth Equity and Small Cap Value Equity
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

Small Cap Core Equity pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to June 1, 2009, the expense limitations as a percentage of net assets were as follows:

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	N/A	N/A	1.10%
Institutional	1.30%	0.99%	0.97%
Service	1.60%	1.29%	1.27%
Investor A	1.77%	1.46%	1.44%
Investor B	2.52%	2.21%	2.19%
Investor C	2.52%	2.21%	2.19%

Effective June 1, 2009, the expense limitations as a percentage of net assets are as follows:

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	N/A	N/A	1.13%
Institutional	1.34%	1.02%	1.00%
Service	1.65%	1.29%	1.31%
Investor A	1.82%	1.50%	1.48%
Investor B	2.60%	2.28%	2.26%
Investor C	2.60%	2.28%	2.26%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Notes to Financial Statements (continued)

indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
BlackRock	0.25%	—
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to BlackRock, Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Small Cap Core Equity	$5,468
Small Cap Growth Equity	$13,200
Small Cap Value Equity	$3,444

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Small Cap Core Equity	$454	$8,625	$5,330
Small Cap Growth Equity	$4,269	$6,456	$9,047
Small Cap Value Equity	—	$1,710	$125

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Small Cap Core Equity	$26,891
Small Cap Growth Equity	$340,410
Small Cap Value Equity	$25,277

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Call Center

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$14
Institutional	$1,416	$16,898	214
Service	216	922	57
Investor A	7,730	21,263	1,489
Investor B	1,074	766	150
Investor C	3,438	4,900	287

Total	$13,874	$44,749	$2,211

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Small Cap Core Equity	$12,039
Small Cap Growth Equity	$305,791
Small Cap Value Equity	$5,284

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$141
Institutional	$7,408	$143,970	3,108
Service	166	8,232	249
Investor A	3,940	45,311	2,834
Investor B	893	845	256
Investor C	4,203	5,009	384

Total	$16,610	$203,367	$6,972

Administration Fees Waived

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$141
Institutional	$7,408	—	2,383
Service	153	$2,427	249
Investor A	3,704	1,046	1,615
Investor B	839	471	219
Investor C	3,977	3,166	344

Total	$16,081	$7,110	$4,951

Service and Distribution Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$1,369
Service	$1,642	$82,134	2,479
Investor A	39,181	446,616	28,096
Investor B	35,598	33,714	10,048
Investor C	167,202	199,918	15,310

Total	$243,623	$762,382	$57,302

Transfer Agent Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$191
Institutional	$36,265	$1,146,485	24,216
Service	1,553	63,487	3,338
Investor A	75,398	688,453	36,626
Investor B	15,782	16,890	6,106
Investor C	87,946	118,480	6,840

Total	$216,944	$2,033,795	$77,317

Transfer Agent Fees Waived

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$14
Institutional	$1,416	—	191
Service	212	$289	57
Investor A	7,730	571	877
Investor B	1,069	672	144
Investor C	3,438	3,236	281

Total	$13,865	$4,768	$1,564

Transfer Agent Fees Reimbursed

Share Classes	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
BlackRock	—	—	$176
Institutional	$30,166	—	12,476
Service	1,314	$7,287	1,639
Investor A	34,668	76	2,010
Investor B	6,535	2,037	2,756
Investor C	46,619	11,018	1,437

Total	$119,302	$20,418	$20,494

If during Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Notes to Financial Statements (continued)

effect at the time the Manager became entitled to receive such reimbursement, rather than subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Service	$474	$1,023
Investor A	4,047	—
Investor B	566	3,184
Investor C	3,189	3,887

Total	$8,276	$8,094

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Small Cap Core Equity	$115,624	$173,105
Small Cap Growth Equity	$289	$22,298
Small Cap Value Equity	$67,158	$160,804

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Small Cap Core Equity	$54,240
Small Cap Growth Equity	$13,243
Small Cap Value Equity	$16,201

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends — affiliated in the Statements of Operations, were as follows:

Small Cap Core Equity	$216
Small Cap Growth Equity	$600
Small Cap Value Equity	$35

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009 were as follows:

	Purchases	Sales
Small Cap Core Equity	$106,919,924	$111,312,161
Small Cap Growth Equity	$964,310,808	$711,083,113
Small Cap Value Equity	$66,804,738	$73,370,708

SmallCap Growth Equity Portfolio received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by such Portfolio. This amount is shown as litigation proceeds in the Statements of Operations.

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to net operating losses and the classification of settlement proceeds were reclassified to the following accounts:

	Small Cap Core Equity	Small Cap Growth Equity
Paid-in capital	$(64,624)	$(261,737)
Undistributed net investment income	$64,624	$926,986
Accumulated net realized loss	$—	$(665,249)

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Small Cap Core Equity	Small Cap Value Equity
Ordinary income
9/30/09	—	$155,207
9/30/08	$2,390,496	$2,478,294
Net long-term capital gain
9/30/08	$6,236,728	$5,943,992
Tax return of capital
9/30/08	—	$1,564,932

Total distributions
9/30/09	—	$155,207

9/30/08	$8,627,224	$9,987,218

As of September 30, 2009, the tax components of accumulated net losses were as follows:

	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
Undistributed ordinary income	—	—	$43,272
Capital loss carryforwards	$(17,942,184)	$(461,700,184)	(9,889,125)
Net unrealized losses*	(8,558,447)	(17,438,820)	(4,550,013)

Total	$(26,500,631)	$(479,139,004)	$(14,395,866)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post October capital losses for tax purposes and the timing of recognition of partnership income.

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Small Cap Core Equity	Small Cap Growth Equity	Small Cap Value Equity
2010	—	$337,418,276	—
2011	—	104,987,092	—
2016	$461,113	—	—
2017	17,481,071	19,294,816	$9,889,125

Total	$17,942,184	$461,700,184	$9,889,125

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

Small Cap Core Equity invests a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the consumer discretionary sector would have a greater impact on Small Cap Core Equity, and could affect the value, income and/or liquidity of positions in such securities.

Small Cap Growth Equity invests a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small Cap Growth Equity, and could affect the value, income and/or liquidity of positions in such securities.

Small Cap Value Equity invests a significant portion of its assets in securities in the financials and consumer discretionary sectors. Changes in economic conditions affecting the financials and consumer discretionary sectors would have a greater impact on Small Cap Value Equity, and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Small Cap Core Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,758,408	$20,427,130	1,364,139	$24,046,536
Shares issued in reinvestment of distributions	—	—	144,344	2,634,282

Total issued	1,758,408	20,427,130	1,508,483	26,680,818
Shares redeemed	(1,382,403)	(15,970,494)	(658,819)	(11,358,761)

Net increase	376,005	$4,456,636	849,664	$15,322,057

Service
Shares sold	1,875	$24,788	53,494	$929,891
Shares issued in reinvestment of distributions	—	—	7,809	141,645

Total issued	1,875	24,788	61,303	1,071,536
Shares redeemed	(201,071)	(2,095,004)	(76,420)	(1,366,692)

Net decrease	(199,196)	$(2,070,216)	(15,117)	$(295,156)

Investor A
Shares sold and automatic conversion of shares	548,033	$6,184,360	741,357	$12,871,654
Shares issued in reinvestment of distributions	—	—	114,910	2,066,087

Total issued	548,033	6,184,360	856,267	14,937,741
Shares redeemed	(800,480)	(8,879,333)	(728,662)	(12,426,165)

Net increase (decrease)	(252,447)	$(2,694,973)	127,605	$2,511,576

Investor B
Shares sold	20,422	$221,427	52,890	$887,951
Shares issued in reinvestment of distributions	—	—	32,803	575,046

Total issued	20,422	221,427	85,693	1,462,997
Shares redeemed and automatic conversion of shares	(124,419)	(1,351,280)	(149,045)	(2,471,884)

Net decrease	(103,997)	$(1,129,853)	(63,352)	$(1,008,887)

Investor C
Shares sold	335,644	$3,600,054	531,601	$9,067,924
Shares issued in reinvestment of distributions	—	—	132,853	2,323,753

Total issued	335,644	3,600,054	664,454	11,391,677
Shares redeemed	(805,955)	(8,677,851)	(540,356)	(8,855,590)

Net increase (decrease)	(470,311)	$(5,077,797)	124,098	$2,536,087

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Small Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	21,900,414	$327,652,184	26,210,280	$592,523,628
Shares redeemed	(10,481,639)	(154,571,251)	(16,563,602)	(387,167,186)

Net increase	11,418,775	$173,080,933	9,646,678	$205,356,442

Service
Shares sold	771,911	$11,226,147	759,940	$16,295,030
Shares redeemed	(384,928)	(5,379,054)	(252,607)	(5,415,418)

Net increase	386,983	$5,847,093	507,333	$10,879,612

Investor A
Shares sold and automatic conversion of shares	8,308,265	$113,395,899	6,747,731	$141,983,947
Shares redeemed	(5,536,858)	(76,034,812)	(4,126,237)	(87,664,687)

Net increase	2,771,407	$37,361,087	2,621,494	$54,319,260

Investor B
Shares sold	51,310	$629,797	94,630	$1,807,045
Shares redeemed and automatic conversion of shares	(175,040)	(2,092,414)	(271,481)	(4,962,057)

Net decrease	(123,730)	$(1,462,617)	(176,851)	$(3,155,012)

Investor C
Shares sold	736,351	$9,084,571	628,994	$11,776,014
Shares redeemed	(481,958)	(5,825,419)	(271,495)	(5,016,673)

Net increase	254,393	$3,259,152	357,499	$6,759,341

Small Cap Value
BlackRock
Shares sold	443	$3,471	170	$1,553
Shares issued in reinvestment of dividends and distributions	2,088	11,359	56,693	560,132

Total issued	2,531	14,830	56,863	561,685
Shares redeemed	(361,911)	(2,089,429)	(106,923)	(1,262,762)

Net decrease	(359,380)	$(2,074,599)	(50,060)	$(701,077)

Institutional
Shares sold	199,410	$1,154,686	700,118	$6,837,512
Shares issued in reinvestment of dividends and distributions	1,998	10,869	94,195	930,649

Total issued	201,408	1,165,555	794,313	7,768,161
Shares redeemed	(641,641)	(3,818,978)	(862,808)	(8,137,224)

Net decrease	(440,233)	$(2,653,423)	(68,495)	$(369,063)

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Small Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	7,688	$42,242	28,830	$270,508
Shares issued in reinvestment of dividends and distributions	487	2,567	17,734	170,431

Total issued	8,175	44,809	46,564	440,939
Shares redeemed	(36,353)	(207,334)	(40,279)	(353,709)

Net increase (decrease)	(28,178)	$(162,525)	6,285	$87,230

Investor A
Shares sold and automatic conversion of shares	271,418	$1,531,366	201,643	$1,757,564
Shares issued in reinvestment of dividends and distributions	9,940	51,887	378,470	3,599,258

Total issued	281,358	1,583,253	580,113	5,356,822
Shares redeemed	(428,152)	(2,415,669)	(762,411)	(7,077,882)

Net decrease	(146,794)	$(832,416)	(182,298)	$(1,721,060)

Investor B
Shares sold	12,246	$55,012	9,284	$69,936
Shares issued in reinvestment of dividends and distributions	1,112	4,659	89,449	687,867

Total issued	13,358	59,671	98,733	757,803
Shares redeemed and automatic conversion of shares	(140,934)	(636,607)	(264,918)	(1,915,386)

Net decrease	(127,576)	$(576,936)	(166,185)	$(1,157,583)

Investor C
Shares sold	106,398	$457,763	10,417	$76,592
Shares issued in reinvestment of dividends and distributions	1,425	5,940	75,079	575,118

Total issued	107,823	463,703	85,496	651,710
Shares redeemed	(134,687)	(607,218)	(115,083)	(837,345)

Net decrease	(26,864)	$(143,515)	(29,587)	$(185,635)

There is a 2% redemption fee on shares of certain Portfolios that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital and are shown in the Statements of Changes in Net Assets.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Small Cap Core Equity Portfolio, BlackRock Small Cap Growth Equity Portfolio and BlackRock Small Cap Value Equity Portfolio [three of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”) (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by Small Cap Value Equity Portfolio during the taxable year ended September 30, 2009:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations
Small Cap Value Equity Portfolio	12/05/08	100.00%	100.00%

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor, on behalf of BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Portfolio”), BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Portfolio”) and BlackRock Small Cap Value Equity Portfolio (“Small Cap Value Portfolio,” each a “Portfolio,” and together with Small Cap Core Portfolio and Small Cap Growth Portfolio, the “Portfolios”), each a series of the Fund.

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolios by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolios for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolios, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolios; (d) economies of scale; and (e) other factors.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of each Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and each Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, Small Cap Core Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three-and five-year periods reported.

The Board noted that, in general, Small Cap Growth Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that Small Cap Value Portfolio’s performance was below the median of its Lipper Performance Universe for the one-, three-and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Portfolio’s underperformance relative to its Peers in each of the one-, three- and five-year periods was driven largely by the Portfolio’s underperformance in 2008 due to poor stock selection primarily in the information technology, consumer discretionary and energy sectors. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolios: The Board, including the Independent

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Disclosure of Investment Advisory Agreement

Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolios and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Small Cap Core Portfolio’s contractual advisory fees were above the median of its Peers. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that Small Cap Growth Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that Small Cap Value Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Portfolio with respect to Small Cap Core Portfolio and revised breakpoints with respect to Small Cap Growth Portfolio and Small Cap Value Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Portfolios, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement (concluded)

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 RICs consisting of 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd Street New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakas, CFA 40 East 52nd Street New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson and Christopher Stavrakas became Vice Presidents of the Fund.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2009	49

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY3-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Russell Midcap Growth Index, for the 12-month period.

What factors influenced performance?

•

During the period, weak stock selection in both the consumer discretionary and materials sectors was the most significant detractor to performance relative to the Russell Midcap Growth Index. Within consumer discretionary, Scientific Games Corp. fell more than 30% as the company began to negotiate new contracts for its state lottery gaming business. Also within the consumer discretionary sector, high-end hotel operator Orient-Express Hotels Ltd. plunged over 80% as consumer traffic slowed significantly. In the materials sector, Century Aluminum Co. dropped over 65% as falling aluminum prices pushed the company near bankruptcy.

•

In contrast, stock selection in the industrials sector was the most significant contributor to relative performance. Oshkosh Corp. rocketed more than 140% as the company signed a number of new contracts with the US government for production of military vehicles. Aircraft cabin parts manufacturer BE Aerospace, Inc. also bounced off of previous lows, edging up more than 25% on continued strong backlog for its products.

Describe recent Portfolio activity.

•	During the annual period, we reduced our relative overweight in the information technology sector, eliminating positions in Foundry Networks, Inc. and Intersil Corp., among others.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio’s most significant overweight relative to the Russell Midcap Growth Index was in the health care sector, while its most significant underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Amdocs Ltd.	3%
MEDNAX, Inc.	2
Broadcom Corp. - Class A	2
Lender Processing Services, Inc.	2
Scientific Games Corp. - Class A	2
Adobe Systems, Inc.	2
BE Aerospace, Inc.	2
Amphenol Corp. - Class A	2
Medco Health Solutions, Inc.	2
Avon Products, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	25%
Consumer Discretionary	17
Health Care	16
Industrials	15
Financials	9
Energy	7
Materials	5
Consumer Staples	4
Telecommunication Services	1
Exchange-Traded Funds	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies which the portfolio management team believes have above-average earnings growth potential.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	43.24%	(0.58)%	N/A	3.48%	N/A	1.42%	N/A
Service	42.77	(0.91)	N/A	3.20	N/A	1.13	N/A
Investor A	42.84	(0.94)	(6.15)%	3.04	1.93%	0.95	0.41%
Investor B	42.47	(1.64)	(6.06)	2.28	1.91	0.37	0.37
Investor C	42.30	(1.75)	(2.74)	2.26	2.26	0.21	0.21
Class R	42.69	(1.05)	N/A	2.96	N/A	0.90	N/A
Russell Midcap Growth Index	41.89	(0.40)	N/A	3.75	N/A	2.18	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,432.40	$7.07	$1,000.00	$1,019.25	$5.87
Service	$1,000.00	$1,427.70	$9.43	$1,000.00	$1,017.30	$7.84
Investor A	$1,000.00	$1,428.40	$9.80	$1,000.00	$1,017.00	$8.14
Investor B	$1,000.00	$1,424.70	$14.28	$1,000.00	$1,013.29	$11.86
Investor C	$1,000.00	$1,423.00	$14.21	$1,000.00	$1,013.34	$11.81
Class R	$1,000.00	$1,426.90	$9.98	$1,000.00	$1,016.85	$8.29

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.16% for Institutional, 1.55% for Service, 1.61% for Investor A, 2.35% for Investor B, 2.34% for Investor C and 1.64% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark, Russell Midcap Value Index, for the 12-month period.

What factors influenced performance?

•

After plummeting last year, commodity prices regained some ground in 2009 on expectations that a global economic recovery would drive increased energy demand. Strong stock selection among energy exploration & production companies was a key contributor to relative performance. Stock selection also benefited return comparisons in the more defensive utilities sector. In financials, stock prices were pressured amid turmoil stemming from the bursting of the real estate bubble. An underweight, particularly among real estate investment trusts (REITs) and banks, added value. Strong gains from futures and options exchange operator CME Group Inc. and online brokerage TD Ameritrade Holding Corp. also boosted relative results.

•

In contrast, disappointing stock selection in the industrials sector hampered performance comparisons. Railway shipper Norfolk Southern Corp. and diversified manufacturer Textron, Inc. were among the notable individual detractors. Stock selection in the health care sector, particularly among health care equipment makers, also weighed on relative results. In information technology (IT), an overweight added value as technology stocks significantly outperformed the broader market. However, these relative gains were overshadowed by poor stock selection. Key areas of weakness included the communications equipment and computer & peripheral sub-sectors.

•	The Portfolio’s cash position had a negative impact on relative performance, but it was not a primary detractor.

Describe recent Portfolio activity.

•

Despite the extremely volatile market environment, we remained focused on our investment process, attempting to take advantage of temporarily undervalued situations with the opportunity for fundamental improvement over the longer term.

•

Within the energy sector, we increased exposure to exploration & production names. New additions included Plains Exploration & Production Co. and Whiting Petroleum Corp. We also added to an allocation in industrials, establishing several new positions in the aerospace & defense and machinery sub-sectors.

•

Conversely, we reduced a weighting in the IT sector as technology stocks rebounded sharply from the market bottom in early March and valuations became less compelling. Uncertainty surrounding health care reform contributed to volatility in health care stocks during the period. We trimmed exposure in health care, primarily among health care providers & services and equipment and suppliers makers, but remained very modestly overweight in the sector at period-end.

Describe Portfolio positioning at period end.

•

At period end, the most notable sector weightings relative to the Russell Midcap Value Index included overweights in IT (in particular electronic equipment makers and Internet software & service providers) and consumer discretionary (most notably specialty retailers and auto components manufacturers), and underweights in financials (primarily REITs and insurers), telecommunication services and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
The Hanover Insurance Group, Inc.	2%
Newfield Exploration Co.	2
Chimera Investment Corp.	2
KeyCorp	2
Viacom, Inc. - Class B	1
PHH Corp.	1
Safeway, Inc.	1
Fidelity National Information Services, Inc.	1
Cablevision Systems Corp. - Class A	1
Plains Exploration & Production Co.	1

Sector Allocation	Percent of Long-Term Investments
Financials	25%
Consumer Discretionary	15
Industrials	11
Utilities	10
Information Technology	10
Energy	9
Materials	8
Consumer Staples	7
Health Care	5

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w /o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	42.81%	(5.09)%	N/A	3.87%	N/A	8.22%	N/A
Service	42.61	(5.36)	N/A	3.61	N/A	7.92	N/A
Investor A	42.45	(5.32)	(10.33)%	3.59	2.47%	7.91	7.32%
Investor B	41.90	(6.12)	(10.31)	2.81	2.55	7.28	7.28
Investor C	41.87	(6.14)	(7.07)	2.79	2.79	7.13	7.13
Russell Midcap Value Index	49.51	(7.12)	N/A	3.53	N/A	7.43	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,428.10	$5.84	$1,000.00	$1,020.26	$4.86
Service	$1,000.00	$1,426.10	$7.66	$1,000.00	$1,018.75	$6.38
Investor A	$1,000.00	$1,424.50	$7.78	$1,000.00	$1,018.65	$6.48
Investor B	$1,000.00	$1,419.00	$12.31	$1,000.00	$1,014.89	$10.25
Investor C	$1,000.00	$1,418.70	$12.37	$1,000.00	$1,014.84	$10.30

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.96% for Institutional, 1.26% for Service, 1.28% for Investor A, 2.03% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Small/Mid-Cap Growth Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Russell 2500 Growth Index, for the 12-month period.

What factors influenced performance?

•

Weak stock selection in both the health care and consumer discretionary sectors was the most significant detractor to performance relative to the Russell 2500 Growth Index. Within health care, Wright Medical Group, Inc. fell more than 40% as consumers delayed operations utilizing the company’s hip and knee replacement products. In consumer discretionary, the Portfolio’s underweight in retail proved to be a headwind as the sector jumped more than 20% during the previous 12 months. Additionally, holding Ticketmaster disappointed, falling 35% after a noticeable slowdown in the company’s entertainment ticket processing business.

•

On the positive side, stock selection in the financials and telecommunications services sectors was the most significant relative contributor for the annual period. Index provider MSCI, Inc. jumped over 20% on strong demand for the company’s risk analytic software business. In the telecommunications sector, holding Neutral Tandem, Inc. was up more than 20% on strong financial results.

Describe recent Portfolio activity.

•

During the annual period, we decreased our relative overweight in the information technology sector, eliminating positions in Wright Express, Corp., Foundry Networks, Inc. and TeleTech Holdings, Inc. We increased our weighting in the health care sector, adding new names MedAssets, Inc., Acorda Therapeutics, Inc. and Gen-Probe, Inc., among others.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio’s most significant overweight relative to the Russell 2500 Growth Index was in the information technology sector, while its most significant underweight was in materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	3%
SkillSoft Plc - ADR	2
ExlService Holdings, Inc.	2
CKX, Inc.	2
Scientific Games Corp. - Class A	2
MSCI, Inc. - Class A	2
BE Aerospace, Inc.	2
SonoSite, Inc.	2
Plains Exploration & Production Co.	2
ON Semiconductor Corp.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Health Care	22
Industrials	16
Consumer Discretionary	16
Financials	7
Energy	5
Consumer Staples	4
Materials	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

3	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	40.47%	(8.02)%	N/A	2.61%	N/A	4.27%	N/A
Investor A	40.14	(8.38)	(13.18)%	2.32	1.23%	3.96	3.40%
Investor B	39.64	(9.03)	(13.13)	1.54	1.24	3.37	3.37
Investor C	39.58	(9.02)	(9.93)	1.53	1.53	3.24	3.24
Class R	39.97	(8.61)	N/A	2.04	N/A	3.66	N/A
Russell 2500 Growth Index	42.70	(3.08)	N/A	3.74	N/A	2.63	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,404.70	$6.75	$1,000.00	$1,019.45	$5.67
Investor A	$1,000.00	$1,401.40	$8.31	$1,000.00	$1,018.15	$6.98
Investor B	$1,000.00	$1,396.40	$12.80	$1,000.00	$1,014.39	$10.76
Investor C	$1,000.00	$1,395.80	$12.85	$1,000.00	$1,014.34	$10.81
Class R	$1,000.00	$1,399.70	$10.05	$1,000.00	$1,016.70	$8.44

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.12% for Institutional, 1.38% for Investor A, 2.13% Investor B, 2.14% for Investor C and 1.67% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, Mid-Cap Growth Equity Portfolio’s and Small/Mid-Cap Growth Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Mid-Cap Value Equity and Small/Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Portfolios on that date.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

Schedule of Investments September 30, 2009	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.9%
BE Aerospace, Inc.(a)	224,700	$4,525,458
Goodrich Corp.	21,800	1,184,612
Precision Castparts Corp.	29,000	2,954,230
Spirit AeroSystems Holdings, Inc. - Class A(a)	159,800	2,885,988

		11,550,288

Biotechnology — 2.4%
Dendreon Corp.(a)	75,300	2,107,647
Myriad Genetics, Inc.(a)	39,700	1,087,780
OSI Pharmaceuticals, Inc.(a)	69,000	2,435,700

		5,631,127

Capital Markets — 3.4%
Greenhill & Co., Inc.(b)	21,600	1,934,928
Invesco Ltd.	170,407	3,878,463
Northern Trust Corp.	38,000	2,210,080

		8,023,471

Chemicals — 4.1%
Agrium, Inc.(a)(b)	82,700	4,117,633
Airgas, Inc.	39,600	1,915,452
Celanese Corp. - Series A	139,400	3,485,000

		9,518,085

Commercial Banks — 0.8%
KeyCorp	287,500	1,868,750

Commercial Services & Supplies — 0.7%
Iron Mountain, Inc.(a)	65,400	1,743,564

Communications Equipment — 1.7%
Harris Corp.	70,381	2,646,326
Juniper Networks, Inc.(a)	47,600	1,286,152

		3,932,478

Construction & Engineering — 1.6%
Quanta Services, Inc.(a)	167,900	3,715,627

Diversified Financial Services — 3.0%
CME Group, Inc.	8,500	2,619,615
MSCI, Inc. - Class A(a)	147,100	4,357,102

		6,976,717

Electrical Equipment — 1.2%
A123 Systems, Inc.(a)	11,500	245,180
AMETEK, Inc.	72,500	2,530,975

		2,776,155

Electronic Equipment, Instruments & Components — 2.5%
Amphenol Corp. - Class A	120,000	4,521,600
Cogent, Inc.(a)	128,100	1,293,810

		5,815,410

Energy Equipment & Services — 2.8%
Noble Corp.	101,000	3,833,960
Superior Energy Services, Inc.(a)	123,700	2,785,724

		6,619,684

Food Products — 0.8%
Dean Foods Co.(a)	111,000	1,974,690

Health Care Equipment & Supplies — 3.2%
Gen-Probe, Inc.(a)	50,900	2,109,296
Hologic, Inc.(a)	149,000	2,434,660
Inverness Medical Innovations, Inc.(a)	76,000	2,943,480

		7,487,436

Health Care Providers & Services — 6.6%
Lincare Holdings, Inc.(a)	117,900	3,684,375
Magellan Health Services, Inc.(a)	74,000	2,298,440
Medco Health Solutions, Inc.(a)	79,600	4,402,676
MEDNAX, Inc.(a)	92,400	5,074,608

		15,460,099

Hotels, Restaurants & Leisure — 4.0%
Bally Technologies, Inc.(a)	31,600	1,212,492
Darden Restaurants, Inc.	95,000	3,242,350
Scientific Games Corp. - Class A(a)	302,600	4,790,158

		9,245,000

Household Durables — 1.1%
NVR, Inc.(a)	3,900	2,485,743

Household Products — 1.3%
Church & Dwight Co., Inc.	51,800	2,939,132

Insurance — 1.0%
RenaissanceRe Holdings Ltd.	41,300	2,261,588

IT Services — 7.3%
Amdocs Ltd.(a)	219,300	5,894,784
Fidelity National Information Services, Inc.	46,000	1,173,460
Gartner, Inc.(a)	96,700	1,766,709
Genpact Ltd.(a)	180,200	2,216,460
Lender Processing Services, Inc.	125,900	4,805,603
TeleTech Holdings, Inc.(a)	65,700	1,120,842

		16,977,858

Machinery — 3.9%
Joy Global, Inc.	58,200	2,848,308
Oshkosh Corp.	101,400	3,136,302
Pentair, Inc.	102,900	3,037,608

		9,022,218

Media — 2.8%
CKX, Inc.(a)	353,000	2,368,630
DreamWorks Animation SKG, Inc. - Class A(a)	115,800	4,119,006

		6,487,636

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ADR	American Depositary Receipts

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Metals & Mining — 0.6%
Century Aluminum Co.(a)	147,757	$1,381,528

Oil, Gas & Consumable Fuels — 4.5%
CONSOL Energy, Inc.	81,500	3,676,465
Plains Exploration & Production Co.(a)	90,700	2,508,762
Ultra Petroleum Corp.(a)	44,000	2,154,240
The Williams Cos., Inc.	122,000	2,180,140

		10,519,607

Personal Products — 1.9%
Avon Products, Inc.	129,300	4,391,028

Pharmaceuticals — 4.0%
Allergan, Inc.	34,400	1,952,544
Medicis Pharmaceutical Corp. - Class A	150,800	3,219,580
Shire Plc - ADR	80,256	4,196,586

		9,368,710

Professional Services — 2.5%
IHS, Inc. - Class A(a)	70,100	3,584,213
Manpower, Inc.	41,700	2,364,807

		5,949,020

Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	439,000	1,676,980

Semiconductors & Semiconductor Equipment — 6.7%
Broadcom Corp. - Class A(a)	159,400	4,891,986
Lam Research Corp.(a)	127,000	4,338,320
ON Semiconductor Corp.(a)	248,000	2,046,000
PMC-Sierra, Inc.(a)	448,500	4,287,660

		15,563,966

Software — 6.1%
Adobe Systems, Inc.(a)	141,300	4,668,552
CA, Inc.	53,100	1,167,669
Intuit, Inc.(a)	85,500	2,436,750
Salesforce.com, Inc.(a)	44,400	2,527,692
TiVo, Inc.(a)	343,800	3,561,768

		14,362,431

Specialty Retail — 7.1%
American Eagle Outfitters, Inc.	150,800	2,542,488
Bed Bath & Beyond, Inc.(a)	92,200	3,461,188
GameStop Corp. - Class A(a)(b)	154,700	4,094,909
Staples, Inc.	129,500	3,006,990
TJX Cos., Inc.	95,600	3,551,540

		16,657,115

Textiles, Apparel & Luxury Goods — 1.3%
lululemon athletica, inc.(a)(b)	138,000	3,139,500

Wireless Telecommunication Services — 1.1%
American Tower Corp. - Class A(a)	73,900	2,689,960

Total Common Stocks — 97.6%		228,212,601

Exchange-Traded Funds — 1.0%
iShares Russell Midcap Growth Index Fund(b)	58,600	2,492,258

Total Long-Term Investments (Cost — $207,092,690) — 98.6%		230,704,859

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	4,749,350	4,749,350
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	14,598,852	14,598,852

Total Short-Term Securities (Cost — $19,348,202) — 8.3%		19,348,202

Total Investments (Cost — $226,440,892*) — 106.9%		250,053,061
Liabilities in Excess of Other Assets — (6.9)%		(16,243,717)

Net Assets — 100.0%		$233,809,344

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$232,934,711

Gross unrealized appreciation	$34,883,663
Gross unrealized depreciation	(17,765,313)

Net unrealized appreciation	$17,118,350

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$4,749,350	$14,126
BlackRock Liquidity Series, LLC Money Market Series	$(5,873,048)	$93,864

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments (concluded)	Mid-Cap Growth Equity Portfolio

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 :
Long-Term Investments[1]	$230,704,859
Short-Term Securities	4,749,350

Total Level 1	235,454,209

Level 2 – Short-Term Securities	14,598,852
Level 3	—

Total	$250,053,061

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.2%
Honeywell International, Inc.	122,520	$4,551,618
L-3 Communications Holdings, Inc.	66,700	5,357,344
Orbital Sciences Corp.(a)	365,300	5,468,541

		15,377,503

Auto Components — 1.4%
Autoliv, Inc.	78,600	2,640,960
Cooper Tire & Rubber Co.	248,400	4,366,872
Federal Mogul Corp.(a)	242,300	2,924,561

		9,932,393

Beverages — 1.6%
Constellation Brands, Inc. - Class A(a)	254,500	3,855,675
Molson Coors Brewing Co. - Class B	146,600	7,136,488

		10,992,163

Capital Markets — 2.9%
Freedom Pay, Inc.(a)	43,051	431
Invesco Ltd.	381,430	8,681,346
Morgan Stanley	195,600	6,040,128
TD Ameritrade Holding Corp.(a)	289,100	5,672,142

		20,394,047

Chemicals — 2.4%
Albemarle Corp.	261,600	9,051,360
FMC Corp.	131,250	7,382,812

		16,434,172

Commercial Banks — 4.0%
City National Corp.(b)	120,800	4,702,744
Fifth Third Bancorp	556,700	5,639,371
KeyCorp	1,565,750	10,177,375
Zions Bancorporation(b)	392,090	7,045,857

		27,565,347

Commercial Services & Supplies — 1.9%
Corrections Corp. of America(a)	260,900	5,909,385
Republic Services, Inc.	274,760	7,300,373

		13,209,758

Consumer Finance — 0.5%
SLM Corp.(a)	407,300	3,551,656

Containers & Packaging — 1.6%
Owens-Illinois, Inc.(a)	195,840	7,226,496
Pactiv Corp.(a)	148,500	3,868,425

		11,094,921

Diversified Consumer Services — 0.7%
H&R Block, Inc.	254,100	4,670,358

Diversified Financial Services — 2.6%
NYSE Euronext	283,600	8,193,204
PHH Corp.(a)	500,850	9,936,864

		18,130,068

Electric Utilities — 3.2%
American Electric Power Co., Inc.	202,470	6,274,545
Entergy Corp.	98,800	7,890,168
Northeast Utilities	357,950	8,497,733

		22,662,446

Electronic Equipment, Instruments & Components — 2.5%
Anixter International, Inc.(a)	172,575	6,921,983
Tech Data Corp.(a)	119,236	4,961,410
Tyco Electronics Ltd.	258,500	5,759,380

		17,642,773

Energy Equipment & Services — 2.0%
Noble Corp.	198,200	7,523,672
Weatherford International Ltd.(a)	298,300	6,183,759

		13,707,431

Food & Staples Retailing — 2.4%
The Kroger Co.	346,100	7,143,504
Safeway, Inc.	494,980	9,761,006

		16,904,510

Food Products — 2.1%
Del Monte Foods Co.	745,317	8,630,771
The J.M. Smucker Co.	110,600	5,862,906

		14,493,677

Gas Utilities — 2.1%
EQT Corp.	152,700	6,505,020
Questar Corp.	214,300	8,049,108

		14,554,128

Health Care Equipment & Supplies — 1.3%
The Cooper Cos., Inc.	188,676	5,609,337
Hologic, Inc.(a)	211,190	3,450,845

		9,060,182

Health Care Providers & Services — 3.0%
DaVita, Inc.(a)	59,700	3,381,408
MEDNAX, Inc.(a)	104,350	5,730,902
Universal Health Services, Inc. - Class B	80,200	4,966,786
WellPoint, Inc.(a)	145,200	6,876,672

		20,955,768

Hotels, Restaurants & Leisure — 2.1%
Bally Technologies, Inc.(a)	94,800	3,637,476
Burger King Holdings, Inc.(b)	142,700	2,510,093
Darden Restaurants, Inc.(b)	106,800	3,645,084
Scientific Games Corp. - Class A(a)	304,000	4,812,320

		14,604,973

Household Durables — 0.9%
The Stanley Works	141,000	6,019,290

Independent Power Producers & Energy Traders — 1.2%
NRG Energy, Inc.(a)(b)	288,890	8,143,809

Industrial Conglomerates — 0.8%
Textron, Inc.	305,900	5,805,982

Insurance — 8.4%
AXIS Capital Holdings Ltd.	231,030	6,972,485
The Hanover Insurance Group, Inc.	266,299	11,006,138
HCC Insurance Holdings, Inc.	336,600	9,206,010
Lincoln National Corp.	160,800	4,166,328
RenaissanceRe Holdings Ltd.	154,400	8,454,944
The Travelers Cos., Inc.	92,950	4,575,929
W.R. Berkley Corp.	303,000	7,659,840

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments (continued)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
XL Capital Ltd. - Class A	392,550	$6,853,923

		58,895,597

Internet & Catalog Retail — 0.4%
Expedia, Inc.(a)	131,100	3,139,845

Internet Software & Services — 1.1%
eBay, Inc.(a)	88,020	2,078,152
Yahoo!, Inc.(a)	317,000	5,645,770

		7,723,922

IT Services — 2.4%
Amdocs Ltd.(a)	175,014	4,704,376
Fidelity National Information Services, Inc.	382,150	9,748,647
Paychex, Inc.	79,500	2,309,475

		16,762,498

Leisure Equipment & Products — 1.0%
Mattel, Inc.	374,200	6,907,732

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.(a)	73,300	3,201,011

Machinery — 3.9%
AGCO Corp.(a)	203,500	5,622,705
Danaher Corp.	121,900	8,206,308
Eaton Corp.	100,000	5,659,000
Navistar International Corp.(a)	76,300	2,855,146
Parker Hannifin Corp.	98,900	5,126,976

		27,470,135

Media — 3.7%
Cablevision Systems Corp. - Class A	410,300	9,744,625
The Interpublic Group of Cos., Inc.(a)	763,200	5,739,264
Viacom, Inc. - Class B(a)	355,950	9,980,838

		25,464,727

Metals & Mining — 2.8%
Carpenter Technology Corp.	264,400	6,184,316
Compass Minerals International, Inc.	43,700	2,692,794
Freeport-McMoRan Copper & Gold, Inc.	24,400	1,674,084
Reliance Steel & Aluminum Co.	123,650	5,262,544
United States Steel Corp.(b)	76,700	3,403,179

		19,216,917

Multiline Retail — 1.6%
Macy’s, Inc.	401,650	7,346,179
Saks, Inc.(a)(b)	597,400	4,074,268

		11,420,447

Multi-Utilities — 3.5%
CMS Energy Corp.	618,600	8,289,240
PG&E Corp.	208,600	8,446,214
Wisconsin Energy Corp.	164,200	7,416,914

		24,152,368

Office Electronics — 0.5%
Xerox Corp.	489,400	3,787,956

Oil, Gas & Consumable Fuels — 7.2%
Cimarex Energy Co.	189,500	8,209,140
CONSOL Energy, Inc.	195,681	8,827,170
Newfield Exploration Co.(a)	247,900	10,550,624
Plains Exploration & Production Co.(a)	351,800	9,730,788
Southwestern Energy Co.(a)	104,580	4,463,474
Whiting Petroleum Corp.(a)	140,500	8,089,990

		49,871,186

Paper & Forest Products — 0.8%
Weyerhaeuser Co.	152,900	5,603,785

Personal Products — 0.8%
The Estee Lauder Cos., Inc. - Class A	157,500	5,840,100

Professional Services — 0.8%
Dun & Bradstreet Corp.	71,100	5,355,252

Real Estate Investment Trusts (REITs) — 3.8%
Alexandria Real Estate Equities, Inc.	102,600	5,576,310
Chimera Investment Corp.	2,689,310	10,273,164
MFA Financial, Inc.	1,133,800	9,025,048
Redwood Trust, Inc.(b)	109,400	1,695,700

		26,570,222

Real Estate Management & Development — 0.6%
Forestar Group, Inc.(a)	259,400	4,456,492

Road & Rail — 0.6%
Union Pacific Corp.	77,700	4,533,795

Semiconductors & Semiconductor Equipment — 1.5%
Micron Technology, Inc.(a)	700,060	5,740,492
ON Semiconductor Corp.(a)	561,600	4,633,200

		10,373,692

Software — 1.1%
Novell, Inc.(a)	935,500	4,219,105
Phase Metrics, Inc.(a)	108,409	2,168
Symantec Corp.(a)	210,850	3,472,700

		7,693,973

Specialty Retail — 3.0%
AnnTaylor Stores Corp.(a)	291,600	4,633,524
The Gap, Inc.	391,700	8,382,380
Limited Brands, Inc.	72,109	1,225,132
The Sherwin-Williams Co.	110,800	6,665,728

		20,906,764

Thrifts & Mortgage Finance — 1.7%
Astoria Financial Corp.	508,320	5,611,853
People’s United Financial, Inc.	408,800	6,360,928

		11,972,781

Total Long-Term Investments (Cost — $532,355,151) — 97.1%		677,228,552

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	17,587,901	17,587,901
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	32,244,900	32,244,900

Total Short-Term Securities (Cost — $49,832,801) — 7.1%		49,832,801

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

		Value
Total Investments Before Outstanding Options Written (Cost — $582,187,952*) — 104.2%		$727,061,353

	Contracts
Options Written
Exchange-Traded Call Options Written
Autoliv, Inc., Strike Price $40, Expires 10/17/09	400	(4,000)
Constellation Brands, Inc. - Class A, Strike Price $17.50, Expires 10/17/09	1,400	(14,000)
Cooper Tire & Rubber Co., Strike Price $20, Expires 10/17/09	1,000	(25,000)
The Gap, Inc., Strike Price $24, Expires 10/17/09	1,200	(6,000)
Tyco Electronics Ltd., Strike Price $25, Expires 10/17/09	800	(8,000)

		(57,000)

Exchange-Traded Put Options Written
AGCO Corp., Strike Price $25, Expires 10/17/09	200	(7,000)
PHH Corp., Strike Price $17.50, Expires 10/17/09	350	(10,500)
Scientific Games Corp. - Class A, Strike Price $15, Expires 10/17/09	300	(10,500)

		(28,000)

Total Options Written (Premiums Received — $ 144,960) — (0.0)%		(85,000)

Total Investments Net of Outstanding Options Written — 104.2%		726,976,353
Liabilities in Excess of Other Assets — (4.2)%		(29,605,509)

Net Assets — 100.0%		$697,370,844

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$647,379,401

Gross unrealized appreciation	$84,174,002
Gross unrealized depreciation	(4,492,050)

Net unrealized appreciation	$79,681,952

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$17,587,901	$88,007
BlackRock Liquidity Series, LLC
Money Market Series	$(8,143,650)	$129,584

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments[1]:
	Assets	Liabilities
Level 1 :
Long-Term Investments[2]	$677,225,953	—
Short-Term Securities	17,587,901	$(85,000)

Total Level 1	694,813,854	(85,000)

Level 2 — Short-Term Securities	32,244,900	—
Level 3 :
Long-Term Investments:
Capital Markets	431	—
Software	2,168	—

Total Level 3	2,599	—

Total	$727,061,353	$(85,000)

1	Other financial instruments are options which are shown at market value.

2	See above Schedule of Investments for values in each industry excluding the industries in Level 3 within the table.

The following table is reconciliation of Level 3 investments for the year ended September 30, 2009:

Long-Term Investments
	Capital Markets	Software	Total

Balance, as of September 30, 2008	$431	$2,168	$2,599
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation	—	—	—
Net purchases/sales	—	—	—
Transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	$431	$2,168	$2,599

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments September 30, 2009	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.0%
Argon ST, Inc.(a)	63,211	$1,204,170
BE Aerospace, Inc.(a)	120,900	2,434,926
Spirit AeroSystems Holdings, Inc. - Class A(a)	55,400	1,000,524
Stanley, Inc.(a)	12,800	329,216
TransDigm Group, Inc.(a)	16,200	806,922

		5,775,758

Air Freight & Logistics — 0.5%
Forward Air Corp.	31,600	731,540

Beverages — 1.0%
Heckmann Corp.(a)	316,700	1,450,486

Biotechnology — 5.7%
Acorda Therapeutics, Inc.(a)	62,700	1,459,656
AMAG Pharmaceuticals, Inc.(a)	16,100	703,248
Cubist Pharmaceuticals, Inc.(a)	34,300	692,860
Dendreon Corp.(a)	59,600	1,668,204
InterMune, Inc.(a)	90,700	1,444,851
Onyx Pharmaceuticals, Inc.(a)	21,300	638,361
OSI Pharmaceuticals, Inc.(a)	43,300	1,528,490

		8,135,670

Building Products — 0.7%
Griffon Corp.(a)	96,900	975,783

Capital Markets — 2.3%
Greenhill & Co., Inc.(b)	14,300	1,280,994
Invesco Ltd.	89,600	2,039,296

		3,320,290

Chemicals — 2.1%
Celanese Corp. - Series A	73,900	1,847,500
Intrepid Potash, Inc.(a)	47,800	1,127,602

		2,975,102

Commercial Banks — 0.9%
PrivateBancorp, Inc.	50,000	1,223,000

Commercial Services & Supplies — 1.9%
Clean Harbors, Inc.(a)	19,700	1,108,322
SYKES Enterprises, Inc.(a)	76,384	1,590,315

		2,698,637

Communications Equipment — 2.1%
DG FastChannel, Inc.(a)	82,300	1,723,362
Harris Corp.	34,200	1,285,920

		3,009,282

Construction & Engineering — 2.2%
Chicago Bridge & Iron Co. NV	95,200	1,778,336
Quanta Services, Inc.(a)	59,700	1,321,161

		3,099,497

Containers & Packaging — 0.7%
Rock-Tenn Co. - Class A	22,402	1,055,358

Diversified Consumer Services — 0.5%
Weight Watchers International, Inc.	26,600	729,904

Diversified Financial Services — 1.8%
MSCI, Inc. - Class A(a)	85,300	2,526,586

Diversified Telecommunication Services — 1.7%
Cbeyond, Inc.(a)	102,700	1,656,551
Neutral Tandem, Inc.(a)	32,400	737,424

		2,393,975

Electrical Equipment — 1.6%
A123 Systems, Inc.(a)	7,100	151,372
AMETEK, Inc.	41,000	1,431,310
Energy Conversion Devices, Inc.(a)(b)	61,300	709,854

		2,292,536

Electronic Equipment, Instruments & Components — 1.3%
Cogent, Inc.(a)	181,400	1,832,140

Energy Equipment & Services — 1.0%
Superior Energy Services, Inc.(a)	61,100	1,375,972

Food Products — 2.1%
American Italian Pasta Co. - Class A(a)	36,300	986,634
Dean Foods Co.(a)	54,400	967,776
Smart Balance, Inc.(a)	161,900	994,066

		2,948,476

Health Care Equipment & Supplies — 6.6%
Gen-Probe, Inc.(a)	44,200	1,831,648
Hologic, Inc.(a)	84,500	1,380,730
Inverness Medical Innovations, Inc.(a)	18,100	701,013
NuVasive, Inc.(a)	34,000	1,419,840
SonoSite, Inc.(a)	89,678	2,372,880
ZOLL Medical Corp.(a)	81,942	1,763,392

		9,469,503

Health Care Providers & Services — 5.2%
Lincare Holdings, Inc.(a)	67,900	2,121,875
Medco Health Solutions, Inc.(a)	33,000	1,825,230
MEDNAX, Inc.(a)	34,700	1,905,724
VCA Antech, Inc.(a)	57,100	1,535,419

		7,388,248

Health Care Technology — 1.0%
MedAssets, Inc.(a)	63,400	1,430,938

Hotels, Restaurants & Leisure — 5.2%
Bally Technologies, Inc.(a)	44,200	1,695,954
The Cheesecake Factory, Inc.(a)	54,700	1,013,044
Domino’s Pizza, Inc.(a)	140,800	1,244,672
Jack in the Box, Inc.(a)	34,700	711,003
Scientific Games Corp. - Class A(a)	171,500	2,714,845

		7,379,518

Household Products — 0.7%
Church & Dwight Co., Inc.	16,800	953,232

Insurance — 1.7%
Aspen Insurance Holdings Ltd.	39,500	1,045,565
RenaissanceRe Holdings Ltd.	25,300	1,385,428

		2,430,993

Internet & Catalog Retail — 0.8%
Shutterfly, Inc.(a)	67,600	1,124,188

Internet Software & Services — 3.5%
comScore, Inc.(a)	88,900	1,601,089
SkillSoft Plc - ADR(a)	350,998	3,369,581

		4,970,670

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
IT Services — 8.5%
Amdocs Ltd.(a)	70,975	$1,907,808
ExlService Holdings, Inc.(a)	200,701	2,982,417
Forrester Research, Inc.(a)	45,151	1,202,822
Gartner, Inc.(a)	49,100	897,057
Genpact Ltd.(a)	116,400	1,431,720
Global Cash Access Holdings, Inc.(a)	231,700	1,693,727
SRA International, Inc. - Class A(a)	93,300	2,014,347

		12,129,898

Machinery — 2.6%
Joy Global, Inc.	25,000	1,223,500
Kaydon Corp.	34,731	1,125,979
Pentair, Inc.	46,800	1,381,536

		3,731,015

Media — 4.0%
CKX, Inc.(a)	443,100	2,973,201
DreamWorks Animation SKG, Inc. - Class A(a)	57,732	2,053,527
RHI Entertainment, Inc.(a)	211,715	673,254

		5,699,982

Oil, Gas & Consumable Fuels — 4.3%
CONSOL Energy, Inc.	25,900	1,168,349
EXCO Resources, Inc.(a)	80,400	1,502,676
Plains Exploration & Production Co.(a)	80,400	2,223,864
Ultra Petroleum Corp.(a)	26,000	1,272,960

		6,167,849

Pharmaceuticals — 3.7%
Auxilium Pharmaceuticals, Inc.(a)	21,600	738,936
Cypress Bioscience, Inc.(a)	81,400	665,038
Medicis Pharmaceutical Corp. - Class A	91,200	1,947,120
Shire Plc - ADR	35,976	1,881,185

		5,232,279

Professional Services — 2.3%
IHS, Inc. - Class A(a)	25,108	1,283,772
MPS Group, Inc.(a)	133,800	1,407,576
Robert Half International, Inc.	26,800	670,536

		3,361,884

Real Estate Investment Trusts (REITs) — 0.4%
Franklin Street Properties Corp.	43,900	575,090

Semiconductors & Semiconductor Equipment — 4.7%
FEI Co.(a)	68,800	1,695,920
Microsemi Corp.(a)	92,100	1,454,259
ON Semiconductor Corp.(a)	264,300	2,180,475
Silicon Laboratories, Inc.(a)	29,200	1,353,712

		6,684,366

Software — 6.1%
Blackboard, Inc.(a)	39,400	1,488,532
DemandTec, Inc.(a)	161,800	1,428,694
SonicWALL, Inc.(a)	216,900	1,821,960
TiVo, Inc.(a)	386,400	4,003,104

		8,742,290

Specialty Retail — 4.1%
American Eagle Outfitters, Inc.	92,400	1,557,864
Dick’s Sporting Goods, Inc.(a)	33,100	741,440
GameStop Corp. - Class A(a)	56,166	1,486,714
J. Crew Group, Inc.(a)	20,800	745,056
TJX Cos., Inc.	36,100	1,341,115

		5,872,189

Textiles, Apparel & Luxury Goods — 1.2%
lululemon athletica, inc.(a)(b)	77,400	1,760,850

Total Long-Term Investments (Cost — $127,740,595) — 100.7%		143,654,974

	Beneficial Interest

Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)
(Cost — $3,171,500) — 2.2%	3,171,500	3,171,500
Total Investments (Cost — $130,912,095*) — 102.9%		146,826,474
Liabilities in Excess of Other Assets — (2.9)%		(4,092,410)

Net Assets — 100.0%		$142,734,064

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$132,395,980

Gross unrealized appreciation	$21,925,952
Gross unrealized depreciation	(7,495,458)

Net unrealized appreciation	$14,430,494

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	$5,575
BlackRock Liquidity Series, LLC
Money Market Series	$(8,407,550)	$120,940

(d)	Security purchased with the cash collateral from securities loans.

(e)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (concluded)	Small/Mid-Cap Growth Portfolio

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 – Long-Term Investments[1]	$143,654,974
Level 2 – Short-Term Securities	3,171,500
Level 3	—

Total	$146,826,474

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities

September 30, 2009	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1,2]	$230,704,859	$677,228,552	$143,654,974
Investments at value - affiliated[3]	19,348,202	49,832,801	3,171,500
Cash collateral pledged for options written	—	1,640,625	—
Investments sold receivable	696,319	6,852,780	2,471,069
Dividends receivable	106,374	867,686	35,848
Capital shares sold receivable	31,161	939,288	86,998
Securities lending income receivable - affiliated	2,246	7,872	4,570
Dividends receivable - affiliated	937	5,116	163
Receivable from advisor	394	29,028	21,460
Prepaid expenses	30,599	45,974	26,178

Total assets	250,921,091	737,449,722	149,472,760

Liabilities
Options written at value[4]	—	85,000	—
Collateral at value - securities loaned	14,598,852	32,244,900	3,171,500
Investments purchased payable	1,879,570	3,712,024	729,145
Investment advisory fees payable	214,652	452,099	87,733
Other affiliates payable	175,109	466,802	148,656
Capital shares redeemed payable	125,429	2,800,252	1,074,712
Service and distribution fees payable	58,368	193,476	37,661
Officer’s and Trustees’ fees payable	5,083	6,764	4,870
Bank overdraft	—	—	1,440,587
Other accrued expenses payable	54,684	117,561	43,832

Total liabilities	17,111,747	40,078,878	6,738,696

Net Assets	$233,809,344	$697,370,844	$142,734,064

Net Assets Consist of
Paid-in capital	$371,783,379	$878,828,304	$167,192,357
Undistributed net investment income	28,483	2,191,410	21,685
Accumulated net realized loss	(161,614,687)	(328,582,231)	(40,394,357)
Net unrealized appreciation/depreciation	23,612,169	144,933,361	15,914,379

Net Assets	$233,809,344	$697,370,844	$142,734,064

[1] Investments at cost - unaffiliated	$207,092,690	$532,355,151	$127,740,595
[2] Securities loaned at value	$14,065,110	$30,642,944	$3,008,420
[3] Investments at cost - affiliated	$19,348,202	$49,832,801	$3,171,500
[4] Premiums received - options written	—	$144,960	—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Statements of Assets and Liabilities (concluded)

September 30, 2009	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional
Net assets	$25,571,963	$165,710,324	$12,178,400
Shares outstanding[1]	2,490,131	17,741,123	1,125,015
Par value per share	$0.001	$0.001	$0.001
Net asset value	$10.27	$9.34	$10.83
Service
Net assets	$359,795	$2,560,859	—
Shares outstanding[1]	36,788	279,327	—
Par value per share	$0.001	$0.001	—
Net asset value	$9.78	$9.17	—
Investor A
Net assets	$181,158,929	$395,762,577	$112,434,689
Shares outstanding[1]	19,130,913	43,675,836	11,143,209
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.47	$9.06	$10.09
Investor B
Net assets	$11,978,079	$41,196,107	$6,568,366
Shares outstanding[1]	1,423,279	5,006,453	767,330
Par value per share	$0.001	$0.001	$0.001
Net asset value	$8.42	$8.23	$8.56
Investor C
Net assets	$12,417,751	$92,140,977	$8,738,754
Shares outstanding[1]	1,475,822	11,232,605	1,019,580
Par value per share	0.001	0.001	$0.001
Net asset value	$8.41	$8.20	$8.57
Class R
Net assets	$2,322,827	—	$2,813,855
Shares outstanding[1]	245,488	—	281,995
Par value per share	$0.001	—	$0.001
Net asset value	$9.46	—	$9.98

1	Unlimited number of shares authorized

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Operations

Year Ended September 30, 2009	Mid-Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$1,301,424	$11,406,747	$424,241
Foreign taxes withheld	(912)	—	—
Securities lending - affiliated	93,864	129,584	120,940
Interest and dividends - affiliated	15,134	89,277	5,912
Interest	5,602	3,753	615

Total income	1,415,112	11,629,361	551,708

Expenses
Investment advisory	1,518,810	4,742,713	941,784
Transfer agent - class specific	834,233	1,738,560	585,242
Service and distribution - class specific	582,724	2,067,666	386,771
Administration	142,389	435,190	94,178
Registration	61,885	68,852	55,599
Printing	60,174	212,886	37,373
Administration - class specific	47,486	148,349	31,418
Professional	41,610	46,700	57,111
Officer and Trustees	17,550	22,207	16,850
Custodian	16,399	49,226	23,858
Miscellaneous	18,756	31,905	15,833
Recoupment of past waived fees - class specific	64,187	74	—

Total expenses	3,406,203	9,564,328	2,246,017
Less fees waived by advisor	(2,018)	(63,598)	(780)
Less administration fees waived - class specific	(37,037)	(142,751)	(31,327)
Less transfer agent fees waived - class specific	(59,420)	(49,382)	(10,611)
Less transfer agent fees reimbursed - class specific	(203,118)	(1,288,231)	(411,392)
Less fees paid indirectly	(2,765)	(3,309)	(889)

Total expenses after fees waived, reimbursed and paid indirectly	3,101,845	8,017,057	1,791,018

Net investment income (loss)	(1,686,733)	3,612,304	(1,239,310)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(37,632,107)	(255,846,682)	(34,898,264)
Litigation proceeds	699,429	—	258,200

	(36,932,678)	(255,846,682)	(34,640,064)

Net change in unrealized appreciation/depreciation on:
Investments	30,815,471	194,944,762	17,410,574
Options written	—	59,960	—

	30,815,471	195,004,722	17,410,574

Total realized and unrealized loss	(6,117,207)	(60,841,960)	(17,229,490)

Net Decrease in Net Assets Resulting from Operations	$(7,803,940)	$(57,229,656)	$(18,468,800)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Statements of Changes in Net Assets

	Mid-Cap Growth Equity Portfolio		Mid-Cap Value Equity Portfolio		Small/Mid-Cap Growth Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008	2009	2,008
Operations
Net investment income (loss)	$(1,686,733)	$(2,988,481)	$3,612,304	$3,717,731	$(1,239,310)	$(1,794,557)
Net realized gain (loss)	(36,932,678)	22,460,515	(255,846,682)	(49,098,035)	(34,640,064)	724,275
Net change in unrealized appreciation/depreciation	30,815,471	(106,025,639)	195,004,722	(174,716,820)	17,410,574	(57,802,393)

Net decrease in net assets resulting from operations	(7,803,940)	(86,553,605)	(57,229,656)	(220,097,124)	(18,468,800)	(58,872,675)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	(1,133,643)	(484,718)	—	—
Service	—	—	(15,870)	(2,856)	—	—
Investor A	—	—	(3,029,032)	(431,750)	—	—
Investor B	—	—	(358,215)	—	—	—
Investor C	—	—	(649,056)	—	—	—
Tax return of capital:
Institutional	—	—	—	(118,755)	(24,231)	—
Service	—	—	—	(2,975)	—	—
Investor A	—	—	—	(574,416)	(140,153)	—
Investor B	—	—	—	(111,910)	—	—
Investor C	—	—	—	(166,401)	—	—
Class R	—	—	—	—	(1,194)	—
Net realized gain:
Institutional	—	—	—	(15,654,461)	—	(3,835,548)
Service	—	—	—	(392,228)	—	—
Investor A	—	—	—	(75,720,395)	—	(36,072,316)
Investor B	—	—	—	(13,884,159)	—	(3,584,103)
Investor C	—	—	—	(20,826,117)	—	(3,000,370)
Class R	—	—	—	—	—	(221,880)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(5,185,816)	(128,371,141)	(165,578)	(46,714,217)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(15,545,849)	(70,749,257)	(40,652,448)	74,762,087	(17,528,808)	(591,809)

Redemption Fees
Redemption fees	—	—	—	—	6,433	14,117

Net Assets
Total decrease in net assets	(23,349,789)	(157,302,862)	(103,067,920)	(273,706,178)	(36,156,753)	(106,164,584)
Beginning of year	257,159,133	414,461,995	800,438,764	1,074,144,942	178,890,817	285,055,401

End of year	$233,809,344	$257,159,133	$697,370,844	$800,438,764	$142,734,064	$178,890,817

Undistributed net investment income	$28,483	$1,081,118	$2,191,410	$3,944,454	$21,685	$436,973

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights	Mid-Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.33	$13.49	$10.70	$10.44	$8.76	$9.87	$12.92	$10.27	$10.07	$8.46

Net investment loss[1]	(0.04)	(0.04)	(0.07)	(0.06)	(0.07)	(0.06)	(0.07)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	(0.02)	(3.12)	2.86	0.45	1.75	(0.03)	(2.98)	2.74	0.44	1.68

Net increase (decrease) from investment operations	(0.06)	(3.16)	2.79	0.39	1.68	(0.09)	(3.05)	2.65	0.33	1.61

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—	(0.13)	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$10.27	$10.33	$13.49	$10.70	$10.44	$9.78	$9.87	$12.92	$10.27	$10.07

Total Investment Return[3]
Based on net asset value	(0.58)%[4]	(23.43)%	26.08%[5]	3.75%[5]	19.18%[5]	(0.91)%[6]	(23.61)%	25.80%[5]	3.29%[5]	19.03%[5]

Ratios to Average Net Assets
Total expenses	1.20%	1.07%	1.06%	1.15%	1.41%	1.65%	1.29%	1.32%	2.02%	1.60%

Total expenses excluding recoupment of past waived fees	1.20%	1.07%	1.06%	1.15%	1.41%	1.64%	1.29%	1.32%	2.02%	1.60%

Total expenses after fees waived, reimbursed and paid indirectly	1.18%	1.06%	1.05%	1.08%	1.23%	1.51%	1.28%	1.22%	1.53%	1.53%

Net investment loss	(0.44)%	(0.33)%	(0.59)%	(0.60)%	(0.72)%	(0.76)%	(0.56)%	(0.76)%	(1.06)%	(0.77)%

Supplemental Data
Net assets, end of year (000)	$25,572	$26,468	$75,577	$75,111	$75,407	$360	$459	$714	$757	$1,136

Portfolio turnover	53%	45%	53%	64%	85%	53%	45%	53%	64%	85%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (0.87)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.22)%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.56	$12.55	$10.00	$9.82	$8.26	$8.56	$11.32	$9.09	$9.00	$7.63

Net investment loss[1]	(0.06)	(0.10)	(0.12)	(0.11)	(0.11)	(0.10)	(0.17)	(0.18)	(0.17)	(0.15)
Net realized and unrealized gain (loss)	(0.03)	(2.89)	2.67	0.42	1.67	(0.04)	(2.59)	2.41	0.39	1.52

Net increase (decrease) from investment operations	(0.09)	(2.99)	2.55	0.31	1.56	(0.14)	(2.76)	2.23	0.22	1.37

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—	(0.13)	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$9.47	$9.56	$12.55	$10.00	$9.82	$8.42	$8.56	$11.32	$9.09	$9.00

Total Investment Return[3]
Based on net asset value	(0.94)%[4]	(23.83)%	25.50%[5]	3.16%[5]	18.89%[5]	(1.64)%[6]	(24.38)%	24.53%[5]	2.44%[5]	17.96%[5]

Ratios to Average Net Assets
Total expenses	1.76%	1.53%	1.60%	1.74%	1.78%	2.73%	2.45%	2.46%	2.54%	2.41%

Total expenses excluding recoupment of past waived fees	1.72%	1.53%	1.60%	1.74%	1.78%	2.64%	2.45%	2.46%	2.54%	2.41%

Total expenses after fees waived, reimbursed and paid indirectly	1.59%	1.53%	1.57%	1.58%	1.58%	2.34%	2.31%	2.25%	2.33%	2.33%

Net investment loss	(0.85)%	(0.81)%	(1.11)%	(1.11)%	(1.14)%	(1.57)%	(1.58)%	(1.79)%	(1.86)%	(1.82)%

Supplemental Data
Net assets, end of year (000)	$181,159	$195,980	$274,333	$257,729	$290,285	$11,978	$19,565	$43,610	$48,635	$59,100

Portfolio turnover	53%	45%	53%	64%	85%	53%	45%	53%	64%	85%

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[7] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.56	$11.32	$9.09	$9.00	$7.63	$9.56	$12.55	$9.92

Net investment loss[1]	(0.11)	(0.16)	(0.19)	(0.17)	(0.15)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(0.04)	(2.60)	2.42	0.39	1.52	(0.03)	(2.89)	2.76

Net increase (decrease) from investment operations	(0.15)	(2.76)	2.23	0.22	1.37	(0.10)	(2.99)	2.63

Distributions from net realized gain	—	—	—	(0.13)	—	—	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—	—	0.00 [2]

Net asset value, end of period	$8.41	$8.56	$11.32	$9.09	$9.00	$9.46	$9.56	$12.55

Total Investment Return[3]
Based on net asset value	(1.75)%[8]	(24.38)%	24.53%[5]	2.44%[5]	17.96%[5]	(1.05)%[9]	(23.83)%	26.51%[5,10]

Ratios to Average Net Assets
Total expenses	2.46%	2.25%	2.31%	2.37%	2.41%	2.04%	1.73%	1.63%[11]

Total expenses excluding recoupment of past waived fees	2.44%	2.25%	2.31%	2.37%	2.41%	2.04%	1.73%	1.63%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.34%	2.25%	2.30%	2.33%	2.33%	1.63%	1.58%	1.59%[11]

Net investment loss	(1.59)%	(1.53)%	(1.84)%	(1.86)%	(1.83)%	(0.89)%	(0.82)%	(1.12)%[11]

Supplemental Data
Net assets, end of period (000)	$12,418	$13,964	$20,203	$18,047	$20,748	$2,323	$723	$25

Portfolio turnover	53%	45%	53%	64%	85%	53%	45%	53%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.26)%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.99)%.

7	Commencement of operations.

8	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (2.10)%.

9	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (1.36)%.

10	Aggregate total investment return.

11	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Institutional
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$14.35	$13.67	$13.74	$12.73	$12.14

Net investment income	0.08 [1]	0.10 [1]	0.11 [1]	0.12 [1]	0.04 [1]	0.11
Net realized and unrealized gain (loss)	(0.61)	(2.77)	2.38	1.23	0.97	1.44

Net increase (decrease) from investment operations	(0.53)	(2.67)	2.49	1.35	1.01	1.55

Dividends and distributions from:
Net investment income	(0.07)	—	(0.15)	(0.04)	—	(0.15)
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.72)	(1.66)	(1.38)	—	(0.81)

Total dividends and distributions	(0.07)	(1.74)	(1.81)	(1.42)	—	(0.96)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.34	$9.94	$14.35	$13.67	$13.74	$12.73

Total Investment Return[3]
Based on net asset value	(5.09)%	(20.74)%	19.35%[4]	10.77%[4]	7.94%[4,5]	13.07%[5]

Ratios to Average Net Assets
Total expenses	1.16%	1.10%	1.07%	1.07%	1.30%[6]	1.09%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.95%	0.94%	0.95%	0.99%	1.00%[6]	0.99%[6]

Net investment income	1.00%	0.82%	0.79%	0.88%	0.49%[6]	1.18%[6]

Supplemental Data
Net assets, end of period (000)	$165,710	$141,900	$134,665	$80,292	$53,111	$50,383

Portfolio turnover	181%	117%	202%	153%	60%	53%

	Service
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[7] to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.78	$14.14	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.05 [1]	0.06 [1]	0.10 [1]	0.08 [1]	0.02 [1]	(0.01)
Net realized and unrealized gain (loss)	(0.60)	(2.72)	2.33	1.21	0.96	0.60

Net increase (decrease) from investment operations	(0.55)	(2.66)	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.06)	—	(0.12)	(0.03)	—	—
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.68)	(1.66)	(1.38)	—	—

Total dividends and distributions	(0.06)	(1.70)	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.17	$9.78	$14.14	$13.49	$13.61	$12.63

Total Investment Return[3]
Based on net asset value	(5.36)%	(20.95)%	19.10%[4]	10.45%[4]	7.76%[4,5]	4.89%[5]

Ratios to Average Net Assets
Total expenses	1.32%	1.25%	1.24%	1.50%	1.54%[6]	1.49%[6]

Total expenses excluding recoupment of past waived fees	1.32%	1.25%	1.24%	1.50%	1.54%[6]	1.49%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.26%	1.23%	1.20%	1.25%	1.25%[6]	1.25%[6]

Net investment income	0.69%	0.54%	0.68%	0.61%	0.20%[6]	0.39%[6]

Supplemental Data
Net assets, end of period (000)	$2,561	$2,431	$3,716	$3,130	$889	$1,374

Portfolio turnover	181%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor A
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$14.00	$13.38	$13.49	$12.53	$11.92

Net investment income	0.05 [1]	0.06 [1]	0.08 [1]	0.08 [1]	0.02 [1]	0.07
Net realized and unrealized gain (loss)	(0.59)	(2.70)	2.32	1.21	0.94	1.45

Net increase from investment operations	(0.54)	(2.64)	2.40	1.29	0.96	1.52

Dividends and distributions from:
Net investment income	(0.06)	—	(0.12)	(0.02)	—	(0.11)
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	(1.68)	(1.66)	(1.38)	—	(0.80)

Total dividends and distributions	(0.06)	(1.70)	(1.78)	(1.40)	—	(0.91)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.06	$9.66	$14.00	$13.38	$13.49	$12.53

Total Investment Return[3]
Based on net asset value	(5.32)%	(21.04)%	19.02%[4]	10.56%[4]	7.66%[4,5]	12.98%[5]

Ratios to Average Net Assets
Total expenses	1.51%	1.43%	1.40%	1.56%	1.64%[6]	1.38%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.26%	1.25%	1.25%	1.25%	1.25%[6]	1.24%[6]

Net investment income	0.70%	0.53%	0.61%	0.62%	0.24%[6]	0.92%[6]

Supplemental Data
Net assets, end of period (000)	$395,763	$470,265	$642,264	$497,964	$500,479	$448,237

Portfolio turnover	181%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770 and 1.57950264 for Institutional and Investor A shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	Commencement of operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor B
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.84	$12.92	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.00)[1,2]	(0.02)[2]	(0.01)[2]	(0.02)[2]	(0.04)[2]	(0.03)
Net realized and unrealized gain (loss)	(0.56)	(2.47)	2.15	1.13	0.90	1.41

Net increase (decrease) from investment operations	(0.56)	(2.49)	2.14	1.11	0.86	1.38

Dividends and distributions from:
Net investment income	(0.05)	—	(0.02)	—	—	(0.01)
Net realized gain	—	(1.59)	(1.66)	(1.38)	—	(0.78)

Total dividends and distributions	(0.05)	(1.59)	(1.68)	(1.38)	—	(0.79)

Redemption fees added to paid-in capital	—	—	0.00 [1]	0.00 [1]	0.00 [1]	—

Net asset value, end of period	$8.23	$8.84	$12.92	$12.46	$12.73	$11.87

Total Investment Return[3]
Based on net asset value	(6.12)%	(21.53)%	18.18%[4]	9.63%[4]	7.25%[4,5]	12.39%[5]

Ratios to Average Net Assets
Total expenses	2.38%	2.24%	2.23%	2.25%	2.29%[6]	2.09%[6]

Total expenses after fees waived, reimbursed and paid indirectly	2.02%	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Net investment income (loss)	(0.04)%	(0.21)%	(0.09)%	(0.13)%	(0.52)%[6]	0.20%[6]

Supplemental Data
Net assets, end of period (000)	$41,196	$67,656	$119,768	$124,089	$131,651	$128,568

Portfolio turnover	181%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor C
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.81	$12.90	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.00)[1,2]	(0.02)[2]	(0.02)[2]	(0.02)[2]	(0.04)[2]	(0.03)
Net realized and unrealized gain (loss)	(0.56)	(2.47)	2.15	1.13	0.90	1.40

Net increase (decrease) from investment operations	(0.56)	(2.49)	2.13	1.11	0.86	1.37

Dividends and distributions from:
Net investment income	(0.05)	—	(0.03)	—	—	(0.01)
Net realized gain	—	(1.60)	(1.66)	(1.38)	—	(0.77)

Total dividends and distributions	(0.05)	(1.60)	(1.69)	(1.38)	—	(0.78)

Redemption fees added to paid-in capital	—	—	0.00 [1]	0.00 [1]	0.00 [1]	—

Net asset value, end of period	$8.20	$8.81	$12.90	$12.46	$12.73	$11.87

Total Investment Return[3]
Based on net asset value	(6.14)%	(21.56)%	18.16%[4]	9.63%[4]	7.25%[4,5]	12.40%[5]

Ratios to Average Net Assets
Total expenses	2.39%	2.20%	2.21%	2.15%	2.29%[6]	2.09%[6]

Total expenses after fees waived, reimbursed and paid indirectly	2.02%	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Net investment income (loss)	(0.06)%	(0.22)%	(0.14)%	(0.13)%	(0.50)%[6]	0.19%[6]

Supplemental Data
Net assets, end of period (000)	$92,141	$118,186	$173,731	$137,382	$103,344	$91,657

Portfolio turnover	181%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.62345461 and 1.63087248 for Investor B and Investor C shares, respectively.

1	Less than $0.01 per share.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Financial Highlights (continued)	Small/Mid-Cap Growth Portfolio

	Institutional
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.80	$18.24	$15.51	$15.16	$12.49

Net investment loss[1]	(0.06)	(0.06)	(0.12)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	(0.89)	(3.49)	3.68	1.09	2.84

Net increase (decrease) from investment operations	(0.95)	(3.55)	3.56	0.99	2.67

Dividends and distributions from:
Tax return of capital	(0.02)	—	—	—	—
Net realized gain	—	(2.89)	(0.83)	(0.64)	—

Total dividends and distributions	(0.02)	(2.89)	(0.83)	(0.64)	—

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$10.83	$11.80	$18.24	$15.51	$15.16

Total Investment Return[3,4]
Based on net asset value	(8.02)%[5]	(22.78)%	23.74%	6.63%	21.38%

Ratios to Average Net Assets
Total expenses	1.97%	1.44%	1.38%	1.06%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%	1.10%	1.05%	0.99%	1.10%

Net investment loss	(0.67)%	(0.41)%	(0.71)%	(0.64)%	(0.72)%

Supplemental Data
Net assets, end of year (000)	$12,178	$17,019	$26,976	$23,866	$20,133

Portfolio turnover	83%	63%	76%	49%	122%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.03	$17.24	$14.74	$14.48	$11.96	$9.41	$15.09	$13.10	$13.03	$10.84

Net investment loss[1]	(0.08)	(0.09)	(0.15)	(0.15)	(0.13)	(0.12)	(0.17)	(0.24)	(0.23)	(0.19)
Net realized and unrealized gain (loss)	(0.85)	(3.26)	3.48	1.05	2.65	(0.73)	(2.80)	3.06	0.94	2.38

Net increase (decrease) from investment operations	(0.93)	(3.35)	3.33	0.90	2.52	(0.85)	(2.97)	2.82	0.71	2.19

Dividends and Distributions from:
Tax return of capital	(0.01)	—	—	—	—	—	—	—	—	—
Net realized gain	—	(2.86)	(0.83)	(0.64)	—	—	(2.71)	(0.83)	(0.64)	—

Total dividends and distributions	(0.01)	(2.86)	(0.83)	(0.64)	—	—	(2.71)	(0.83)	(0.64)	—

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$10.09	$11.03	$17.24	$14.74	$14.48	$8.56	$9.41	$15.09	$13.10	$13.03

Total Investment Return[3,4]
Based on net asset value	(8.38)%[6]	(22.93)%	23.41%	6.31%	21.07%	(9.03)%[7]	(23.51)%	22.40%	5.52%	20.20%

Ratios to Average Net Assets
Total expenses	1.64%	1.45%	1.42%	1.66%	1.64%	2.61%	2.40%	2.40%	2.40%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.36%	1.35%	1.26%	1.35%	1.37%*	2.11%	2.10%	2.09%	2.10%	2.10%

Net investment loss	(0.93)%	(0.66)%	(0.92)%	(1.00)%	(0.87)%	(1.67)%	(1.40)%	(1.75)%	(1.75)%	(1.58)%

Supplemental Data
Net assets, end of year (000)	$112,435	$138,073	$218,851	$209,646	$215,622	$6,568	$10,468	$21,110	$23,085	$24,925

Portfolio turnover	83%	63%	76%	49%	122%	83%	63%	76%	49%	122%

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)	Small/Mid-Cap Growth Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[8] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$15.12	$13.12	$13.06	$10.87	$10.93	$17.18	$14.54

Net investment loss[1]	(0.12)	(0.17)	(0.24)	(0.23)	(0.20)	(0.10)	(0.12)	(0.20)
Net realized and unrealized gain (loss)	(0.73)	(2.80)	3.07	0.93	2.39	(0.84)	(3.23)	3.67

Net increase (decrease) from investment operations	(0.85)	(2.97)	2.83	0.70	2.19	(0.94)	(3.35)	3.47

Dividends and distributions from:
Tax return of capital	—	—	—	—	—	(0.01)	—	—
Net realized gain	—	(2.73)	(0.83)	(0.64)	—	—	(2.90)	(0.83)

Total dividends and distributions	—	(2.73)	(0.83)	(0.64)	—	(0.01)	(2.90)	(0.83)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.57	$9.42	$15.12	$13.12	$13.06	$9.98	$10.93	$17.18

Total Investment Return[3,4]
Based on net asset value	(9.02)%[9]	(23.52)%	22.44%	5.43%	20.15%	(8.61)%[10]	(23.08)%	24.68%[11]

Ratios to Average Net Assets
Total expenses	2.51%	2.25%	2.23%	2.30%	2.32%	2.34%	2.07%	1.81%[12]

Total expenses after fees waived, reimbursed and paid indirectly	2.12%	2.10%	2.07%	2.10%	2.10%	1.65%	1.61%	1.56%[12]

Net investment loss	(1.68)%	(1.41)%	(1.73)%	(1.75)%	(1.60)%	(1.22)%	(0.93)%	(1.22)%[12]

Supplemental Data
Net assets, end of period (000)	$8,739	$11,427	$17,047	$17,041	$20,963	$2,814	$1,903	$1,071

Portfolio turnover	83%	63%	76%	49%	122%	83%	63%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.19)%.

6	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.56)%.

7	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (9.25)%.

8	Commencement of operations.

9	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (9.24)%.

10	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been (8.79)%.

11	Aggregate total investment return.

12	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 27 registered portfolios, of which the BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the service of such shares and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Portfolios value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., options written), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in their financial statements about a transfer of financial assets; the effects of a transfer on their financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2009, Small/Mid-Cap Growth recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparty are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For over-the-counter purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Options: Certain Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Notes to Financial Statements (continued)

exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option. When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written put option could result in a Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

Liability Derivatives

	Statements of Assets and Liabilities Location	Mid-Cap Value Equity
Equity contracts	Options written at value	$85,000

*	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

Net Change in Unrealized Appreciation/Depreciation on

Mid-Cap Value Equity
Equity contracts:
Options	$59,960

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small/Mid-Cap Growth
First $1 Billion	0.800%	0.750%
$1 Billion - $2 Billion	0.700	0.700
$2 Billion - $3 Billion	0.650	0.675
Greater Than $3 Billion	0.625	0.650

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to June 1, 2009, the expense limitations as a percentage of net assets were as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	1.23%	0.94%	1.10%
Service	1.53%	1.25%	1.35%[1]
Investor A	1.58%	1.25%	1.35%
Investor B	2.33%	2.00%	2.10%
Investor C	2.33%	2.00%	2.10%
Class R	1.60%	1.98%[1]	1.63%

1	There were no shares outstanding as of September 30, 2009.

Effective June 1, 2009 the expense limitations as a percentage of net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	1.27%	0.97%	1.13%
Service	1.58%	1.29%	1.39%[1]
Investor A	1.63%	1.29%	1.39%
Investor B	2.40%	2.06%	2.16%
Investor C	2.40%	2.06%	2.16%
Class R	1.65%	2.04%[1]	1.68%

1	There were no shares outstanding as of September 30, 2009.

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Mid-Cap Growth Equity	$6,367
Mid-Cap Value Equity	$10,171
Small/Mid-Cap Growth	$2,444

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	—	$17,262	$1,357
Mid-Cap Value Equity	$26,666	$54,067	$10,804
Small/Mid-Cap Growth	—	$9,965	$846

In addition, MLPF&S received commissions on the execution of portfolio security transactions for the Portfolios for the period October 1, 2008 to December 31, 2008, (after which time MLPF&S was no longer considered an affiliate):

Mid-Cap Value Equity	$127,813

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Mid-Cap Growth Equity	$28,419
Mid-Cap Value Equity	$123,309
Small/Mid-Cap Growth	$64,597

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Notes to Financial Statements (continued)

Call Center
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$933	$1,693	$179
Service	35	93	—
Investor A	56,449	32,441	9,757
Investor B	1,617	5,789	—
Investor C	2,221	9,423	640
Class R	18	—	36

Total	$61,273	$49,439	$10,612

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Mid-Cap Growth Equity	$21,871
Mid-Cap Value Equity	$28,260
Small/Mid-Cap Growth	$28,286

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$5,198	$32,235	$3,182
Service	83	484	—
Investor A	36,543	84,918	24,293
Investor B	2,925	10,473	1,588
Investor C	2,515	20,239	1,880
Class R	222	—	475

Total	$47,486	$148,349	$31,418

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$1,231	$32,235	$3,182
Service	50	296	—
Investor A	31,249	80,119	24,293
Investor B	2,448	9,862	1,497
Investor C	1,837	20,239	1,880
Class R	222	—	475

Total	$37,037	$142,751	$31,327

Service and Distribution Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Service	$802	$4,827	—
Investor A	361,526	838,820	$240,736
Investor B	115,957	417,097	62,487
Investor C	100,005	806,922	74,050
Class R	4,434	—	9,498

Total	$582,724	$2,067,666	$386,771

Transfer Agent Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$39,122	$250,362	$122,337
Service	1,265	1,957	—
Investor A	671,510	977,056	370,582
Investor B	74,180	170,257	38,673
Investor C	43,476	338,928	37,932
Class R	4,680	—	15,718

Total	$834,233	$1,738,560	$585,242

Transfer Agent Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$290	$1,693	$179
Service	25	79	—
Investor A	55,506	32,398	9,756
Investor B	1,617	5,789	—
Investor C	1,964	9,423	640
Class R	18	—	36

Total	$59,420	$49,382	$10,611

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$2,909	$227,586	$106,474
Service	357	724	—
Investor A	147,549	670,987	236,181
Investor B	40,527	130,305	29,818
Investor C	8,398	258,629	26,291
Class R	3,378	—	12,628

Total	$203,118	$1,288,231	$411,392

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity
Institutional	$664	—
Service	30	$74
Investor A	52,147	—
Investor B	9,727	—
Investor C	1,619	—

Total	$64,187	$74

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Mid-Cap Growth Equity	$49,525	$299,576
Mid-Cap Value Equity	$1,798,676	$1,532,746
Small/Mid-Cap Growth	$345,334	$453,330

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Mid-Cap Growth Equity	$120,499
Mid-Cap Value Equity	$1,710,264
Small/Mid-Cap Growth	$530,341

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends — affiliated in the Statements of Operations, were as follows:

Mid-Cap Growth Equity	$1,008
Mid-Cap Value Equity	$1,270
Small/Mid-Cap Growth	$337

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009 were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$101,177,072	$113,640,400
Mid-Cap Value Equity	$1,063,483,284	$1,097,710,153
Small/Mid-Cap Growth	$106,453,753	$119,950,236

Mid-Cap Growth Equity and Small/Mid-Cap Growth received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by such Portfolios. This amount is shown as litigation proceeds in the Statements of Operations.

Options written transactions entered into during the year ended September 30, 2009 are summarized as follows:

Mid-Cap Value Equity

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—
Options written	4,800	$122,060	850	$22,900

Options outstanding at end of year	4,800	$122,060	850	$22,900

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Notes to Financial Statements (continued)

up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to net operating losses, the expiration of capital loss carryforwards, the classifications of settlement proceeds and income recognized from pass-through entities were reclassified to the following accounts:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small / Mid-Cap Growth
Paid-in capital	$(21,066,468)	$(36,410)	$(597,967)
Undistributed net investment income	$634,098	$(179,532)	$824,022
Accumulated net realized loss	$20,432,370	$215,942	$(226,055)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Mid-Cap Value Equity	Small / Mid-Cap Growth
Ordinary income
9/30/09	$5,185,816	—
9/30/08	$91,037,317	$5,624,473
Long-term capital gain
9/30/08	$36,359,367	$41,089,744
Tax return of capital
9/30/09	—	$165,578
9/30/08	$974,457	—

Total distributions
9/30/09	$5,185,816	$165,578

9/30/08	$128,371,141	$46,714,217

As of September 30, 2009, the tax components of accumulated net losses were as follows:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small / Mid-Cap Growth
Undistributed ordinary income	—	$2,119,418	—
Capital loss carryforwards	$(119,434,271)	(94,018,904)	$(8,644,509)
Net unrealized losses*	(18,539,764)	(89,557,974)	(15,813,784)

Total	$(137,974,035)	$(181,457,460)	$(24,458,293)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the timing of recognition of partnership income.

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small / Mid-Cap Growth
2010	$99,778,499	—	—
2011	16,297,623	—	—
2017	3,358,149	$94,018,904	$8,644,509

Total	$119,434,271	$94,018,904	$8,644,509

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

Mid-Cap Growth Equity invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Mid-Cap Growth Equity, and could affect the value, income and/or liquidity of positions in such securities.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Mid-Cap Value Equity invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Mid-Cap Value Equity, and could affect the value, income and/or liquidity of positions in such securities.

Small/Mid-Cap Growth invests a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small/Mid-Cap Growth, and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,163,071	$9,242,027	1,151,861	$14,981,239
Shares redeemed	(1,235,018)	(9,965,239)	(4,190,156)	(52,159,710)

Net decrease	(71,947)	$(723,212)	(3,038,295)	$(37,178,471)

Service
Shares sold	3,825	$27,667	4,386	$54,430
Shares redeemed	(13,568)	(105,723)	(13,091)	(158,878)

Net decrease	(9,743)	$(78,056)	(8,705)	$(104,448)

Investor A
Shares sold and automatic conversion of shares	1,484,196	$10,902,981	1,732,544	$20,409,145
Shares redeemed	(2,859,994)	(20,691,046)	(3,091,741)	(36,638,821)

Net decrease	(1,375,798)	$(9,788,065)	(1,359,197)	$(16,229,676)

Investor B
Shares sold	128,078	$822,693	133,076	$1,435,938
Shares redeemed and automatic conversion of shares	(990,583)	(6,304,470)	(1,698,317)	(17,945,602)

Net decrease	(862,505)	$(5,481,777)	(1,565,241)	$(16,509,664)

Investor C
Shares sold	229,847	$1,555,736	193,942	$2,062,581
Shares redeemed	(385,400)	(2,473,072)	(347,584)	(3,707,473)

Net decrease	(155,553)	$(917,336)	(153,642)	$(1,644,892)

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	209,373	$1,750,711	116,909	$1,398,648
Shares redeemed	(39,506)	(308,114)	(43,304)	(480,754)

Net increase	169,867	$1,442,597	73,605	$917,894

Mid-Cap Value Equity
Institutional
Shares sold	10,048,935	$75,620,286	8,752,224	$103,036,657
Shares issued in reinvestment of dividends and distributions	145,437	994,774	1,138,852	13,745,952

Total issued	10,194,372	76,615,060	9,891,076	116,782,609
Shares redeemed	(6,725,890)	(49,417,003)	(5,001,036)	(60,377,528)

Net increase	3,468,482	$27,198,057	4,890,040	$56,405,081

Service
Shares sold	56,513	$442,216	40,136	$472,967
Shares issued in reinvestment of dividends and distributions	2,305	15,491	31,430	374,020

Total issued	58,818	457,707	71,566	846,987
Shares redeemed	(28,095)	(219,565)	(85,690)	(1,062,724)

Net increase (decrease)	30,723	$238,142	(14,124)	$(215,737)

Investor A
Shares sold and automatic conversion of shares	12,079,416	$86,772,872	16,797,599	$192,499,463
Shares issued in reinvestment of dividends and distributions	430,408	2,857,896	6,308,452	74,187,436

Total issued	12,509,824	89,630,768	23,106,051	266,686,899
Shares redeemed	(17,497,004)	(126,017,711)	(20,326,790)	(231,569,629)

Net increase (decrease)	(4,987,180)	$(36,386,943)	2,779,261	$35,117,270

Investor B
Shares sold	167,209	$1,079,007	289,786	$3,122,722
Shares issued in reinvestment of dividends and distributions	56,009	339,972	1,233,901	13,350,825

Total issued	223,218	1,418,979	1,523,687	16,473,547
Shares redeemed and automatic conversion of shares	(2,874,133)	(18,976,728)	(3,135,066)	(33,019,875)

Net decrease	(2,650,915)	$(17,557,749)	(1,611,379)	$(16,546,328)

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,815,483	$11,964,738	2,382,590	$25,347,779
Shares issued in reinvestment of dividends and distributions	101,409	613,484	1,839,018	19,843,040

Total issued	1,916,892	12,578,222	4,221,608	45,190,819
Shares redeemed	(4,098,780)	(26,722,177)	(4,270,696)	(45,189,018)

Net increase (decrease)	(2,181,888)	$(14,143,955)	(49,088)	$1,801

Small/Mid-Cap Growth
Institutional
Shares sold	558,048	$4,712,032	381,949	$5,685,288
Shares issued in reinvestment of dividends and distributions	3,062	23,788	242,216	3,611,440

Total issued	561,110	4,735,820	624,165	9,296,728
Shares redeemed	(877,828)	(7,967,317)	(661,695)	(10,305,119)

Net decrease	(316,718)	$(3,231,497)	(37,530)	$(1,008,391)

Investor A
Shares sold and automatic conversion of shares	2,987,796	$24,340,719	3,211,416	$44,154,763
Shares issued in reinvestment of dividends and distributions	18,736	136,024	2,499,681	34,895,558

Total issued	3,006,532	24,476,743	5,711,097	79,050,321
Shares redeemed	(4,384,272)	(35,972,568)	(5,887,993)	(77,983,235)

Net increase (decrease)	(1,377,740)	$(11,495,825)	(176,896)	$1,067,086

Investor B
Shares sold	52,647	$357,763	54,581	$640,182
Shares issued in reinvestment of dividends and distributions	—	—	281,240	3,369,265

Total issued	52,647	357,763	335,821	4,009,447
Shares redeemed and automatic conversion of shares	(397,913)	(2,721,409)	(622,199)	(7,246,568)

Net decrease	(345,266)	$(2,363,646)	(286,378)	$(3,237,121)

Investor C
Shares sold	219,231	$1,529,380	246,547	$2,833,038
Shares issued in reinvestment of dividends and distributions	—	—	231,789	2,781,470

Total issued	219,231	1,529,380	478,336	5,614,508
Shares redeemed	(412,304)	(2,856,693)	(392,905)	(4,547,481)

Net increase (decrease)	(193,073)	$(1,327,313)	85,431	$1,067,027

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Small/Mid-Cap Growth (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	189,436	$1,558,929	132,367	$1,779,872
Shares issued in reinvestment of dividends and distributions	166	1,195	16,009	221,879

Total issued	189,602	1,560,124	148,376	2,001,751
Shares redeemed	(81,806)	(670,651)	(36,514)	(482,161)

Net increase	107,796	$889,473	111,862	$1,519,590

There is a 2% redemption fee on shares of certain Portfolios that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital and are shown in the Statements of Changes in Net Assets.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Mid-Cap Value Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio [three of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”) (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by the Mid-Cap Value Equity Portfolio during the taxable year ended September 30, 2009:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations
Mid-Cap Value Equity Portfolio	12/12/08	100.00%	100.00%

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds SM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Portfolio”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Portfolio”) and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth Portfolio,” each a “Portfolio,” and together with Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio, the “Portfolios”), each a series of the Fund.

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolios by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolios for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolios, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolios; (d) economies of scale; and (e) other factors.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of each Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and each Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that Mid-Cap Growth Portfolio’s performance was below the median of its Lipper Performance Universe for the one-, three-and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, disappointing results in 2008 along with underperformance in 2006 resulted in underperformance for the one- and three-year periods. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Portfolio’s performance.

The Board noted that, in general, Mid-Cap Value Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three-and five-year periods reported.

The Board noted that Small/Mid-Cap Growth Portfolio’s performance was below the median of its Lipper Performance Universe for the one-and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, while the Portfolio is managed according to a small/mid-cap strategy, the Portfolio is classified in the Lipper Small Cap Growth Performance Universe. Since mid-caps were the worst performing asset class in 2008, the Portfolio’s relatively larger market cap bias disadvantaged the Portfolio’s performance in comparison with its Lipper

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Disclosure of Investment Advisory Agreement

Performance Universe. The Board also noted that the Portfolio’s performance for the three-year period was above the median of the Lipper Performance Universe. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolios: The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolios and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Mid-Cap Growth Portfolio’s contractual advisory fees were above the median of its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that, although Mid-Cap Value Portfolio’s contractual advisory fees were above the median of its Peers, its actual total expenses were lower than or equal to the median of its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that Small/Mid-Cap Growth Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Portfolios, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2009	49

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

50	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 RICs consisting of 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2009	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd Street New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 40 East 52nd Street New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

52	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson and Christopher Stavrakas became Vice Presidents of the Fund.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	SEPTEMBER 30, 2009	53

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	ANNUAL REPORT	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2009	55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY4-9/09-AR

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock U.S. Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment – steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Global Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s Institutional and Investor A shares outperformed the benchmark S&P Global Broad Market Index (BMI) for the 12-month period, while Investor B and Investor C shares trailed the index.

What factors influenced performance?

•

Relative to the S&P Global BMI, the materials, health care and consumer discretionary sectors were areas of strongest performance. Within materials, the Portfolio benefited from overweighting gold miners, which led all of the materials sector’s sub-industry groups, in addition to good stock selection among metals & mining stocks, some of which nearly doubled off their lows in early March. In relation to health care, exposure to Genentech, Inc. and Amgen, Inc. within pharmaceuticals and medical and medical services, respectively, contributed meaningfully to returns; stock selection across pharmaceuticals was also additive. Lastly, consumer discretionary relative returns were solid, driven primarily by good stock selection in the retailing and media industries. From a regional perspective, positive effects were realized by overweighting emerging Asia, which outperformed, and underweighting Japan, which lagged over the annual period.

•

The biggest detractors from relative performance came from the information technology (IT), energy and utilities sectors. Stock selection across semiconductors and related services, which was strong on an absolute basis but underperformed benchmark comparisons, and computer hardware were areas of weakness in the sector. Elsewhere, results within the energy sector were hurt by weakness experienced in the fourth quarter of 2008, when we were overexposed to coal and oil & gas exploration and production companies, which experienced steep declines, and had too little exposure to integrated oil & gas names that proved to be more defensive. Regionally, our underweights in Europe, developed Asia and Latin America detracted over the year.

Describe recent Portfolio activity.

•

At the start of the period, we favored defensive names, only to begin cutting our exposure to them in the fourth quarter of 2008 as valuations for cyclical companies reached levels that warranted attention. At the same time, we began to add back to cyclical industries and financials in an effort to cover our existing underweights and maintain a more balanced portfolio. The goal was to be able to participate if markets began to normalize, knowing that defensives would lag in that environment. After the strong gains we experienced since March, we have pared back some exposure to areas like industrials, materials and IT, bringing those weights in line with a slight underweight to the benchmark. Geographically, we added back to European names during the year and have recently begun taking profits in our long-held overweight in emerging Asia.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio is well-diversified with very modest sector, style, geographic and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as earnings visibility remains poor and economic recoveries from financial crises and global synchronous recessions have historically been weak.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Chevron Corp.	1%
Novartis AG	1
Roche Holding AG	1
eBay, Inc.	1
Nestle SA	1
GlaxoSmithKline Plc	1
Pfizer, Inc.	1
Cisco Systems, Inc.	1
Kinross Gold Corp.	1
Hewlett-Packard Co.	1

Geographic Allocation	Percent of Long-Term Investments
United States	45%
United Kingdom	7
Switzerland	6
Japan	5
France	5
Canada	4
Germany	3
Spain	2
China	2
Singapore	2
South Korea	2
Netherlands	2
India	2
Taiwan	2
Other[1]	11

1	Other includes a 1% holding in each of the following countries: Hong Kong, Italy, Russia, Brazil, Luxembourg, South Africa, Israel, Belgium, Sweden, Mexico and New Zealand.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the US. The Portfolio may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Portfolio may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

3	The all-encompassing S&P Global index is known as the S&P Global Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI) and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	44.71%	1.78%	N/A	2.03%	N/A
Investor A	45.04	1.61	(3.73)%	1.77	0.29%
Investor B	45.39	1.02	(3.48)	1.07	0.27
Investor C	45.31	0.92	(0.08)	1.03	1.03
S&P Global Broad Market Index (BMI)	47.05	1.53	N/A	(0.51)	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,447.10	$8.40	$1,000.00	$1,018.20	$6.93
Investor A	$1,000.00	$1,450.40	$10.32	$1,000.00	$1,016.65	$8.49
Investor B	$1,000.00	$1,453.90	$15.01	$1,000.00	$1,012.84	$12.31
Investor C	$1,000.00	$1,453.10	$15.00	$1,000.00	$1,012.84	$12.31

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.37% for Institutional, 1.68% for Investor A, 2.44% for Investor B and 2.44% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the broad market S&P 500 Index and its sector benchmark, the Russell 3000 Health Care Index, for the 12-month period.

What factors influenced performance?

•

Relative to the Russell 3000 Health Care Index, outperformance was the result of both stock selection and industry allocation effects. Results within the medical devices & supplies sub-sector compared most favorably due to strong stock selection among equipment and life science holdings. Overweighting biotechnology relative to the benchmark also contributed during the period and benefited most notably from our exposure to Amgen, Inc., Alexion Pharmaceutical, Inc. and Genentech, Inc. Within the health care services sub-sector, our exposure to pharmacy benefit managers and drug distributors, and an underweight in facilities, aided results.

•

Despite good relative performance within the sub-sector, our underweight versus the benchmark’s 25% pharmaceuticals weight dampened results. Managed care stocks also detracted. Among health care supplies positions, Alcon, Inc. had the most significant negative impact due to weakness towards the end of 2008, although it recovered meaningfully later in the reporting period. Finally, our overweight in equipment & supplies hurt comparisons.

Describe recent Portfolio activity.

•

Trading activity during the reporting period was largely the result of company specific decisions. We added to health care services, life sciences tools & services, health care technology and large-cap pharmaceutical names. Selling was most prominent among health care equipment and supplies and biotechnology sub-sectors.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio was overweight relative to the Russell 3000 Health Care Index in medical devices & supplies and biotechnology, and underweight in health care providers and services and pharmaceuticals.

•

The outlook for health care is still constrained by the uncertainty of health care reform in terms of coverage and cost. While most industries are likely to be hit with fees and pay-fors, there are also likely to be some winners relative to those affected most negatively. Those companies that win will likely benefit from volume increases through broader coverage of the uninsured population, or be able to offset fees and reimbursement cuts by passing through price increases or cutting costs. At this time, the legislative outlook is still not clear and there are a lot of questions yet to be answered.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Alcon, Inc.	4%
Pfizer, Inc.	4
Roche Holding AG	3
Amgen, Inc.	3
Johnson & Johnson	3
Bristol-Myers Squibb Co.	3
Novartis AG	3
Abbott Laboratories	3
Covidien Plc	2
WellPoint, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	28%
Health Care Equipment & Supplies	25
Biotechnology	18
Health Care Providers & Services	14
Life Sciences Tools & Services	10
Health Care Technology	3
Food & Staples Retailing	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of companies in health sciences and related industries.

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies.

4	An unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	23.72%	1.91%	N/A	10.41%	N/A	14.43%	N/A
Service	23.57	1.59	N/A	10.12	N/A	14.12	N/A
Investor A	23.51	1.57	(3.77)%	10.06	8.87%	14.09	13.47%
Investor B	22.97	0.73	(3.36)	9.19	8.90	13.37	13.37
Investor C	23.07	0.81	(0.10)	9.28	9.28	13.30	13.30
S&P 500 Index	34.02	(6.91)	N/A	1.02	N/A	(1.31)	N/A
Russell 3000 Health Care Index	21.31	(2.92)	N/A	1.98	N/A	2.19	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on December 21, 1999.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,237.20	$5.78	$1,000.00	$1,019.90	$5.22
Service	$1,000.00	$1,235.70	$7.57	$1,000.00	$1,018.30	$6.83
Investor A	$1,000.00	$1,235.10	$7.34	$1,000.00	$1,018.50	$6.63
Investor B	$1,000.00	$1,229.70	$12.24	$1,000.00	$1,014.09	$11.06
Investor C	$1,000.00	$1,230.70	$11.58	$1,000.00	$1,014.69	$10.45

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.35% for Service, 1.31% for Investor A, 2.19% for Investor B and 2.07% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	International Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark S&P Global Ex-US Broad Market Index (BMI) for the 12-month period.

What factors influenced performance?

•

Relative to the S&P Global Ex-US BMI, performance was weakest in the information technology sector, both from allocation and stock selection effects. Our positioning in the home entertainment software, computer hardware, electronic components and electronic equipment & instruments groups hindered results most significantly. We also struggled in telecommunication services, where our underweight in the sector last fall and underperformance relative to the benchmark detracted. In the energy sector, weakness was the result of our exposure to higher-beta drilling and exploration and production names in the fall of 2008, when these firms suffered steep declines as energy prices fell. Stock selection within utilities also detracted, as did our cash position. Regionally, our underweights in Latin America and developed Asia ex-Japan detracted.

•

Stock selection was generally strong for the period, particularly within the materials, financials, consumer discretionary and consumer staples sectors. An overweight in gold miners and good selection among metal & mining stocks drove favorable comparisons in the materials sector. Financials results were aided by our underweight in banks during the worst of their declines, and taking action to neutralize that bet during the spring, which allowed us to participate as those stocks re-rated higher. We also generated solid returns among insurance holdings. In the consumer sectors, strength was mainly the result of strong stock selection in the media, retailing and food, beverage & tobacco industries. Regionally, our overweight in emerging Asia and underweight in Japan boosted return comparisons.

Describe recent Portfolio activity.

•

At the start of the period, we favored defensive names and had more cash in the Portfolio than normal. During the fourth quarter of 2008, we began repositioning the Portfolio as valuations for cyclical companies reached levels that warranted attention. Our aim was to maintain a balanced portfolio that would be able to participate if markets began to normalize, knowing that defensives would lag in that environment. Since that time, the Portfolio has been modestly geared towards global economic expansion, emphasizing stock selection to generate alpha.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio is well-diversified with very modest sector, style, geographic and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as earnings visibility remains poor and economic recoveries from financial crises and global synchronous recessions have historically been weak.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Nestle SA	1%
HSBC Holdings Plc	1
GlaxoSmithKline Plc	1
Roche Holding AG	1
MAN SE	1
Novartis AG	1
Samsung Electronics Co. Ltd.	1
Total SA	1
Aegon NV	1
EnCana Corp.	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	14%
Japan	12
Canada	10
France	8
Switzerland	7
Germany	5
South Korea	4
Hong Kong	4
Taiwan	4
Italy	3
Netherlands	3
China	2
India	2
Singapore	2
Spain	2
Russia	2
Australia	2
Luxembourg	2
Brazil	2
Other[1]	10

1	Other includes a 1% holding in each of the following countries: Denmark, Belgium, United States, Malaysia, Israel, South Africa, Indonesia, New Zealand, Sweden and Finland.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

International Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.

3	S&P Global Ex-US Broad Market Index (BMI) is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the US. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	50.41%	6.99%	N/A	13.32%	N/A	14.58%	N/A
Service	50.17	6.70	N/A	12.99	N/A	14.22	N/A
Investor A	50.25	6.73	1.12%	12.97	11.75%	14.14	13.53%
Investor B	49.70	5.86	1.36	12.10	11.84	13.46	13.46
Investor C	49.62	5.84	4.84	12.12	12.12	13.29	13.29
S&P Global Ex-US Broad Market Index (BMI)	55.12	7.93	N/A	8.97	N/A	5.16	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,504.10	$9.04	$1,000.00	$1,017.85	$7.28
Service	$1,000.00	$1,501.70	$10.47	$1,000.00	$1,016.70	$8.44
Investor A	$1,000.00	$1,502.50	$9.97	$1,000.00	$1,017.10	$8.04
Investor B	$1,000.00	$1,497.00	$14.71	$1,000.00	$1,013.29	$11.86
Investor C	$1,000.00	$1,496.20	$15.02	$1,000.00	$1,013.04	$12.11

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.44% for Institutional, 1.67% for Service, 1.59% for Investor A, 2.35% for Investor B and 2.40% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark NYSE Arca Tech 100 Index for the 12-month period.

What factors influenced performance?

•

Several factors helped drive outperformance, with both stock selection and allocation effects contributing positively. Our overweight relative to the NYSE Arca Tech 100 Index in information technology (IT) aided results. Additionally, our overweight in and stock selection among semiconductors led results as several holdings appreciated significantly, including Micron Technology, Inc., Marvell Technology Group Ltd. and NetLogic Microsystems, Inc. Another area of strength in IT came from our application software sub-industry exposure, where a combination of good positioning and underweighting an otherwise weak group yielded favorable results. Outside of IT, the biggest contributors were our underweights in health care and industrials relative to the benchmark, as technology shares outperformed during the period.

•

The most notable detractor from performance came from weak stock selection with the technology hardware & equipment sub-sector. This was due to performance within the communications equipment and computers & peripherals sub-sector industries that lagged benchmark results. Additionally, we experienced negative effects from the computer equipment sub-sector, which was a strong performer during the period, but our underweight in and positioning among these companies hurt comparisons.

Describe recent Portfolio activity.

•

Portfolio activity during the annual period resulted in a shift away from the more defensive health care sector and into more cyclically geared IT companies. Most of our trims in health care took place between February and March 2009, and centered on the health care equipment & supplies and biotechnology sub-sector. Proceeds, as a result, were used to purchase names across IT, particularly semiconductor and application software names. Outside of IT and health care, we exited our aerospace & defense holdings in the industrials sector.

Describe Portfolio positioning at period end.

•

Recent industry data continues to point towards a recovery in technology demand, particularly in consumer-related products, and stabilization in the supply chain across the IT sector. While much of the industry went through a vicious de-stocking phase following the collapse in the credit markets late last year, it is encouraging to us to see that inventory levels are returning to normal. While we expect companies to again spend on IT infrastructure, this process could be delayed a few more quarters as most corporate management teams remain cautious. As a result, we continue to maintain a well-diversified portfolio, with our largest bets coming through our overweights in semiconductors, internet software & services and software sub-industries, while maintaining an underweight in computer equipment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	5%
Intel Corp.	3
International Business Machines Corp.	3
Hewlett-Packard Co.	3
Cisco Systems, Inc.	3
Microsoft Corp.	3
QUALCOMM, Inc.	3
Google, Inc. – Class A	2
Oracle Corp.	2
Texas Instruments, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Semiconductors & Semiconductor Equipment	23%
Software	20
Computers & Peripherals	17
Communications Equipment	12
Internet Software & Services	8
Electronic Equipment, Instruments & Components	5
IT Services	3
Diversified Telecommunication Services	3
Health Care Equipment & Supplies	2
Biotechnology	2
Other[1]	5

1	Other includes a 1% holding in each of the following industries: Internet & Catalog Retail, Wireless Telecommunication Services, Pharmaceuticals, Building Products and Office Electronics.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest primarily in equity securities of US and non-US companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

3	A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	41.64%	11.60%	N/A	7.56%	N/A	(2.63)%	N/A
Service	41.31	11.18	N/A	7.16	N/A	(2.94)	N/A
Investor A	41.40	11.14	5.35%	7.09	5.96%	(3.05)	(3.60)%
Investor B	40.77	10.16	5.66	6.23	5.91	(3.69)	(3.69)
Investor C	40.77	10.33	9.33	6.23	6.23	(3.82)	(3.82)
Class R	41.13	10.76	N/A	6.71	N/A	(3.39)	N/A
NYSE Arca Tech 100 Index	35.47	6.30	N/A	4.58	N/A	(1.81)	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on May 15, 2000.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,416.40	$8.36	$1,000.00	$1,018.15	$6.98
Service	$1,000.00	$1,413.10	$10.71	$1,000.00	$1,016.19	$8.95
Investor A	$1,000.00	$1,414.00	$10.83	$1,000.00	$1,016.09	$9.05
Investor B	$1,000.00	$1,407.70	$15.99	$1,000.00	$1,011.78	$13.36
Investor C	$1,000.00	$1,407.70	$16.36	$1,000.00	$1,011.48	$13.67
Class R	$1,000.00	$1,411.30	$12.81	$1,000.00	$1,014.44	$10.71

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.77% for Service, 1.79% for Investor A, 2.65% for Investor B, 2.71% for Investor C and 2.12% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

Portfolio Summary as of September 30, 2009	U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark S&P US Mid Small Cap Index for the 12-month period.

What factors influenced performance?

•

Outperformance was mainly the result of strong stock selection, particularly within the consumer discretionary, materials and financials sectors. Solid picks in the consumer discretionary sector aided relative returns throughout the period and came from a variety of sources — namely, positioning in industries such as education services, auto parts & tires, cable & broadcasting and retailing. Within the materials sector, an overweight in gold miners and good results from select chemical and paper and forest products companies aided results. Good selection among asset managers, insurers and real estate companies fueled favorable results in the financials sector. Finally, our health care providers and services and drug distributor exposures in the health care sector contributed to the outperformance.

•

Performance within the consumer staples sector was the biggest detractor for the period. This was due to weak stock selection among food and staples retailers and packaged food & meat holdings. Our commercial bank positioning also detracted once the market bottomed in March, as we focused on less troubled names that we believed would see earnings growth sooner than their lower quality peers. However, those names we avoided led the group as the market rewarded risk and the cheapest stocks meaningfully outperformed. We also had unfavorable results among our capital goods industry groups within the industrials sector. Finally, our underweight in information technology, particularly software and hardware, hurt relative performance.

Describe recent Portfolio activity.

•

At the start of the period, we favored defensive names due to the greater earnings stability those companies had during a stressed economic environment. During the fourth quarter of 2008, we began repositioning the Portfolio as valuations for cyclical companies reached levels that warranted attention. Our aim was to maintain a balanced portfolio that would be able to participate if markets began to normalize, knowing that defensives would lag in that environment. Since that time, the Portfolio has been modestly geared towards global economic expansion, emphasizing stock selection to generate alpha.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio is well-diversified with very modest sector, style, geographic and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as earnings visibility remains poor and economic recoveries from financial crises and global synchronous recessions have historically been weak.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Vertex Pharmaceuticals, Inc.	1%
DPL, Inc.	1
Airgas, Inc.	1
Foster Wheeler AG	1
Express Scripts, Inc.	1
Ingersoll-Rand Plc	1
Sybase, Inc.	1
Solutia, Inc.	1
Patterson-UTI Energy, Inc.	1
Nabors Industries Ltd.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	18
Consumer Discretionary	16
Industrials	12
Health Care	10
Energy	7
Materials	6
Utilities	5
Consumer Staples	5
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

3	An unmanaged index comprised of smaller-capitalization US stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	41.85%	1.63%	N/A	9.63%	N/A	7.28%	N/A
Service	41.49	1.14	N/A	9.19	N/A	6.89	N/A
Investor A	41.45	1.06	(4.26)%	9.13	7.95%	6.79	6.22%
Investor B	40.94	0.36	(4.14)	8.34	8.04	6.16	6.16
Investor C	40.91	0.36	(0.64)	8.34	8.34	6.00	6.00
S&P US Mid Small Cap Index	46.41	(5.56)	N/A	3.35	N/A	6.35	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
Institutional	$1,000.00	$1,418.50	$6.18	$1,000.00	$1,019.95	$5.16
Service	$1,000.00	$1,414.90	$9.14	$1,000.00	$1,017.50	$7.64
Investor A	$1,000.00	$1,414.50	$9.56	$1,000.00	$1,017.15	$7.99
Investor B	$1,000.00	$1,409.40	$13.83	$1,000.00	$1,013.59	$11.56
Investor C	$1,000.00	$1,409.10	$13.89	$1,000.00	$1,013.54	$11.61

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.02% for Institutional, 1.51% for Service, 1.58% for Investor A, 2.29% for Investor B and 2.30% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 16, 2000, Health Sciences Opportunities Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Health Sciences Opportunities Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Prior to October 16, 2000, Health Sciences Opportunities Portfolio’s Investor B Share performance results are those of Investor A Shares restated to reflect Investor B Share fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 16, 2000, Health Sciences Opportunities Portfolio’s Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, Science & Technology Opportunities Portfolio’s Class R Share performance results are those of Institutional Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Health Sciences Opportunities Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Portfolio on that date.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments September 30, 2009	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.6%
Anheuser-Busch InBev NV	10,300	$472,442

Brazil — 0.9%
Banco Bradesco SA - ADR	13,900	276,471
BM&FBOVESPA SA	23,542	173,947
Itau UniBanco Holding SA - ADR	13,765	277,365

		727,783

Canada — 4.0%
Canadian Natural Resources Ltd.	5,000	337,645
Canadian Oil Sands Trust	10,600	304,441
EnCana Corp.	8,600	498,015
Kinross Gold Corp.	31,000	675,506
Royal Bank of Canada	5,300	284,888
Suncor Energy, Inc.	14,100	492,542
The Toronto-Dominion Bank	5,100	329,870
TransCanada Corp.	11,700	364,665

		3,287,572

Cayman Islands — 0.4%
Herbalife Ltd.	9,700	317,578

China — 1.8%
AirMedia Group, Inc. - ADR(a)	14,900	109,515
China Construction Bank Corp. - Class H	275,800	219,383
China Railway Construction Corp. Ltd. - Class H	199,000	263,676
Focus Media Holding Ltd. - ADR(a)	19,500	215,280
Industrial & Commercial Bank of China - Class H	308,000	230,994
Noah Education Holdings Ltd. - ADR	9,800	49,000
Sina Corp.(a)	11,000	417,560

		1,505,408

Denmark — 0.3%
Novo Nordisk A/S - Class B	3,400	213,840

Finland — 0.5%
Fortum Oyj	14,700	377,731

France — 4.8%
Air France-KLM(a)	31,400	572,737
AXA SA	16,700	453,323
BNP Paribas	4,800	385,212
Compagnie de Saint-Gobain	11,200	585,256
France Telecom SA	10,400	277,337
PPR	3,600	463,166
Société Generale	3,600	291,194
Total SA	6,200	368,528
Unibail-Rodamco SE	1,100	229,080
Vivendi	12,200	379,156

		4,004,989

Germany — 2.9%
Allianz SE	1,400	174,657
Bayerische Motoren Werke AG	8,600	414,000
Deutsche Boerse AG	3,500	285,521
MAN SE	6,900	566,757
RWE AG	5,700	528,707
SAP AG - ADR	8,000	390,960

		2,360,602

Hong Kong — 1.1%
China Mobile Ltd.	22,800	223,309
China Unicom Hong Kong Ltd.	170,600	241,759
New World Development Ltd.	112,600	241,197
Wing Hang Bank Ltd.	22,500	220,608

		926,873

India — 1.4%
Bharti Airtel Ltd.	60,600	519,323
Punjab National Bank Ltd.	16,300	251,682
Sterlite Industries India Ltd. - ADR	25,600	408,832

		1,179,837

Indonesia — 0.3%
Bank Negara Indonesia Persero Tbk PT	1,289,600	281,663

Ireland — 0.2%
Covidien Plc	4,700	203,322

Israel — 0.7%
Teva Pharmaceutical Industries Ltd. - ADR	11,400	576,384

Italy — 1.1%
A2A SpA	136,800	269,379
Fiat SpA(a)	31,500	406,386
Intesa Sanpaolo SpA(a)	54,400	241,368

		917,133

Japan — 5.0%
Amada Co. Ltd.	74,800	502,225
Fujitsu Ltd.	28,500	185,891
Honda Motor Co. Ltd.	10,100	306,735
ITOCHU Corp.	97,500	642,890
Kawasaki Kisen Kaisha Ltd.(a)	87,000	321,267
Kenedix Realty Investment Corp.	30	112,285
Mitsubishi Estate Co. Ltd.	6,100	95,427
Mitsui & Co. Ltd.	40,900	532,097
Mitsui Fudosan Co. Ltd.	6,000	101,031
Nippon Residential Investment Corp.	40	102,650
Nippon Steel Corp.	76,500	278,485
Sumitomo Mitsui Financial Group, Inc.	5,100	176,778
Toyo Suisan Kaisha Ltd.	14,200	384,216
Toyota Motor Corp.	10,200	405,659

		4,147,636

Luxembourg — 0.8%
ArcelorMittal	10,800	402,704

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ADR	American Depositary Receipts	GDR	Global Depositary Receipts
	AUD	Australian Dollar	HKD	Hong Kong Dollar
	CAD	Canadian Dollar	JPY	Japanese Yen
	CHF	Swiss Francs	NOK	Norwegian Krone
	CZK	Czechoslovakian Krone	NZD	New Zealand Dollar
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Luxembourg (concluded)
Millicom International Cellular SA(a)	3,700	$269,138

		671,842

Malaysia — 0.3%
CIMB Group Holdings Berhad	74,000	236,743

Mexico — 0.5%
Fomento Economico Mexicano SAB de CV - ADR	10,800	410,940

Netherlands — 1.6%
Aegon NV(a)	74,800	639,630
Corio NV	3,700	255,739
Randstad Holding NV(a)	10,700	463,529

		1,358,898

New Zealand — 0.5%
Telecom Corp. of New Zealand Ltd.	207,400	397,949

Russia — 1.1%
Lukoil OAO - ADR	9,900	543,015
Vimpel-Communications - ADR(a)	18,000	336,600

		879,615

Singapore — 1.8%
CapitaLand Ltd.	79,500	208,456
DBS Group Holdings Ltd.	24,000	225,272
Singapore Telecommunications Ltd.	160,400	368,587
United Overseas Bank Ltd.	24,300	288,190
Wilmar International Ltd.	92,700	412,939

		1,503,444

South Africa — 0.7%
Naspers Ltd. - N Shares	17,000	581,936

South Korea — 1.8%
GS Engineering & Construction Corp.	6,100	474,845
Korea Zinc Co. Ltd.	2,700	400,229
Samsung Electronics Co. Ltd.	900	621,351

		1,496,425

Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	20,100	358,072
Banco Santander SA	17,400	281,088
Inditex SA	8,900	511,785
Telefonica SA	15,700	434,374

		1,585,319

Sweden — 0.5%
Nordea Bank AB	41,700	421,537

Switzerland — 5.8%
Alcon, Inc.	3,300	457,611
Nestle SA	17,800	759,894
Novartis AG	16,500	828,808
Roche Holding AG	5,100	824,612
Swiss Reinsurance Co. Ltd.	6,800	308,329
Transocean Ltd.(a)	4,700	401,991
Tyco International Ltd.	11,200	386,176
UBS AG(a)	7,400	135,678
Xstrata Plc(a)	29,100	429,157
Zurich Financial Services AG	1,100	262,290

		4,794,546

Taiwan — 1.4%
ASUSTeK Computer, Inc.	287,522	491,794
Chang Hwa Commercial Bank	312,600	142,854
Mega Financial Holding Co. Ltd.	446,900	281,690
Siliconware Precision Industries Co. - ADR	37,400	268,532

		1,184,870

Thailand — 0.2%
Bangkok Bank Public Co. Ltd.	49,300	175,144

United Kingdom — 7.0%
Aviva Plc	48,800	350,821
Barclays Plc(a)	50,300	298,096
BG Group Plc	26,100	454,899
GlaxoSmithKline Plc	38,300	755,161
HSBC Holdings Plc	44,400	508,405
Imperial Tobacco Group Plc	19,000	550,436
Legal & General Group Plc	214,700	302,803
Persimmon Plc(a)	25,900	189,622
Prudential Plc	38,900	374,914
Standard Chartered Plc	10,500	259,365
Tesco Plc	88,000	563,348
Unilever Plc	15,300	437,182
Vodafone Group Plc - ADR	15,900	357,750
WPP Plc	45,500	391,341

		5,794,143

United States — 43.2%
Abbott Laboratories	8,300	410,601
AK Steel Holding Corp.	18,800	370,924
Alcoa, Inc.	46,100	604,832
Alpha Natural Resources, Inc.(a)	12,700	445,770
American Electric Power Co., Inc.	12,200	378,078
Ameriprise Financial, Inc.	12,900	468,657
Amgen, Inc.(a)	6,800	409,564
Analog Devices, Inc.	13,900	383,362
Apache Corp.	4,500	413,235
Apple, Inc.(a)	2,800	519,036
Applied Materials, Inc.	29,100	389,940
Boston Properties, Inc.	2,600	170,430
Bristol-Myers Squibb Co.	21,500	484,180
Bunge Ltd.	5,800	363,138
CBS Corp. - Class B	36,100	435,005
Celanese Corp. - Series A	14,200	355,000
Celgene Corp.(a)	4,000	223,600
The Charles Schwab Corp.	17,200	329,380
Chesapeake Energy Corp.	13,100	372,040
Chevron Corp.	12,300	866,289
Cisco Systems, Inc.(a)	28,800	677,952
Citigroup, Inc.	71,000	343,640
ConAgra Foods, Inc.	12,600	273,168
CONSOL Energy, Inc.	9,900	446,589
Dominion Resources, Inc.	10,100	348,450
eBay, Inc.(a)	34,400	812,184
Energizer Holdings, Inc.(a)	5,600	371,504
EOG Resources, Inc.	7,300	609,623
Federal Realty Investment Trust	3,700	227,069
General Electric Co.	36,900	605,898
General Mills, Inc.	6,800	437,784
Gilead Sciences, Inc.(a)	8,800	409,904
Google, Inc. - Class A(a)	1,000	495,850
Halliburton Co.	16,200	439,344
The Hartford Financial Services Group, Inc.	9,000	238,500
Helmerich & Payne, Inc.	9,200	363,676
Hewlett-Packard Co.	14,300	675,103
Hudson City Bancorp, Inc.	16,400	215,660
Intel Corp.	23,400	457,938
International Business Machines Corp.	4,600	550,206

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Invesco Ltd.	18,300	$416,508
Johnson & Johnson	5,800	353,162
JPMorgan Chase & Co.	5,900	258,538
KLA-Tencor Corp.	15,100	541,486
Kohl’s Corp.(a)	11,000	627,550
Las Vegas Sands Corp.(a)	14,000	235,760
LaSalle Hotel Properties	14,400	283,104
Lincoln National Corp.	16,000	414,560
Mack-Cali Realty Corp.	7,000	226,310
Macy’s, Inc.	18,700	342,023
Manpower, Inc.	6,300	357,273
Marathon Oil Corp.	19,300	615,670
Medco Health Solutions, Inc.(a)	5,800	320,798
Medtronic, Inc.	7,600	279,680
MetLife, Inc.	10,100	384,507
Microsoft Corp.	22,400	579,936
Monster Worldwide, Inc.(a)	28,100	491,188
Morgan Stanley	13,200	407,616
Newmont Mining Corp.	11,200	493,024
NII Holdings, Inc.(a)	10,700	320,786
NIKE, Inc. - Class B	6,500	420,550
Oracle Corp.	16,700	348,028
People’s United Financial, Inc.	12,500	194,500
PepsiCo, Inc.	9,300	545,538
Pfizer, Inc.	45,300	749,715
Piper Jaffray Cos.(a)	4,200	200,424
Prudential Financial, Inc.	7,500	374,325
QUALCOMM, Inc.	7,800	350,844
Ralcorp Holdings, Inc.(a)	6,100	356,667
Sempra Energy	2,400	119,544
SPX Corp.	9,400	575,938
State Street Corp.	4,800	252,480
Stryker Corp.	8,900	404,327
SunTrust Banks, Inc.	13,700	308,935
T. Rowe Price Group, Inc.	6,300	287,910
Texas Instruments, Inc.	20,100	476,169
The Travelers Cos., Inc.	9,000	443,070
U.S. Bancorp	7,500	163,950
United States Steel Corp.	10,100	448,137
Urban Outfitters, Inc.(a)	14,500	437,465
Virgin Media, Inc.	30,500	424,560
Wabtec Corp.	10,500	394,065
The Walt Disney Co.	17,300	475,058
WellPoint, Inc.(a)	3,700	175,232
Wells Fargo & Co.	13,400	377,612
Weyerhaeuser Co.	10,700	392,155
XTO Energy, Inc.	10,800	446,256
Yum! Brands, Inc.	8,400	283,584

		35,769,620

Total Common Stocks (Cost — $69,799,911) — 95.1%		78,763,764

Rights — 0.0%
BNP Paribas, Expiring 10/13/09(a)	4,800	10,396

Total Long-Term Investments (Cost — $69,799,911) — 95.1%		78,774,160

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22% (b)(c) (Cost — $2,555,283) — 3.1%	2,555,283	2,555,283

Total Investments (Cost — $72,355,194*) — 98.2%		81,329,443
Other Assets in Excess of Liabilities — 1.8%		1,449,290

Net Assets — 100.0%		$82,778,733

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$73,564,583

Gross unrealized appreciation	$9,831,557
Gross unrealized depreciation	(2,066,697)

Net unrealized appreciation	$7,764,860

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$2,555,283	$6,352

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	107,000	USD	98,183	Citibank, N.A.	10/01/09	$1,756
CHF	61,000	USD	58,688	Citibank, N.A.	10/01/09	176
CAD	83,000	USD	77,296	Barclays Bank, Plc	10/02/09	227
USD	55,329	CHF	57,000	Barclays Bank, Plc	10/02/09	(326)
USD	89,229	CAD	95,000	Barclays Bank, Plc	10/09/09	497
AUD	633,000	USD	550,776	Citibank, N.A.	10/28/09	6,391
AUD	250,000	USD	207,742	UBS Securities, Inc.	10/28/09	12,308
AUD	870,000	USD	750,549	Citibank, N.A.	10/28/09	15,226
AUD	2,044,000	USD	1,683,070	Citibank, N.A.	10/28/09	116,060
CAD	119,000	USD	110,763	Citibank, N.A.	10/28/09	390
CAD	230,000	USD	212,908	Deutsche Bank AG	10/28/09	1,925
CAD	474,000	USD	431,564	Deutsche Bank AG	10/28/09	11,178
DKK	1,284,000	USD	244,847	Citibank, N.A.	10/28/09	7,447
EUR	2,230,000	USD	3,168,852	Barclays Bank, Plc	10/28/09	94,368
GBP	335,000	USD	552,327	Deutsche Bank AG	10/28/09	(17,016)

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	232,000	USD	383,112	Citibank, N.A.	10/28/09	$(12,389)
GBP	204,000	USD	334,751	Deutsche Bank AG	10/28/09	(8,771)
HKD	3,192,000	USD	412,036	Barclays Bank, Plc	10/28/09	(96)
JPY	26,207,000	USD	289,466	Deutsche Bank AG	10/28/09	2,540
JPY	15,363,000	USD	168,272	Deutsche Bank AG	10/28/09	2,907
JPY	14,581,000	USD	158,279	Deutsche Bank AG	10/28/09	4,187
JPY	20,349,000	USD	221,032	Deutsche Bank AG	10/28/09	5,703
JPY	100,000,000	USD	1,107,983	Citibank, N.A.	10/28/09	6,247
JPY	23,745,000	USD	255,674	Deutsche Bank AG	10/28/09	8,900
JPY	112,601,000	USD	1,195,340	Citibank, N.A.	10/28/09	59,295
NOK	1,203,000	USD	207,720	UBS Securities, Inc.	10/28/09	374
NOK	1,491,000	USD	257,141	Citibank, N.A.	10/28/09	773
NOK	1,302,000	USD	215,821	Citibank, N.A.	10/28/09	9,398
SEK	4,531,000	USD	633,693	Deutsche Bank AG	10/28/09	16,385
USD	565,393	AUD	655,000	Citibank, N.A.	10/28/09	(11,139)
USD	178,350	CAD	194,000	Citibank, N.A.	10/28/09	(2,857)
USD	157,102	CAD	171,000	Deutsche Bank AG	10/28/09	(2,622)
USD	98,185	CAD	107,000	Citibank, N.A.	10/28/09	(1,759)
USD	152,495	CAD	164,000	Citibank, N.A.	10/28/09	(690)
USD	77,297	CAD	83,000	Barclays Bank, Plc	10/28/09	(230)
USD	295,783	CHF	315,500	Citibank, N.A.	10/28/09	(8,738)
USD	112,107	CHF	119,000	Citibank, N.A.	10/28/09	(2,752)
USD	52,528	CHF	56,000	Citibank, N.A.	10/28/09	(1,523)
USD	55,339	CHF	57,000	Barclays Bank, Plc	10/28/09	322
USD	277,487	EUR	194,500	Citibank, N.A.	10/28/09	(7,130)
USD	198,628	EUR	139,000	Deutsche Bank AG	10/28/09	(4,775)
USD	1,633,971	EUR	1,115,000	Citibank, N.A.	10/28/09	(2,361)
USD	81,258	EUR	57,000	Citibank, N.A.	10/28/09	(2,152)
USD	291,871	EUR	200,000	Citibank, N.A.	10/28/09	(795)
USD	647,705	EUR	442,000	Deutsche Bank AG	10/28/09	914
USD	168,674	EUR	114,000	Deustche Bank AG	10/28/09	1,854
USD	946,254	EUR	642,000	Citibank, N.A.	10/28/09	6,797
USD	239,297	GBP	147,000	Citibank, N.A.	10/28/09	4,399
USD	112,287	JPY	10,420,000	UBS Securities, Inc.	10/28/09	(3,816)
USD	95,367	JPY	8,825,000	Citibank, N.A.	10/28/09	(2,964)
USD	84,363	JPY	7,746,000	Citibank, N.A.	10/28/09	(1,945)
USD	65,182	JPY	6,014,000	Citibank, N.A.	10/28/09	(1,828)
USD	83,354	NZD	124,000	Citibank, N.A.	10/28/09	(6,024)
USD	584,911	SGD	846,000	Citibank, N.A.	10/28/09	(15,529)

Total						$278,717

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Belgium	—	$472,442	—	$472,442
Brazil	$727,783	—	—	727,783
Canada	3,287,572	—	—	3,287,572
Cayman Islands	317,578	—	—	317,578
China	791,355	714,053	—	1,505,408
Denmark	—	213,840	—	213,840
Finland	—	377,731	—	377,731
France	—	4,004,989	—	4,004,989
Germany	390,960	1,969,642	—	2,360,602
Hong Kong	—	926,873	—	926,873
India	408,832	771,005	—	1,179,837
Indonesia	—	281,663	—	281,663
Ireland	203,322	—	—	203,322
Israel	576,384	—	—	576,384
Italy	—	917,133	—	917,133
Japan	405,659	3,741,977	—	4,147,636
Luxembourg	269,138	402,704	—	671,842
Malaysia	—	236,743	—	236,743
Mexico	410,940	—	—	410,940
Netherlands	—	1,358,898	—	1,358,898
New Zealand	—	397,949	—	397,949

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (concluded)	Global Opportunities Portfolio

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Russia	$879,615	—	—	$879,615
Singapore	—	$1,503,444	—	1,503,444
South Africa	—	581,936	—	581,936
South Korea	—	1,496,425	—	1,496,425
Spain	—	1,585,319	—	1,585,319
Sweden	—	421,537	—	421,537
Switzerland	1,245,778	3,548,768	—	4,794,546
Taiwan	268,532	916,338	—	1,184,870
Thailand	—	175,144	—	175,144
United Kingdom	357,750	5,436,393	—	5,794,143
United States	35,769,620	—	—	35,769,620
Rights	10,396	—	—	10,396
Short-Term Securities	2,555,283	—	—	2,555,283
Other Financial Instruments[1] :
Assets:	—	398,944	—	398,944
Liabilities:	—	(120,227)	—	(120,227)

Total	$48,876,497	$32,731,663	—	$81,608,160

1	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 17.6%
3SBio, Inc. - ADR(a)	158,900	$1,747,900
Abraxis Bioscience, Inc.(a)	24,200	880,396
Alexion Pharmaceuticals, Inc.(a)	366,300	16,315,002
Amgen, Inc.(a)	479,310	28,868,841
Amylin Pharmaceuticals, Inc.(a)(b)	1,060,200	14,514,138
ARIAD Pharmaceuticals, Inc.(a)	117,500	260,850
BioMarin Pharmaceutical, Inc.(a)(b)	487,409	8,812,355
Celera Corp.(a)	1,005,980	6,267,255
Celgene Corp.(a)	286,100	15,992,990
Dendreon Corp.(a)(b)	784,000	21,944,160
Gilead Sciences, Inc.(a)	366,200	17,057,596
Human Genome Sciences, Inc.(a)(b)	166,200	3,127,884
Immunogen, Inc.(a)	79,300	643,123
Incyte Corp.(a)(b)	190,400	1,285,200
Medivation, Inc.(a)	171,100	4,643,654
Momenta Pharmaceuticals, Inc.(a)	51,100	542,171
Nanosphere, Inc.(a)	87,100	623,636
Pharmasset, Inc.(a)	78,300	1,655,262
Talecris Biotherapeutics Holdings Corp.(a)	253,600	4,818,400
Vertex Pharmaceuticals, Inc.(a)	558,520	21,167,908

		171,168,721

Food & Staples Retailing — 1.9%
CVS Caremark Corp.	506,480	18,101,595

Health Care Equipment & Supplies — 24.6%
Alcon, Inc.	293,250	40,664,978
Beckman Coulter, Inc.	81,430	5,613,784
C.R. Bard, Inc.	96,100	7,554,421
CareFusion Corp.(a)	115,300	2,513,540
Cie Generale d’Optique Essilor International SA	225,100	12,853,771
The Cooper Cos., Inc.	288,400	8,574,132
Covidien Plc	535,770	23,177,410
DENTSPLY International, Inc.(b)	281,800	9,733,372
DiaSorin SpA	243,900	8,200,938
Edwards Lifesciences Corp.(a)	72,200	5,047,502
Elekta AB - B Shares	312,600	6,066,465
Gen-Probe, Inc.(a)	67,600	2,801,344
Given Imaging Ltd.	75,200	1,121,232
Hill-Rom Holdings, Inc.	471,200	10,262,736
Medtronic, Inc.	432,860	15,929,248
Mindray Medical International Ltd. - ADR(b)	245,800	8,022,912
Smith & Nephew Plc	970,100	8,712,057
Sonova Holding AG	145,200	14,691,617
Stryker Corp.	206,100	9,363,123
Varian Medical Systems, Inc.(a)	265,800	11,198,154
Wright Medical Group, Inc.(a)	298,400	5,329,424
Zimmer Holdings, Inc.(a)	364,900	19,503,905
ZOLL Medical Corp.(a)	118,573	2,551,691

		239,487,756

Health Care Providers & Services — 14.3%
Aetna, Inc.	266,500	7,416,695
AmerisourceBergen Corp.	89,100	1,994,058
Coventry Health Care, Inc.(a)	482,000	9,620,720
DaVita, Inc.(a)	140,480	7,956,787
Express Scripts, Inc.(a)	211,210	16,385,672
Fresenius Medical Care AG & Co. KGaA	109,200	5,431,478
Henry Schein, Inc.(a)	293,300	16,105,103
McKesson Corp.	217,030	12,924,136
Medco Health Solutions, Inc.(a)	347,050	19,195,336
Patterson Cos., Inc.(a)(b)	72,400	1,972,900
UnitedHealth Group, Inc.	338,400	8,473,536
VCA Antech, Inc.(a)	309,300	8,317,077
WellPoint, Inc.(a)	483,600	22,903,296

		138,696,794

Health Care Technology — 2.6%
Allscripts-Misys Healthcare Solutions, Inc.(b)	523,800	10,617,426
Cerner Corp.(a)(b)	178,300	13,336,840
SXC Health Solutions Corp.(a)	39,800	1,862,242

		25,816,508

Life Sciences Tools & Services — 9.7%
Gerresheimer AG	110,900	3,484,343
Life Technologies Corp.(a)	275,800	12,838,490
Millipore Corp.(a)	192,000	13,503,360
PerkinElmer, Inc.	1,044,800	20,101,952
QIAGEN NV(a)(b)	924,010	19,662,933
Tecan Group AG	151,100	9,363,095
Thermo Fisher Scientific, Inc.(a)	344,700	15,053,049

		94,007,222

Pharmaceuticals — 27.5%
Abbott Laboratories	492,390	24,358,533
Allergan, Inc.	298,600	16,948,536
ARYx Therapeutics, Inc.(a)	122,000	381,860
Auxilium Pharmaceuticals, Inc.(a)(b)	126,600	4,330,986
BioForm Medical, Inc.(a)	79,600	284,968
Bristol-Myers Squibb Co.	1,142,400	25,726,848
Cypress Bioscience, Inc.(a)	20,300	165,851
GlaxoSmithKline Plc	1,024,300	20,196,125
Johnson & Johnson	433,040	26,367,806
MAP Pharmaceuticals, Inc.(a)	76,500	800,190
Merck & Co., Inc.(b)	649,100	20,531,033
Mylan, Inc.(a)(b)	311,000	4,979,110
Novartis AG	489,700	24,598,014
Novartis AG - ADR	120,540	6,072,805
Novo Nordisk A/S - Class B	98,100	6,169,902
Pfizer, Inc.	2,197,240	36,364,322
Roche Holding AG	188,300	30,445,980
Shire Plc - ADR	139,800	7,310,142
Teva Pharmaceutical Industries Ltd. - ADR	214,660	10,853,210

		266,886,221

Total Long-Term Investments (Cost — $810,341,880) — 98.2%		954,164,817

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(c)(d)	12,271,017	12,271,017
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)	113,924,650	113,924,650

Total Short-Term Securities (Cost — $126,195,667) — 13.0%		126,195,667

Total Investments (Cost — $936,537,547*) — 111.2%		1,080,360,484
Liabilities in Excess of Other Assets — (11.2)%		(109,194,575)

Net Assets — 100.0%		$971,165,909

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Schedule of Investments (concluded)	Health Sciences Opportunities Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$948,823,492

Gross unrealized appreciation	$142,025,443
Gross unrealized depreciation	(10,488,451)

Net unrealized appreciation	$131,536,992

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(17,728,983)	$352,035
BlackRock Liquidity Series, LLC Money Market Series	$35,762,550	$214,582

(e)	Security purchased with the cash collateral from securities loans.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	6,830,000	USD	6,629,781	Barclays Bank, Plc	10/02/09	$(39,025)
USD	52,637,207	CHF	56,116,000	Citibank, N.A.	10/28/09	(1,526,014)
USD	1,591,238	CHF	1,656,000	Citibank, N.A.	10/28/09	(7,135)
USD	13,365,436	CHF	13,850,000	Citibank, N.A.	10/28/09	(2,598)
USD	6,630,946	CHF	6,830,000	Barclays Bank, Plc	10/28/09	38,623
USD	2,963,622	DKK	15,542,000	Citibank, N.A.	10/28/09	(90,231)
USD	26,707,884	EUR	18,795,000	Barclays Bank, Plc	10/28/09	(795,358)
USD	328,449	EUR	225,000	Citibank, N.A.	10/28/09	(800)
USD	175,396	EUR	119,000	Citibank, N.A.	10/28/09	1,260
USD	755,271	GBP	456,000	Citibank, N.A.	10/28/09	26,609
USD	4,430,549	GBP	2,665,000	Citibank, N.A.	10/28/09	172,029
USD	23,655,192	GBP	14,345,000	Citibank, N.A.	10/28/09	732,685
USD	4,416,269	SEK	31,556,000	Citibank, N.A.	10/28/09	(111,179)
USD	149,067	SEK	1,043,000	Citibank, N.A.	10/28/09	(576)
USD	1,251,952	EUR	857,000	Citibank, N.A.	10/29/09	(2,119)

Total						$(1,603,829)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Biotechnology	$171,168,721	—	—	$171,168,721
Food & Staples Retailing	18,101,595	—	—	18,101,595
Health Care Equipment & Supplies	188,962,908	$50,524,848	—	239,487,756
Health Care Providers & Services	133,265,316	5,431,478	—	138,696,794
Health Care Technology	25,816,508	—	—	25,816,508
Life Sciences Tools & Services	81,159,784	12,847,438	—	94,007,222
Pharmaceuticals	185,476,200	81,410,021	—	266,886,221
Short-Term Securities	12,271,017	113,924,650	—	126,195,667
Other Financial Instruments[1] :
Assets:	—	971,206	—	971,206
Liabilities:	—	(2,575,035)	—	(2,575,035)

Total	$816,222,049	$262,534,606	—	$1,078,756,655

1	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.8%
Australia & New Zealand Banking Group Ltd.	362,200	$7,758,605
Commonwealth Bank of Australia	157,600	7,159,206
National Australia Bank Ltd.	275,700	7,460,578
Santos Ltd.	397,700	5,321,241

		27,699,630

Austria — 0.3%
Erste Group Bank AG	103,000	4,631,147

Belgium — 1.1%
Anheuser-Busch InBev NV	187,600	8,604,872
Umicore	279,200	8,389,732

		16,994,604

Bermuda — 0.2%
Catlin Group Ltd.	471,900	2,653,282

Brazil — 1.6%
Banco Bradesco SA - Preference Shares	258,600	5,160,030
BM&FBOVESPA SA	474,500	3,505,986
Companhia Energetica de Minas Gerais - CEMIG - ADR(a)	348,805	5,301,836
Hypermarcas SA(b)	384,800	7,602,168
Itau Unibanco Holding SA	192,790	3,895,847

		25,465,867

Canada — 9.4%
Advantage Oil & Gas Ltd.	944,000	6,674,525
Bank of Nova Scotia	142,600	6,509,001
Barrick Gold Corp.	189,900	7,190,535
Canadian Natural Resources Ltd.	177,200	11,966,151
Canadian Oil Sands Trust	445,800	12,803,764
Eldorado Gold Corp.(b)	1,116,300	12,678,474
EnCana Corp.	225,300	13,046,841
Ensign Energy Services, Inc.	263,800	4,001,412
Goldcorp, Inc.	244,000	9,795,096
Kinross Gold Corp.	453,200	9,875,455
Progress Energy Resources Corp.	656,600	8,475,423
Royal Bank of Canada	125,700	6,756,676
Suncor Energy, Inc.	276,400	9,655,219
Talisman Energy, Inc.	560,100	9,746,101
The Toronto-Dominion Bank	108,200	6,998,412
TransCanada Corp.	222,900	6,947,343
Trican Well Service Ltd.	424,500	5,511,185

		148,631,613

China — 2.3%
AirMedia Group, Inc. - ADR(b)	282,200	2,074,170
China Construction Bank Corp. - Class H	8,851,700	7,041,035
China Life Insurance Co. Ltd. - Class H	1,330,800	5,805,811
China Railway Construction Corp. Ltd. - Class H	2,832,600	3,753,206
Focus Media Holding Ltd. - ADR(a)(b)	348,700	3,849,648
Industrial & Commercial Bank of China - Class H	9,912,700	7,434,330
NetEase.com, Inc. - ADR(a)(b)	111,600	5,097,888
Noah Education Holdings Ltd. - ADR	179,030	895,150

		35,951,238

Denmark — 1.3%
A.P. Moller - Maersk A/S	1,200	8,308,745
Novo Nordisk A/S - Class B	65,300	4,106,979
TrygVesta A/S	95,200	7,308,519

		19,724,243

Finland — 0.5%
Fortum Oyj	288,700	7,418,438

France — 7.6%
AXA SA	344,600	9,354,192
BNP Paribas	86,700	6,957,895
Cap Gemini SA	148,800	7,820,287
Compagnie de Saint-Gobain	217,300	11,355,004
Compagnie Generale des Etablissements Michelin - Class B	91,300	7,189,483
Credit Agricole SA	125,600	2,636,961
Eramet SA	33,500	11,664,254
France Telecom SA	182,900	4,877,403
GDF SUEZ	181,700	8,089,797
Lafarge SA	112,500	10,087,730
PPR	62,000	7,976,758
Sanofi-Aventis SA	105,900	7,771,724
Société Generale	76,400	6,179,786
Total SA	236,900	14,081,328
Unibail-Rodamco SE	18,600	3,873,539

		119,916,141

Germany — 4.6%
Allianz SE	37,200	4,640,875
Bayerische Motoren Werke AG	223,000	10,735,110
Deutsche Bank AG	59,100	4,514,555
Deutsche Boerse AG	42,300	3,450,729
Fresenius Medical Care AG & Co. KGaA	4,900	243,720
Gerry Weber International AG	188,432	6,248,657
MAN SE	195,800	16,082,755
RWE AG	110,900	10,286,598
Salzgitter AG	56,300	5,376,851
SAP AG - ADR	156,600	7,653,042
Software AG	42,374	3,590,419

		72,823,311

Hong Kong — 3.9%
China Mobile Ltd.	667,400	6,536,678
China Resources Power Holdings Co. Ltd.	3,110,000	7,201,997
China Unicom Hong Kong Ltd.	2,406,400	3,410,143
Hang Seng Bank Ltd.	284,000	4,077,299
Hong Kong Exchanges & Clearing Ltd.	369,000	6,657,309
Huabao International Holdings Ltd.	6,295,600	6,745,356
New World Development Ltd.	3,779,400	8,095,742
REXLot Holdings Ltd.(b)	38,269,100	3,398,022
Sun Hung Kai Properties Ltd.	548,300	8,053,669
Wheelock & Co. Ltd.	1,019,900	3,332,755
Wing Hang Bank Ltd.	475,400	4,661,198

		62,170,168

India — 2.0%
Bharti Airtel Ltd.	1,105,714	9,570,244
HDFC Bank Ltd.	173,000	5,900,018
State Bank of India Ltd.	149,700	6,571,570
Sterlite Industries India Ltd. - ADR	621,200	9,920,564

		31,962,396

Indonesia — 0.5%
Bank Negara Indonesia Persero Tbk PT	39,451,300	8,616,609

Ireland — 0.4%
Covidien Plc	163,200	7,060,032

Israel — 0.7%
Teva Pharmaceutical Industries Ltd. - ADR	232,400	11,750,144

Italy — 3.1%
Assicurazioni Generali SpA	114,936	3,155,599
Benetton Group SpA	488,900	4,962,793

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy (concluded)
Enel SpA	1,154,000	$7,340,170
Fiat SpA(b)	605,800	7,815,510
Intesa Sanpaolo SpA(b)	1,906,800	8,460,312
Parmalat SpA	1,473,600	4,081,535
UniCredit SpA(b)	2,348,559	9,217,833
Unione di Banche Italiane ScpA	294,000	4,522,638

		49,556,390

Japan — 12.1%
Air Water, Inc.	509,400	5,850,798
Amada Co. Ltd.	1,456,900	9,781,983
The Chiba Bank Ltd.	754,600	4,657,559
Da Office Investment Corp.	600	1,965,344
Fujitsu Ltd.	603,800	3,938,270
Hitachi High-Technologies Corp.	188,700	3,935,991
Honda Motor Co. Ltd.	180,800	5,490,853
Hosiden Corp.	186,200	2,510,545
INPEX Corp.	1,000	8,483,751
ITOCHU Corp.	1,899,700	12,526,139
Japan Prime Realty Investment Corp.	700	1,695,494
Kamigumi Co. Ltd.	646,800	5,274,282
Kenedix Realty Investment Corp.	500	1,871,421
Kureha Corp.	450,700	2,768,327
Marubeni Corp.	2,245,100	11,276,048
Matsui Securities Co. Ltd.	416,200	3,381,708
Mitsubishi Estate Co. Ltd.	91,400	1,429,844
Mitsui Chemicals, Inc.	1,654,200	5,871,600
Mitsui Fudosan Co. Ltd.	91,500	1,540,717
Mizuho Securities Co. Ltd.	1,525,600	5,530,552
Nikon Corp.	266,300	4,850,267
Nippon Express Co. Ltd.	1,055,700	4,285,077
Nippon Steel Corp.	1,460,700	5,317,421
NSK Ltd.	1,814,000	11,210,368
Panasonic Corp.	477,400	6,986,300
Seino Holdings Corp.	649,700	5,616,522
Shimano, Inc.	152,500	6,558,921
Sumitomo Mitsui Financial Group, Inc.	106,400	3,688,069
Toyo Seikan Kaisha Ltd.	88,400	1,692,521
Toyo Suisan Kaisha Ltd.	317,000	8,577,218
Toyota Motor Corp.	192,300	7,647,869
West Japan Railway Co.	1,900	7,190,688
Yamato Kogyo Co. Ltd.	198,200	5,552,234
Zeon Corp.	2,534,600	11,587,228

		190,541,929

Luxembourg — 1.7%
ArcelorMittal	307,100	11,450,949
Millicom International Cellular SA(b)	107,300	7,805,002
SES SA	355,900	8,081,206

		27,337,157

Malaysia — 0.8%
AMMB Holdings Berhad	4,153,000	5,097,292
CIMB Group Holdings Berhad	2,469,400	7,900,189

		12,997,481

Mexico — 0.4%
Fomento Economico Mexicano SAB de CV - ADR	185,000	7,039,250

Netherlands — 3.1%
Aegon NV(b)	1,559,500	13,335,601
ASML Holding NV	277,300	8,199,761
Corio NV	29,700	2,052,824
Heineken NV	180,800	8,382,770
Qiagen NV(b)	300,400	6,365,145
Randstad Holding NV(b)	200,700	8,694,420
Wereldhave NV	13,600	1,342,031

		48,372,552

New Zealand — 0.5%
Telecom Corp. of New Zealand Ltd.	3,988,800	7,653,518

Norway — 0.4%
Yara International ASA	195,900	6,193,042

Papua New Guinea — 0.4%
Oil Search Ltd.	1,243,900	7,056,787

Philippines — 0.3%
Philippine Long Distance Telephone Co. - ADR	99,000	5,088,600

Russia — 1.8%
Lukoil OAO - ADR	193,800	10,629,930
Rosneft Oil Co. - GDR(b)	1,545,100	11,742,760
Vimpel-Communications - ADR(b)	301,300	5,634,310

		28,007,000

Singapore — 2.0%
CapitaLand Ltd.	1,554,400	4,075,767
DBS Group Holdings Ltd.	592,000	5,556,702
Singapore Telecommunications Ltd.	3,206,600	7,368,524
United Overseas Bank Ltd.	466,600	5,533,719
Wilmar International Ltd.	2,093,900	9,327,445

		31,862,157

South Africa — 0.7%
Naspers Ltd. - N Shares	303,700	10,396,109

South Korea — 4.0%
GS Engineering & Construction Corp.	110,600	8,609,483
Hyundai Development Co.	188,700	6,822,926
Korea Electric Power Corp.(b)	325,400	9,906,368
Korea Zinc Co. Ltd.	60,900	9,027,384
Korean Air Lines Co. Ltd.(b)	229,800	9,331,749
LG Electronics, Inc.	49,000	5,202,735
Samsung Electronics Co. Ltd.	21,500	14,843,377

		63,744,022

Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	382,602	6,815,878
Banco Santander SA	313,400	5,062,816
Inditex SA	127,900	7,354,750
Telefonica SA	392,600	10,862,119

		30,095,563

Sweden — 0.5%
Nordea Bank AB	745,200	7,533,085

Switzerland — 7.1%
Alcon, Inc.	60,600	8,403,402
Credit Suisse Group AG	152,500	8,484,773
Julius Baer Holding AG	151,200	7,583,474
Nestle SA	428,700	18,301,486
Novartis AG	315,400	15,842,789
Roche Holding AG	100,500	16,249,713
Sonova Holding AG	71,000	7,183,917
Swiss Reinsurance Co. Ltd.	132,100	5,989,734
UBS AG(b)	579,700	10,628,750
Xstrata Plc(b)	521,600	7,692,379

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
Zurich Financial Services AG	21,200	$5,055,053

		111,415,470

Taiwan — 3.7%
ASUSTeK Computer, Inc.	4,847,415	8,291,305
AU Optronics Corp. - ADR(a)	772,058	7,473,522
China Airlines Ltd.(b)	20,172,415	6,732,380
Chunghwa Telecom Co. Ltd. - ADR(a)	363,760	6,562,230
Mega Financial Holding Co. Ltd.	7,740,300	4,878,864
Polaris Securities Co. Ltd.(b)	7,738,704	4,540,090
Siliconware Precision Industries Co. - ADR(a)	1,028,900	7,387,502
Taishin Financial Holdings Co. Ltd.(b)	8	4
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR(a)	727,800	7,976,688
Yuanta Financial Holding Co. Ltd.	5,780,500	4,260,021

		58,102,606

Thailand — 0.2%
Bangkok Bank Public Co. Ltd.	1,046,800	3,723,860

United Kingdom — 13.5%
Aberdeen Asset Management Plc	695,400	1,672,126
Anglo American Plc(b)	274,900	8,772,217
ARM Holdings Plc	3,363,400	7,746,813
Aviva Plc	881,000	6,333,475
Barclays Plc(b)	1,797,500	10,652,630
BG Group Plc	682,000	11,886,627
British Airways Plc(b)	2,872,700	10,161,256
Britvic Plc	1,451,100	8,184,880
Dana Petroleum Plc(b)	188,500	4,239,156
Domino’s Pizza UK & IRL Plc	1,507,400	7,042,516
GlaxoSmithKline Plc	828,800	16,341,451
Hays Plc	2,573,500	4,286,285
HSBC Holdings Plc	1,500,099	17,176,964
ICAP Plc	403,100	2,732,254
Imperial Tobacco Group Plc	344,150	9,970,138
Inchcape Plc(b)	16,820,900	7,573,115
InterContinental Hotels Group Plc	367,704	4,771,562
Legal & General Group Plc	4,216,900	5,947,317
Next Plc	268,600	7,707,991
Persimmon Plc(b)	739,100	5,411,191
Prudential Plc	685,900	6,610,625
Rightmove Plc	688,259	6,114,622
Standard Chartered Plc	227,000	5,607,235
Tesco Plc	1,090,300	6,979,760
Unilever Plc	343,600	9,818,020
Vodafone Group Plc	3,048,000	6,847,196
Vodafone Group Plc - ADR(a)	211,300	4,754,250
WPP Plc	891,400	7,666,840

		213,008,512

United States — 1.0%
NII Holdings, Inc.(b)	280,700	8,415,386
Virgin Media, Inc.	582,300	8,105,616

		16,521,002

Total Common Stocks — 97.4%		1,539,714,955

Rights — 0.0%
BNP Paribas, Expiring 10/13/09 (b)	86,700	187,772

Warrant — 0.0%
Unione di Banche Italiane ScpA (issued/exercisable 5/18/09, 1 share for 20 warrants, expiring 6/30/11, strike price 12.30 EUR)(b)	261,800	31,185

Total Long-Term Investments (Cost — $1,302,428,070) — 97.4%		1,539,933,912

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(c)(d)	46,629,861	46,629,861
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(c)(d)(e)	28,573,500	28,573,500

Total Short-Term Securities (Cost — $75,203,361) — 4.8%		75,203,361

Total Investments (Cost — $1,377,631,431*) — 102.2%		1,615,137,273
Liabilities in Excess of Other Assets — (2.2)%		(34,000,260)

Net Assets — 100.0%		$1,581,137,013

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,392,854,276

Gross unrealized appreciation	$247,226,968
Gross unrealized depreciation	(24,943,971)

Net unrealized appreciation	$222,282,997

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$16,629,861	$564,101
BlackRock Liquidity Series, LLC Money Market Series	$16,762,400	$49,335

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	388,000	USD	356,028	Citibank, N.A.	10/01/09	$6,368
CAD	1,312,000	USD	1,221,829	Barclays Bank, Plc	10/02/09	3,595
CHF	1,629,000	USD	1,581,246	Barclays Bank, Plc	10/02/09	(9,308)
DKK	10,862,000	USD	2,140,422	Citibank, N.A.	10/02/09	(5,196)
EUR	1,734,000	USD	2,528,172	Citibank, N.A.	10/02/09	9,291
GBP	3,338,000	USD	5,345,139	Barclays Bank, Plc	10/02/09	(10,485)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Schedule of Investments (continued)	International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	3,118,000	USD	613,391	Citibank, N.A.	10/05/09	$(462)
EUR	5,574,000	USD	8,161,991	Barclays Bank, Plc	10/05/09	(5,236)
AUD	2,165,000	USD	1,865,927	Citibank, N.A.	10/09/09	42,644
CZK	98,352,000	USD	5,764,659	Citibank, N.A.	10/09/09	(64,469)
EUR	1,954,000	USD	2,885,275	Citibank, N.A.	10/09/09	(25,893)
USD	3,460,592	CAD	3,766,000	Citibank, N.A.	10/09/09	(56,950)
USD	7,966,837	CAD	8,560,000	Citibank, N.A.	10/09/09	(28,427)
USD	930,535	CAD	991,000	Citibank, N.A.	10/09/09	4,915
USD	15,427,258	CAD	16,425,000	Barclays Bank, Plc	10/09/09	85,877
USD	4,279,322	CZK	74,628,000	Citibank, N.A.	10/09/09	(45,895)
USD	6,194,684	DKK	31,613,000	Citibank, N.A.	10/09/09	(18,837)
AUD	2,361,000	USD	2,084,055	Citibank, N.A.	10/28/09	(1,181)
AUD	11,618,000	USD	10,108,880	Citibank, N.A.	10/28/09	117,291
AUD	7,600,000	USD	6,524,372	Deutsche Bank AG	10/28/09	165,153
AUD	5,324,000	USD	4,423,179	UBS AG	10/28/09	263,009
AUD	32,510,000	USD	28,046,377	Citibank, N.A.	10/28/09	568,944
AUD	12,985,000	USD	10,790,145	UBS AG	10/28/09	639,259
AUD	30,000,000	USD	24,702,600	Citibank, N.A.	10/28/09	1,703,418
CAD	1,264,000	USD	1,182,071	Deutsche Bank AG	10/28/09	(1,424)
CAD	14,683,000	USD	13,368,478	Deutsche Bank AG	10/28/09	346,267
DKK	3,495,000	USD	666,464	Citibank, N.A.	10/28/09	20,270
EUR	30,515,000	USD	44,718,053	Citibank, N.A.	10/28/09	(64,613)
EUR	10,000,000	USD	14,569,900	Goldman Sachs Bank USA	10/28/09	63,375
EUR	74,520,000	USD	105,893,668	Barclays Bank, Plc	10/28/09	3,153,501
GBP	10,130,000	USD	16,762,314	Bank of New York	10/28/09	(575,141)
GBP	6,264,000	USD	10,278,829	Deutsche Bank AG	10/28/09	(269,308)
GBP	3,800,000	USD	6,275,115	Citibank, N.A.	10/28/09	(202,928)
HKD	117,973,000	USD	15,227,146	Citibank, N.A.	10/28/09	(2,265)
HKD	749,000	USD	96,660	Citibank, N.A.	10/28/09	1
JPY	62,959,000	USD	698,283	Citibank, N.A.	10/28/09	3,225
JPY	35,253,000	USD	379,587	Deutsche Bank AG	10/28/09	13,213
JPY	477,297,000	USD	5,271,926	Deutsche Bank AG	10/28/09	46,261
JPY	1,500,000,000	USD	16,619,744	Citibank, N.A.	10/28/09	93,710
JPY	735,538,000	USD	8,056,408	Deutsche Bank AG	10/28/09	139,178
JPY	754,728,000	USD	8,197,889	Deutsche Bank AG	10/28/09	211,518
JPY	1,095,829,000	USD	11,895,372	Deutsche Bank AG	10/28/09	314,686
NOK	15,689,000	USD	2,708,998	UBS AG	10/28/09	4,875
NOK	19,195,000	USD	3,310,413	Citibank, N.A.	10/28/09	9,926
NOK	15,909,000	USD	2,637,095	Citibank, N.A.	10/28/09	114,833
SEK	143,489,000	USD	20,067,971	Deutsche Bank AG	10/28/09	518,890
USD	30,423,308	AUD	35,245,000	Citibank, N.A.	10/28/09	(599,362)
USD	1,352,468	AUD	1,617,000	Citibank, N.A.	10/28/09	(70,816)
USD	2,079,788	AUD	2,361,000	Citibank, N.A.	10/28/09	1,635
USD	3,809,161	CAD	4,202,000	Citibank, N.A.	10/28/09	(115,742)
USD	10,367,778	CAD	11,200,000	Citibank, N.A.	10/28/09	(93,649)
USD	3,300,979	CAD	3,593,000	Deutsche Bank AG	10/28/09	(55,084)
USD	4,061,046	CAD	4,397,000	Citibank, N.A.	10/28/09	(45,998)
USD	889,910	CAD	968,000	Citibank, N.A.	10/28/09	(14,257)
USD	356,035	CAD	388,000	Citibank, N.A.	10/28/09	(6,379)
USD	1,221,853	CAD	1,312,000	Barclays Bank, Plc	10/28/09	(3,629)
USD	830,874	CAD	891,000	Citibank, N.A.	10/28/09	(1,370)
USD	12,161,262	CHF	12,965,000	Citibank, N.A.	10/28/09	(352,569)
USD	3,013,929	CHF	3,200,000	Citibank, N.A.	10/28/09	(74,714)
USD	1,581,524	CHF	1,629,000	Barclays Bank, Plc	10/28/09	9,212
USD	2,560,902	DKK	13,329,000	Citibank, N.A.	10/28/09	(58,117)
USD	613,165	DKK	3,118,000	Citibank, N.A.	10/28/09	508
USD	2,139,508	DKK	10,862,000	Citibank, N.A.	10/28/09	5,230
USD	10,326,546	EUR	7,236,000	Citibank, N.A.	10/28/09	(262,092)
USD	5,241,578	EUR	3,674,000	Citibank, N.A.	10/28/09	(134,687)
USD	4,513,389	EUR	3,166,000	Citibank, N.A.	10/28/09	(119,506)
USD	29,176,886	EUR	19,993,000	Citibank, N.A.	10/28/09	(79,422)
USD	7,735,337	EUR	5,299,000	Citibank, N.A.	10/28/09	(18,835)
USD	589,089	EUR	402,000	Deutsche Bank AG	10/28/09	831
USD	8,161,857	EUR	5,574,000	Barclays Bank, Plc	10/28/09	5,269
USD	10,059,470	EUR	6,825,000	Citibank, N.A.	10/28/09	72,259
USD	2,392,687	GBP	1,501,500	Citibank, N.A.	10/28/09	(6,626)
USD	5,344,485	GBP	3,338,000	Barclays Bank, Plc	10/28/09	10,548
USD	2,485,754	GBP	1,527,000	Citibank, N.A.	10/28/09	45,694
USD	5,687,470	GBP	3,449,000	Citibank, N.A.	10/28/09	176,161
USD	8,425,229	GBP	5,155,000	Citibank, N.A.	10/28/09	187,828
USD	7,048,979	GBP	4,240,000	Citibank, N.A.	10/28/09	273,696
USD	1,629,886	HKD	12,628,000	Deutsche Bank AG	10/28/09	193
USD	21,464,844	HKD	166,286,000	Barclays Bank, Plc	10/28/09	4,980
USD	5,426,529	JPY	511,179,000	Citibank, N.A.	10/28/09	(269,182)
USD	7,055,249	JPY	652,873,000	Citibank, N.A.	10/28/09	(219,259)
USD	420	JPY	39,000	UBS AG	10/28/09	(15)
USD	2,995,615	NOK	17,740,000	Deutsche Bank AG	10/28/09	(73,039)
USD	900,765	NOK	5,451,000	Citibank, N.A.	10/28/09	(42,145)
USD	1,519,199	NZD	2,260,000	Citibank, N.A.	10/28/09	(109,787)
USD	11,194,899	SGD	16,192,000	Citibank, N.A.	10/28/09	(297,213)

Total						$4,946,025

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	International Opportunities Portfolio

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Australia	—	$27,699,630	—	$27,699,630
Austria	—	4,631,147	—	4,631,147
Belgium	—	16,994,604	—	16,994,604
Bermuda	—	2,653,282	—	2,653,282
Brazil	$25,465,867	—	—	25,465,867
Canada	148,631,613	—	—	148,631,613
China	11,916,856	24,034,382	—	35,951,238
Denmark	—	19,724,243	—	19,724,243
Finland	—	7,418,438	—	7,418,438
France	—	119,916,141	—	119,916,141
Germany	7,653,042	65,170,269	—	72,823,311
Hong Kong	—	62,170,168	—	62,170,168
India	9,920,564	22,041,832	—	31,962,396
Indonesia	—	8,616,609	—	8,616,609
Ireland	7,060,032	—	—	7,060,032
Israel	11,750,144	—	—	11,750,144
Italy	—	49,556,390	—	49,556,390
Japan	7,647,869	182,894,060	—	190,541,929
Luxembourg	7,805,002	19,532,155	—	27,337,157
Malaysia	—	12,997,481	—	12,997,481
Mexico	7,039,250	—	—	7,039,250
Netherlands	8,199,761	40,172,791	—	48,372,552
New Zealand	—	7,653,518	—	7,653,518
Norway	—	6,193,042	—	6,193,042
Papua New Guinea	—	7,056,787	—	7,056,787
Philippines	5,088,600	—	—	5,088,600
Russia	28,007,000	—	—	28,007,000
Singapore	—	31,862,157	—	31,862,157
South Africa	—	10,396,109	—	10,396,109
South Korea	—	63,744,022	—	63,744,022
Spain	—	30,095,563	—	30,095,563
Sweden	—	7,533,085	—	7,533,085
Switzerland	8,403,402	103,012,068	—	111,415,470
Taiwan	29,399,942	28,702,664	—	58,102,606
Thailand	—	3,723,860	—	3,723,860
United Kingdom	4,754,250	208,254,262	—	213,008,512
United States	16,521,002	—	—	16,521,002
Rights	187,772	—	—	187,772
Warrants	31,185	—	—	31,185
Short-Term Securities	46,629,861	28,573,500	—	75,203,361
Other Financial Instruments[1] :
Assets:	—	9,457,537	—	9,457,537
Liabilities:	—	(4,511,512)	—	(4,511,512)

Total	$392,113,014	$1,227,970,284	—	$1,620,083,298

1	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Schedule of Investments September 30, 2009	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 1.6%
Amgen, Inc.(a)	15,100	$909,473
Gilead Sciences, Inc.(a)	15,100	703,358
Vertex Pharmaceuticals, Inc.(a)	19,300	731,470

		2,344,301

Building Products — 0.5%
Asahi Glass Co. Ltd.	85,800	691,533

Communications Equipment — 11.6%
ADTRAN, Inc.	22,800	559,740
Anaren, Inc.(a)	15,600	265,200
Ciena Corp.(a)	35,700	581,196
Cisco Systems, Inc.(a)	162,400	3,822,896
F5 Networks, Inc.(a)	21,700	859,971
Juniper Networks, Inc.(a)	63,500	1,715,770
Motorola, Inc.	137,500	1,181,125
Nokia Oyj - ADR	45,300	662,286
Polycom, Inc.(a)	28,500	762,375
QUALCOMM, Inc.	79,300	3,566,914
Research In Motion Ltd.(a)	11,800	797,090
Riverbed Technology, Inc.(a)	31,800	698,328
Starent Networks Corp.(a)	17,500	444,850
Tellabs, Inc.(a)	73,600	509,312

		16,427,053

Computers & Peripherals — 16.3%
Apple, Inc.(a)	38,600	7,155,282
ASUSTeK Computer, Inc.	451,953	773,047
EMC Corp.(a)	133,500	2,274,840
Fujitsu Ltd.	52,000	339,169
Hewlett-Packard Co.	84,300	3,979,803
International Business Machines Corp.	33,300	3,983,013
NetApp, Inc.(a)(b)	48,500	1,293,980
QLogic Corp.(a)	23,300	400,760
SanDisk Corp.(a)	37,100	805,070
Seagate Technology	36,400	553,644
Teradata Corp.(a)	25,600	704,512
Western Digital Corp.(a)	25,600	935,168

		23,198,288

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	37,500	1,012,875
Portugal Telecom SGPS SA	43,700	464,302
Verizon Communications, Inc.	30,600	926,262
Vimpel-Communications - ADR (a)	65,600	1,226,720

		3,630,159

Electrical Equipment — 0.1%
A123 Systems, Inc.(a)	10,000	212,968

Electronic Equipment, Instruments & Components — 5.3%
Agilent Technologies, Inc.(a)	24,800	690,184
Amphenol Corp. - Class A	19,500	734,760
Arrow Electronics, Inc.(a)	34,400	968,360
AU Optronics Corp. - ADR	67,156	650,070
Celestica, Inc.(a)	51,500	488,220
Corning, Inc.	59,100	904,821
Hollysys Automation Technologies Ltd. (a)	102,000	967,980
Nidec Corp.	10,900	882,419
TTM Technologies, Inc.(a)	67,300	771,931
Vishay Intertechnology, Inc.(a)	50,200	396,580

		7,455,325

Health Care Equipment & Supplies — 2.3%
Alcon, Inc.	7,700	1,067,759
Boston Scientific Corp.(a)	60,400	639,636
Covidien Plc	6,700	289,842
Medtronic, Inc.	36,000	1,324,800

		3,322,037

Household Durables — 0.4%
Panasonic Corp.	42,200	617,557

Internet & Catalog Retail — 1.2%
Amazon.com, Inc.(a)	9,100	849,576
priceline.com, Inc.(a)(b)	5,200	862,264

		1,711,840

Internet Software & Services — 7.9%
Baidu, Inc. - ADR(a)	2,100	821,205
Digital River, Inc.(a)	20,000	806,400
eBay, Inc.(a)	89,200	2,106,012
Google, Inc. - Class A(a)	6,400	3,173,440
NetEase.com, Inc. - ADR(a)	14,700	671,496
Open Text Corp.(a)	27,200	1,015,376
Sina Corp.(a)	18,200	690,872
Yahoo!, Inc.(a)	112,300	2,000,063

		11,284,864

IT Services — 3.1%
Accenture Plc - Class A	27,200	1,013,744
Automatic Data Processing, Inc.	26,100	1,025,730
Cognizant Technology Solutions Corp.(a)	18,400	711,344
Computer Sciences Corp.(a)	16,500	869,715
The Western Union Co.	42,500	804,100

		4,424,633

Office Electronics — 0.5%
Konica Minolta Holdings, Inc.	70,400	664,400

Pharmaceuticals — 0.7%
Wyeth	20,100	976,458

Semiconductors & Semiconductor Equipment — 22.7%
Advanced Semiconductor Engineering, Inc.	500,100	414,155
Altera Corp.	34,000	697,340
Analog Devices, Inc.	38,200	1,053,556
Applied Materials, Inc.	135,300	1,813,020
ARM Holdings Plc	248,900	573,283
ASM Pacific Technology Ltd.	103,100	728,633
ASML Holding NV	40,600	1,200,542
Atheros Communications, Inc.(a)	32,300	856,919
Avago Technologies Ltd.(a)	20,900	356,763
Broadcom Corp. - Class A(a)	72,200	2,215,818
Cavium Networks, Inc.(a)	29,100	624,777
Disco Corp.	11,100	738,021
Fairchild Semiconductor International, Inc.(a)	72,900	745,767
Intel Corp.	217,200	4,250,604
KLA-Tencor Corp.	47,800	1,714,108
Lam Research Corp.(a)	52,200	1,783,152
Marvell Technology Group Ltd.(a)	106,000	1,716,140
MEMC Electronic Materials, Inc.(a)	45,600	758,328
Micron Technology, Inc.(a)	89,000	729,800
Netlogic Microsystems, Inc.(a)	16,900	760,500
Novellus Systems, Inc.(a)	47,900	1,004,942
NVIDIA Corp.(a)	32,500	488,475
PMC-Sierra, Inc.(a)	81,100	775,316
Samsung Electronics Co. Ltd.	1,700	1,173,662
Siliconware Precision Industries Co. - ADR	89,600	643,328
Teradyne, Inc.(a)	84,700	783,475

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Texas Instruments, Inc.	109,900	$2,603,531

Xilinx, Inc.	41,900	981,298

		32,185,253
Software — 19.4%
Adobe Systems, Inc.(a)	53,600	1,770,944
ArcSight, Inc.(a)	17,600	423,632
Ariba, Inc.(a)	69,100	801,560
AsiaInfo Holdings, Inc.(a)	38,200	762,854
Autodesk, Inc.(a)	34,600	823,480
BMC Software, Inc.(a)	33,400	1,253,502
CA, Inc.	46,100	1,013,739
Check Point Software Technologies(a)	52,000	1,474,200
Citrix Systems, Inc.(a)	43,100	1,690,813
Electronic Arts, Inc.(a)	27,500	523,875
Intuit, Inc.(a)	21,000	598,500
Manhattan Associates, Inc.(a)	13,100	264,620
McAfee, Inc.(a)	39,900	1,747,221
Microsoft Corp.	138,700	3,590,943
Oracle Corp.	134,200	2,796,728
Perfect World Co. Ltd - ADR(a)	10,500	505,050
Progress Software Corp.(a)	32,700	740,655
Red Hat, Inc.(a)	36,800	1,017,152
SAP AG - ADR	14,100	689,067
Software AG	3,900	330,454
Sybase, Inc.(a)	38,000	1,478,200
Symantec Corp.(a)	67,500	1,111,725
Synopsys, Inc.(a)	37,600	842,992
Taleo Corp. - Class A(a)	16,000	362,240
VMware, Inc. - Class A(a)	21,400	859,638

		27,473,784

Wireless Telecommunication Services — 1.2%
American Tower Corp. - Class A(a)	22,800	829,920
Bharti Airtel Ltd.	17,600	152,676
Millicom International Cellular SA(a)	9,800	712,852

		1,695,448

Total Long-Term Investments (Cost — $119,581,549) — 97.4%		138,315,901

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	4,712,245	4,712,245
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	1,019,600	1,019,600

Total Short-Term Securities (Cost — $5,731,845) — 4.1%		5,731,845

Total Investments (Cost — $125,313,394*) — 101.5%		144,047,746
Liabilities in Excess of Other Assets — (1.5)%		(2,091,018)

Net Assets — 100.0%		$141,956,728

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$131,333,033

Gross unrealized appreciation	$17,013,152
Gross unrealized depreciation	(4,298,439)

Net unrealized appreciation	$12,714,713

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$4,712,245	$14,186
BlackRock Liquidity Series, LLC Money Market Series	$615,100	$13,285

(d)	Represents the current yield as of report date.
(e)	Security purchased with the cash collateral from securities loans.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	33,756,000	USD	374,011	Citibank, N.A.	10/28/09	$2,109
USD	642,297	EUR	452,000	Barclays Bank, Plc	10/28/09	(19,128)
USD	407,308	GBP	247,000	Citibank, N.A.	10/28/09	12,616
USD	79,516	HKD	616,000	Barclays Bank, Plc	10/28/09	18
USD	2,656,327	JPY	250,226,000	Citibank, N.A.	10/28/09	(131,767)
USD	680,375	JPY	62,870,000	Citibank, N.A.	10/28/09	(20,141)
USD	277,780	JPY	26,013,500	Citibank, N.A.	10/28/09	(12,070)
USD	255,365	JPY	23,728,000	UBS AG	10/28/09	(9,020)

Total						$(177,383)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Schedule of Investments (concluded)	Science & Technology Opportunities Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Biotechnology	$2,344,301	—	—	$2,344,301
Building Products	—	$691,533	—	691,533
Communications Equipment	16,427,053	—	—	16,427,053
Computers & Peripherals	22,086,072	1,112,216	—	23,198,288
Diversified Telecommunication Services	3,165,857	464,302	—	3,630,159
Electrical Equipment	212,968	—	—	212,968
Electronic Equipment, Instruments & Components	6,572,906	882,419	—	7,455,325
Health Care Equipment & Supplies	3,322,037	—	—	3,322,037
Household Durables	—	617,557	—	617,557
Internet & Catalog Retail	1,711,840	—	—	1,711,840
Internet Software & Services	11,284,864	—	—	11,284,864
IT Services	4,424,633	—	—	4,424,633
Office Electronics	—	664,400	—	664,400
Pharmaceuticals	976,458	—	—	976,458
Semiconductors & Semiconductor Equipment	28,557,499	3,627,754	—	32,185,253
Software	27,143,330	330,454	—	27,473,784
Wireless Telecommunication Services	1,542,772	152,676	—	1,695,448
Short-Term Securities	4,712,245	$1,019,600	—	5,731,845
Other Financial Instruments[1] :
Assets:	—	14,743	—	14,743
Liabilities:	—	(192,126)	—	(192,126)

Total	$134,484,835	$9,385,528	—	$143,870,363

1	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	430,400	$13,759,888
UTi Worldwide, Inc.	359,300	5,202,664

		18,962,552

Airlines — 0.6%
US Airways Group, Inc. (a)(b)	2,824,700	13,276,090

Auto Components — 1.2%
The Goodyear Tire & Rubber Co.(a)	861,800	14,676,454
Tenneco, Inc.(a)	504,900	6,583,896
TRW Automotive Holdings Corp.(a)	259,600	4,348,300

		25,608,650

Biotechnology — 1.8%
Amylin Pharmaceuticals, Inc.(a)	700,700	9,592,583
Celera Corp.(a)	98,900	616,147
Dendreon Corp.(a)(b)	203,900	5,707,161
Vertex Pharmaceuticals, Inc.(a)	642,500	24,350,750

		40,266,641

Capital Markets — 2.9%
Ameriprise Financial, Inc.	374,500	13,605,585
Greenhill & Co., Inc.(b)	85,600	7,668,048
Invesco Ltd.	482,200	10,974,872
State Street Corp.	142,100	7,474,460
Stifel Financial Corp.(a)	205,200	11,265,480
TD Ameritrade Holding Corp.(a)	674,500	13,233,690

		64,222,135

Chemicals — 2.5%
Airgas, Inc.	428,700	20,736,219
Celanese Corp. - Series A	609,000	15,225,000
Solutia, Inc.(a)	1,603,100	18,563,898

		54,525,117

Commercial Banks — 2.5%
Comerica, Inc.(b)	327,900	9,728,793
Fifth Third Bancorp	1,065,900	10,797,567
First Horizon National Corp.(a)(b)	410,115	5,425,821
Iberiabank Corp.	171,900	7,831,764
Signature Bank(a)	259,400	7,522,600
SunTrust Banks, Inc.(b)	453,800	10,233,190
Texas Capital Bancshares, Inc.(a)	253,200	4,263,888

		55,803,623

Commercial Services & Supplies — 0.4%
The GEO Group, Inc.(a)	463,200	9,342,744

Communications Equipment — 3.1%
ADTRAN, Inc.	242,100	5,943,555
Ciena Corp.(a)(b)	549,400	8,944,232
F5 Networks, Inc.(a)	278,600	11,040,918
Juniper Networks, Inc.(a)(b)	507,500	13,712,650
Starent Networks Corp.(a)(b)	280,100	7,120,142
Tekelec(a)	741,200	12,177,916
Tellabs, Inc.(a)	1,223,000	8,463,160

		67,402,573

Computers & Peripherals — 0.8%
Western Digital Corp.(a)	460,700	16,829,371

Construction & Engineering — 0.9%
Foster Wheeler AG(a)	629,000	20,071,390

Containers & Packaging — 0.7%
Crown Holdings, Inc.(a)	549,700	14,951,840

Diversified Consumer Services — 0.7%
Apollo Group, Inc. - Class A(a)	98,800	7,278,596
ITT Educational Services, Inc.(a)	67,900	7,496,839

		14,775,435

Electric Utilities — 2.8%
Allegheny Energy, Inc.	474,500	12,583,740
DPL, Inc.	796,800	20,796,480
Northeast Utilities	358,300	8,506,042
NV Energy, Inc.	803,000	9,306,770
Portland General Electric Co.	488,000	9,623,360

		60,816,392

Electrical Equipment — 1.5%
A123 Systems, Inc.(a)	155,000	3,304,600
AMETEK, Inc.	480,100	16,760,291
Baldor Electric Co.	450,500	12,316,670

		32,381,561

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp. - Class A	305,200	11,499,936
Avnet, Inc.(a)	395,300	10,265,941
Jabil Circuit, Inc.	892,400	11,967,084
Plexus Corp.(a)	364,300	9,595,662
Vishay Intertechnology, Inc.(a)	839,000	6,628,100

		49,956,723

Energy Equipment & Services — 2.7%
Complete Production Services, Inc.(a)	502,000	5,672,600
Helmerich & Payne, Inc.(b)	308,900	12,210,817
Key Energy Services, Inc.(a)	644,500	5,607,150
Nabors Industries Ltd.(a)	833,400	17,418,060
Patterson-UTI Energy, Inc.	1,191,000	17,984,100

		58,892,727

Food & Staples Retailing — 0.5%
SUPERVALU, Inc.	698,000	10,511,880

Food Products — 3.2%
Bunge Ltd.(b)	160,700	10,061,427
ConAgra Foods, Inc.	343,400	7,444,912
Flowers Foods, Inc.	413,900	10,881,431
The J.M. Smucker Co.	163,900	8,688,339
McCormick & Co., Inc.	286,300	9,717,022
Ralcorp Holdings, Inc.(a)	148,300	8,671,101
Smithfield Foods, Inc.(a)(b)	525,000	7,245,000
TreeHouse Foods, Inc.(a)(b)	188,600	6,727,362

		69,436,594

Gas Utilities — 0.4%
AGL Resources, Inc.	240,800	8,493,016

Health Care Equipment & Supplies — 2.1%
C.R. Bard, Inc.	129,700	10,195,717
CareFusion Corp.(a)	250,800	5,467,440
The Cooper Cos., Inc.	376,900	11,205,237
DENTSPLY International, Inc.(b)	179,100	6,186,114
Gen-Probe, Inc.(a)	107,544	4,456,623
Hill-Rom Holdings, Inc.	123,500	2,689,830
Zimmer Holdings, Inc.(a)	105,000	5,612,250

		45,813,211

Health Care Providers & Services — 2.2%
AmerisourceBergen Corp.	199,700	4,469,286
Coventry Health Care, Inc.(a)	353,900	7,063,844
DaVita, Inc.(a)	102,600	5,811,264

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care Providers & Services (concluded)
Express Scripts, Inc.(a)	247,100	$19,170,018
Henry Schein, Inc.(a)	210,000	11,531,100

		48,045,512

Health Care Technology — 0.9%
Allscripts-Misys Healthcare Solutions, Inc.(b)	527,100	10,684,317
Cerner Corp.(a)(b)	109,200	8,168,160

		18,852,477

Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp.(a)(b)	572,200	9,635,848
Life Time Fitness, Inc.(a)(b)	243,600	6,832,980

		16,468,828

Household Durables — 2.1%
Fortune Brands, Inc.(b)	350,600	15,068,788
Jarden Corp.(b)	585,000	16,420,950
Whirlpool Corp.(b)	223,300	15,622,068

		47,111,806

Household Products — 0.5%
Energizer Holdings, Inc.(a)	159,800	10,601,132

Independent Power Producers & Energy Traders — 0.9%
Calpine Corp.(a)	908,000	10,460,160
RRI Energy, Inc.(a)	1,454,400	10,384,416

		20,844,576

Insurance — 5.0%
Allied World Assurance Co. Holdings Ltd.	129,700	6,216,521
AXIS Capital Holdings Ltd.	234,800	7,086,264
Cincinnati Financial Corp.	185,400	4,818,546
The Hanover Insurance Group, Inc.	217,500	8,989,275
The Hartford Financial Services Group, Inc.	239,100	6,336,150
Lincoln National Corp.	420,200	10,887,382
Principal Financial Group, Inc.	472,800	12,949,992
Protective Life Corp.	602,800	12,911,976
Prudential Financial, Inc.	273,600	13,655,376
Reinsurance Group of America, Inc.	211,600	9,437,360
RenaissanceRe Holdings Ltd.	111,200	6,089,312
XL Capital Ltd. - Class A	553,900	9,671,094

		109,049,248

Internet & Catalog Retail — 0.6%
priceline.com, Inc.(a)(b)	82,300	13,646,986

Internet Software & Services — 0.6%
Digital River, Inc.(a)	327,500	13,204,800

IT Services — 0.6%
Global Payments, Inc.	265,600	12,403,520

Life Sciences Tools & Services — 2.0%
Life Technologies Corp.(a)	233,300	10,860,115
Millipore Corp.(a)	98,800	6,948,604
PerkinElmer, Inc.	197,600	3,801,824
QIAGEN NV(a)(b)	778,200	16,560,096
Thermo Fisher Scientific, Inc.(a)	161,200	7,039,604

		45,210,243

Machinery — 3.7%
Cummins, Inc.	294,900	13,214,469
Harsco Corp.	320,400	11,345,364
Ingersoll-Rand Plc	620,100	19,018,467
Parker Hannifin Corp.	237,300	12,301,632
SPX Corp.	247,000	15,133,690
Wabtec Corp.	290,400	10,898,712

		81,912,334

Marine — 0.7%
Kirby Corp.(a)	415,400	15,295,028

Media — 2.0%
CBS Corp. - Class B	1,000,700	12,058,435
Liberty Media Corp. - Entertainment - Series A(a)	531,200	16,525,632
Lions Gate Entertainment Corp.(a)	815,400	5,022,864
Marvel Entertainment, Inc.(a)	233,800	11,601,156

		45,208,087

Metals & Mining — 2.1%
AK Steel Holding Corp.	850,200	16,774,446
Royal Gold, Inc. (b)	281,800	12,850,080
United States Steel Corp.(b)	354,100	15,711,417

		45,335,943

Multiline Retail — 1.7%
Macy’s, Inc.(b)	824,700	15,083,763
Nordstrom, Inc.(b)	289,500	8,841,330
Saks, Inc.(a)(b)	1,923,000	13,114,860

		37,039,953

Multi-Utilities — 1.1%
Alliant Energy Corp.	309,000	8,605,650
CMS Energy Corp.	600,900	8,052,060
Wisconsin Energy Corp.	166,800	7,534,356

		24,192,066

Oil, Gas & Consumable Fuels — 3.9%
Alpha Natural Resources, Inc.(a)	379,800	13,330,980
CONSOL Energy, Inc.	265,800	11,990,238
Forest Oil Corp.(a)	829,900	16,241,143
Mariner Energy, Inc.(a)	653,800	9,270,884
SandRidge Energy, Inc.(a)	1,187,800	15,393,888
Sunoco, Inc.	317,400	9,030,030
Ultra Petroleum Corp.(a)	215,600	10,555,776

		85,812,939

Paper & Forest Products — 0.6%
Domtar Corp.(a)	352,500	12,415,050

Personal Products — 0.4%
Herbalife Ltd.	270,400	8,852,896

Pharmaceuticals — 0.2%
Mylan, Inc.(a)(b)	349,200	5,590,692

Professional Services — 1.5%
Manpower, Inc.	168,300	9,544,293
Monster Worldwide, Inc.(a)(b)	767,700	13,419,396
Watson Wyatt Worldwide, Inc. - Class A	220,135	9,589,081

		32,552,770

Real Estate Investment Trusts (REITs) — 5.0%
AMB Property Corp.	210,000	4,819,500
Boston Properties, Inc.	181,900	11,923,545
Federal Realty Investment Trust	106,800	6,554,316
Health Care REIT, Inc.(b)	129,700	5,398,114
Hospitality Properties Trust	619,800	12,625,326
LaSalle Hotel Properties	667,300	13,119,118
Mack-Cali Realty Corp.	339,900	10,988,967
Rayonier, Inc.	222,300	9,094,293
SL Green Realty Corp.(b)	321,800	14,110,930

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Real Estate Investment Trusts (REITs) (concluded)
Taubman Centers, Inc.(b)	368,800	$13,306,304
Washington Real Estate Investment Trust	309,300	8,907,840

		110,848,253

Real Estate Management & Development — 0.9%
CB Richard Ellis Group, Inc. - Class A(a)	1,000,400	11,744,696
Jones Lang LaSalle, Inc.	189,600	8,981,352

		20,726,048

Road & Rail — 0.9%
Kansas City Southern(a)	467,400	12,381,426
Knight Transportation, Inc.(b)	488,000	8,188,640

		20,570,066

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	440,300	12,143,474
Avago Technologies Ltd.(a)	332,700	5,679,189
Cavium Networks, Inc.(a)(b)	160,700	3,450,229
International Rectifier Corp.(a)	514,200	10,021,758
Lam Research Corp.(a)	403,200	13,773,312
Microchip Technology, Inc.(b)	221,000	5,856,500
Netlogic Microsystems, Inc.(a)(b)	270,200	12,159,000
Novellus Systems, Inc.(a)	691,800	14,513,964
NVIDIA Corp.(a)	502,200	7,548,066
PMC-Sierra, Inc.(a)	1,130,400	10,806,624
Teradyne, Inc.(a)	1,321,900	12,227,575

		108,179,691

Software — 5.4%
Advent Software, Inc.(a)(b)	166,800	6,713,700
Ariba, Inc.(a)	834,700	9,682,520
Autodesk, Inc.(a)	556,400	13,242,320
BMC Software, Inc.(a)	240,800	9,037,224
Citrix Systems, Inc.(a)	426,200	16,719,826
McAfee, Inc.(a)	225,900	9,892,161
Red Hat, Inc.(a)	208,800	5,771,232
Rovi Corp.(a)	302,700	10,170,720
Solera Holdings, Inc.	329,100	10,238,301
Sybase, Inc.(a)	481,800	18,742,020
TIBCO Software, Inc.(a)	885,000	8,398,650

		118,608,674

Specialty Retail — 4.7%
American Eagle Outfitters, Inc.	483,600	8,153,496
Chico’s FAS, Inc.(a)	888,300	11,547,900
Dick’s Sporting Goods, Inc.(a)	673,300	15,081,920
GameStop Corp. - Class A(a)	418,500	11,077,695
Guess?, Inc.	370,600	13,727,024
J. Crew Group, Inc.(a)(b)	265,600	9,513,792
Penske Auto Group, Inc.(b)	479,400	9,194,892
Ross Stores, Inc.	277,900	13,275,283
Urban Outfitters, Inc.(a)	381,600	11,512,872

		103,084,874

Textiles, Apparel & Luxury Goods — 1.4%
Deckers Outdoor Corp. (a)	160,700	13,635,395
VF Corp.	234,800	17,006,564

		30,641,959

Thrifts & Mortgage Finance — 1.0%
First Niagara Financial Group, Inc.	488,000	6,017,040
Hudson City Bancorp, Inc.(b)	611,500	8,041,225
People’s United Financial, Inc.	586,800	9,130,608

		23,188,873

Tobacco — 0.6%
Lorillard, Inc.	172,900	12,846,470

Wireless Telecommunication Services — 1.8%
American Tower Corp. - Class A(a)	362,400	13,191,360
NII Holdings, Inc.(a)	290,800	8,718,184
NTELOS Holdings Corp.	364,300	6,433,538
SBA Communications Corp. - Class A(a)(b)	407,600	11,017,428

		39,360,510

Total Long-Term Investments (Cost — $1,717,170,490) — 95.1%		2,090,042,569

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.22%(c)(d)	78,711,607	78,711,607
BlackRock Liquidity Series, LLC Money Market Series,
0.29%(c)(d)(e)	300,174,546	300,174,546

Total Short-Term Securities (Cost — $378,886,153) — 17.3%		378,886,153

Total Investments (Cost — $2,096,056,643*) — 112.4%		2,468,928,722
Liabilities in Excess of Other Assets — (12.4)%		(271,551,596)

Net Assets — 100.0%		$2,197,377,126

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,122,421,226

Gross unrealized appreciation	$356,164,453
Gross unrealized depreciation	(9,656,957)

Net unrealized appreciation	$346,507,496

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$48,711,607	$891,987
BlackRock Liquidity Series, LLC Money Market Series	$220,813,046	$927,753

(d)	Represents the current yield as of report date.

(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Schedule of Investments (concluded)	U.S. Opportunities Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1:
Long-Term Investments[1]	$2,090,042,569
Short-Term Securities	78,711,607

Total Level 1	2,168,754,176

Level 2 - Short-Term Securities	300,174,546
Level 3	—

Total	$2,468,928,722

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities

September 30, 2009	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Assets
Investments at value - unaffiliated[1,2]	$78,774,160	$954,164,817	$1,539,933,912	$138,315,901	$2,090,042,569
Investments at value - affiliated[3]	2,555,283	126,195,667	75,203,361	5,731,845	378,886,153
Foreign currency at value[4]	654,247	78,669	14,804,861	561,647	—
Unrealized appreciation on foreign currency exchange contracts	398,944	971,206	9,457,537	14,743	—
Investments sold receivable	1,899,978	55,780,331	20,143,047	1,732,093	49,527,987
Capital shares sold receivable	386,842	2,714,172	11,280,824	156,043	11,270,334
Dividends and reclaims receivable	155,547	1,533,977	2,814,351	49,640	1,081,076
Dividends receivable - affiliated	413	5,312	6,130	720	16,436
Receivable from advisor	—	—	—	13,519	210,667
Securities lending income receivable - affiliated	—	23,265	12,158	3,376	47,991
Prepaid expenses	12,149	73,904	108,311	27,588	62,768

Total assets	84,837,563	1,141,541,320	1,673,764,492	146,607,115	2,531,145,981

Liabilities
Collateral at value - securities loaned	—	113,924,650	28,573,500	1,019,600	300,174,546
Investments purchased payable	1,661,628	50,105,062	47,030,430	2,920,005	27,068,728
Unrealized depreciation on foreign currency exchange contracts	120,227	2,575,035	4,511,512	192,126	—
Other affiliates payable	84,631	539,000	806,414	154,678	925,197
Capital shares redeemed payable	60,934	2,104,495	9,921,309	145,901	3,381,707
Investment advisory fees payable	59,963	641,271	1,252,710	108,111	1,593,380
Service and distribution fees payable	25,592	355,417	314,128	42,433	412,157
Officer’s and Trustees’ fees payable	4,634	7,706	8,038	4,776	8,290
Other accrued expenses payable	41,221	122,775	209,438	62,757	204,850

Total liabilities	2,058,830	170,375,411	92,627,479	4,650,387	333,768,855

Net Assets	$82,778,733	$971,165,909	$1,581,137,013	$141,956,728	$2,197,377,126

Net Assets Consist of
Paid-in capital	$101,345,611	$902,960,265	$1,650,988,760	$215,424,599	$2,110,058,063
Undistributed (accumulated) net investment income (loss)	519,706	940,346	13,931,969	(313,316)	2,687,424
Accumulated net realized loss	(28,358,386)	(74,953,346)	(326,617,133)	(91,724,567)	(288,240,440)
Net unrealized appreciation/depreciation	9,271,802	142,218,644	242,833,417	18,570,012	372,872,079

Net Assets	$82,778,733	$971,165,909	$1,581,137,013	$141,956,728	$2,197,377,126

[1] Investments at cost - unaffiliated	$69,799,911	$810,341,880	$1,302,428,070	$119,581,549	$1,717,170,490
[2] Securities loaned at value	—	$111,293,482	$27,522,840	$1,006,984	$291,005,827
[3] Investments at cost - affiliated	$2,555,283	$126,195,667	$75,203,361	$5,731,845	$378,886,153
[4] Foreign currency at cost	$636,489	$79,094	$14,397,782	$549,029	—
See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Statements of Assets and Liabilities (concluded)

September 30, 2009	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$16,970,707	$171,607,191	$673,419,895	$27,012,514	$890,264,088
Shares outstanding[1]	1,674,670	6,527,219	21,474,793	3,467,608	27,646,215
Par value per share	$0.001	$0.001	$0.001	$0.001	$0.001
Net asset value	$10.13	$26.29	$31.36	$7.79	$32.20
Service
Net assets	—	$8,109,774	$83,093,456	$192,967	$191,317,636
Shares outstanding[1]	—	315,116	2,745,753	25,524	6,184,843
Par value per share	—	$0.001	$0.001	$0.001	$0.001
Net asset value	—	$25.74	$30.26	$7.56	$30.93
Investor A
Net assets	$45,109,796	$478,273,430	$604,283,372	$83,734,066	$855,127,004
Shares outstanding[1]	4,477,088	18,614,877	20,132,171	11,196,914	27,934,825
Par value per share	$0.001	$0.001	$0.001	$0.001	$0.001
Net asset value	$10.08	$25.69	$30.02	$7.48	$30.61
Investor B
Net assets	$4,350,674	$57,835,398	$33,094,097	$6,538,211	$21,849,166
Shares outstanding[1]	438,319	2,384,726	1,189,176	942,286	775,797
Par value per share	$0.001	$0.001	$0.001	$0.001	$0.001
Net asset value	$9.93	$24.25	$27.83	$6.94	$28.16
Investor C
Net assets	$16,347,556	$255,340,116	$187,246,193	$22,575,426	$238,819,232
Shares outstanding[1]	1,649,225	10,540,824	6,749,826	3,255,154	8,486,112
Par value per share	$0.001	$0.001	$0.001	$0.001	$0.001
Net asset value	$9.91	$24.22	$27.74	$6.94	$28.14
Class R
Net assets	—	—	—	$1,903,544	—
Shares outstanding[1]	—	—	—	246,576	—
Par value per share	—	—	—	$0.001	—
Net asset value	—	—	—	$7.72	—

1	Unlimited number of shares authorized.

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Operations

Year Ended September 30, 2009	Global Opportunities Portfolio	Health Sciences Opportunities Portfolio	International Opportunities Portfolio	Science & Technology Opportunities Portfolio	U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims	$1,448,615	$12,275,481	$31,540,606	$1,252,619	$16,640,826
Foreign taxes withheld	(89,220)	(648,490)	(2,601,346)	(52,605)	(1,311)
Interest and dividends - affiliated	6,474	353,384	565,367	14,680	893,364
Interest	1,616	19,915	53,036	4,144	58,780
Securities lending - affiliated	—	214,582	49,335	13,285	927,753

Total income	1,367,485	12,214,872	29,606,998	1,232,123	18,519,412

Expenses
Investment advisory	577,150	6,581,202	10,445,751	1,016,746	14,370,178
Service and distribution - class specific	242,752	4,037,889	2,853,996	407,113	3,353,285
Transfer agent - class specific	117,571	1,682,210	2,740,870	829,960	2,932,769
Custodian	68,112	78,572	413,400	24,188	86,480
Professional	59,953	54,581	86,258	73,252	71,971
Administration	48,096	620,228	720,722	84,729	874,286
Registration	43,736	84,017	128,290	69,380	165,935
Printing	18,038	237,151	367,409	102,627	450,077
Officer and Trustees	16,213	25,965	27,968	16,669	32,606
Administration - class specific	16,030	219,633	259,395	28,255	314,091
Miscellaneous	32,163	56,156	88,177	19,521	39,354
Recoupment of past waived fees - class specific	3,514	51,232	14,518	8,779	54,900

Total expenses	1,243,328	13,728,836	18,146,754	2,681,219	22,745,932
Less fees waived by advisor	(20,727)	(27,548)	(46,671)	(5,106)	(2,681,258)
Less administration fees waived - class specific	(13,726)	—	(40,725)	(27,653)	(144,273)
Less transfer agent fees waived - class specific	(8,162)	—	(5,222)	(16,923)	(24,856)
Less transfer agent fees reimbursed - class specific	(58,670)	—	(76,474)	(507,193)	(794,697)
Less fees paid indirectly	(320)	(3,763)	(3,531)	(819)	(4,776)

Total expenses after fees waived, reimbursed and paid indirectly	1,141,723	13,697,525	17,974,131	2,123,525	19,096,072

Net investment income (loss)	225,762	(1,482,653)	11,632,867	(891,402)	(576,660)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(24,100,405)	(77,967,235)	(281,190,713)	(31,598,560)	(194,609,446)
Litigation proceeds	—	—	—	3,505,404	—
Options written	4,200	4,915,277	—	—	367,922
Financial futures contracts	(1,441,339)	—	(34,974,536)	—	(22,692,734)
Foreign currency transactions	(880,384)	3,975,454	(16,248,870)	(480,245)	—

	(26,417,928)	(69,076,504)	(332,414,119)	(28,573,401)	(216,934,258)

Net change in unrealized appreciation/depreciation on:
Investments	18,756,169	58,173,483	393,067,236	37,121,657	444,057,461
Financial futures contracts	318,710	—	3,128,731	—	2,552,732
Foreign currency transactions	1,720,167	(6,689,020)	26,050,004	(239,793)	—

	20,795,046	51,484,463	422,245,971	36,881,864	446,610,193

Total realized and unrealized gain (loss)	(5,622,882)	(17,592,041)	89,831,852	8,308,463	229,675,935

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,397,120)	$(19,074,694)	$101,464,719	$7,417,061	$229,099,275

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Statements of Changes in Net Assets

	Global Opportunities Portfolio		Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income (loss)	$225,762	$462,173	$(1,482,653)	$(3,279,561)
Net realized gain (loss)	(26,417,928)	(361,669)	(69,076,504)	94,473,824
Net change in unrealized appreciation/depreciation	20,795,046	(27,365,968)	51,484,463	(122,613,081)

Net increase (decrease) in net assets resulting from operations	(5,397,120)	(27,265,464)	(19,074,694)	(31,418,818)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(13,294)	(516,368)	—	—
Service	—	—	—	—
Investor A	—	(438,794)	—	—
Investor B	—	(18,976)	—	—
Investor C	—	(63,696)	—	—
Net realized gain:
Institutional	—	(1,500,686)	(14,779,840)	(6,907,979)
Service	—	—	(476,833)	(294,520)
Investor A	—	(1,612,774)	(41,129,678)	(26,251,005)
Investor B	—	(310,579)	(5,993,765)	(2,732,260)
Investor C	—	(756,979)	(22,988,455)	(11,313,900)

Decrease in net assets resulting from dividends and distributions to shareholders	(13,294)	(5,218,852)	(85,368,571)	(47,499,664)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(9,707,472)	28,333,404	(66,392,638)	(116,325,620)

Redemption Fees
Redemption fees	3,529	8,217	77,958	38,516

Net Assets
Total increase (decrease) in net assets	(15,114,357)	(4,142,695)	(170,757,945)	(195,205,586)
Beginning of year	97,893,090	102,035,785	1,141,923,854	1,337,129,440

End of year	$82,778,733	$97,893,090	$971,165,909	$1,141,923,854

Undistributed (accumulated) net investment income (loss)	$519,706	$1,176,292	$940,346	$(1,551,010)

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2009

International Opportunities Portfolio		Science & Technology Opportunities Portfolio		U.S. Opportunities Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2009	2008	2009	2008	2009	2008

$11,632,867	$11,548,174	$(891,402)	$(524,742)	$(576,660)	$(1,731,225)
(332,414,119)	38,698,096	(28,573,401)	(677,640)	(216,934,258)	(11,717,699)
422,245,971	(598,796,282)	36,881,864	(18,195,547)	446,610,193	(147,024,317)

101,464,719	(548,550,012)	7,417,061	(19,397,929)	229,099,275	(160,473,241)

(1,523,480)	(11,844,156)	—	—	(60,616)	—
—	(3,649,556)	—	—	—	—
(153,036)	(11,746,350)	—	—	—	—
—	(1,437,329)	—	—	—	—
—	(3,891,839)	—	—	—	—

—	(70,893,490)	—	—	—	—
—	(25,020,162)	—	—	—	—
—	(81,040,060)	—	—	—	—
—	(15,320,494)	—	—	—	—
—	(39,325,420)	—	—	—	—

(1,676,516)	(264,168,856)	—	—	(60,616)	—

246,733,614	468,735,342	(15,961,598)	127,894,166	897,895,586	675,253,305

121,554	105,456	11,427	4,608	318,611	64,821

346,643,371	(343,878,070)	(8,533,110)	108,500,845	1,127,252,856	514,844,885
1,234,493,642	1,578,371,712	150,489,838	41,988,993	1,070,124,270	555,279,385

$1,581,137,013	$1,234,493,642	$141,956,728	$150,489,838	$2,197,377,126	$1,070,124,270

$13,931,969	$20,287,873	$(313,316)	$(147,701)	$2,687,424	$2,847,147

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Financial Highlights	Global Opportunities Portfolio

	Institutional
	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$13.31	$10.10	$10.00

Net investment income[2]	0.06	0.09	0.09	0.08
Net realized and unrealized gain (loss)	0.12	(2.77)	3.21	0.01

Net increase (decrease) from investment operations	0.18	(2.68)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.01)	(0.17)	(0.09)	—
Net realized gain	—	(0.50)	—	—

Total dividends and distributions	(0.01)	(0.67)	(0.09)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.13	$9.96	$13.31	$10.10

Total Investment Return[4]
Based on net asset value	1.78%[5]	(21.16)%[5]	32.81%[5]	1.00%[6,7]

Ratios to Average Net Assets
Total expenses	1.50%	1.33%	1.32%	2.25%[8]

Total expenses excluding recoupment of past waived fees	1.49%	1.33%	1.32%	2.25%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.36%	1.32%	1.29%	1.35%[8]

Net investment income	0.70%	0.77%	0.78%	1.13%[8]

Supplemental Data
Net assets, end of period (000)	$16,971	$36,625	$35,679	$9,099

Portfolio turnover	190%	181%	107%	110%

	Investor A				Investor B
	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
	2009	2008	2007		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.92	$13.27	$10.08	$10.00	$9.83	$13.16	$10.03	$10.00

Net investment income (loss)[2]	0.04	0.06	0.04	0.05	(0.02)	(0.04)	(0.04)	0.00 [3]
Net realized and unrealized gain (loss)	0.12	(2.77)	3.22	0.02	0.12	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	0.16	(2.71)	3.26	0.07	0.10	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	—	(0.14)	(0.07)	—	—	(0.03)	(0.05)	—
Net realized gain	—	(0.50)	—	—	—	(0.50)	—	—

Total dividends and distributions	—	(0.64)	(0.07)	—	—	(0.53)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.08	$9.92	$13.27	$10.08	$9.93	$9.83	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	1.61%[5]	(21.44)%[5]	32.51%[5]	0.80%[6,7]	1.02%[5]	(22.13)%[5]	31.79%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	1.81%	1.60%	1.68%	2.84%[8]	2.65%	2.37%	3.06%	4.95%[8]

Total expenses excluding recoupment of past waived fees	1.80%	1.60%	1.68%	2.84%[8]	2.63%	2.37%	3.06%	4.95%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.66%	1.60%	1.56%	1.65%[8]	2.42%	2.36%	2.33%	2.40%[8]

Net investment income (loss)	0.49%	0.49%	0.36%	0.70%[8]	(0.25)%	(0.30)%	(0.39)%	(0.05)%[8]

Supplemental Data
Net assets, end of period (000)	$45,110	$37,529	$40,467	$23,097	$4,351	$5,665	$7,673	$4,907

Portfolio turnover	190%	181%	107%	110%	190%	181%	107%	110%

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Global Opportunities Portfolio

	Investor C
	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.02)	(0.03)	(0.05)	0.00 [3]
Net realized and unrealized gain (loss)	0.11	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	0.09	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	—	(0.04)	(0.05)	—
Net realized gain	—	(0.50)	—	—

Total dividends and distributions	—	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$9.91	$9.82	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	0.92%[5]	(22.14)%[5]	31.76%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	2.62%	2.38%	2.42%	3.38%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.42%	2.37%	2.35%	2.40%[8]

Net investment loss	(0.26)%	(0.26)%	(0.40)%	(0.01)%[8]

Supplemental Data
Net assets, end of period (000)	$16,348	$18,074	$18,217	$10,012

Portfolio turnover	190%	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
	2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$28.77	$30.41	$26.18	$24.45	$20.50	$21.15

Net investment income (loss)	0.08 [1]	0.08 [1]	0.06 [1]	0.04 [1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	(0.14)	(0.49)	4.52	2.30	4.02	0.57

Net increase (decrease) from investment operations	(0.06)	(0.41)	4.58	2.34	3.96	0.42

Distributions from net realized gain	(2.42)	(1.23)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$26.29	$28.77	$30.41	$26.18	$24.45	$20.50

Total Investment Return[3]
Based on net asset value	1.91%[4]	(1.64)%[4]	17.68%[4]	9.77%[5]	19.32%[4,6]	1.84%

Ratios to Average Net Assets
Total expenses	1.03%	1.00%	1.02%	1.01%	1.37%[7]	1.37%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	1.00%	1.02%	1.01%	1.25%[7]	1.25%

Net investment income (loss)	0.36%	0.28%	0.21%	0.17%	(0.47)%[7]	(0.59)%

Supplemental Data
Net assets, end of period (000)	$171,607	$185,933	$172,902	$112,563	$31,229	$4,262

Portfolio turnover	153%	91%	98%	157%	77%	173%

	Service
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[8] to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.20	$29.85	$25.78	$24.15	$20.24	$20.30

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.03)[1]	(0.12)[1]	(0.01)
Net realized and unrealized gain (loss)	(0.14)	(0.49)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	(0.13)	(0.51)	4.42	2.24	3.92	(0.06)

Distributions from net realized gain	(2.33)	(1.14)	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$25.74	$28.20	$29.85	$25.78	$24.15	$20.24

Total Investment Return[3]
Based on net asset value	1.59%[4]	(1.98)%[4]	17.33%[4]	9.47%[5]	19.37%[4,6]	(0.30)%[6]

Ratios to Average Net Assets
Total expenses	1.37%	1.35%	1.32%	1.34%	1.64%[7]	0.82%[7]

Total expenses excluding recoupment of past waived fees	1.35%	1.35%	1.32%	1.34%	1.64%[7]	0.82%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.36%	1.35%	1.30%	1.34%	1.55%[7]	0.82%[7]

Net investment income (loss)	0.03%	(0.06)%	(0.08)%	(0.12)%	(0.90)%[7]	(0.70)%[7]

Supplemental Data
Net assets, end of period (000)	$8,110	$5,764	$7,806	$4,347	$66	$— [9]

Portfolio turnover	153%	91%	98%	157%	77%	173%

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
	2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96

Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.09)[1]	(0.17)
Net realized and unrealized gain (loss)	(0.15)	(0.49)	4.43	2.27	3.97	0.52

Net increase (decrease) from investment operations	(0.14)	(0.51)	4.40	2.22	3.88	0.35

Distributions from net realized gain	(2.31)	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$25.69	$28.14	$29.77	$25.72	$24.11	$20.24

Total Investment Return[3]
Based on net asset value	1.57%[4]	(1.97)%[4]	17.29%[4]	9.40%[5]	19.17%[4,6]	1.52%

Ratios to Average Net Assets
Total expenses	1.37%	1.35%	1.35%	1.45%	1.69%[7]	1.73%

Total expenses excluding recoupment of past waived fees	1.37%	1.35%	1.35%	1.45%	1.69%[7]	1.73%

Total expenses after fees waived, reimbursed and paid indirectly	1.37%	1.35%	1.35%	1.34%	1.55%[7]	1.58%

Net investment income (loss)	0.02%	(0.06)%	(0.13)%	(0.19)%	(0.68)%[7]	(0.90)%

Supplemental Data
Net assets, end of period (000)	$478,273	$564,943	$697,451	$434,360	$186,545	$76,550

Portfolio turnover	153%	91%	98%	157%	77%	173%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

6	Aggregate total investment return.

7	Annualized.

8	Commencement of operations.

9	Net assets end of period are less than $500.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
	2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$26.73	$28.28	$24.65	$23.31	$19.65	$20.52

Net investment loss	(0.17)[1]	(0.23)[1]	(0.25)[1]	(0.24)[1]	(0.17)[1]	(0.28)
Net realized and unrealized gain (loss)	(0.16)	(0.49)	4.23	2.19	3.84	0.48

Net increase (decrease) from investment operations	(0.33)	(0.72)	3.98	1.95	3.67	0.20

Distributions from net realized gain	(2.15)	(0.83)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$24.25	$26.73	$28.28	$24.65	$23.31	$19.65

Total Investment Return[3]
Based on net asset value	0.73%[4]	(2.78)%[4]	16.33%[4]	8.54%[5]	18.68%[4,6]	0.80%

Ratios to Average Net Assets
Total expenses	2.20%	2.14%	2.22%	2.16%	2.33%[7]	2.39%

Total expenses excluding recoupment of past waived fees	2.17%	2.14%	2.22%	2.16%	2.33%[7]	2.39%

Total expenses after fees waived, reimbursed and paid indirectly	2.20%	2.14%	2.19%	2.16%	2.25%[7]	2.25%

Net investment loss	(0.80)%	(0.85)%	(0.96)%	(1.02)%	(1.35)%[7]	(1.58)%

Supplemental Data
Net assets, end of period (000)	$57,835	$80,269	$95,231	$78,902	$45,073	$29,495

Portfolio turnover	153%	91%	98%	157%	77%	173%

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor C
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
	2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$26.70	$28.27	$24.62	$23.26	$19.61	$20.47

Net investment loss	(0.15)[1]	(0.21)[1]	(0.23)[1]	(0.21)[1]	(0.18)[1]	(0.22)
Net realized and unrealized gain (loss)	(0.16)	(0.47)	4.23	2.18	3.84	0.43

Net increase (decrease) from investment operations	(0.31)	(0.68)	4.00	1.97	3.66	0.21

Distributions from net realized gain	(2.17)	(0.89)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$24.22	$26.70	$28.27	$24.62	$23.26	$19.61

Total Investment Return[3]
Based on net asset value	0.81%[4]	(2.66)%[4]	16.43%[4]	8.65%[5]	18.67%[4,6]	0.86%

Ratios to Average Net Assets
Total expenses	2.09%	2.05%	2.12%	2.04%	2.32%[7]	2.41%

Total expenses excluding recoupment of past waived fees	2.09%	2.05%	2.12%	2.04%	2.32%[7]	2.41%

Total expenses after fees waived, reimbursed and paid indirectly	2.09%	2.05%	2.11%	2.04%	2.25%[7]	2.25%

Net investment loss	(0.70)%	(0.76)%	(0.89)%	(0.87)%	(1.41)%[7]	(1.56)%

Supplemental Data
Net assets, end of period (000)	$255,340	$305,015	$363,739	$254,724	$84,431	$25,248

Portfolio turnover	153%	91%	98%	157%	77%	173%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Financial Highlights (continued)	International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$29.44	$51.08	$42.16	$34.34	$24.44	$28.36	$49.52	$41.06	$33.55	$23.93

Net investment income[1]	0.34	0.47	0.48	0.37	0.53	0.27	0.28	0.32	0.29	0.44
Net realized and unrealized gain (loss)	1.68	(13.66)	14.98	8.57	9.68	1.63	(13.14)	14.58	8.32	9.45

Net increase (decrease) from investment operations	2.02	(13.19)	15.46	8.94	10.21	1.90	(12.86)	14.90	8.61	9.89

Dividends and distributions from:
Net investment income	(0.10)	(1.21)	(0.71)	(0.37)	(0.32)	—	(1.06)	(0.61)	(0.35)	(0.28)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.10)	(8.45)	(6.54)	(1.13)	(0.32)	—	(8.30)	(6.44)	(1.11)	(0.28)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of year	$31.36	$29.44	$51.08	$42.16	$34.34	$30.26	$28.36	$49.52	$41.06	$33.55

Total Investment Return[3]
Based on net asset value	6.99%[4]	(30.87)%[4,5]	40.42%[4]	26.64%[6]	42.13%[7]	6.70%[4]	(31.10)%[4,5]	40.00%[4]	26.30%[6]	41.65%[7]

Ratios to Average Net Assets
Total expenses	1.45%	1.25%	1.25%	1.33%	1.51%	1.75%	1.58%	1.59%	1.58%	1.76%

Total expenses excluding recoupment of past waived fees	1.45%	1.25%	1.25%	1.33%	1.51%	1.73%	1.58%	1.59%	1.58%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly	1.43%	1.25%	1.25%	1.33%	1.45%	1.70%	1.58%	1.58%	1.57%	1.74%

Net investment income	1.36%	1.18%	1.06%	0.91%	1.81%	1.13%	0.72%	0.73%	0.73%	1.52%

Supplemental Data
Net assets, end of year (000)	$673,420	$450,605	$492,444	$336,000	$216,070	$83,093	$64,368	$172,135	$128,879	$44,308

Portfolio turnover	143%	138%	77%	91%	86%	143%	138%	77%	91%	86%

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	International Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$28.14	$49.19	$40.81	$33.36	$23.78

Net investment income[1]	0.27	0.33	0.30	0.23	0.44
Net realized and unrealized gain (loss)	1.62	(13.09)	14.49	8.32	9.38

Net increase (decrease) from investment operations	1.89	(12.76)	14.79	8.55	9.82

Dividends and distributions from:
Net investment income	(0.01)	(1.05)	(0.58)	(0.35)	(0.25)

Net realized gain	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.01)	(8.29)	(6.41)	(1.11)	(0.25)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of year	$30.02	$28.14	$49.19	$40.81	$33.36

Total Investment Return[3]
Based on net asset value	6.73%[4]	(31.09)%[4,5]	39.98%[4]	26.24%[6]	41.60%[8]

Ratios to Average Net Assets
Total expenses	1.68%	1.58%	1.60%	1.74%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.68%	1.58%	1.60%	1.63%	1.75%

Net investment income	1.15%	0.87%	0.69%	0.62%	1.53%

Supplemental Data
Net assets, end of year (000)	$604,283	$482,526	$555,189	$407,282	$253,710

Portfolio turnover	143%	138%	77%	91%	86%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Financial Highlights (continued)	International Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$26.29	$46.43	$38.81	$31.97	$22.80

Net investment income (loss)[1]	0.09	(0.06)	(0.04)	(0.07)	0.18
Net realized and unrealized gain (loss)	1.45	(12.16)	13.74	7.95	9.05

Net increase (decrease) from investment operations	1.54	(12.22)	13.70	7.88	9.23

Dividends and distributions from:
Net investment income	—	(0.68)	(0.25)	(0.29)	(0.07)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	—	(7.92)	(6.08)	(1.05)	(0.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of year	$27.83	$26.29	$46.43	$38.81	$31.97

Total Investment Return[3]
Based on net asset value	5.86%[4]	(31.63)%[4,5]	38.89%[4]	25.24%[6]	40.58%[7]

Ratios to Average Net Assets
Total expenses	2.49%	2.35%	2.37%	2.43%	2.51%

Total expenses after fees waived, reimbursed and paid indirectly	2.49%	2.35%	2.37%	2.43%	2.50%

Net investment income (loss)	0.41%	(0.15)%	(0.10)%	(0.22)%	0.68%

Supplemental Data
Net assets, end of year (000)	$33,094	$42,927	$102,624	$91,605	$73,946

Portfolio turnover	143%	138%	77%	91%	86%

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$26.21	$46.34	$38.78	$31.93	$22.80

Net investment income (loss)[1]	0.08	0.03	(0.03)	(0.04)	0.21
Net realized and unrealized gain (loss)	1.45	(12.20)	13.71	7.93	9.01

Net increase (decrease) from investment operations	1.53	(12.17)	13.68	7.89	9.22

Dividends and distributions from:
Net investment income	—	(0.72)	(0.29)	(0.29)	(0.10)
Net realized gain	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	—	(7.96)	(6.12)	(1.05)	(0.10)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of year	$27.74	$26.21	$46.34	$38.78	$31.93

Total Investment Return[3]
Based on net asset value	5.84%[4]	(31.61)%[4,5]	38.91%[4]	25.33%[6]	40.60%[8]

Ratios to Average Net Assets
Total expenses	2.49%	2.32%	2.36%	2.37%	2.51%

Total expenses after fees waived, reimbursed and paid indirectly	2.48%	2.32%	2.36%	2.37%	2.50%

Net investment income (loss)	0.38%	0.08%	(0.08)%	(0.13)%	0.75%

Supplemental Data
Net assets, end of year (000)	$187,246	$194,068	$255,980	$205,958	$130,138

Portfolio turnover	143%	138%	77%	91%	86%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	49

Financial Highlights (continued)	Science & Technology Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.98	$9.03	$7.20	$6.61	$5.42	$6.80	$8.83	$7.07	$6.51	$5.35

Net investment loss[1]	(0.02)	(0.05)	(0.03)	(0.03)	(0.04)	(0.04)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.83	(2.00)	1.86	0.61	1.23	0.80	(1.97)	1.83	0.60	1.22

Net increase (decrease) from investment operations	0.81	(2.05)	1.83	0.58	1.19	0.76	(2.03)	1.76	0.55	1.16

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$7.79	$6.98	$9.03	$7.20	$6.61	$7.56	$6.80	$8.83	$7.07	$6.51

Total Investment Return[3]
Based on net asset value	11.60%[4,5]	(22.70)%[4]	25.42%[4]	8.93%[6]	21.96%[4]	11.18%[4,7]	(22.99)%[4]	24.89%[4]	8.60%[6]	21.68%[4]

Ratios to Average Net Assets
Total expenses	1.90%	1.70%	1.91%	1.79%	1.98%	1.96%	2.01%	2.30%	2.06%	2.27%

Total expenses after fees waived, reimbursed and paid indirectly	1.36%	1.35%	1.35%	1.38%	1.43%	1.75%	1.73%	1.73%	1.73%	1.73%

Net investment loss	(0.27)%	(0.55)%	(0.44)%	(0.45)%	(0.73)%	(0.71)%	(0.75)%	(0.85)%	(0.79)%	(1.04)%

Supplemental Data
Net assets, end of year (000)	$27,013	$42,886	$1,449	$1,262	$847	$193	$106	$123	$148	$116

Portfolio turnover	158%	89%	92%	132%	113%	158%	89%	92%	132%	113%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.73	$8.74	$7.00	$6.45	$5.31	$6.30	$8.26	$6.66	$6.19	$5.13

Net investment loss[1]	(0.04)	(0.06)	(0.06)	(0.06)	(0.07)	(0.08)	(0.13)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.79	(1.95)	1.80	0.60	1.21	0.72	(1.83)	1.72	0.57	1.17

Net increase (decrease) from investment operations	0.75	(2.01)	1.74	0.54	1.14	0.64	(1.96)	1.60	0.46	1.06

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$7.48	$6.73	$8.74	$7.00	$6.45	$6.94	$6.30	$8.26	$6.66	$6.19

Total Investment Return[3]
Based on net asset value	11.14%[4,8]	(23.00)%[4]	24.86%[4]	8.53%[9]	21.47%[4]	10.16%[4,10]	(23.73)%[4]	24.02%[4]	7.59%[9]	20.66%[4]

Ratios to Average Net Assets
Total expenses	2.24%	2.04%	2.16%	2.27%	2.35%	3.13%	2.96%	3.01%	3.06%	3.00%

Total expenses excluding recoupment of past waived fees	2.24%	2.04%	2.16%	2.27%	2.35%	3.00%	2.96%	3.01%	3.06%	3.00%

Total expenses after fees waived, reimbursed and paid indirectly	1.77%	1.75%	1.73%	1.77%	1.84%	2.65%	2.65%	2.50%	2.63%	2.59%

Net investment loss	(0.68)%	(0.77)%	(0.80)%	(0.83)%	(1.16)%	(1.53)%	(1.70)%	(1.59)%	(1.73)%	(1.91)%

Supplemental Data
Net assets, end of year (000)	$83,734	$72,659	$21,632	$13,040	$9,688	$6,538	$11,473	$9,030	$10,439	$10,998

Portfolio turnover	158%	89%	92%	132%	113%	158%	89%	92%	132%	113%

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Science & Technology Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,	Period September 8, 2008[11] to September 30, 2008
	2009	2008	2007	2006	2005	2009
Per Share Operating Performance
Net asset value, beginning of period	$6.29	$8.25	$6.66	$6.19	$5.14	$6.97	$7.38

Net investment loss[1]	(0.09)	(0.13)	(0.12)	(0.11)	(0.11)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.74	(1.83)	1.71	0.57	1.16	0.81	(0.40)

Net increase (decrease) from investment operations	0.65	(1.96)	1.59	0.46	1.05	0.75	(0.41)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$6.94	$6.29	$8.25	$6.66	$6.19	$7.72	$6.97

Total Investment Return[3]
Based on net asset value	10.33%[4,12]	(23.76)%[4]	23.87%[4]	7.59%[9]	20.43%[4]	10.76%[4,13]	(5.56)%[4,14]

Ratios to Average Net Assets
Total expenses	3.23%	2.73%	2.88%	2.84%	3.00%	2.42%	2.36%[15]

Total expenses after fees waived, reimbursed and paid indirectly	2.68%	2.62%	2.61%	2.62%	2.59%	2.13%	2.13%[15]

Net investment loss	(1.59)%	(1.67)%	(1.69)%	(1.67)%	(1.91)%	(1.04)%	(1.49)%[15]

Supplemental Data
Net assets, end of period (000)	$22,575	$22,003	$9,755	$6,511	$2,794	$1,904	$1,362

Portfolio turnover	158%	89%	92%	132%	113%	158%	89%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 9.03%.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.15%.

7	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 8.53%.

8	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 8.47%.

9	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.

10	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 7.30%.

11	Commencement of operations.

12	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 7.47%.

13	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 8.18%.

14	Aggregate total investment return.

15	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	51

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$31.69	$37.05	$29.07	$25.56	$20.34	$30.58	$35.89	$28.28	$24.96	$19.93

Net investment income (loss)[1]	0.09	0.09	0.03	0.04	(0.15)	(0.01)	(0.06)	(0.09)	(0.07)	(0.21)
Net realized and unrealized gain (loss)	0.42	(5.45)	7.95	3.46	5.37	0.35	(5.25)	7.70	3.38	5.24

Net increase (decrease) from investment operations	0.51	(5.36)	7.98	3.50	5.22	0.34	(5.31)	7.61	3.31	5.03

Dividends from net investment income	(0.01)	—	—	—	—	—	—	—	—	—

Redemption fees added to paid-in capital	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$32.20	$31.69	$37.05	$29.07	$25.56	$30.93	$30.58	$35.89	$28.28	$24.96

Total Investment Return[3]
Based on net asset value	1.63%[4]	(14.47)%[5]	27.45%[5]	13.73%[6]	25.66%[5]	1.14%[4]	(14.80)%[5]	26.91%[5]	13.30%[6]	25.24%[5]

Ratios to Average Net Assets
Total expenses	1.40%	1.42%	1.42%	1.49%	1.73%	1.71%	1.68%	1.69%	1.85%	1.97%

Total expenses excluding recoupment of past waived fees	1.40%	1.42%	1.42%	1.49%	1.73%	1.70%	1.68%	1.69%	1.85%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.01%	1.00%	1.01%	1.19%	1.60%	1.49%	1.43%	1.40%	1.57%	1.90%

Net investment income (loss)	0.36%	0.26%	0.09%	0.15%	(0.65)%	(0.06)%	(0.17)%	(0.28)%	(0.25)%	(0.96)%

Supplemental Data
Net assets, end of year (000)	$890,264	$298,166	$158,094	$20,548	$6,390	$191,318	$109,679	$43,763	$1,527	$472

Portfolio turnover	166%	164%	106%	120%	94%	166%	164%	106%	120%	94%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$30.29	$35.57	$28.03	$24.76	$19.78	$28.06	$33.20	$26.37	$23.45	$18.87

Net investment loss[1]	(0.04)	(0.08)	(0.10)	(0.10)	(0.22)	(0.17)	(0.31)	(0.32)	(0.29)	(0.37)
Net realized and unrealized gain (loss)	0.35	(5.20)	7.64	3.36	5.20	0.26	(4.83)	7.15	3.20	4.95

Net increase (decrease) from investment operations	0.31	(5.28)	7.54	3.26	4.98	0.09	(5.14)	6.83	2.91	4.58

Redemption fees added to paid-in capital	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$30.61	$30.29	$35.57	$28.03	$24.76	$28.16	$28.06	$33.20	$26.37	$23.45

Total Investment Return[3]
Based on net asset value	1.06%[6]	(14.84)%[5]	26.90%[5]	13.21%[6]	25.18%[5]	0.36%[6]	(15.48)%[5]	25.90%[5]	12.45%[6]	24.27%[5]

Ratios to Average Net Assets
Total expenses	1.76%	1.73%	1.77%	1.95%	2.08%	2.59%	2.56%	2.56%	2.68%	2.73%

Total expenses excluding recoupment of past waived fees	1.75%	1.73%	1.77%	1.95%	2.08%	2.59%	2.56%	2.56%	2.68%	2.73%

Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.48%	1.48%	1.66%	1.97%	2.27%	2.22%	2.23%	2.40%	2.72%

Net investment loss	(0.15)%	(0.22)%	(0.32)%	(0.35)%	(1.02)%	(0.77)%	(0.95)%	(1.06)%	(1.13)%	(1.77)%

Supplemental Data
Net assets, end of year (000)	$855,127	$495,656	$228,668	$96,194	$31,277	$21,849	$20,998	$35,928	$36,093	$37,132

Portfolio turnover	166%	164%	106%	120%	94%	166%	164%	106%	120%	94%

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)	U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$28.04	$33.18	$26.34	$23.43	$18.85

Net investment loss[1]	(0.19)	(0.30)	(0.32)	(0.28)	(0.37)
Net realized and unrealized gain (loss)	0.28	(4.84)	7.16	3.18	4.95

Net increase (decrease) from investment operations	0.09	(5.14)	6.84	2.90	4.58

Redemption fees added to paid-in capital	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$28.14	$28.04	$33.18	$26.34	$23.43

Total Investment Return[3]
Based on net asset value	0.36%[6]	(15.49)%[5]	25.97%[5]	12.42%[6]	24.30%[5]

Ratios to Average Net Assets
Total expenses	2.52%	2.46%	2.51%	2.60%	2.73%

Total expenses after fees waived, reimbursed and paid indirectly	2.28%	2.21%	2.20%	2.37%	2.72%

Net investment loss	(0.85)%	(0.95)%	(1.04)%	(1.07)%	(1.77)%

Supplemental Data
Net assets, end of year (000)	$238,819	$145,626	$88,826	$39,427	$20,774

Portfolio turnover	166%	164%	106%	120%	94%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	53

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 27 registered portfolios, of which the BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the service of such shares and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) of Science & Technology Opportunities and shareholders of the below BlackRock Fund approved a reorganization with BlackRock Technology Fund, Inc. (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on September 15, 2008.

Target Fund	Acquiring Portfolio
BlackRock Technology Fund, Inc.	Science & Technology Opportunities

Under the agreement and plan of reorganization with respect to the Reorganization, BlackRock Technology Fund, Inc. Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and Class R Shares were exchanged for Science & Technology Opportunities Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and Class R Shares, respectively. The conversion ratio for each Share class was as follows:

Science & Technology Opportunities
Investor A	0.89302835
Investor B	0.87637176
Investor C	0.87439671
Institutional	0.88413428
Class R	0.83033708

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of September 15, 2008	Net Assets Prior to Reorganization as of September 15, 2008	Shares Issued	BlackRock Technology Fund, Inc. Shares Redeemed
Science & Technology Opportunities	$172,438,131	$41,095,813	18,216,414	20,570,019

The net assets acquired were the following components:

BlackRock Fund	Paid In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation	Net Assets
BlackRock Technology Fund, Inc.	$1,344,537,764	$(1,204,274,389)	$(8,921,057)	$131,342,318

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Portfolios value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

54	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board or are not available as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., options written, foreign currency exchange contracts and financial futures contracts), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid, if any, by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive income on the loaned securities but do not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of

ANNUAL REPORT	SEPTEMBER 30, 2009	55

Notes to Financial Statements (continued)

any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities Portfolios’ US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on Global Opportunities’ US federal income tax returns remain open for the period ended September 30, 2006 and for each of the three years ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying currency or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparty are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For over-the-counter purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: Certain Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

56	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the United States dollar.

Options: Certain Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written put option could result in a Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options.

Derivative Instruments Categorized by Risk Exposure*:

	Value of Derivative Instruments as of September 30, 2009**
	Asset Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$398,944	$971,206	$9,457,537	$14,743

	Liability Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$120,227	$2,575,035	$4,511,512	$192,126

*	As of September 30, 2009 there were no financial futures contracts or options outstanding. During the year ended September 30, 2009, the Portfolio had limited activity in these transactions.
**	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

	The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2009
	Net Realized Gain (Loss) from
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(635,149)	$1,858,451	$(20,821,264)	$(248,287)	—
Equity contracts:
Financial futures contracts	(1,441,339)	—	(34,974,536)	—	$(22,692,734)
Options	4,200	4,915,277	—	—	367,922

Total	$(2,072,288)	$6,773,728	$(55,795,800)	$(248,287)	$(22,324,812)

ANNUAL REPORT	SEPTEMBER 30, 2009	57

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$1,697,768	$(6,696,509)	$25,280,849	$(252,536)	—
Equity contracts:
Financial futures contracts	318,710	—	3,128,731	—	$2,552,732

Total	$2,016,478	$(6,696,509)	$28,409,580	$(252,536)	$2,552,732

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750	0.700	0.675	0.650
International Opportunities	1.000	0.950	0.900	0.850
U.S. Opportunities	1.100	1.050	1.025	1.000

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to June 1, 2009, the expense limitations as a percentage of net assets were as follows:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R
Global Opportunities	1.35%	1.65%[1]	1.65%	2.40%	2.40%	3.59%[1]
Health Sciences Opportunities	1.25%	1.55%	1.55%	2.25%	2.25%	1.81%[1]
International Opportunities	1.45%	1.75%	1.92%	2.67%	2.67%	2.12%[1]
Science & Technology Opportunities	1.35%	1.73%	1.75%	2.65%	2.65%	2.57%
U.S. Opportunities	1.00%	1.60%	1.60%	2.25%	2.25%	2.32%[1]

[1]	There were no shares outstanding as of September 30, 2009.

Effective June 1, 2009, the expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R
Global Opportunities	1.39%	1.70%[1]	1.70%	2.47%	2.47%	3.70%[1]
Health Sciences Opportunities	1.25%	1.55%	1.55%	2.25%	2.25%	1.81%[1]
International Opportunities	1.49%	1.80%	1.98%	2.75%	2.75%	2.18%[1]
Science & Technology Opportunities	1.39%	1.78%	1.80%	2.73%	2.73%	2.57%
U.S. Opportunities	1.03%	1.65%	1.65%	2.32%	2.32%	2.39%[1]

[1]	There were no shares outstanding as of September 30, 2009.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

58	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities.

The Manager pays BFM and BIL for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the applicable Portfolio to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Global Opportunities	$4,159
Health Sciences Opportunities	$52,180
International Opportunities	$93,000
Science & Technology Opportunities	$12,087
U.S. Opportunities	$132,304

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	$1,989	$21,800	$6,114
Health Sciences Opportunities	$5,045	$175,380	$29,888
International Opportunities	$22,412	$108,097	$68,928
Science & Technology Opportunities	$235	$8,200	$3,305
U.S. Opportunities	$4,683	$49,492	$91,821

In addition, MLPF&S received commissions on the execution of portfolio security transactions for the Portfolios for the period October 1, 2008 to December 31, 2008 (after which time MLPF&S was no longer considered an affiliate):

Global Opportunities	$4,473
Health Sciences Opportunities	$14,892
Science & Technology Opportunities	$8,460
U.S. Opportunities	$38,457

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

ANNUAL REPORT	SEPTEMBER 30, 2009	59

Notes to Financial Statements (continued)

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Global Opportunities	$10,651
Health Sciences Opportunities	$86,611
International Opportunities	$215,224
Science & Technology Opportunities	$197,674
U.S. Opportunities	$191,699

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$859	—	$4,637	$1,112	$1,661	—	$8,269
Health Sciences Opportunities	$5,135	$718	$54,238	$11,348	$21,052	—	$92,491
International Opportunities	$11,604	$3,002	$53,787	$5,259	$15,310	—	$88,962
Science & Technology Opportunities	$4,507	$23	$9,121	—	$3,241	$38	$16,930
U.S. Opportunities	$15,977	$5,454	$88,956	$2,444	$17,928	—	$130,759

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. The securities lending agent fees received by BIM were as follows:

Health Sciences Opportunities	$49,446
International Opportunities	$10,348
Science & Technology Opportunities	$3,269
U.S. Opportunities	$226,695

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$4,270	—	$7,562	$970	$3,228	—	$16,030
Health Sciences Opportunities	$37,522	$1,475	$106,313	$14,778	$59,545	—	$219,633
International Opportunities	$101,593	$14,233	$101,053	$7,282	$35,234	—	$259,395
Science & Technology Opportunities	$6,042	$21	$15,805	$1,719	$4,314	$354	$28,255
U.S. Opportunities	$114,042	$32,209	$125,203	$4,370	$38,267	—	$314,091

60	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$3,327	—	$6,675	$786	$2,938	—	$13,726
International Opportunities	$34,672	$4,931	—	$589	$533	—	$40,725
Science & Technology Opportunities	$6,042	$19	$15,805	$1,122	$4,314	$351	$27,653
U.S. Opportunities	$114,042	$2,606	$582	$4,070	$22,973	—	$144,273

		Share Classes
Service and Distribution Fees		Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities		—	$75,098	$38,679	$128,975	—	$242,752
Health Sciences Opportunities		$14,724	$1,058,143	$589,493	$2,375,529	—	$4,037,889
International Opportunities		$141,347	$1,015,759	$290,368	$1,406,522	—	$2,853,996
Science & Technology Opportunities		$210	$158,302	$68,852	$172,696	$7,053	$407,113
U.S. Opportunities		$322,168	$1,327,063	$174,411	$1,529,643	—	$3,353,285

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$24,821	—	$54,924	$9,258	$28,568	—	$117,571
Health Sciences Opportunities	$186,181	$11,464	$897,996	$154,898	$431,671	—	$1,682,210
International Opportunities	$1,092,469	$164,470	$989,117	$85,196	$409,618	—	$2,740,870
Science & Technology Opportunities	$156,531	$355	$448,837	$50,915	$164,170	$9,152	$829,960
U.S. Opportunities	$762,692	$272,292	$1,402,021	$61,630	$434,134	—	$2,932,769

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$841	—	$4,590	$1,087	$1,644	—	$8,162
International Opportunities	$3,536	$1,633	—	$53	—	—	$5,222
Science & Technology Opportunities	$4,507	$17	$9,121	—	$3,241	$37	$16,923
U.S. Opportunities	$15,977	$138	—	$2,444	$6,297	—	$24,856

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$15,341	—	$21,712	$5,725	$15,892	—	$58,670
International Opportunities	$53,811	$22,663	—	—	—	—	$76,474
Science & Technology Opportunities	$118,836	$130	$266,933	$31,652	$85,943	$3,699	$507,193
U.S. Opportunities	$746,221	$11,075	—	$13,776	$23,625	—	$794,697

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

ANNUAL REPORT	SEPTEMBER 30, 2009	61

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

	Share Classes
Recoupment of Past Waived Fees	Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities	$847	—	$1,881	$786	—	$3,514
Health Sciences Opportunities	—	$1,193	$15,873	$20,937	$13,229	$51,232
International Opportunities	—	$14,518	—	—	—	$14,518
Science & Technology Opportunities	—	—	—	$8,779	—	$8,779
U.S. Opportunities	—	$3,665	$51,036	$199	—	$54,900

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Global Opportunities	$12,191	$100,333
International Opportunities	—	$122,420
Science & Technology Opportunities	$128,463	$549,212
U.S. Opportunities	$2,331,319	$3,555,539

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Global Opportunities	$92,610
Science & Technology Opportunities	$133,950
U.S. Opportunities	$1,143,012

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends — affiliated in the Statements of Operations, were as follows:

Global Opportunities	$122
Health Sciences Opportunities	$1,349
International Opportunities	$1,266
Science & Technology Opportunities	$494
U.S. Opportunities	$1,377

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009 were as follows:

	Purchases	Sales
Global Opportunities	$121,112,022	$125,097,538
Health Sciences Opportunities	$1,298,451,196	$1,340,276,514
International Opportunities	$1,767,128,345	$1,419,012,512
Science & Technology Opportunities	$176,306,225	$187,456,358
U.S. Opportunities	$2,928,616,303	$2,020,533,790

Options written transactions entered into during the year ended September 30, 2009 are summarized as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—
Options written	50	$4,550	50	$4,200
Options expired	—	—	(50)	(4,200)
Options exercised	(50)	(4,550)	—	—

Options outstanding at end of year	—	—	—	—

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—
Options written	207,647	$6,104,656	26,645	$3,818,072
Options expired	(17,706)	(3,118,758)	(9,629)	(1,259,705)
Options closed	(185,081)	(2,154,270)	(9,296)	(1,238,141)
Options exercised	(4,860)	(831,628)	(7,720)	(1,320,226)

Options outstanding at end of year	—	—	—	—

62	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	U.S. Opportunities
	Calls
	Contracts	Premiums Received
Options outstanding at beginning of year	—	—
Options written	2,117	$476,818
Options expired	(1,461)	(335,945)
Options closed	(656)	(140,873)

Options outstanding at end of year	—	—

Science & Technology Opportunities received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by such Portfolio. This amount is shown as litigation proceeds in the Statements of Operations.

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2009 attributable to net operating losses, foreign taxes paid, foreign currency transactions, the expiration of capital loss carryforwards, the reclassification of distributions, the sale of stock of passive foreign investment companies, the classification of settlement proceeds and income recognized from pass-through entities were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	$(721)	—	—	$(228,386,291)	$(7,629)
Undistributed (distributions in excess of) net investment income	$(869,054)	$3,974,009	$(16,312,255)	$725,787	$477,553
Accumulated net realized loss	$869,775	$(3,974,009)	$16,312,255	$227,660,504	$(469,924)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities
Ordinary income
9/30/09	$13,294	$24,616,410	$1,676,516	$60,616
9/30/08	$4,547,266	$27,000,243	$88,093,441	—
Long-term capital gain
9/30/09	—	$60,752,161	—	—
9/30/08	$671,586	$20,499,421	$176,075,415	—

Total distributions
9/30/09	$13,294	$85,368,571	$1,676,516	$60,616
9/30/08	$5,218,852	$47,499,664	$264,168,856	—

As of September 30, 2009, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	$843,220	—	$19,711,236	—	$2,096,451
Capital loss carryforwards	(15,145,783)	$(9,891,979)	(140,138,718)	$(66,931,408)	(183,442,968)
Net unrealized gains (losses)*	(4,264,315)	78,097,623	50,575,735	(6,536,463)	268,665,580

Total	$(18,566,878)	$68,205,644	$(69,851,747)	$(73,467,871)	$87,319,063

*	The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the deferral of post-October currency and capital losses for tax purposes, unamortized organization costs for tax purposes, the deferral of losses on straddles for tax purposes, the timing of recognition of income from partnerships and investments in passive foreign investment companies.

ANNUAL REPORT	SEPTEMBER 30, 2009	63

Notes to Financial Statements (continued)

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
2010	—	—	—	$7,544,799	$36,277,437
2011	—	—	—	—	16,513,511
2015	—	—	—	54,937,681	—
2017	$15,145,783	$9,891,979	$140,138,718	4,448,928	130,652,020

Total	$15,145,783	$9,891,979	$140,138,718	$66,931,408	$183,442,968

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

Health Sciences Opportunities invests a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities, and could affect the value, income and/or liquidity of positions in such securities.

Science & Technology Opportunities invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities, and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest from time to time a substantial amount of their assets in issuers located in a single country or a limited number of countries. When such Portfolios concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance.

As of September 30, 2009, the Portfolios listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Commercial Banks	10%	15%
Oil, Gas & Consumable Fuels	9	9
Pharmaceuticals	7	5
Insurance	6	5
Metals & Mining	6	7
Other*	62	59

*	All other industries held were each less than 5% of long-term investments.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	627,843	$5,231,526	1,871,396	$22,994,920
Shares issued in reinvestment of dividends and distributions	1,598	12,017	52,175	655,316

Total issued	629,441	5,243,543	1,923,571	23,650,236
Shares redeemed	(2,631,230)	(19,186,438)	(927,987)	(10,862,583)

Net increase (decrease)	(2,001,789)	$(13,942,895)	995,584	$12,787,653

64	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Global Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	2,609,963	$21,237,953	2,077,064	$24,760,185
Shares issued in reinvestment of dividends and distributions	—	—	138,763	1,741,483

Total issued	2,609,963	21,237,953	2,215,827	26,501,668
Shares redeemed	(1,915,013)	(14,809,927)	(1,483,646)	(16,792,204)

Net increase	694,950	$6,428,026	732,181	$9,709,464

Investor B
Shares sold	37,710	$296,560	129,011	$1,612,083
Shares issued in reinvestment of dividends and distributions	—	—	17,440	218,352

Total issued	37,710	296,560	146,451	1,830,435
Shares redeemed and automatic conversion of shares	(175,892)	(1,338,362)	(153,153)	(1,781,665)

Net increase (decrease)	(138,182)	$(1,041,802)	(6,702)	$48,770

Investor C
Shares sold	685,206	$5,556,850	902,717	$11,026,553
Shares issued in reinvestment of dividends and distributions	—	—	41,450	518,953

Total issued	685,206	5,556,850	944,167	11,545,506
Shares redeemed	(876,684)	(6,707,651)	(487,805)	(5,757,989)

Net increase (decrease)	(191,478)	$(1,150,801)	456,362	$5,787,517

Health Sciences Opportunities
Institutional
Shares sold	3,282,447	$76,446,905	2,360,582	$71,114,202
Shares issued in reinvestment of dividends and distributions	654,857	13,743,792	206,270	6,381,988

Total issued	3,937,304	90,190,697	2,566,852	77,496,190
Shares redeemed	(3,872,581)	(88,583,362)	(1,789,484)	(52,047,635)

Net increase	64,723	$1,607,335	777,368	$25,448,555

Service
Shares sold	201,025	$4,568,218	68,625	$1,990,269
Shares issued in reinvestment of dividends and distributions	22,209	457,497	9,591	291,761

Total issued	223,234	5,025,715	78,216	2,282,030
Shares redeemed	(112,484)	(2,592,486)	(135,331)	(3,869,823)

Net increase (decrease)	110,750	$2,433,229	(57,115)	$(1,587,793)

ANNUAL REPORT	SEPTEMBER 30, 2009	65

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Health Sciences Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	6,386,361	$143,478,445	3,866,195	$112,836,542
Shares issued in reinvestment of dividends and distributions	1,779,579	36,587,917	774,671	23,511,250

Total issued	8,165,940	180,066,362	4,640,866	136,347,792
Shares redeemed	(9,626,201)	(215,452,894)	(7,991,237)	(229,010,671)

Net decrease	(1,460,261)	$(35,386,532)	(3,350,371)	$(92,662,879)

Investor B
Shares sold	191,893	$3,972,396	134,108	$3,724,930
Shares issued in reinvestment of dividends and distributions	288,268	5,632,774	88,135	2,556,802

Total issued	480,161	9,605,170	222,243	6,281,732
Shares redeemed and automatic conversion of shares	(1,098,016)	(23,289,909)	(587,431)	(16,148,103)

Net decrease	(617,855)	$(13,684,739)	(365,188)	$(9,866,371)

Investor C
Shares sold	1,626,343	$34,422,322	837,443	$23,392,641
Shares issued in reinvestment of dividends and distributions	1,084,302	21,143,010	362,228	10,486,508

Total issued	2,710,645	55,565,332	1,199,671	33,879,149
Shares redeemed	(3,595,296)	(76,927,263)	(2,642,187)	(71,536,281)

Net decrease	(884,651)	$(21,361,931)	(1,442,516)	$(37,657,132)

International Opportunities
Institutional
Shares sold	13,721,573	$350,351,562	8,315,655	$319,379,089
Shares issued in reinvestment of dividends and distributions	44,657	1,008,792	1,290,442	54,624,699

Total issued	13,766,230	351,360,354	9,606,097	374,003,788
Shares redeemed	(7,596,872)	(176,325,353)	(3,940,492)	(148,720,827)

Net increase	6,169,358	$175,035,001	5,665,605	$225,282,961

Service
Shares sold	1,706,214	$40,288,301	924,653	$34,809,315
Shares issued in reinvestment of dividends and distributions	—	—	664,200	27,165,771

Total issued	1,706,214	40,288,301	1,588,853	61,975,086
Shares redeemed	(1,229,774)	(28,653,621)	(2,795,756)	(98,602,667)

Net increase (decrease)	476,440	$11,634,680	(1,206,903)	$(36,627,581)

66	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
International Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	12,076,484	$286,846,202	8,805,941	$329,503,186
Shares issued in reinvestment of dividends and distributions	6,522	141,330	2,080,883	84,442,326

Total issued	12,083,006	286,987,532	10,886,824	413,945,512
Shares redeemed	(9,095,184)	(208,764,465)	(5,029,800)	(185,085,966)

Net increase	2,987,822	$78,223,067	5,857,024	$228,859,546

Investor B
Shares sold	137,264	$2,940,424	211,829	$7,530,494
Shares issued in reinvestment of dividends and distributions	—	—	403,239	15,379,610

Total issued	137,264	2,940,424	615,068	22,910,104
Shares redeemed and automatic conversion of shares	(580,947)	(12,201,255)	(1,192,608)	(42,182,227)

Net decrease	(443,683)	$(9,260,831)	(577,540)	$(19,272,123)

Investor C
Shares sold	2,002,956	$46,032,123	2,674,323	$93,386,640
Shares issued in reinvestment of dividends and distributions	—	—	1,055,533	40,132,456

Total issued	2,002,956	46,032,123	3,729,856	133,519,096
Shares redeemed	(2,657,870)	(54,930,426)	(1,849,406)	(63,026,557)

Net increase (decrease)	(654,914)	$(8,898,303)	1,880,450	$70,492,539

Science & Technology Opportunities
Institutional
Shares issued from the reorganization	—	—	5,985,171	$44,785,989
Shares sold	521,018	$3,265,366	200,203	1,729,191

Total issued	521,018	3,265,366	6,185,374	46,515,180
Shares redeemed	(3,200,745)	(17,249,776)	(198,473)	(1,555,290)

Net increase (decrease)	(2,679,727)	$(13,984,410)	5,986,901	$44,959,890

Service
Shares sold	17,786	$125,887	7,103	$61,566
Shares redeemed	(7,880)	(45,584)	(5,386)	(41,218)

Net increase	9,906	$80,303	1,717	$20,348

Investor A
Shares issued from the reorganization	—	—	8,192,933	$59,135,218
Shares sold and automatic conversion of shares	2,913,918	$17,555,649	2,789,422	21,786,402

Total issued	2,913,918	17,555,649	10,982,355	80,921,620
Shares redeemed	(2,521,352)	(14,409,211)	(2,652,055)	(19,857,422)

Net increase	392,566	$3,146,438	8,330,300	$61,064,198

ANNUAL REPORT	SEPTEMBER 30, 2009	67

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Science & Technology Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares issued from the reorganization	—	—	1,380,801	$9,336,277
Shares sold	203,386	$1,128,893	153,054	1,159,204

Total issued	203,386	1,128,893	1,533,855	10,495,481
Shares redeemed and automatic conversion of shares	(1,082,094)	(5,711,283)	(806,074)	(5,864,330)

Net increase (decrease)	(878,708)	$(4,582,390)	727,781	$4,631,151

Investor C
Shares issued from the reorganization	—	—	2,471,268	$16,692,503
Shares sold	732,718	$4,266,648	288,948	2,212,142

Total issued	732,718	4,266,648	2,760,216	18,904,645
Shares redeemed	(976,877)	(5,207,448)	(443,267)	(3,147,730)

Net increase (decrease)	(244,159)	$(940,800)	2,316,949	$15,756,915

Class R
Shares issued from the reorganization	—	—	186,241	$1,392,331
Shares sold	127,077	$784,567	12,787	94,885

Total issued	127,077	784,567	199,028	1,487,216
Shares redeemed	(75,992)	(465,306)	(3,537)	(25,552)

Net increase	51,085	$319,261	195,491	$1,461,664

U.S. Opportunities
Institutional
Shares sold	24,766,679	$644,372,202	6,527,636	$232,856,375
Shares issued in reinvestment of dividends	1,748	37,968	—	—

Total issued	24,768,427	644,410,170	6,527,636	232,856,375
Shares redeemed	(6,530,352)	(168,767,220)	(1,386,445)	(48,859,106)

Net increase	18,238,075	$475,642,950	5,141,191	$183,997,269

Service
Shares sold	4,504,373	$107,437,507	3,094,115	$107,890,871
Shares redeemed	(1,905,741)	(45,091,897)	(727,325)	(24,788,342)

Net increase	2,598,632	$62,345,610	2,366,790	$83,102,529

Investor A
Shares sold and automatic conversion of shares	21,037,273	$512,086,999	12,405,934	$421,435,122
Shares redeemed	(9,468,584)	(228,671,571)	(2,468,662)	(83,100,583)

Net increase	11,568,689	$283,415,428	9,937,272	$338,334,539

68	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
U.S. Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	290,275	$6,365,540	309,367	$9,956,416
Shares redeemed and automatic conversion of shares	(262,791)	(5,701,426)	(643,101)	(20,686,509)

Net increase (decrease)	27,484	$664,114	(333,734)	$(10,730,093)

Investor C
Shares sold	5,102,977	$115,703,095	3,202,904	$102,028,096
Shares redeemed	(1,809,799)	(39,875,611)	(687,264)	(21,479,035)

Net increase	3,293,178	$75,827,484	2,515,640	$80,549,061

There is a 2% redemption fee on shares of certain Portfolios that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital and are shown in the Statements of Changes in Net Assets.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio [five of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”) (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios for the taxable year ended September 30, 2009:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**	Foreign Source Income	Foreign Taxes Paid Per Share***
Global Opportunities Portfolio	12/16/08	100.00%	100.00%	—	—	—
Health Sciences Opportunities Portfolio	12/12/08	36.01%	29.92%	100.00%	—	—
International Opportunities Portfolio	12/16/08	100.00%	—	—	100.00%	$0.090095
U.S. Opportunities Portfolio	12/05/08	100.00%	100.00%	—	—	—

*	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.
**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
***	The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
Health Sciences Opportunities Portfolio	12/12/08	$1.621707

70	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” each a “Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Portfolios”), each a series of the Fund. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM”) with respect to Global Opportunities Portfolio and the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFM, the “Sub-Advisors”) with respect to International Opportunities Portfolio (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolios by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolios for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper and, with respect to each Portfolio except U.S. Opportunities Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

ANNUAL REPORT	SEPTEMBER 30, 2009	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010, the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio for a one-year term ending June 30, 2010 and the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolios, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolios; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of each Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and each Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category and, with respect to each Portfolio except U.S. Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, Global Opportunities Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in both the one-year and since-inception periods reported.

The Board noted that, in general, Health Sciences Opportunities Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

The Board noted that, in general, International Opportunities Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

72	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that, in general, Science & Technology Opportunities Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

The Board noted that, in general, U.S. Opportunities Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio: The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolios and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Global Opportunities Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that, although Health Sciences Opportunities Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were above the median of its Peers, such fees were within 5% of the median amount. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that, although International Opportunities Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were above the median of its Peers, such fees were within 5% of the median amount. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that Science & Technology Opportunities Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The

ANNUAL REPORT	SEPTEMBER 30, 2009	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

The Board noted that U.S. Opportunities Portfolio’s contractual advisory fees were above the median of its Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Portfolios, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to each Portfolio for a one-year term ending June 30, 2010, the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio for a one-year term ending June 30, 2010 and the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

74	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2009	75

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 RICs consisting of 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

76	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd Street New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 40 East 52nd Street New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2009	77

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Sub-Advisor - Global Opportunities Portfolio

BlackRock Financial

Management, Inc.

New York, NY 10022

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Advisor - International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson and Christopher Stavrakos became Vice Presidents of the Fund.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

78	ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	SEPTEMBER 30, 2009	79

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

80	ANNUAL REPORT	SEPTEMBER 30, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio of BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, the Portfolio outperformed its benchmark, a 60%/40% composite of the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, respectively. The Portfolio also outperformed the broad-market S&P 500 index. The Portfolio underperformed the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

Allocation decisions, particularly among sub-asset classes, added strongly to performance over the course of the year. Broad allocation decisions among stocks, bonds and cash, along with aggregate underlying manager performance were additive as well. The Portfolio’s allocation to non-US equities was particularly strong, and its international small-mid cap allocation was the strongest. In this sleeve, strong stock selection was led by positioning within the materials and consumer discretionary sectors. From a regional perspective, allocation decisions in Japan and good stock selection in Europe were also positive factors. Other contributors included the Portfolio’s large-cap international and US large-cap growth allocations.

•

The biggest detractors from performance for the year were the Portfolio’s US large-cap value and energy allocations. In the large-cap value sleeve, strong returns from early 2009 turned by March as market favor went against quality names. In particular, names in the industrials and materials sectors detracted from performance. The energy sector within the Portfolio was a strong performer in the first three quarters of 2009, but this was overshadowed by its negative effect in the fourth quarter of 2008. Particularly in October 2008, energy suffered immensely along with most cyclical sectors. The smaller-cap names in this sleeve tend to suffer during economic contraction when demand for energy wanes. This effect was compounded because the credit crisis left these smaller-cap companies struggling for access to capital.

Describe recent Portfolio activity.

•

At the end of 2008, we added equity exposure via European large-cap equities and US large-cap equities in order to reduce the Portfolio’s equity underweight caused by market action, and to bring the Portfolio closer to a neutral equity stance.

•	In the first quarter of 2009, we moved the Portfolio from a slight equity overweight to flat equity exposure by reducing European large-cap equity exposure.

•

Late in the second quarter of 2009, we took some profits from the Portfolio’s small-cap equity positions by selling its small-cap core and mid-cap core strategies, which was approximately 5% of its total assets. We subsequently increased the Portfolio’s position in the US large-cap value strategy.

•	There were no major allocation changes in the third quarter of 2009.

Describe Portfolio positioning at period end.

•

The Portfolio ended the period with an overweight relative to the blended benchmark in equities and an underweight in fixed income. At period end, the Portfolio’s cash position was approximately 6% of net assets. When appropriate, we equitize the cash sleeve using broad-market index futures as a way to increase its overall equity position. Cash contributed positively to performance over the 12-month period.

•

As it becomes more apparent that we are in the midst of an economic recovery, we find ourselves asking how much of the recovery is based on fundamentals, and how much of it is based on the side effects of accommodative policy. The question that remains to be answered is whether liquidity-driven asset price reflation will outpace growth, due to fundamentals. While we wait for more evidence of a self-sustained recovery, we believe that stocks are increasingly more attractive over credit and remain committed to growth-sensitive risk assets across the Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Fannie Mae	12%
U.S. Treasury Notes/Strips	6
Freddie Mac	2
General Electric Co.	1
Ginnie Mae	1
Morgan Stanley	1
Credit Suisse Group	1
JPMorgan Chase & Co.	1
The Bear Stearns Cos., Inc.	1
Wells Fargo & Co.	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	56%
U.S. Government Sponsored Agency Securities	17
Corporate Bonds	7
Non-Agency Mortgage-Backed Securities	7
U.S. Treasury Obligations	7
Asset-Backed Securities	2
Foreign Government Obligations	1
Taxable Municipal Bonds	1
Preferred Securities	1
Foreign Agency Obligations	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

3	This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

4	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	29.07%	6.15%	N/A	4.55%	N/A	5.65%	N/A
Service	28.96	5.83	N/A	4.28	N/A	5.40	N/A
Investor A	28.83	5.66	0.08%	4.16	3.03%	5.29	4.73%
Investor B	28.42	4.93	0.43	3.35	3.03	4.69	4.69
Investor C	28.47	4.99	3.99	3.42	3.42	4.54	4.54
60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index	22.04	0.63	N/A	2.95	N/A	2.74	N/A
S&P 500 Index	34.02	(6.91)	N/A	1.02	N/A	(0.15)	N/A
Barclays Capital US Aggregate Bond Index	5.59	10.56	N/A	5.13	N/A	6.30	N/A

5	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,290.70	$5.00	$1,000.00	$1,020.71	$4.41
Service	$1,000.00	$1,289.60	$6.43	$1,000.00	$1,019.45	$5.67
Investor A	$1,000.00	$1,288.30	$7.06	$1,000.00	$1,018.90	$6.23
Investor B	$1,000.00	$1,284.20	$11.40	$1,000.00	$1,015.09	$10.05
Investor C	$1,000.00	$1,284.70	$11.28	$1,000.00	$1,015.19	$9.95

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.87% for Institutional, 1.12% for Service, 1.23% for Investor A, 1.99% for Investor B and 1.97% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Portfolio on that date.

The Portfolio’s investment advisor waived or reimbursed a portion of the Portfolio’s expenses. Without such waiver and reimbursement, the Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance its yield and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment income.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	7

Summary Schedule of Investments September 30, 2009

This summary schedule of investments is presented to help investors focus on the Portfolio’s principal holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Portfolio’s net assets and affiliated issues. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

	Par (000)	Value	Percentages of Net Assets
Asset-Backed Securities
Bank of America Auto Trust,
Series 2009-2A, Class A3, 2.13%, 9/15/13(a)	$1,430	$1,432,480	0.3%
Chase Issuance Trust,
Series 2009-A7, Class A7, 0.69%, 9/17/12(b)	1,725	1,725,133	0.3%
Countrywide Asset-Backed Certificates:
Series 2002-2, Class M2, 1.97%, 12/25/31(b)	2	861	0.0%
Series 2003-3, Class M6, 3.15%, 7/25/32(b)	3	343	0.0%
Series 2003-BCI, Class M2, 3.25%, 9/25/32(b)	35	4,372	0.0%
Series 2003-2, Class M2, 2.72%, 3/26/33(b)	123	33,058	0.0%
Series 2006-18, Class 2A1, 0.30%, 3/25/37(b)	154	152,585	0.0%
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)	1,720	1,748,186	0.3%
Series 2008-5, Class A3, 1.80%, 1/25/18(b)	440	450,628	0.1%
Series 2005-4, Class A2, 0.58%, 4/26/21(b)	475	470,832	0.1%
Series 2008-5, Class A4, 2.20%, 7/25/23(b)	1,170	1,212,025	0.2%
Other Securities		5,574,535	1.1%

Total Asset-Backed Securities		12,805,038	2.4%

Preferred Securities
Capital Trusts
Commercial Banks
Other Securities		306,250	0.1%
Diversified Financial Services
Credit Suisse/Guernsey, 5.86%(b)(c)(d)	530	402,800	0.1%
General Electric Capital Corp., 6.38%, 11/15/67(b)	360	297,900	0.1%
Goldman Sachs Capital II, 5.79%(b)(d)	300	216,000	0.0%
JPMorgan Chase & Co., 7.90%(b)(d)	195	187,233	0.0%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	1,150	1,157,321	0.2%
Other Securities		11	0.0%

		2,261,265	0.4%

	Shares
Capital Trusts
Insurance
Other Securities		753,556	0.1%

Total Preferred Securities		3,321,071	0.6%

Collateralized Debt Obligations
Other Securities		—	0.0%

Common Stocks
Aerospace & Defense
Other Securities		3,703,880	0.7%

Air Freight & Logistics
United Parcel Service, Inc. - Class B	26,925	1,520,455	0.3%
Other Securities		821,345	0.1%

		2,341,800	0.4%

Airlines
Other Securities		2,340,406	0.4%

Auto Components
Westport Innovations, Inc. (acquired 9/15/04, cost $10,162)(e)(f)	2,086	26,494	0.0%
Other Securities		2,403,721	0.5%

		2,430,215	0.5%

Automobiles
Other Securities		1,434,748	0.3%

Beverages
The Coca-Cola Co.	37,323	2,004,245	0.4%
Other Securities		2,540,161	0.5%

		4,544,406	0.9%

Biotechnology
Amgen, Inc.(e)	37,700	2,270,671	0.4%
Other Securities		3,027,357	0.6%

		5,298,028	1.0%

Building Products
Other Securities		1,124,632	0.2%

Capital Markets
The Goldman Sachs Group, Inc.	14,875	2,742,206	0.5%
Morgan Stanley	13,975	431,548	0.1%
Other Securities		4,965,251	0.9%

		8,139,005	1.5%

Chemicals
Other Securities		8,106,014	1.5%

Commercial Banks
HSBC Holdings Plc	139,659	1,599,173	0.3%
Wells Fargo & Co.	36,050	1,015,889	0.2%

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

	Shares	Value	Percentages of Net Assets
Common Stocks
Other Securities		$8,200,008	1.5%

		10,815,070	2.0%

Commercial Services & Supplies
Other Securities		2,371,207	0.4%

Communications Equipment
Cisco Systems, Inc.(e)	105,591	2,485,612	0.5%
QUALCOMM, Inc.	65,522	2,947,180	0.5%
Other Securities		2,700,074	0.5%

		8,132,866	1.5%

Computers & Peripherals
Apple, Inc.(e)	21,734	4,028,832	0.8%
Hewlett-Packard Co.	37,525	1,771,555	0.3%
International Business Machines Corp.	12,475	1,492,135	0.3%
Other Securities		2,748,260	0.5%

		10,040,782	1.9%

Construction & Engineering
Other Securities		2,043,516	0.4%

Construction Materials
Other Securities		1,021,137	0.2%

Consumer Finance
SLM Corp.(e)	16,600	144,752	0.0%
Other Securities		196,789	0.1%

		341,541	0.1%

Containers & Packaging
Other Securities		1,942,221	0.4%

Distributors
Other Securities		246,361	0.0%

Diversified Consumer Services
Other Securities		501,730	0.1%

Diversified Financial Services
Bank of America Corp.	47,950	811,314	0.2%
Citigroup, Inc.	41,400	200,376	0.0%
JPMorgan Chase & Co.	50,225	2,200,859	0.4%
Other Securities		3,749,522	0.7%

		6,962,071	1.3%

Diversified Telecommunication Services
AT&T, Inc.	33,042	892,464	0.2%
Verizon Communications, Inc.	57,044	1,726,722	0.3%
Other Securities		3,616,722	0.7%

		6,235,908	1.2%

Electric Utilities
Other Securities		2,372,575	0.4%

Electrical Equipment
Other Securities		1,431,355	0.3%

Electronic Equipment, Instruments & Components
Other Securities		3,826,235	0.7%

Energy Equipment & Services
Schlumberger Ltd.	28,347	1,689,481	0.3%
Technicoil Corp. (acquired 6/15/04, cost $24,418)(e)(f)	33,500	11,577	0.0%
Other Securities		10,299,083	1.9%

		12,000,141	2.2%

Food & Staples Retailing
Wal-Mart Stores, Inc.	35,786	1,756,735	0.3%
Other Securities		2,046,824	0.4%

		3,803,559	0.7%

Food Products
Nestle SA	37,015	1,580,195	0.3%
Other Securities		4,106,809	0.8%

		5,687,004	1.1%

Gas Utilities
Other Securities		1,443,027	0.3%

Health Care Equipment & Supplies
Other Securities		7,171,544	1.3%

Health Care Providers & Services
Other Securities		10,148,748	1.9%

Health Care Technology
Other Securities		1,254,092	0.2%

Hotels, Restaurants & Leisure
Other Securities		5,954,644	1.1%

Household Durables
Other Securities		1,336,892	0.3%

Household Products
The Procter & Gamble Co.	44,780	2,593,657	0.5%
Other Securities		1,126,034	0.2%

		3,719,691	0.7%

Independent Power Producers & Energy Traders
Other Securities		3,552,917	0.7%

Industrial Conglomerates
3M Co.	23,200	1,712,160	0.3%
General Electric Co.	79,375	1,303,338	0.2%
Other Securities		1,426,173	0.3%

		4,441,671	0.8%

Insurance
Other Securities		13,131,585	2.5%

Internet & Catalog Retail
Other Securities		1,842,538	0.3%

Internet Software & Services
Google, Inc. - Class A(e)	6,022	2,986,009	0.6%
Other Securities		2,405,773	0.4%

		5,391,782	1.0%

IT Services
Other Securities		4,294,517	0.8%

Leisure Equipment & Products
Other Securities		554,102	0.1%

Life Sciences Tools & Services
Other Securities		1,451,331	0.3%

Machinery
Danaher Corp.	30,100	2,026,332	0.4%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	9

Summary Schedule of Investments (continued)

	Shares	Value	Percentages of Net Assets
Common Stocks
Machinery (concluded)
Other Securities		$6,322,105	1.2%

		8,348,437	1.6%

Marine
Other Securities		227,525	0.0%

Media
Other Securities		6,192,494	1.2%

Metals & Mining
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,372)(e)(f)	5,300	1,262	0.0%
Other Securities		9,648,182	1.8%

		9,649,444	1.8%

Multiline Retail
Kohl’s Corp.(e)	34,302	1,956,929	0.4%
Other Securities		2,357,293	0.4%

		4,314,222	0.8%

Multi-Utilities
Other Securities		2,800,493	0.5%

Office Electronics
Other Securities		1,296,306	0.2%

Oil, Gas & Consumable Fuels
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $63,400)(e)(f)	40,320	36,906	0.0%
ConocoPhillips	31,300	1,413,508	0.3%
CONSOL Energy, Inc.	34,989	1,578,354	0.3%
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(e)(f)	9,400	75,945	0.0%
Exxon Mobil Corp.	46,700	3,204,087	0.6%
Galleon Energy, Inc. - Class A (acquired 2/09/04, cost $12,571)(e)(f)	6,300	36,894	0.0%
Longview Energy Co. (acquired 8/13/04, cost $48,000)(e)(f)	3,200	28,800	0.0%
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(e)(f)	8,685	103,178	0.0%
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $39,607)(e)(f)	11,600	10,835	0.0%
PetroHawk Energy Corp.(e)	69,500	1,682,595	0.3%
Plains Exploration & Production Co.(e)	57,025	1,577,312	0.3%
TriStar Oil & Gas Ltd. (acquired 11/24/08, cost $5,747)(e)(f)	700	10,232	0.0%
Vero Energy, Inc. (acquired 11/28/05, cost $3,345)(e)(f)	1,759	6,670	0.0%
Other Securities		23,004,999	4.3%

		32,770,315	6.1%

Paper & Forest Products
Other Securities		1,138,730	0.2%

Personal Products
Other Securities		1,436,100	0.3%

Pharmaceuticals
Abbott Laboratories	30,900	1,528,623	0.3%
Pfizer, Inc.	79,400	1,314,070	0.2%
Other Securities		10,438,764	2.0%

		13,281,457	2.5%

Professional Services
Other Securities		2,368,871	0.4%

Real Estate Investment Trusts (REITs)
Other Securities		3,534,374	0.7%

Real Estate Management & Development
Other Securities		2,225,534	0.4%

Road & Rail
Other Securities		2,723,999	0.5%

Semiconductors & Semiconductor Equipment
Other Securities		8,511,776	1.6%

Software
Microsoft Corp.	127,400	3,298,386	0.6%
Other Securities		7,276,638	1.4%

		10,575,024	2.0%

Specialty Retail
Other Securities		7,625,913	1.4%

Textiles, Apparel & Luxury Goods
Other Securities		1,216,566	0.2%

Thrifts & Mortgage Finance
Other Securities		613,418	0.1%

Tobacco
Philip Morris International, Inc.	25,801	1,257,541	0.3%
Other Securities		1,684,912	0.3%

		2,942,453	0.6%

Trading Companies & Distributors
Other Securities		1,308,755	0.2%

Transportation Infrastructure
Other Securities		1,414,593	0.3%

Water Utilities
Other Securities		249,991	0.1%

Wireless Telecommunication Services
Other Securities		3,085,322	0.6%

Total Common Stocks		314,779,606	58.9%

	Par (000)
Corporate Bonds
Aerospace & Defense
Other Securities		35,350	0.0%

Auto Components
Other Securities		188,463	0.0%

Capital Markets
The Goldman Sachs Group, Inc., 5.25%, 10/15/13	$310	329,101	0.1%

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentages of Net Assets
Corporate Bonds
Capital Markets (concluded)
Morgan Stanley:
0.79%, 1/09/12(b)	$925	$900,264	0.2%
5.55%, 4/27/17	115	114,564	0.0%
5.63%, 9/23/19	700	688,309	0.1%
Other Securities		19	0.0%

		2,032,257	0.4%

Chemicals
Other Securities		624,675	0.1%

Commercial Banks
JPMorgan Chase Bank, N.A.,
6.00%, 7/05/17	425	446,395	0.1%
Other Securities		34,593	0.0%

		480,988	0.1%

Commercial Services & Supplies
Other Securities		24,605	0.0%

Containers & Packaging
Other Securities		544,275	0.1%

Diversified Financial Services
General Electric Capital Corp.:
5.00%, 12/01/10	300	310,089	0.1%
6.75%, 3/15/32	50	51,046	0.0%
6.15%, 8/07/37	360	341,631	0.1%
JPMorgan Chase & Co.,
5.60%, 6/01/11	550	583,456	0.1%
Other Securities		2,806,423	0.5%

		4,092,645	0.8%

Diversified Telecommunication Services
AT&T, Inc.:
5.50%, 2/01/18	250	260,844	0.0%
6.50%, 9/01/37	800	859,606	0.2%
Verizon Communications, Inc.:
8.75%, 11/01/18	1,050	1,311,712	0.2%
6.35%, 4/01/19	300	331,280	0.1%
Verizon Maryland, Inc.,
5.13%, 6/15/33	10	8,510	0.0%
Other Securities		1,912,055	0.4%

		4,684,007	0.9%

Electric Utilities
Other Securities		1,925,579	0.4%

Food & Staples Retailing
Other Securities		44,000	0.0%

Food Products
Other Securities		1,586,045	0.3%

Gas Utilities
Other Securities		139,235	0.0%

Health Care Equipment & Supplies
Other Securities		352,762	0.1%

Health Care Providers & Services
Other Securities		213,900	0.0%

Hotels, Restaurants & Leisure
Other Securities		524,120	0.1%

Household Durables
Other Securities		2,160,826	0.4%

Independent Power Producers & Energy Traders
Other Securities		183,825	0.0%

Insurance
Other Securities		3,121,852	0.6%

Internet & Catalog Retail
Other Securities		1,164,450	0.2%

Media
Other Securities		3,090,394	0.6%

Metals & Mining
Other Securities		10,475	0.0%

Multiline Retail
Other Securities		410,643	0.1%

Oil, Gas & Consumable Fuels
ConocoPhillips, 4.60%, 1/15/15	$1,045	1,115,322	0.2%
Other Securities		2,829,742	0.5%

		3,945,064	0.7%

Paper & Forest Products
Other Securities		143,064	0.0%

Pharmaceuticals
Pfizer, Inc., 5.35%, 3/15/15(g)	1,190	1,317,696	0.3%
Other Securities		2,297,322	0.4%

		3,615,018	0.7%

Real Estate Investment Trusts (REITs)
Other Securities		96,600	0.0%

Software
Other Securities		1,263,543	0.2%

Specialty Retail
Other Securities		80,800	0.0%

Tobacco
Philip Morris International, Inc., 6.88%, 3/17/14	275	314,150	0.1%

Wireless Telecommunication Services
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(a)	1,620	1,671,398	0.3%
Other Securities		1,940,371	0.4%

		3,611,769	0.7%

Total Corporate Bonds		40,705,379	7.6%

Exchange-Traded Funds
Other Securities		248,570	0.1%

Foreign Agency Obligations
Other Securities		2,920,012	0.6%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	11

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentages of Net Assets
Foreign Government Obligations
Argentina
Other Securities		$55,527	0.0%

Brazil
Other Securities		1,172,370	0.2%

Canada
Other Securities		708,368	0.1%

Colombia
Other Securities		271,200	0.1%

El Salvador
Other Securities		55,000	0.0%

Indonesia
Other Securities		220,050	0.1%

Israel
Other Securities		198,622	0.0%

Mexico
Other Securities		373,007	0.1%

Panama
Other Securities		125,400	0.0%

Peru
Other Securities		124,775	0.0%

Philippines
Other Securities		431,975	0.1%

Russia
Other Securities		204,093	0.0%

Tunisia
Other Securities		467,500	0.1%

Turkey
Other Securities		558,514	0.1%

Ukraine
Other Securities		78,000	0.0%

United Kingdom
Other Securities		454,458	0.1%

Uruguay
Other Securities		174,075	0.0%

Venezuela
Other Securities		416,000	0.1%

Total Foreign Government Obligations		6,088,934	1.1%

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.00%, 7/25/19	$138	130,841	0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 3A1, 5.37%, 8/25/35(b)	3,589	3,010,386	0.6%
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17, 6.00%, 6/25/35	1,114	1,008,017	0.2%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-27, Class M, 4.06%, 6/25/33(b)	487	46,641	0.0%
Series 2003-56, Class 4A1, 4.90%, 12/25/33(b)	1,016	977,870	0.2%
Series 2003-58, Class B1, 4.69%, 2/19/34(b)	119	33,687	0.0%
Series 2007-J3, Class A10, 6.00%, 7/25/37(b)	898	769,420	0.2%
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(b)	409	190,742	0.0%
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 3A1, 6.00%, 10/25/21	232	154,467	0.0%
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22	122	103,494	0.0%
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	116	106,408	0.0%
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 3.57%, 4/25/33(b)	42	16,154	0.0%
Series 2003-AR5, Class B2, 2.91%, 6/25/33(b)	146	42,848	0.0%
Series 2003-AR8, Class B1, 2.85%, 8/25/33(b)	172	37,746	0.0%
Series 2004-AR1, Class B1, 3.71%, 3/25/34(b)	738	213,130	0.0%
Series 2004-AR3, Class B1, 3.13%, 6/25/34(b)	189	95,862	0.0%
Series 2006-AR18, Class 1A1, 5.28%, 1/25/37(b)	797	527,375	0.1%
Series 2007-HY7, Class 4A1, 5.84%, 7/25/37(b)	1,308	869,746	0.2%
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(b)	258	134,809	0.0%
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(b)	215	115,621	0.0%
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35(b)	1,607	1,469,227	0.3%

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentages of Net Assets
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Series 2006-AR2, Class 2A5, 5.03%, 3/25/36(b)	$1,773	$1,321,250	0.3%
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36(b)	316	249,710	0.1%
Series 2006-AR17, Class A1, 5.33%, 10/25/36(b)	527	399,280	0.1%
Other Securities		3,967,848	0.7%

		15,992,579	3.0%

Commercial Mortgage-Backed Securities
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A2, 5.46%, 4/11/37	1,375	1,432,742	0.3%
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(b)	421	432,222	0.1%
Series 2002-TOP6, Class A1, 5.92%, 10/15/36	185	189,564	0.0%
Series 2003-T12, Class A4, 4.68%, 8/13/39(b)	1,025	1,022,562	0.2%
CS First Boston Mortgage Securities Corp.:
Series 2002-CP5, Class A2, 4.94%, 12/15/35	1,010	1,045,483	0.2%
Series 2001-CP4, Class D, 6.61%, 12/15/35	1,450	1,444,000	0.3%
Series 2002-CKS4, Class A2, 5.18%, 11/15/36	1,090	1,123,193	0.2%
Series 2002-CKN2, Class A3, 6.13%, 4/15/37	1,000	1,056,701	0.2%
Series 2003-C3, Class A5, 3.94%, 5/15/38	1,020	1,003,914	0.2%
First Union National Bank Commercial Mortgage:
Series 2001-C4, Class A2, 6.22%, 12/12/33	1,140	1,195,434	0.2%
Series 2001-C2, Class A2, 6.66%, 1/12/43	923	965,578	0.2%
GE Business Loan Trust:
Series 2003-1, Class A, 0.67%, 4/15/31(a)(b)	129	93,032	0.0%
Series 2003-1, Class B, 1.54%, 4/15/31(a)(b)	86	38,763	0.0%
Series 2003-2A, Class B, 1.24%, 11/15/31(a)(b)	554	373,628	0.1%
Series 2004-1, Class B, 0.94%, 5/15/32(a)(b)	131	50,747	0.0%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2, 5.99%, 6/15/49(b)	1,220	1,223,133	0.2%
Morgan Stanley Capital I:
Series 2001-TOP1, Class A4, 6.66%, 2/15/33	821	849,439	0.2%
Series 2002-TOP7, Class A1, 5.38%, 1/15/39	70	71,174	0.0%
Series 2003-IQ4, Class A2, 4.07%, 5/15/40	1,025	1,008,024	0.2%
Series 2005-HQ6, Class A4A, 4.99%, 8/13/42	2,405	2,340,296	0.4%
Other Securities		6,451,236	1.2%

		23,410,865	4.4%

Interest Only Collateralized Mortgage Obligations
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 2.06%, 5/25/36(a)(b)	4,422	137,073	0.0%
Other Securities		6,529	0.0%

		143,602	0.0%

Principal Only Collateralized Mortgage Obligations
Other Securities		37,196	0.0%

Total Non-Agency Mortgage-Backed Securities		39,584,242	7.4%

Taxable Municipal Bonds
State of California Various Purpose GO, 5.45%, 4/01/15	1,450	1,531,591	0.3%
Other Securities		2,008,048	0.4%

Total Taxable Municipal Bonds		3,539,639	0.7%

U.S. Government Sponsored Agency Securities
Agency Obligations
Federal Home Loan Bank:
5.63%, 6/13/16	890	898,276	0.2%
5.38%, 5/15/19	2,005	2,198,807	0.4%
Freddie Mac:
1.75%, 6/15/12	600	603,167	0.1%
5.25%, 4/18/16	760	847,718	0.1%
Other Securities		1,458,586	0.3%

		6,006,554	1.1%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	13

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentages of Net Assets
U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations
Fannie Mae:
Series 2004-88, Class HA, 6.50%, 7/25/34	$31	$33,445	0.0%
Series 2007-108, Class AN, 8.83%, 11/25/37(b)	682	749,742	0.2%
Freddie Mac, Series 2864, Class NA, 5.50%, 1/15/31	85	89,983	0.0%

		873,170	0.2%

Federal Deposit Insurance Corporation Guaranteed
Citibank, N.A., 1.38%, 8/10/11	2,700	2,709,655	0.5%
Citigroup Funding, Inc.:
2.13%, 7/12/12	755	763,334	0.1%
1.88%, 10/22/12	1,500	1,502,906	0.3%
General Electric Capital Corp.:
2.25%, 3/12/12	950	967,156	0.2%
2.00%, 9/28/12	950	955,294	0.2%
2.13%, 12/21/12	2,060	2,078,711	0.4%
2.63%, 12/28/12	1,250	1,280,689	0.2%

		10,257,745	1.9%

Interest Only Collateralized Mortgage Obligations
Fannie Mae, Series 2003-T1, Class R, 0.65%, 11/25/12(b)	6,294	95,034	0.0%
Ginnie Mae, Series 2009-26, Class SC, 6.16%, 1/16/38(b)	1,637	158,528	0.0%

		253,562	0.0%

Mortgage-Backed Securities
Fannie Mae Mortgage-Backed Securities:
7.00%, 8/01/14-1/01/16	104	110,932	0.0%
5.50%, 4/01/17-2/01/35	324	341,803	0.1%
5.00%, 1/01/23	1,041	1,093,933	0.2%
5.00%, 2/01/24	2,974	3,124,626	0.6%
4.50%, 10/01/24(h)	1,400	1,449,000	0.3%
5.00%, 10/01/24(h)	2,600	2,725,125	0.5%
5.50%, 10/01/24(h)	700	740,031	0.1%
6.00%, 10/01/24(h)	100	106,500	0.0%
7.50%, 10/01/25(i)	—	4	0.0%
6.00%, 3/01/34	3,202	3,407,828	0.6%
4.19%, 12/01/34(b)	694	706,525	0.1%
5.50%, 2/01/35(g)	4,679	4,922,530	0.9%
6.00%, 9/01/11-8/01/37	3,098	3,289,285	0.6%
6.00%, 11/01/37	1,691	1,788,105	0.3%
5.50%, 9/01/38	3,727	3,903,965	0.7%
4.50%, 4/01/39-9/01/39	5,945	6,029,643	1.2%
4.00%, 10/01/24-10/01/39(h)	1,800	1,808,875	0.4%
4.50%, 10/01/39(h)	13,700	13,871,250	2.6%
5.00%, 10/01/39(h)	4,000	4,130,000	0.8%
5.50%, 10/01/39(h)	4,500	4,706,719	0.9%
6.00%, 10/01/39(h)	6,500	6,855,469	1.3%
6.50%, 11/01/39(h)	1,500	1,595,156	0.3%
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/10	47	47,197	0.0%
6.00%, 4/01/13-6/01/16	59	62,727	0.0%
5.00%, 2/01/22-4/01/22	948	999,527	0.1%
9.50%, 12/01/22	133	152,643	0.0%
8.00%, 2/01/23-8/01/27	16	17,942	0.0%
5.00%, 10/01/24-10/01/39(h)	1,400	1,464,156	0.3%
6.00%, 10/01/24(h)	300	319,312	0.1%
5.50%, 8/01/33	24	25,319	0.0%
5.05%, 12/01/35-4/01/38(b)	1,340	1,398,240	0.3%
5.50%, 10/01/39(h)	2,400	2,511,750	0.5%
Ginnie Mae Mortgage-Backed Securities:
7.50%, 12/15/10	8	7,702	0.0%
5.50%, 4/15/33-8/15/33	414	438,059	0.1%
5.00%, 10/20/33	883	919,451	0.2%
2.75%, 5/20/34(b)	108	108,212	0.0%
5.00%, 10/01/39(h)	3,200	3,311,000	0.6%
6.00%, 10/01/39(h)	1,400	1,477,437	0.3%

		79,967,978	15.0%

Total U.S. Government Sponsored Agency Securities		97,359,009	18.2%

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29	1,300	1,509,422	0.3%
4.25%, 5/15/39(j)	870	900,042	0.2%
U.S. Treasury Notes:
1.00%, 9/30/11	575	575,449	0.1%
1.38%, 9/15/12	3,855	3,848,374	0.7%
2.38%, 8/31/14	4,455	4,471,706	0.8%
2.38%, 9/30/14(k)	7,055	7,073,202	1.3%
3.25%, 7/31/16(k)	3,995	4,088,635	0.8%
3.00%, 9/30/16(k)	10,800	10,843,027	2.0%
3.63%, 8/15/19(k)	1,310	1,344,592	0.3%

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

	Par (000)	Value	Percentages of Net Assets
U.S. Treasury Obligations
U.S. Treasury Strips, 3.88%, 8/15/20(l)	$3,240	$2,133,971	0.4%

Total U.S. Treasury Obligations		36,788,420	6.9%

Warrants
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/09, strike price 1.80 CAD) (acquired 4/04/08, cost $51)(e)(f)	5,300	—	0.0%
Other Securities		1,024	0.0%

Total Warrants		1,024	0.0%

Total Long-Term Investments (Cost — $503,706,201)		558,140,944	104.5%

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(m)(n)	32,630,899	32,630,899	6.1%
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(m)(n)(o)	1,248,500	1,248,500	0.2%

Total Short-Term Securities (Cost — $33,879,399)		33,879,399	6.3%

Options Purchased
Over-the-Counter Call Swaptions Purchased
Other Securities		421,307	0.1%

Over-the-Counter Put Swaptions Purchased
Other Securities		813,876	0.1%

Total Options Purchased (Cost — $1,668,303)		1,235,183	0.2%

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $539,253,903*)		593,255,526	111.0%

	Par (000)
TBA Sale Commitments(h)
Fannie Mae Mortgage-Backed Securities:
5.00%, 10/01/24- 11/01/24	$3,600	(3,771,533)	(0.7)%
4.50%, 10/01/39	1,900	(1,923,750)	(0.4)%
5.50%, 10/01/39	6,127	(6,408,197)	(1.2)%
6.00%, 10/01/39	14,114	(14,885,778)	(2.8)%
Freddie Mac Mortgage-Backed Securities, 5.00%, 10/01/24	2,000	(2,098,750)	(0.4)%
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/39	800	(826,752)	(0.1)%
6.00%, 10/01/39	1,400	(1,477,437)	(0.3)%

Total TBA Sale Commitments (Proceeds — $31,137,193)		(31,392,197)	(5.9)%

	Contracts (p)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank Plc	150	(20,444)	(0.0)%
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	210	(38,683)	(0.0)%
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	400	(86,651)	(0.0)%
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	560	(139,290)	(0.0)%
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	460	(147,688)	(0.0)%
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International	440	(167,040)	(0.0)%
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	300	(121,688)	(0.0)%
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	260	(112,524)	(0.0)%
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.	360	(158,384)	(0.0)%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	15

Summary Schedule of Investments (continued)

	Contracts (p)	Value	Percentages of Net Assets
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	230	$(109,653)	(0.0)%
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.	310	(169,702)	(0.0)%
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	460	(255,316)	(0.1)%
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	160	(92,310)	(0.0)%
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	320	(185,453)	(0.1)%
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	280	(281,840)	(0.1)%
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	570	(628,813)	(0.1)%
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	260	(351,753)	(0.1)%
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	140	(239,998)	(0.1)%
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	50	(89,428)	(0.0)%

		(3,396,658)	(0.6)%

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.140% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank Plc	150	(90,519)	(0.0)%
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	210	(97,213)	(0.0)%
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	460	(160,893)	(0.1)%
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	260	(67,552)	(0.0)%
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.	360	(85,071)	(0.0)%
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	230	(54,288)	(0.0)%
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	400	(51,933)	(0.0)%
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	310	(123,812)	(0.1)%
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	560	(61,374)	(0.0)%
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	460	(181,840)	(0.1)%
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	160	(57,268)	(0.0)%

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

	Contracts (p)	Value	Percentages of Net Assets
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	320	$(117,321)	(0.0)%
Receive a fixed rate of 4.400% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International	440	(44,560)	(0.0)%
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	190	(59,960)	(0.0)%
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	300	(55,423)	(0.0)%
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	280	(40,615)	(0.0)%
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	570	(22,416)	(0.0)%
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	260	(44,596)	(0.0)%
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	140	—	(0.0)%
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	830	(21,548)	(0.0)%
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	50	(159)	(0.0)%

		(1,438,361)	(0.3)%

Total Options Written (Premiums Received — $4,748,125)		(4,835,019)	(0.9)%

Total Investments Net of TBA Sale Commitments and Outstanding Options Written		557,028,310	104.2%
Liabilities in Excess of Other Assets		(22,680,461)	(4.2)%

Net Assets		$534,347,849	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$549,625,254

Gross unrealized appreciation	$62,122,786
Gross unrealized depreciation	(18,492,514)

Net unrealized appreciation	$43,630,272

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Non-income producing security.

(f)	Restricted security as to resale. As of report date the Portfolio held 0.1% of its net assets, with a current value of $348,793 and an original cost of $312,855 in these securities.

(g)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(1,923,750)	$(20,781)
Barclays Bank, Plc	$(2,098,750)	$(19,375)
BNP Paribas	$527,344	$1,250
Citibank, N.A.	$4,514,937	$27,859
Credit Suisse International	$10,301,181	$79,621
Deutsche Bank AG	$4,989,248	$15,740
Goldman Sachs Bank USA	$4,384,311	$46,077
JPMorgan Chase Bank, N.A.	$3,207,406	$21,422
Morgan Stanley Capital Services, Inc.	$(8,222,344)	$(137,840)

(i)	Par is less than $500.

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(k)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	17

Summary Schedule of Investments (continued)

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$32,630,899	$132,710
BlackRock Liquidity Series, LLC Money Market Series	$(221,400)	$27,721

(n)	Represents the current yield as of report date.

(o)	Security purchased with the cash collateral from securities loans.

(p)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	82,000	USD	75,243	Citibank, N.A.	10/01/09	$1,346
USD	405,540	JPY	36,336,375	State Street Bank & Trust Co.	10/01/09	745
BRL	687,981	USD	365,500	Royal Bank of Scotland	10/02/09	22,718
EUR	65,000	USD	94,770	Citibank, N.A.	10/02/09	348
EUR	69,289	USD	100,926	State Street Bank & Trust Co.	10/02/09	468
USD	365,500	BRL	654,245	Royal Bank of Scotland	10/02/09	(3,968)
AUD	1,305,000	USD	1,074,563	Citibank, N.A.	10/28/09	74,099
AUD	400,000	USD	343,388	Deutsche Bank AG	10/28/09	8,692
AUD	204,000	USD	169,483	UBS AG	10/28/09	10,078
AUD	250,000	USD	207,742	UBS AG	10/28/09	12,308
CAD	100,000	USD	93,518	Deutsche Bank AG	10/28/09	(113)
CAD	958,000	USD	872,233	Deutsche Bank AG	10/28/09	22,592
CHF	1,125,000	USD	1,058,770	Citibank, N.A.	10/28/09	27,081
DKK	1,678,000	USD	319,979	Citibank, N.A.	10/28/09	9,732
EUR	938,000	USD	1,332,907	Barclays Bank, Plc	10/28/09	39,694
GBP	42,000	USD	69,357	Citibank, N.A.	10/28/09	(2,243)
GBP	103,000	USD	169,017	Deutsche Bank AG	10/28/09	(4,428)
HKD	1,322,000	USD	170,635	Citibank, N.A.	10/28/09	(25)
HKD	1,085,000	USD	140,022	Citibank, N.A.	10/28/09	1
JPY	2,383,000	USD	26,430	Citibank, N.A.	10/28/09	122
JPY	14,558,000	USD	161,300	Citibank, N.A.	10/28/09	909
JPY	50,482,000	USD	535,902	Citibank, N.A.	10/28/09	26,583
JPY	5,399,000	USD	59,136	Deutsche Bank AG	10/28/09	1,022
JPY	3,633,000	USD	39,437	Deutsche Bank AG	10/28/09	1,043
JPY	13,852,000	USD	153,001	Deutsche Bank AG	10/28/09	1,343
JPY	4,949,000	USD	53,756	Deutsche Bank AG	10/28/09	1,387
JPY	28,594,000	USD	307,886	Deutsche Bank AG	10/28/09	10,717
NOK	589,000	USD	101,580	Citibank, N.A.	10/28/09	305
NOK	470,000	USD	81,154	UBS AG	10/28/09	146
SEK	1,603,000	USD	220,174	Citibank, N.A.	10/28/09	9,814
SEK	5,374,000	USD	751,593	Deutsche Bank AG	10/28/09	19,434
USD	12,107	CAD	13,000	Barclays Bank, Plc	10/28/09	—
USD	75,244	CAD	82,000	Citibank, N.A.	10/28/09	(1,348)
USD	51,942	CAD	56,500	Citibank, N.A.	10/28/09	(832)
USD	46,881	CAD	51,000	Citibank, N.A.	10/28/09	(756)
USD	368,345	CAD	395,000	Citibank, N.A.	10/28/09	(607)
USD	228,427	EUR	156,000	Barclays Bank, Plc	10/28/09	—
USD	52,073	EUR	36,500	Citibank, N.A.	10/28/09	(1,338)
USD	251,081	EUR	172,000	Citibank, N.A.	10/28/09	(611)
USD	21,914	EUR	15,000	Citibank, N.A.	10/28/09	(36)
USD	112,018	EUR	76,000	Citibank, N.A.	10/28/09	805
USD	249,117	EUR	170,000	Deutsche Bank AG	10/28/09	352
USD	100,612	EUR	68,000	Deutsche Bank AG	10/28/09	1,106
USD	433,111	GBP	265,000	Citibank, N.A.	10/28/09	9,656
USD	959,452	GBP	587,000	Citibank, N.A.	10/28/09	21,458
USD	1,347,249	GBP	817,000	Citibank, N.A.	10/28/09	41,729
USD	866,153	HKD	6,710,000	Barclays Bank, Plc	10/28/09	201
USD	478,232	JPY	44,150,000	Citibank, N.A.	10/28/09	(13,701)
USD	462,421	JPY	42,730,000	Citibank, N.A.	10/28/09	(13,689)
USD	344,872	NOK	2,087,000	Citibank, N.A.	10/28/09	(16,136)
USD	92,199	NOK	546,000	Deutsche Bank AG	10/28/09	(2,248)
USD	217,124	NZD	323,000	Citibank, N.A.	10/28/09	(15,691)
USD	283,225	SEK	1,969,500	Citibank, N.A.	10/28/09	654
USD	289,690	SGD	419,000	Citibank, N.A.	10/28/09	(7,691)
USD	65,979	ZAR	523,000	Citibank, N.A.	10/28/09	(3,264)
USD	11,872	ZAR	95,000	Deutsche Bank AG	10/28/09	(705)
BRL	657,754	USD	365,500	Royal Bank of Scotland	11/04/09	3,708

Total						$292,966

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
4	United Kingdom Gilt	London	December 2009	$757,911	$5,705
	ICE E-mini Russell
180	2000 Index	New York	December 2009	$10,854,000	223,200
167	S&P 500 Index	Chicago	December 2009	$43,958,575	414,972
	U.S. Treasury
36	Bonds	Chicago	December 2009	$4,369,500	94,131
	U.S. Treasury Notes
116	(5 Year)	Chicago	December 2009	$13,466,875	63,577

Total					$801,585

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (continued)

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
50	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$10,848,438	$(16,606)
87	U.S. Treasury Notes (10 Year)	Chicago	December 2009	10,294,547	(94,508)

Total					$(111,114)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	2,600	$50,978
1.81%(b)	3-month LIBOR	Citibank, N.A.	March 2012	USD	4,000	(20,723)
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	2,220	(19,386)
2.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	1,200	(11,933)
3.41%(a)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	6,900	80,334
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	4,200	97,956
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	1,200	7,638
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	2,800	15,532
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	3,600	9,369
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	1,000	2,238
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,325	(130,875)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	705	(31,485)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	1,130	213,966
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	1,700	(140,225)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	400	9,421
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	500	45,838

Total						$178,643

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Centex Corp.	6.92%	JPMorgan Chase Bank, N.A.	December 2010	265	$(21,363)
Knight, Inc.	1.80%	Credit Suisse International	January 2011	365	(2,197)
KB Home	4.90%	JPMorgan Chase Bank, N.A.	September 2011	460	(26,225)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	140	1,097
Wendy’s/Arby’s Group, Inc.	2.90%	JPMorgan Chase Bank, N.A.	December 2011	360	(11,049)
NOVA Chemicals Corp.	5.00%	Citibank, N.A.	March 2012	25	(908)
Westvaco Corp.	1.20%	Deutsche Bank AG	June 2012	410	(6,590)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank, N.A.	June 2012	35	(883)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank, N.A.	June 2012	165	(13,097)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	335	(43,270)
Knight, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	115	219
Belo Corp.	5.00%	Barclays Bank, Plc	June 2013	120	(18,858)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank, N.A.	June 2013	525	(63,523)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	19

Summary Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Expedia, Inc.	5.00%	Citibank, N.A.	September 2013	380	$(53,720)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	175	(25,932)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	575	(85,379)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	200	(14,084)
Centex Corp.	4.40%	JPMorgan Chase Bank, N.A.	December 2013	330	(49,563)
Tyson Foods, Inc.	4.10%	Barclays Bank, Plc	March 2014	445	(39,604)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	80	(28,889)
Toll Brothers, Inc.	2.00%	JPMorgan Chase Bank, N.A.	March 2014	155	(5,468)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank, N.A.	September 2014	155	(23,414)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	90	2,550
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	December 2014	335	(127,286)
TXU Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2014	125	(19,379)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	680	(92,671)
Huntsman corp.	5.00%	Goldman Sachs Bank USA	March 2015	85	(25,963)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank, N.A.	March 2015	185	(13,475)
Lennar Corp.	5.86%	JPMorgan Chase Bank, N.A.	June 2015	250	(41,012)
First Data Corp.	5.00%	Barclays Bank, Plc	December 2015	320	(63,268)
First Data Corp.	5.00%	Credit Suisse International	December 2015	130	(25,703)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	85	(16,381)
First Data Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2015	165	(32,623)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2016	690	(314,126)

Total					$(1,302,037)

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Dow Jones North America High Yield Index Series 13 Volume 1	5.00%	Credit Suisse International	December 2014	USD	1,875	$18,818

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Portfolio Abbreviations:

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Francs	NZD	New Zealand Dollar
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TBA	To-Be-Announced
GO	General Obligation	USD	US Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Summary Schedule of Investments (concluded)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$12,804,770	$268	$12,805,038
Preferred Securities	—	3,321,071	—	3,321,071
Common Stocks	$233,520,915	81,057,703	200,988	314,779,606
Corporate Bonds	—	40,705,379	—	40,705,379
Exchange-Traded Funds	248,570	—	—	248,570
Foreign Agency Obligations	—	2,920,012	—	2,920,012
Foreign Government Obligations	—	6,088,934	—	6,088,934
Non-Agency Mortgage-Backed Securities	—	39,499,856	84,386	39,584,242
Taxable Municipal Bonds	—	3,539,639	—	3,539,639
U.S. Government Sponsored Agency Securities	—	97,359,009	—	97,359,009
U.S. Treasury Obligations	—	36,788,420	—	36,788,420
Warrants	1,024	—	—	1,024
Short-Term Securities	32,630,899	1,248,500	—	33,879,399
TBA Sale Commitments:	—	(31,392,197)	—	(31,392,197)
Other Financial Instruments[1] :
Assets:	801,585	2,173,533	—	2,975,118
Liabilities:	(111,114)	(6,422,619)	(162,360)	(6,696,093)

Total	$267,091,879	$289,692,010	$123,282	$556,907,171

1	Other financial instruments are options, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Non-Agency Mortgage-Backed Securities	Total
Balance, as of September 30, 2008	$4,365	$216,001	$89,693	$310,059
Accrued discounts/premiums	2,970	—	(135)	2,835
Realized gain/loss	—	—	(433)	(433)
Change in unrealized appreciation/depreciation[2]	332	(128,996)	(261,691)	(390,355)
Net purchases/sales.	—	113,983	(39,785)	74,198
Transfers in/out of Level 3	(7,399)	—	296,737	289,338

Balance, as of September 30, 2009	$268	$200,988	$84,386	$285,642

	Warrants	Other Financial Instruments[2]	Total
Balance, as of September 30, 2008	$33	$(818)	$(785)
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	(178,850)	(178,850)
Change in unrealized appreciation/depreciation[3]	(33)	17,308	17,275
Net purchases/sales	—	—	—
Transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	—	$(162,360)	$(162,360)

2	Other financial instruments are swaps.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(553,079), which is included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	21

Statement of Assets and Liabilities

September 30, 2009
Assets
Investments at value - unaffiliated (including securities loaned of $1,198,280) (cost - $505,374,504)	$559,376,127
Investments at value - affiliated (cost - $33,879,399)	33,879,399
Foreign currency at value (cost - $759,946)	778,767
Cash	832,010
Cash pledged as collateral in connection with financial futures contracts	5,551,000
Swap premium paid	1,292,028
TBA sale commitments receivable	31,137,193
Investments sold receivable	17,425,789
Interest receivable	8,584,288
Capital shares sold receivable	817,539
Unrealized appreciation on swaps	555,954
Dividends and reclaims receivable	493,420
Unrealized appreciation on foreign currency exchange contracts	382,396
Principal paydown receivable	11,366
Dividends receivable - affiliated	7,622
Margin variation receivable	4,981
Securities lending income receivable - affiliated	494
Receivable from advisor	380
Prepaid expenses	51,717

Total assets	661,182,470

Liabilities
Investments purchased payable	67,545,275
TBA sale commitments at value (proceeds $31,137,193)	31,392,197
Payable for treasury rolls	18,576,923
Options written at value (premiums received $4,748,125)	4,835,019
Unrealized depreciation on swaps	1,660,530
Collateral at value - securities loaned	1,248,500
Capital shares redeemed payable	356,590
Other affiliates payable	315,463
Investment advisory fees payable	251,722
Service and distribution fees payable	191,429
Margin variation payable	159,718
Unrealized depreciation on foreign currency exchange contracts	89,430
Interest expense payable	66,586
Officer’s and Trustees’ fees payable	6,288
Other accrued expenses payable	138,951

Total liabilities	126,834,621

Net Assets	$534,347,849

Net Assets Consist of
Paid-in capital	$556,579,381
Undistributed net investment income	1,960,610
Accumulated net realized loss	(77,078,212)
Net unrealized appreciation/depreciation	52,886,070

Net Assets	$534,347,849

Net Asset Value
Institutional - Based on net assets of $29,126,879 and 2,193,537 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.28

Service - Based on net assets of $1,472,284 and 111,169 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.24

Investor A - Based on net assets of $361,751,384 and 27,336,834 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.23

Investor B - Based on net assets of $69,933,956 and 5,346,433 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.08

Investor C - Based on net assets of $72,063,346 and 5,527,103 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.04

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Statement of Operations

Year Ended September 30, 2009
Investment Income
Interest	$10,546,803
Dividends and reclaims	5,467,372
Foreign taxes withheld	(183,688)
Securities lending - affiliated	27,721
Interest and dividends - affiliated	133,799

Total income	15,992,007

Expenses
Investment advisory	2,662,158
Service and distribution - class specific	2,155,239
Transfer agent - class specific	985,539
Administration	362,403
Custodian	300,711
Professional	128,889
Administration - class specific	121,123
Printing	108,422
Registration	63,572
Officer and Trustees	21,319
Miscellaneous	163,816
Recoupment of past waived fees - class specific	15,901

Total expenses excluding interest expense	7,089,092
Interest expense	12,711

Total expenses	7,101,803
Less fees waived by advisor	(19,573)
Less administration fees waived - class specific	(23,965)
Less transfer agent fees waived - class specific	(11,457)
Less transfer agent fees reimbursed - class specific	(16,932)
Less fees paid indirectly	(2,968)

Total expenses after fees waived, reimbursed and paid indirectly	7,026,908

Net investment income	8,965,099

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(78,548,175)
Litigation proceeds	1,182,856
Options written	(168,787)
Financial futures contracts and swaps	9,968,810
Foreign currency transactions	(744,069)

(68,309,365)

Net change in unrealized appreciation/depreciation on:
Investments	76,061,269
Options written	(5,295)
Financial futures contracts and swaps	(339,803)
Foreign currency transactions	503,790

76,219,961

Total realized and unrealized gain	7,910,596

Net Increase in Net Assets Resulting from Operations	$16,875,695

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	23

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$8,965,099	$11,490,444
Net realized gain (loss)	(68,309,365)	17,204,510
Net change in unrealized appreciation/depreciation	76,219,961	(145,090,790)

Net increase (decrease) in net assets resulting from operations	16,875,695	(116,395,836)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(440,877)	(671,005)
Service	(21,097)	(43,165)
Investor A	(4,525,741)	(9,616,809)
Investor B	(371,592)	(1,647,905)
Investor C	(430,792)	(1,059,761)
Net realized gain:
Institutional	(406,332)	(2,001,331)
Service	(21,686)	(175,568)
Investor A	(5,466,565)	(38,125,135)
Investor B	(1,298,809)	(11,393,688)
Investor C	(1,188,380)	(6,488,172)

Decrease in net assets resulting from dividends and distributions to shareholders	(14,171,871)	(71,222,539)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(50,336,591)	(11,398,230)

Net Assets
Total decrease in net assets	(47,632,767)	(199,016,605)
Beginning of year	581,980,616	780,997,221

End of year	$534,347,849	$581,980,616

Undistributed (distributions in excess of) net investment income	$1,960,610	$(1,079,820)

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Financial Highlights

	Institutional*
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91

Net investment income	0.27 [1]	0.33 [1]	0.33 [1]	0.31 [1]	0.17 [1]	0.20
Net realized and unrealized gain (loss)	0.45	(2.76)	2.08	0.66	0.52	0.82

Net increase (decrease) from investment operations	0.72	(2.43)	2.41	0.97	0.69	1.02

Dividends and distributions from:
Net investment income	(0.21)	(0.38)	(0.24)	(0.30)	(0.17)	(0.40)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.40)	(1.68)	(0.87)	(0.95)	(0.17)	(0.94)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$13.28	$12.96	$17.07	$15.53	$15.51	$14.99

Total Investment Return[3]
Based on net asset value	6.15%[4]	(15.81)%	16.04%[5]	6.53%[5]	4.66%[5,6]	7.17%[6]

Ratios to Average Net Assets
Total expenses	0.95%	0.94%	0.93%	0.91%	1.11%[7]	1.05%[7]

Total expenses excluding recoupment of past waived fees	0.95%	0.94%	0.93%	0.91%	1.11%[7]	1.05%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.88%	0.89%[8]	0.86%	0.83%	0.86%[7]	1.03%[7]

Net investment income	2.43%	2.20%	2.03%	2.04%	1.90%[7]	1.71%[7]

Supplemental Data
Net assets, end of period (000)	$29,127	$23,083	$34,720	$32,545	$29,752	$31,328

Portfolio turnover	354%[9]	391%[10]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.71889936 for Institutional shares.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 5.92%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 0.85% for Institutional shares.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

10	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	25

Financial Highlights (continued)

	Service
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[1] to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.93	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.24 [2]	0.30 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Net realized and unrealized gain (loss)	0.44	(2.76)	2.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	0.68	(2.46)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.18)	(0.34)	(0.22)	(0.25)	(0.14)	—
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(0.37)	(1.64)	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$13.24	$12.93	$17.03	$15.51	$15.49	$14.97

Total Investment Return[4]
Based on net asset value	5.83%[5]	(16.00)%	15.74%[6]	6.24%[6]	4.44%[6,7]	2.32%[7]

Ratios to Average Net Assets
Total expenses	1.18%	1.11%	1.31%	1.17%	1.36%[8]	1.26%[8]

Total expenses excluding recoupment of past waived fees	1.15%	1.11%	1.31%	1.17%	1.36%[8]	1.26%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.11%[9]	1.10%	1.11%	1.16%[8]	1.16%[8]

Net investment income (loss)	2.17%	1.96%	1.80%	1.76%	1.60%[8]	(0.17)%[8]

Supplemental Data
Net assets, end of period (000)	$1,472	$1,552	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	354%[10]	391%[11]	93%	136%	90%	101%

	Investor A*
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89

Net investment income	0.23 [2]	0.28 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18
Net realized and unrealized gain (loss)	0.43	(2.75)	2.07	0.66	0.53	0.80

Net increase (decrease) from investment operations	0.66	(2.47)	2.34	0.91	0.66	0.98

Dividends and distributions from:
Net investment income	(0.16)	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.35)	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$13.23	$12.92	$17.01	$15.50	$15.48	$14.95

Total Investment Return[4]
Based on net asset value	5.66%[12]	(16.05)%	15.58%[6]	6.12%[6]	4.44%[6,7]	6.78%[7]

Ratios to Average Net Assets
Total expenses	1.27%	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]

Total expenses excluding recoupment of past waived fees	1.27%	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.26%	1.24%[9]	1.21%	1.23%	1.25%[8]	1.24%[8]

Net investment income	2.04%	1.84%	1.68%	1.63%	1.51%[8]	1.55%[8]

Supplemental Data
Net assets, end of period (000)	$361,751	$390,051	$506,537	$482,284	$491,557	$526,929

Portfolio turnover	354%[10]	391%[11]	93%	136%	90%	101%

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Investor B*
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74

Net investment income	0.14 [2]	0.16 [2]	0.14 [2]	0.13 [2]	0.07 [2]	0.08
Net realized and unrealized gain (loss)	0.43	(2.75)	2.07	0.65	0.51	0.81

Net increase (decrease) from investment operations	0.57	(2.59)	2.21	0.78	0.58	0.89

Dividends and distributions from:
Net investment income	(0.05)	(0.19)	(0.10)	(0.12)	(0.05)	(0.28)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.24)	(1.49)	(0.73)	(0.77)	(0.05)	(0.82)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$13.08	$12.75	$16.83	$15.35	$15.34	$14.81

Total Investment Return[4]
Based on net asset value	4.93%[13]	(16.89)%	14.81%[6]	5.30%[6]	3.94%[6,7]	6.20%[7]

Ratios to Average Net Assets
Total expenses	2.07%	2.02%	2.01%	2.03%	2.11%[8]	2.04%[8]

Total expenses excluding recoupment of past waived fees	2.06%	2.02%	2.01%	2.03%	2.11%[8]	2.04%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.04%	2.02%[9]	2.01%	2.00%	2.01%[8]	2.04%[8]

Net investment income	1.27%	1.06%	0.89%	0.86%	0.75%[8]	0.73%[8]

Supplemental Data
Net assets, end of period (000)	$69,934	$97,710	$152,820	$175,826	$181,583	$187,689

Portfolio turnover	354%[10]	391%[11]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71991517 and 0.72321182 for Investor A and Investor B shares, respectively.

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 5.60%.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7	Aggregate total investment return.

8	Annualized.

9	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.07%, 1.20% and 1.97% for Service, Investor A and Investor B shares, respectively.

10	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

11	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

12	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 5.42%.

13	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 4.69%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	27

Financial Highlights (concluded)

	Investor C*
	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74

Net investment income	0.15 [1]	0.17 [1]	0.15 [1]	0.15 [1]	0.06 [1]	0.08
Net realized and unrealized gain (loss)	0.43	(2.71)	2.04	0.65	0.52	0.81

Net increase (decrease) from investment operations	0.58	(2.54)	2.19	0.80	0.58	0.89

Dividends and distributions from:
Net investment income	(0.08)	(0.21)	(0.12)	(0.14)	(0.06)	(0.28)
Net realized gain	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.27)	(1.51)	(0.75)	(0.79)	(0.06)	(0.82)

Redemption fees added to paid-in capital	—	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$13.04	$12.73	$16.78	$15.34	$15.33	$14.81

Total Investment Return[3]
Based on net asset value	4.99%[4]	(16.66)%	14.68%[5]	5.42%[5]	3.90%[5,6]	6.20%[6]

Ratios to Average Net Assets
Total expenses	1.98%	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]

Total expenses excluding recoupment of past waived fees	1.97%	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.98%	1.94%[8]	1.94%	1.91%	2.00%[7]	2.04%[7]

Net investment income	1.32%	1.14%	0.96%	0.97%	0.75%[7]	0.76%[7]

Supplemental Data
Net assets, end of period (000)	$72,063	$69,584	$84,596	$80,286	$67,371	$65,357

Portfolio turnover	354%[9]	391%[10]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.72727901 for Investor C shares.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total return. Not including these proceeds the Portfolio’s total return would have been 4.75%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.90% for Investor C shares.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

10	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 27 registered portfolios. These financial statements relate to the Fund’s BlackRock Asset Allocation Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of the Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolio’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Portfolio values its investment in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based on its pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or

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Notes to Financial Statements (continued)

procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Portfolio is not obligated for costs associated with the registration of restricted securities.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities that represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

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Notes to Financial Statements (continued)

Preferred Stock: The Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Summary Schedule of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolio may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio.

TBA Commitments: The Portfolio may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Zero-Coupon Bonds: The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and

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Notes to Financial Statements (continued)

do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps, options written, foreign currency exchange contracts and financial futures contracts), the Portfolio will, consistent with certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions of capital gains paid by the Portfolio are recorded on the ex-dividend dates.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives income on the loaned securities but does not receive income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolio and each of its counterparties. The

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Notes to Financial Statements (continued)

ISDA Master Agreement allows the Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolio. For over-the-counter purchased options, the Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as written options obligate the Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the United States dollar.

Options: The Portfolio may purchase and write call and put options to increase or decrease its exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options.

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Notes to Financial Statements (continued)

Swaps: The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statement of Assets & Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index. As a seller (writer), if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index.

•

Interest rate swaps — The Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*
Asset Derivatives
	Statement of Assets and Liabilities Location
Interest rate contracts**	Net unrealized appreciation/depreciation	$163,413
	Unrealized appreciation on swaps	533,270
	Investment at value - unaffiliated	1,235,183
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	382,396
Credit contracts	Unrealized appreciation on swaps	22,684
Equity contracts**	Net unrealized appreciation/depreciation	638,172

Total		$2,975,118

Liability Derivatives
	Statement of Assets and Liabilities Location
Interest rate contracts**	Net unrealized appreciation/depreciation	$111,114
	Options written — at value	4,835,019
	Unrealized depreciation on swaps	354,627
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	89,430
Credit contracts	Unrealized depreciation on swaps	1,305,903

Total		$6,696,093

*	For open derivative instruments as of September 30, 2009, see the Summary Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Summary Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2009
Net Realized Gain (Loss) from
Credit contracts:
Swaps	$(499,086)
Equity contracts:
Financial futures contracts	8,994,154
Foreign currency exchange contracts:
Foreign currency exchange contracts	1,382,678
Interest rate contracts:
Financial futures contracts	1,566,579
Options***	1,977,328
Swaps	(92,837)

Total	$13,328,816

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$(1,282,401)
Equity contracts:
Financial futures contracts	595,572
Foreign currency exchange contracts:
Foreign currency exchange contracts	409,715
Interest rate contracts:
Financial futures contracts	483,657
Options***	(698,234)
Swaps	(136,631)

Total	$(628,322)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to June 1, 2009, the expense limitations as a percentage of net assets were as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.86%	1.16%	1.33%	2.08%	2.08%

Effective June 1, 2009, the expense limitations as a percentage of net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	35

Notes to Financial Statements (continued)

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares of $36,141.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares of $7,613, $124,448 and $15,208 respectively.

In addition, MLPF&S received $7,204 in commissions on the execution of portfolio security transactions for the Portfolio for the period October 1, 2008 to December 31, 2008 (after which time MLPF&S was no longer considered an affiliate).

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolio paid $34,727 in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$795	$86	$51,800	$14,734	$5,989	$73,404

PNCGIS and the Manager act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

The Portfolio has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated on the Statement of Operations. For the year ended September 30, 2009, BIM received $6,615 in securities lending agent fees.

For the year ended September 30, 2009, the following chart shows the various types of class specific expenses borne directly by each class of the Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$6,260	$327	$80,379	$17,623	$16,534	$121,123
Administration Fees Waived	$(5,411)	$(81)	$(12,395)	$(6,078)	—	$(23,965)
Service and Distribution Fees	—	$3,262	$795,308	$698,649	$658,020	$2,155,239
Transfer Agent Fees	$32,802	$1,161	$668,336	$180,153	$103,087	$985,539
Transfer Agent Fees Waived	$(772)	$(25)	$(5,309)	$(5,351)	—	$(11,457)
Transfer Agent Fees Reimbursed	$(11,167)	$(406)	$(1,124)	$(4,235)	—	$(16,932)

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

If during the Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolio:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$1,147	$349	$566	$3,703	$10,136	$15,901

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
2010	2011
$14,285	$52,224

Waivers of $28,466 previously recorded by the Portfolio, which were subject to recoupment by the Manager, expired on September 30, 2009.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the year ended September 30, 2009, was $1,089, which is included in interest and dividends -affiliated in the Statement of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions excluding short-term and US government securities, for the year ended September 30, 2009 were $1,272,409,490 and $1,333,779,257, respectively.

Purchases and sales of US government securities for the year ended September 30, 2009 were $327,173,228 and $290,948,641, respectively.

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2009 were $571,837,914 and $572,237,153, respectively.

Written options transactions during the year ended September 30, 2009 are summarized as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	2,420	$953,540	5,100	$1,143,160
Options written	9,060	3,948,927	10,187	4,105,293
Options expired	—	—	(3,084)	(242,796)
Options closed	(5,560)	(2,580,510)	(5,263)	(2,579,489)

Options outstanding at end of year	5,920	$2,321,957	6,940	$2,426,168

The Portfolio received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Portfolio. This amount is shown as litigation proceeds in the Statement of Operations.

5. Borrowings:

For the year ended September 30, 2009, the average amount of borrowings was approximately $4,890,767 and the daily weighted average interest rates in treasury rolls was 3.82%.

6. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	37

Notes to Financial Statements (continued)

CDX index (as defined in the credit agreement). The Portfolio did not borrow under the credit agreement during the year ended September 30, 2009.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2009 attributable to foreign currency transactions, amortization methods on fixed income securities, sale of stock in passive foreign investment companies, income recognized from pass-through entities, net paydown gains, the accounting for swap agreements and the classification of settlement proceeds were reclassified to the following accounts:

Paid-in capital	$(2,250)
Undistributed net investment income	$(134,570)
Accumulated net realized loss	$136,820

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

Ordinary income
9/30/09	$5,790,110
9/30/08	$22,237,194
Net long-term capital gain
9/30/09	$8,381,761
9/30/08	$48,985,345

Total distributions
9/30/09	$14,171,871

9/30/08	$71,222,539

As of September 30, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$2,671,749
Capital loss carryforwards	(15,083,634)
Net unrealized losses*	(9,819,647)

Total	$(22,231,532)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements and the deferral of post-October capital losses for tax purposes.

As of September 30, 2009, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,
2010	$2,685,812
2017	12,397,822

Total	$15,083,634

8. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)

9. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,568,005	$17,415,761	719,701	$10,781,671
Shares issued in reinvestment of dividends and distributions	60,683	676,921	116,442	1,821,085

Total issued	1,628,688	18,092,682	836,143	12,602,756
Shares redeemed	(1,216,027)	(13,381,936)	(1,089,350)	(17,388,674)

Net increase (decrease)	412,661	$4,710,746	(253,207)	$(4,785,918)

Service
Shares sold	7,630	$87,467	15,761	$240,679
Shares issued in reinvestment of dividends and distributions	1,463	16,925	2,025	31,561

Total issued	9,093	104,392	17,786	272,240
Shares redeemed	(17,967)	(204,021)	(34,266)	(509,908)

Net decrease	(8,874)	$(99,629)	(16,480)	$(237,668)

Investor A
Shares sold and automatic conversion of shares	5,331,563	$58,978,737	3,270,332	$48,680,010
Shares issued in reinvestment of dividends and distributions	875,104	9,562,047	2,930,518	45,682,395

Total issued	6,206,667	68,540,784	6,200,850	94,362,405
Shares redeemed	(9,068,937)	(99,318,802)	(5,775,786)	(86,718,679)

Net increase (decrease)	(2,862,270)	$(30,778,018)	425,064	$7,643,726

Investor B
Shares sold	382,013	$4,151,296	529,002	$7,998,032
Shares issued in reinvestment of dividends and distributions	148,206	1,551,025	789,550	12,215,796

Total issued	530,219	5,702,321	1,318,552	20,213,828
Shares redeemed and automatic conversion of shares	(2,844,557)	(30,909,977)	(2,736,738)	(40,629,040)

Net decrease	(2,314,338)	$(25,207,656)	(1,418,186)	$(20,415,212)

Investor C
Shares sold	3,873,289	$41,842,695	1,208,908	$17,588,746
Shares issued in reinvestment of dividends and distributions	143,186	1,507,320	448,828	6,911,581

Total issued	4,016,475	43,350,015	1,657,736	24,500,327
Shares redeemed	(3,955,079)	(42,312,049)	(1,232,015)	(18,103,485)

Net increase	61,396	$1,037,966	425,721	$6,396,842

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the BlackRock Asset Allocation Portfolio (the “Portfolio”) [one of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”)] as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Asset Allocation Portfolio of the BlackRock Funds as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Asset Allocation Portfolio during the taxable year ended September 30, 2009:

Record Date	10/22/2008	12/12/2008	7/22/2009
Payable Date	10/24/2008	12/16/2008	7/24/2009
Qualified Dividend Income for Individuals*	100.00%	100.00%	87.48%
Dividends Qualifying for the Dividends Received Deduction for Corporations*	84.67%	84.67%	53.49%
Interest-Related Dividends**	57.80%	57.80%	100.00%

Federal Obligation Interest*** 7.00%.

*	The Portfolio hereby designates the percentage indicated or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

***	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Portfolio distributed long-term capital gains of $0.185742 per share to shareholders of record on December 12, 2008.

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Fund”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, on behalf of BlackRock Asset Allocation Portfolio (the “Portfolio”), a series of the Fund. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

At an in-person meeting held on May 21-22, 2009, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to the Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Portfolio, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Portfolio’s performance was below the median of its Lipper Performance Universe for the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Portfolio’s fixed income allocation and its exposure to international equities were negative factors in the Portfolio’s performance in 2008 and also impacted longer-term performance over the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Portfolio’s Peers. The Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Portfolio’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund with respect to the Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	45

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	34 RICs consisting of 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd Street New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 40 East 52nd Street New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	47

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.), Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolio

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson, and Christopher Stavrakos became Vice President of the Fund.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-9/09-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Energy & Resources Portfolio	$20,000	$19,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Asset Allocation Portfolio	$64,200	$63,500	$0	$0	$6,595	$6,909	$1,028	$1,049
Aurora Portfolio	$20,600	$20,400	$0	$0	$6,100	$6,100	$1,028	$1,049
Capital Appreciation Portfolio	$17,000	$16,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Energy & Resources Portfolio	$24,900	$24,700	$0	$0	$6,100	$6,100	$1,028	$1,049
Global Opportunities Portfolio	$22,400	$22,200	$0	$0	$6,235	$6,100	$1,028	$1,049
Health Sciences Opportunities Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,802	$1,028	$1,049
International Opportunities Portfolio	$22,400	$22,200	$0	$0	$7,358	$11,038	$1,028	$1,049
Mid-Cap Growth Equity Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Mid-Cap Value Equity Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Science & Technology Opportunities Portfolio	$22,400	$22,200	$0	$0	$6,190	$8,667	$1,028	$1,049
Small Cap Core Equity Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Small Cap Growth Equity Portfolio	$20,600	$20,400	$0	$0	$6,100	$6,100	$1,028	$1,049
Small Cap Value Equity Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Small/Mid-Cap Growth Portfolio	$18,200	$18,000	$0	$0	$6,100	$6,100	$1,028	$1,049
U.S. Opportunities Portfolio	$20,600	$20,400	$0	$0	$6,100	$6,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Energy & Resources Portfolio	$414,628	$412,149
Asset Allocation Portfolio	$415,123	$412,958
Aurora Portfolio	$414,628	$412,149
Capital Appreciation Portfolio	$414,628	$412,149
Energy & Resources Portfolio	$414,628	$412,149
Global Opportunities Portfolio	$414,763	$412,149
Health Sciences Opportunities Portfolio	$414,628	$412,851
International Opportunities Portfolio	$415,886	$417,087
Mid-Cap Growth Equity Portfolio	$414,628	$412,149
Mid-Cap Value Equity Portfolio	$414,628	$412,149
Science & Technology Opportunities Portfolio	$414,718	$414,716
Small Cap Core Equity Portfolio	$414,628	$412,149
Small Cap Growth Equity Portfolio	$414,628	$412,149
Small Cap Value Equity Portfolio	$414,628	$412,149
Small/Mid-Cap Growth Portfolio	$414,628	$412,149
U.S. Opportunities Portfolio	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) Asset Allocation Portfolio – Schedule of Investments

Schedule of Investments September 30, 2009	(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
American Express Issuance Trust, Series 2008-2, Class A, 4.02%, 1/18/11	USD	1,420	$1,434,772
AmeriCredit Automobile Receivables Trust, Series 2008-2, Class A2, 4.25%, 8/06/12(a)		863	882,837
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 2.05%, 7/25/32(a)		22	7,667
Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13(b)		1,430	1,432,480
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1, 0.30%, 10/25/36(a)		184	176,434
Centex Home Equity Loan Trust:
Series 2002-A, Class MF2, 6.54%, 1/25/32(a)		185	18,219
Series 2003-B, Class M3, 3.34%, 6/25/33(a)		137	12,585
Chase Issuance Trust, Series 2009-A7, Class A7, 0.69%, 9/17/12(a)		1,725	1,725,133
Conseco Financial Corp.:
Series 1996-6, Class A6, 7.95%, 9/15/27		274	271,994
Series 1996-7, Class A6, 7.65%, 10/15/27(a)		120	119,156
Countrywide Asset-Backed Certificates:
Series 2002-2, Class M2, 1.97%, 12/25/31(a)		2	861
Series 2003-3, Class M6, 3.15%, 7/25/32(a)		3	344
Series 2003-BCI, Class M2, 3.25%, 9/25/32(a)		35	4,372
Series 2003-2, Class M2, 2.72%, 3/26/33(a)		123	33,058
Series 2006-18, Class 2A1, 0.30%, 3/25/37(a)		154	152,585
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class M1, 5.77%, 5/25/35(a)		122	83,320
Harley-Davidson Motorcycle Trust, Series 2005-2, Class A2, 4.07%, 2/15/12		332	336,441
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.36%, 7/25/37(a)		226	211,820
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.61%, 11/25/35(a)		522	141,574
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.25%, 8/25/33(a)		36	3,076
Series 2004-1, Class M5, 1.35%, 2/25/34(a)		98	39,079
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/01/15		603	659,953
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 7/15/11		1,060	1,073,399
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.37%, 11/25/32(a)		16	7,299
Series 2002-6, Class M2, 2.80%, 11/25/32(a)		35	6,113
Series 2003-4, Class A2, 0.89%, 7/25/33(a)		78	53,340
Series 2003-4, Class M5A, 5.87%, 7/25/33(a)		24	1,999
Series 2003-5, Class M4, 3.15%, 8/25/33(a)		25	2,294
Residential Asset Mortgage Products, Inc., Series 2003-RZ2, Class M3, 5.50%, 4/25/33(c)		55	12,902
Residential Asset Securities Corp., Series 2002-KS4, Class AIIB, 0.75%, 7/25/32(a)		34	16,161
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)		1,720	1,748,186
Series 2008-5, Class A3, 1.80%, 1/25/18(a)		440	450,628
Series 2005-4, Class A2, 0.58%, 4/26/21(a)		475	470,832
Series 2008-5, Class A4, 2.20%, 7/25/23(a)		1,170	1,212,026
Structured Asset Investment Loan Trust, Series 2003-BC3, Class M2, 3.17%, 4/25/33(a)		11	1,831
Structured Asset Receivables Trust Certificates, Series 2003-2A, 0.90%, 1/21/10(a)(b)(d)		—	268

Total Asset-Backed Securities — 2.4%			12,805,038

Preferred Securities
Capital Trusts
Commercial Banks — 0.1%
Barclays Bank Plc, 7.43%(a)(b)(e)(f)		350	306,250

Diversified Financial Services — 0.4%
Credit Suisse/Guernsey, 5.86%(a)(e)(f)		530	402,800
General Electric Capital Corp., 6.38%, 11/15/67(a)		360	297,900
Goldman Sachs Capital II, 5.79%(a)(f)		300	216,000
JPMorgan Chase & Co., 7.90%(a)(f)		195	187,233
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		1,150	1,157,321
Lehman Brothers Holdings Capital Trust VII, 5.86%(a)(f)(g)(h)		110	11

			2,261,265

Insurance — 0.1%
Chubb Corp., 6.38%, 3/29/67(a)		175	157,500
MetLife, Inc., 6.40%, 12/15/36		390	329,550
The Progressive Corp., 6.70%, 6/15/37(a)		310	266,506

			753,556

Total Preferred Securities — 0.6%			3,321,071

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated to the following list.	ADR	American Depositary Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	LIBOR	London InterBank Offered Rate
	BRL	Brazilian Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	CHF	Swiss Francs	RB	Revenue Bonds
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	TBA	To-Be-Announced
	GO	General Obligation	USD	US Dollar
	HKD	Hong Kong Dollar	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	1

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Collateralized Debt Obligations — 0.0%
Knollwood Ltd., Series 2004-1A, Class C, 3.75%, 1/10/39(a)(b)	USD	113	$—

	Shares
Common Stocks
Aerospace & Defense — 0.7%
Argon ST, Inc.(h)		4,342	82,715
BE Aerospace, Inc.(h)		23,800	479,332
Goodrich Corp.		4,325	235,020
Honeywell International, Inc.		5,000	185,750
L-3 Communications Holdings, Inc.		3,850	309,232
Lockheed Martin Corp.		3,125	244,000
Meggitt Plc		101,500	378,551
Northrop Grumman Corp.		18,800	972,900
Orbital Sciences Corp.(h)		14,900	223,053
Precision Castparts Corp.		2,400	244,488
Spirit AeroSystems Holdings, Inc. - Class A(h)		15,000	270,900
Stanley, Inc.(h)		900	23,148
TransDigm Group, Inc.(h)		1,100	54,791

			3,703,880

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.		13,100	756,525
Forward Air Corp.		2,800	64,820
United Parcel Service, Inc. - Class B		26,925	1,520,455

			2,341,800

Airlines — 0.4%
Air France-KLM(h)		18,500	337,440
China Airlines Ltd.(h)		626,244	209,004
Delta Air Lines, Inc.(h)		117,600	1,053,696
easyJet Plc(h)		81,837	496,617
Korean Air Lines Co. Ltd.(h)		6,000	243,649

			2,340,406

Auto Components — 0.5%
Aisin Seiki Co. Ltd.		10,800	262,312
Autoliv, Inc.		3,200	107,520
Bridgestone Corp.		48,300	863,825
Compagnie Generale des Etablissements Michelin - Class B		3,900	307,108
Cooper Tire & Rubber Co.		10,100	177,558
Federal Mogul Corp.(h)		9,900	119,493
Hyundai Mobis		2,400	336,531
Westport Innovations, Inc.(h)		18,057	229,374
Westport Innovations, Inc. (acquired 9/15/04, cost $10,162)(h)(i)		2,086	26,494

			2,430,215

Automobiles — 0.3%
Astra International Tbk PT		134,500	461,315
Ford Motor Co.(h)		19,175	138,252
Toyota Motor Corp.		21,000	835,181

			1,434,748

Beverages — 0.9%
Britvic Plc		45,900	258,897
The Coca-Cola Co.		37,323	2,004,245
Coca-Cola Enterprises, Inc.		31,350	671,203
Constellation Brands, Inc. - Class A(h)		20,860	316,029
Heckmann Corp.(h)		23,600	108,088
Molson Coors Brewing Co. - Class B		5,950	289,646
Pepsi Bottling Group, Inc.		2,100	76,524
PepsiCo, Inc.		13,975	819,774

			4,544,406

Biotechnology — 1.0%
Acorda Therapeutics, Inc.(h)		4,700	109,416
AMAG Pharmaceuticals, Inc.(h)		1,200	52,416
Amgen, Inc.(h)		37,700	2,270,671
Celgene Corp.(h)		18,800	1,050,920
Cubist Pharmaceuticals, Inc.(h)		2,300	46,460
Dendreon Corp.(h)		8,200	229,518
Genzyme Corp.(h)		18,400	1,043,832
InterMune, Inc.(h)		4,700	74,871
Martek Biosciences Corp.(h)		625	14,119
Myriad Genetics, Inc.(h)		2,800	76,720
Onyx Pharmaceuticals, Inc.(h)		2,500	74,925
OSI Pharmaceuticals, Inc.(h)		7,200	254,160

			5,298,028

Building Products — 0.2%
Asahi Glass Co. Ltd.		38,200	307,885
Griffon Corp.(h)		6,800	68,476
KCC Corp.		900	269,503
Wienerberger AG(h)		23,100	478,768

			1,124,632

Capital Markets — 1.5%
Aberdeen Asset Management Plc		42,000	100,991
Daishin Securities Co. Ltd.		8,900	121,824
F&C Asset Management Plc		107,100	133,156
Franklin Resources, Inc.		1,325	133,295
The Goldman Sachs Group, Inc.		14,875	2,742,206
Greenhill & Co., Inc.		2,500	223,950
ICAP Plc		17,900	121,328
Invesco Ltd.		27,288	621,075
Jefferies Group, Inc.(h)		5,525	150,446
Knight Capital Group, Inc. - Class A(h)		3,000	65,250
Matsui Securities Co. Ltd.		10,500	85,315
Mizuho Securities Co. Ltd.		74,400	269,712
Morgan Stanley		13,975	431,548
NGP Capital Resources Co.		2,700	19,602
Nomura Holdings, Inc.		105,100	644,249
Northern Trust Corp.		2,600	151,216
Polaris Securities Co. Ltd.(h)		126,912	74,456
RiskMetrics Group, Inc.(h)		1,525	22,295
Schroders Plc		9,800	171,518
State Street Corp.		4,550	239,330
TD Ameritrade Holding Corp.(h)		11,760	230,731
Treasure Island Royalty Trust(h)		217,129	80,338
UBS AG(h)		61,024	1,118,870
Yuanta Financial Holding Co. Ltd.		252,800	186,304

			8,139,005

Chemicals — 1.5%
Agrium, Inc.(h)		5,750	286,292
Air Water, Inc.		80,600	925,744
Airgas, Inc.		2,450	118,506
Albemarle Corp.		10,300	356,380
Celanese Corp. - Series A		11,500	287,500
CF Industries Holdings, Inc.		2,400	206,952
The Dow Chemical Co.		15,225	396,916

See Notes to Financial Statements.

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Chemicals (concluded)
Ecolab, Inc.	12,600	$582,498
FMC Corp.	5,350	300,937
Hanwha Corp.	7,000	254,605
Huabao International Holdings Ltd.	204,000	218,574
Intrepid Potash, Inc.(h)	3,225	76,078
Kureha Corp.	13,900	85,378
Lanxess AG	8,400	288,917
The Lubrizol Corp.	10,900	778,914
Methanex Corp.	15,200	264,774
Mitsui Chemicals, Inc.	53,200	188,834
Nifco, Inc.	8,700	173,374
Shin-Etsu Chemical Co. Ltd.	14,000	858,875
Syngenta AG	2,786	640,238
Umicore	8,800	264,433
Yara International ASA	6,000	189,680
Zeon Corp.	79,100	361,615

		8,106,014

Commercial Banks — 2.0%
Banco de Sabadell SA	24,900	184,387
Bangkok Bank Public Co. Ltd.	32,200	113,132
Bank Central Asia Tbk PT	982,000	467,561
Bank Negara Indonesia Persero Tbk PT	759,900	165,971
The Bank of Yokohama Ltd.	26,000	126,990
The Chiba Bank Ltd.	21,900	135,172
China Construction Bank Corp. - Class H	506,000	402,495
City National Corp.	4,900	190,757
Credit Agricole SA	57,595	1,209,202
DBS Group Holdings Ltd.	132,660	1,245,189
Erste Group Bank AG	3,100	139,384
Fifth Third Bancorp	30,750	311,497
HSBC Holdings Plc	139,659	1,599,173
Itau UniBanco Holding SA - ADR	24,025	484,104
KeyCorp	83,600	543,400
Mega Financial Holding Co. Ltd.	264,400	166,656
National Bank of Canada	3,600	200,200
PrivateBancorp, Inc.	4,200	102,732
Standard Chartered Plc	38,533	951,822
U.S. Bancorp	3,950	86,347
Union Bank of India	42,400	198,926
Unione di Banche Italiane ScpA	8,600	132,295
United Overseas Bank Ltd.	19,200	227,706
Wells Fargo & Co.	36,050	1,015,889
Wing Hang Bank Ltd.	13,000	127,462
Zions Bancorporation(j)	15,950	286,621

		10,815,070

Commercial Services & Supplies — 0.4%
Alexco Resource Corp.(h)	17,322	44,882
Clean Harbors, Inc.(h)	1,400	78,764
Corrections Corp. of America(h)	10,600	240,090
Iron Mountain, Inc.(h)	4,550	121,303
Mitie Group Plc	53,900	217,784
Rentokil Initial Plc(h)	452,026	825,034
Republic Services, Inc.	17,162	455,994
RPS Group Plc	76,100	273,929
SYKES Enterprises, Inc.(h)	5,448	113,427

		2,371,207

Communications Equipment — 1.5%
Alcatel-Lucent - ADR(h)	56,800	255,032
Cisco Systems, Inc.(h)	105,591	2,485,612
DG FastChannel, Inc.(h)	5,900	123,546
EMS Technologies, Inc.(h)	4,175	86,923
Harris Corp.	4,871	183,150
Juniper Networks, Inc.(h)	3,300	89,166
Nokia Oyj	56,141	823,432
Palm, Inc.(h)(j)	32,100	559,503
QUALCOMM, Inc.	65,522	2,947,180
Telefonaktiebolaget LM Ericsson - B Shares	57,553	579,322

		8,132,866

Computers & Peripherals — 1.9%
Apple, Inc.(h)	21,734	4,028,832
EMC Corp.(h)	37,800	644,112
Hewlett-Packard Co.	37,525	1,771,555
International Business Machines Corp.	12,475	1,492,135
NetApp, Inc.(h)	4,500	120,060
Seagate Technology	39,700	603,837
Teradata Corp.(h)	18,800	517,376
Western Digital Corp.(h)	23,621	862,875

		10,040,782

Construction & Engineering — 0.4%
Chicago Bridge & Iron Co. NV	6,300	117,684
Fluor Corp.	2,500	127,125
GS Engineering & Construction Corp.	3,600	280,236
Hyundai Development Co.	6,100	220,561
KBR, Inc.	24,400	568,276
Koninklijke Boskalis Westminster NV	4,300	147,409
Quanta Services, Inc.(h)	11,600	256,708
The Shaw Group, Inc.(h)	5,200	166,868
Skanska AB - B Shares	10,800	158,649

		2,043,516

Construction Materials — 0.2%
Fletcher Building Ltd.	80,258	482,223
HeidelbergCement AG	8,331	538,914

		1,021,137

Consumer Finance — 0.1%
Discover Financial Services	12,125	196,789
SLM Corp.(h)	16,600	144,752

		341,541

Containers & Packaging — 0.4%
Ball Corp.	6,500	319,800
Bemis Co., Inc.	10,200	264,282
BWAY Holding Co.(h)	2,100	38,871
Huhtamaki Oyj	17,800	227,203
Owens-Illinois, Inc.(h)	7,920	292,248
Pactiv Corp.(h)	25,900	674,695
Rock-Tenn Co. - Class A	1,518	71,513
Toyo Seikan Kaisha Ltd.	2,800	53,609

		1,942,221

Distributors — 0.0%
Inchcape Plc(h)	547,200	246,361

Diversified Consumer Services — 0.1%
Apollo Group, Inc. - Class A(h)	1,425	104,980
DeVry, Inc.	1,777	98,303
H&R Block, Inc.	10,300	189,314
Noah Education Holdings Ltd. - ADR	6,200	31,000

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Diversified Consumer Services (concluded)
Service Corp. International	4,100	$28,741
Weight Watchers International, Inc.	1,800	49,392

		501,730

Diversified Financial Services — 1.3%
Bank of America Corp.	47,950	811,314
Citigroup, Inc.	41,400	200,376
CME Group, Inc.	3,400	1,047,846
Deutsche Boerse AG	2,100	171,313
Hong Kong Exchanges & Clearing Ltd.	13,600	245,364
Investor AB - B Shares	42,070	770,210
JPMorgan Chase & Co.	50,225	2,200,859
London Stock Exchange Group Plc	11,300	155,118
MSCI, Inc. - Class A(h)	16,075	476,141
NYSE Euronext	11,500	332,235
PHH Corp.(h)	20,400	404,736
Pohjola Bank Plc	12,800	146,559

		6,962,071

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	33,042	892,464
BT Group Plc	318,347	663,468
Cbeyond, Inc.(h)	7,200	116,136
CenturyTel, Inc.	23,120	776,832
Koninklijke KPN NV	52,996	880,369
Neutral Tandem, Inc.(h)	2,225	50,641
Portugal Telecom SGPS SA	14,900	158,309
Qwest Communications International, Inc.	146,100	556,641
Telecom Corp. of New Zealand Ltd.	121,400	232,936
Verizon Communications, Inc.	57,044	1,726,722
Vimpel-Communications - ADR(h)	9,700	181,390

		6,235,908

Electric Utilities — 0.4%
American Electric Power Co., Inc.	8,250	255,667
Cheung Kong Infrastructure Holdings Ltd.	56,100	200,123
Companhia Energetica de Minas Gerais - CEMIG - ADR	16,191	246,103
E.ON AG	19,551	827,504
Edison International	6,000	201,480
Entergy Corp.	3,710	296,281
Northeast Utilities	14,550	345,417

		2,372,575

Electrical Equipment — 0.3%
A123 Systems, Inc.(h)	800	17,056
Alstom SA	8,850	648,103
AMETEK, Inc.	5,000	174,550
Cooper Industries Plc - Class A	5,700	214,149
Energy Conversion Devices, Inc.(h)(j)	4,325	50,083
ITM Power Plc(h)	12,000	5,000
Ocean Power Technologies, Inc.(h)	1,000	4,830
Thomas & Betts Corp.(h)	3,500	105,280
Tognum AG	12,400	212,304

		1,431,355

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. - Class A	8,400	316,512
Anixter International, Inc.(h)	7,029	281,933
Arrow Electronics, Inc.(h)	5,925	166,789
AU Optronics Corp. - ADR	22,969	222,340
Celestica, Inc.(h)	32,200	305,256
Cogent, Inc.(h)	21,525	217,402
Hollysys Automation Technologies Ltd.(h)	34,400	326,456
Hosiden Corp.	6,000	80,898
Ingram Micro, Inc. - Class A(h)	20,000	337,000
Nidec Corp.	3,200	259,059
Tech Data Corp.(h)	17,390	723,598
Tyco Electronics Ltd.	10,500	233,940
Venture Corp Ltd.	30,000	190,781
Wasion Group Holdings Ltd.	186,800	164,271

		3,826,235

Energy Equipment & Services — 2.2%
Atwood Oceanics, Inc.(h)	400	14,108
Baker Hughes, Inc.	15,300	652,698
Complete Production Services, Inc.(h)	900	10,170
ENSCO International, Inc.	13,575	577,480
Ensign Energy Services, Inc.	17,300	262,412
Halliburton Co.	22,730	616,438
Helix Energy Solutions Group, Inc.(h)	22,200	332,556
Hercules Offshore, Inc.(h)	1,400	6,874
HSE Integrated Ltd.(h)	561	341
Key Energy Services, Inc.(h)	10,800	93,960
Leader Energy Services Ltd.(h)	5,319	422
Nabors Industries Ltd.(h)	34,575	722,617
National Oilwell Varco, Inc.(h)	17,799	767,671
Noble Corp.	14,510	550,800
Oil States International, Inc.(h)	16,400	576,132
Patterson-UTI Energy, Inc.	36,900	557,190
Precision Drilling Trust	3,771	25,002
Pride International, Inc.(h)	18,600	566,184
Rowan Cos., Inc.	24,400	562,908
Schlumberger Ltd.	28,347	1,689,481
SEACOR Holdings, Inc.(h)	4,300	351,009
Smith International, Inc.	13,400	384,580
Superior Energy Services, Inc.(h)	12,805	288,369
Technicoil Corp.(h)	12,900	4,458
Technicoil Corp. (acquired 6/15/04, cost $24,418)(h)(i)	33,500	11,577
Tidewater, Inc.	12,000	565,080
TransCanada Corp.	700	21,818
Transocean Ltd.(h)	9,156	783,113
Trican Well Service Ltd.	32,900	427,133
Weatherford International Ltd.(h)	26,650	552,454
Xtreme Coil Drilling Corp.(h)	4,800	25,106

		12,000,141

Food & Staples Retailing — 0.7%
CVS Caremark Corp.	7,500	268,050
The Kroger Co.	14,100	291,024
Safeway, Inc.	20,180	397,950
Tesco Plc	112,521	720,324
Wal-Mart Stores, Inc.	35,786	1,756,735
Whole Foods Market, Inc.(h)	5,200	158,548
Wumart Stores, Inc. - H Shares	142,100	210,928

		3,803,559

Food Products — 1.1%
American Italian Pasta Co. - Class A(h)	2,400	65,232
Archer-Daniels-Midland Co.	16,000	467,520
Associated British Foods Plc	55,587	754,055
Barry Callebaut AG(h)	200	118,648

See Notes to Financial Statements.

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Food Products (concluded)
ConAgra Foods, Inc.	8,400	$182,112
Dean Foods Co.(h)	12,100	215,259
Del Monte Foods Co.	63,096	730,652
The J.M. Smucker Co.	4,500	238,545
Nestle SA	37,015	1,580,195
Nong Shim Co. Ltd.	1,100	237,510
Nutreco Holding NV	5,100	248,562
Parmalat SpA	73,200	202,747
Smart Balance, Inc.(h)	10,900	66,926
Toyo Suisan Kaisha Ltd.	7,900	213,754
Tyson Foods, Inc. - Class A	9,425	119,038
Viscofan SA	10,100	246,249

		5,687,004

Gas Utilities — 0.3%
Atmos Energy Corp.	11,325	319,138
EQT Corp.	10,170	433,242
Questar Corp.	8,580	322,265
UGI Corp.	14,700	368,382

		1,443,027

Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	3,725	212,362
Boston Scientific Corp.(h)	132,200	1,399,998
Cie Generale d’Optique Essilor International SA	13,895	793,439
The Cooper Cos., Inc.	7,698	228,862
Covidien Plc	2,900	125,454
DiaSorin SpA	6,900	232,007
Gen-Probe, Inc.(h)	6,500	269,360
Hologic, Inc.(h)	26,100	426,474
Hospira, Inc.(h)	3,450	153,870
Inverness Medical Innovations, Inc.(h)	5,300	205,269
Kinetic Concepts, Inc.(h)	16,500	610,170
Merit Medical Systems, Inc.(h)	5,225	90,549
Mindray Medical International Ltd. - ADR	3,700	120,768
NuVasive, Inc.(h)	2,600	108,576
Smith & Nephew Plc	27,400	246,068
SonoSite, Inc.(h)	5,225	138,253
Sonova Holding AG	3,400	344,019
Straumann Holding AG	600	155,716
Zimmer Holdings, Inc.(h)	22,200	1,186,590
ZOLL Medical Corp.(h)	5,750	123,740

		7,171,544

Health Care Providers & Services — 1.9%
Aetna, Inc.	20,300	564,949
AmerisourceBergen Corp.	25,800	577,404
Community Health Systems, Inc.(h)	16,600	530,038
Coventry Health Care, Inc.(h)	22,500	449,100
DaVita, Inc.(h)	2,400	135,936
Fresenius Medical Care AG & Co. KGaA	2,300	114,399
Health Net, Inc.(h)	3,600	55,440
Humana, Inc.(h)	15,300	570,690
Lincare Holdings, Inc.(h)	30,400	950,000
Magellan Health Services, Inc.(h)	8,700	270,222
McKesson Corp.	12,925	769,684
Medco Health Solutions, Inc.(h)	24,170	1,336,843
MEDNAX, Inc.(h)	13,680	751,305
UnitedHealth Group, Inc.	49,975	1,251,374
Universal Health Services, Inc. - Class B	7,575	469,120
VCA Antech, Inc.(h)	5,200	139,828
WellPoint, Inc.(h)	25,600	1,212,416

		10,148,748

Health Care Technology — 0.2%
Cerner Corp.(h)	9,600	718,080
IMS Health, Inc.	26,200	402,170
MedAssets, Inc.(h)	4,400	99,308
Omnicell, Inc.(h)	3,100	34,534

		1,254,092

Hotels, Restaurants & Leisure — 1.1%
Bally Technologies, Inc.(h)	9,100	349,167
Brinker International, Inc.	6,950	109,323
Burger King Holdings, Inc.	5,800	102,022
The Cheesecake Factory, Inc.(h)	4,000	74,080
Darden Restaurants, Inc.	12,375	422,359
Domino’s Pizza UK & IRL Plc	51,100	238,737
Domino’s Pizza, Inc.(h)	9,700	85,748
Fu Ji Food & Catering Services Holdings Ltd.(h)	208,300	67,999
Greene King Plc	27,440	185,255
Home Inns & Hotels Management, Inc. - ADR(h)	9,500	283,575
InterContinental Hotels Group Plc	19,718	255,873
Jack in the Box, Inc.(h)	2,300	47,127
Las Vegas Sands Corp.(h)(j)	17,800	299,752
McDonald’s Corp.	6,325	360,968
PartyGaming Plc(h)	33,000	142,946
REXLot Holdings Ltd.(h)	2,866,500	254,525
Scientific Games Corp. - Class A(h)	44,900	710,767
Sodexo	4,800	288,304
Starbucks Corp.(h)	26,300	543,095
Starwood Hotels & Resorts Worldwide, Inc.	13,600	449,208
Whitbread Plc	8,800	171,518
William Hill Plc	93,600	264,232
Wyndham Worldwide Corp.	15,200	248,064

		5,954,644

Household Durables — 0.3%
Garmin Ltd.	5,700	215,118
iRobot Corp.(h)	2,774	34,148
KB Home	6,825	113,363
Newell Rubbermaid, Inc.	15,575	244,372
NVR, Inc.(h)	400	254,948
Persimmon Plc(h)	15,600	114,213
The Stanley Works	8,450	360,730

		1,336,892

Household Products — 0.7%
Church & Dwight Co., Inc.	3,600	204,264
Colgate-Palmolive Co.	1,275	97,257
Hypermarcas SA(h)	16,500	325,976
Kimberly-Clark Corp.	3,450	203,481
McBride Plc	96,300	295,055
The Procter & Gamble Co.	44,780	2,593,658

		3,719,691

Independent Power Producers & Energy Traders — 0.7%
The AES Corp.(h)	55,411	821,191
Calpine Corp.(h)	10,100	116,352
Constellation Energy Group, Inc.	5,775	186,937
Dynegy, Inc. - Class A(h)	179,100	456,705
International Power Plc	75,000	346,976

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Independent Power Producers & Energy Traders (concluded)
Mirant Corp.(h)	31,400	$515,902
NRG Energy, Inc.(h)	39,335	1,108,854

		3,552,917

Industrial Conglomerates — 0.8%
3M Co.	23,200	1,712,160
Carlisle Cos., Inc.	2,800	94,948
General Electric Co.	79,375	1,303,337
Keppel Corp. Ltd.	134,000	765,653
Smiths Group Plc	14,300	203,681
Textron, Inc.	12,300	233,454
Tyco International Ltd.	3,725	128,438

		4,441,671

Insurance — 2.5%
ACE Ltd.(h)	2,825	151,024
Aegon NV(h)	43,900	375,398
AFLAC, Inc.	2,925	125,015
Allianz SE	8,402	1,048,189
Allied World Assurance Co. Holdings Ltd.	9,700	464,921
American Financial Group, Inc.	20,700	527,850
Amlin Plc	11,600	71,217
Aspen Insurance Holdings Ltd.	2,800	74,116
Aviva Plc	26,700	191,945
AXIS Capital Holdings Ltd.	14,010	422,822
Catlin Group Ltd.	15,320	86,137
Chubb Corp.	13,900	700,699
Endurance Specialty Holdings Ltd.	9,500	346,465
Everest Re Group Ltd.	2,700	236,790
The Hanover Insurance Group, Inc.	10,787	445,827
The Hartford Financial Services Group, Inc.	6,050	160,325
HCC Insurance Holdings, Inc.	34,610	946,584
Legal & General Group Plc	158,600	223,682
Lincoln National Corp.	6,500	168,415
MetLife, Inc.	19,600	746,172
PartnerRe Ltd.	7,600	584,744
PICC Property & Casualty Co. Ltd. - H Shares(h)	215,600	147,589
Prudential Financial, Inc.	2,115	105,560
Prudential Plc	99,516	959,124
RenaissanceRe Holdings Ltd.	18,850	1,032,226
StanCorp Financial Group, Inc.	900	36,333
Standard Life Plc	20,000	70,197
Swiss Reinsurance Co. Ltd.	8,000	362,739
The Travelers Cos., Inc.	19,875	978,446
Unum Group	34,950	749,328
W.R. Berkley Corp.	12,390	313,219
XL Capital Ltd. - Class A	15,950	278,487

		13,131,585

Internet & Catalog Retail — 0.3%
Amazon.com, Inc.(h)	15,150	1,414,404
Expedia, Inc.(h)	5,300	126,935
priceline.com, Inc.(h)	1,325	219,712
Shutterfly, Inc.(h)	4,900	81,487

		1,842,538

Internet Software & Services — 1.0%
Baidu, Inc. - ADR(h)	1,300	508,365
comScore, Inc.(h)	6,131	110,419
eBay, Inc.(h)	6,525	154,055
Google, Inc. - Class A(h)	6,022	2,986,009
GSI Commerce, Inc.(h)	1,600	30,896
NetEase.com, Inc. - ADR(h)	4,500	205,560
Open Text Corp.(h)	6,200	231,446
Sina Corp.(h)	5,500	208,780
SkillSoft Plc - ADR(h)	30,200	289,920
Tencent Holdings Ltd.	26,900	436,583
Yahoo!, Inc.(h)	12,900	229,749

		5,391,782

IT Services — 0.8%
Amdocs Ltd.(h)	21,467	577,033
Broadridge Financial Solutions, Inc.	14,125	283,913
Cap Gemini SA	4,600	241,756
Computer Sciences Corp.(h)	14,700	774,837
Dimension Data Holdings Plc	143,200	144,942
ExlService Holdings, Inc.(h)	14,298	212,468
Fidelity National Information Services, Inc.	18,600	474,486
Forrester Research, Inc.(h)	3,700	98,568
Gartner, Inc.(h)	11,600	211,932
Genpact Ltd.(h)	12,500	153,750
Global Cash Access Holdings, Inc.(h)	17,100	125,001
Lender Processing Services, Inc.	14,000	534,380
Mastercard, Inc. - Class A	750	151,612
Paychex, Inc.	3,200	92,960
SRA International, Inc. - Class A(h)	6,450	139,256
TeleTech Holdings, Inc.(h)	4,550	77,623

		4,294,517

Leisure Equipment & Products — 0.1%
Mattel, Inc.	18,600	343,356
Shimano, Inc.	4,900	210,746

		554,102

Life Sciences Tools & Services — 0.3%
Covance, Inc.(h)	9,000	487,350
Gerresheimer AG	3,800	119,391
Life Technologies Corp.(h)	3,150	146,633
Lonza Group AG	1,700	185,547
Qiagen NV(h)	18,000	381,400
Thermo Fisher Scientific, Inc.(h)	3,000	131,010

		1,451,331

Machinery — 1.6%
AGCO Corp.(h)	8,300	229,329
Amada Co. Ltd.	44,900	301,470
Cummins, Inc.	17,000	761,770
Danaher Corp.	30,100	2,026,332
Eaton Corp.	4,050	229,189
GEA Group AG	32,100	667,074
Joy Global, Inc.	7,025	343,804
Kaydon Corp.	3,125	101,312
MAN SE	5,900	484,618
Metso Oyj	15,600	439,789
Nabtesco Corp.	30,800	366,229
Navistar International Corp.(h)	3,100	116,002
NSK Ltd.	56,000	346,075
Oshkosh Corp.	20,700	640,251
PACCAR, Inc.	17,900	675,009
Parker Hannifin Corp.	4,000	207,360
Pentair, Inc.	7,000	206,640
Railpower Technologies Corp.(h)	17,600	—

See Notes to Financial Statements.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Machinery (concluded)
Timken Co.	8,800	$206,184

		8,348,437

Marine — 0.0%
Hanjin Shipping Co. Ltd.	13,100	227,525

Media — 1.2%
AirMedia Group, Inc. - ADR(h)	9,300	68,355
Cablevision Systems Corp. - Class A	16,600	394,250
CBS Corp. - Class B	63,300	762,765
CKX, Inc.(h)	61,350	411,658
Comcast Corp. - Class A	9,075	153,277
DreamWorks Animation SKG, Inc. - Class A(h)	11,950	425,062
Focus Media Holding Ltd. - ADR(h)	11,000	121,440
The Interpublic Group of Cos., Inc.(h)	31,100	233,872
LodgeNet Interactive Corp.(h)	5,400	40,770
Naspers Ltd. - N Shares	10,200	349,161
Reed Elsevier NV	10,400	118,106
RHI Entertainment, Inc.(h)	14,926	47,465
Rightmove Plc	21,200	188,345
SES SA	56,655	1,285,690
Time Warner Cable, Inc.	1,771	76,313
Time Warner, Inc.	11,208	322,566
Viacom, Inc. - Class B(h)	14,450	405,178
Virgin Media, Inc.	17,600	244,992
Wolters Kluwer NV	9,600	205,665
Woongjin Thinkbig Co. Ltd.	17,370	337,564

		6,192,494

Metals & Mining — 1.8%
Agnico-Eagle Mines Ltd.	15,600	1,057,369
Archipelago Resources Plc(h)	78,900	32,154
Baja Mining Corp.(h)	59,300	37,663
BHP Billiton Ltd.	44,791	1,477,230
Carpenter Technology Corp.	10,800	252,612
Century Aluminum Co.(h)	9,734	91,013
Commercial Metals Co.	8,800	157,520
Compass Minerals International, Inc.	1,800	110,916
Crosshair Exploration & Mining Corp.(h)	5,600	1,334
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,372)(h)(i)	5,300	1,262
Eldorado Gold Corp.(h)	43,162	490,216
Eramet SA	1,300	452,643
European Goldfields Ltd.(h)	12,100	56,282
Freeport-McMoRan Copper & Gold, Inc.	13,132	900,986
Gold Reserve, Inc.(h)	26,280	22,864
Grande Cache Coal Corp.(h)	6,600	24,473
International Ferro Metals Ltd.(h)	248,400	209,720
Kinross Gold Corp.	31,035	674,256
Merafe Resources Ltd.(h)	954,500	206,395
Minefinders Corp. Ltd.(h)	40,000	389,600
Newcrest Mining Ltd.	19,807	557,433
Newmont Mining Corp.	1,675	73,733
Reliance Steel & Aluminum Co.	4,990	212,374
Salzgitter AG	3,000	286,511
Silvercorp Metals Inc	54,000	257,227
Sims Metal Management Ltd.	8,400	168,090
Steel Dynamics, Inc.	7,175	110,064
Sunridge Gold Corp.(h)	146,757	91,839
Teck Cominco Ltd. - Class B(h)	1	28
ThyssenKrupp AG	9,500	324,905
United States Steel Corp.	13,600	603,432
West Timmins Mining, Inc.(h)	24,272	46,928
Western Canadian Coal Corp.(h)	7,800	21,054
Yamato Kogyo Co. Ltd.	8,900	249,318

		9,649,444

Multiline Retail — 0.8%
Golden Eagle Retail Group Ltd.	148,700	249,564
JC Penney Co., Inc.	18,400	621,000
Kohl’s Corp.(h)	34,302	1,956,929
Macy’s, Inc.	28,975	529,953
Mothercare Plc	18,800	169,601
Next Plc	8,300	238,184
PPR	1,700	218,718
Saks, Inc.(h)	24,300	165,726
Target Corp.	3,525	164,547

		4,314,222

Multi-Utilities — 0.5%
A2A SpA	107,700	212,077
Ameren Corp.	4,750	120,080
CenterPoint Energy, Inc.	13,925	173,088
CMS Energy Corp.	66,500	891,100
DTE Energy Co.	5,925	208,204
NiSource, Inc.	39,600	550,044
PG&E Corp.	8,500	344,165
Wisconsin Energy Corp.	6,680	301,735

		2,800,493

Office Electronics — 0.2%
Canon, Inc.	28,500	1,141,893
Xerox Corp.	19,950	154,413

		1,296,306

Oil, Gas & Consumable Fuels — 6.1%
Advantage Oil & Gas Ltd.	55,100	389,583
Alpha Natural Resources, Inc.(h)	6,937	243,489
American Oil & Gas, Inc.(h)	5,947	11,716
Anadarko Petroleum Corp.	12,800	802,944
Apache Corp.	1,650	151,520
Approach Resources, Inc.(h)	1,700	15,436
Arch Coal, Inc.	31,700	701,521
Argosy Energy, Inc.(h)	1,240	1,482
Atlas Energy, Inc.	10,000	270,700
ATP Oil & Gas Corp.(h)(j)	4,300	76,927
BG Group Plc	43,149	752,047
Birchcliff Energy Ltd.(h)	13,100	100,943
Cairn Energy Plc(h)	14,566	651,038
Canadian Superior Energy, Inc.(h)	57,300	49,851
Canext Energy Ltd.(h)	4,020	1,539
Chesapeake Energy Corp.	8,325	236,430
Chevron Corp.	12,300	866,289
Cimarex Energy Co.	7,500	324,900
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $63,400)(h)(i)	40,320	36,906
Clayton Williams Energy, Inc.(h)	19,123	575,985
Compton Petroleum Corp.(h)	3,800	4,933
Comstock Resources, Inc.(h)	3,083	123,567
ConocoPhillips	31,300	1,413,508
CONSOL Energy, Inc.	34,989	1,578,354
Crescent Point Energy Corp.	1,800	60,860
Crew Energy, Inc.(h)	30,300	244,799

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(h)(i)	9,400	$75,945
Dana Petroleum Plc(h)	7,700	173,164
Daylight Resources Trust	43,410	344,636
Delphi Energy Corp.(h)	24,700	32,529
Devon Energy Corp.	2,550	171,692
El Paso Corp.	54,900	566,568
Ember Resources, Inc.(h)	4,855	3,945
Energy XXI Bermuda Ltd.	13,100	20,305
EXCO Resources, Inc.(h)	21,100	394,359
Exxon Mobil Corp.	46,700	3,204,087
Fairborne Energy Ltd.(h)	16,182	68,165
Frontier Oil Corp.	30,300	421,776
Galleon Energy, Inc. - Class A(h)	72,317	423,507
Galleon Energy, Inc. - Class A (acquired 2/09/04, cost $12,571)(h)(i)	6,300	36,894
Gasco Energy, Inc.(h)	19,600	9,604
Gastar Exploration Ltd.(h)	3,180	15,328
GMX Resources, Inc.(h)	8,612	135,295
Goodrich Petroleum Corp.(h)	18,400	474,904
Heritage Oil Plc(h)	40,000	315,490
Highpine Oil & Gas Ltd.(h)	8,993	59,889
Iteration Energy Ltd.(h)	4,021	4,507
James River Coal Co.(h)	2,300	43,953
Longview Energy Co. (acquired 8/13/04, cost $48,000)(h)(i)	3,200	28,800
Lynden Energy Corp.(h)	3,500	1,046
Marathon Oil Corp.	32,551	1,038,377
Massey Energy Co.	38,388	1,070,641
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(h)(i)	8,685	103,178
Midnight Oil Exploration Ltd.(h)	69,600	65,007
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $39,607)(h)(i)	11,600	10,835
Murphy Oil Corp.	10,500	604,485
NAL Oil & Gas Trust	396	4,697
Newfield Exploration Co.(h)	9,885	420,706
Niko Resources Ltd.	2,000	156,447
Occidental Petroleum Corp.	2,850	223,440
Oil Search Ltd.	27,700	157,145
Open Range Energy Corp.(h)	1,975	3,413
Pacific Rodera Energy, Inc.(h)	37,300	9,058
Pacific Rubiales Energy Corp.(h)	12,466	154,391
Pan Orient Energy Corp.(h)	25,700	115,220
Parallel Petroleum Corp.(h)	4,879	15,466
Patriot Coal Corp.(h)	2,798	32,905
Peabody Energy Corp.	26,498	986,256
Pengrowth Energy Trust	2,877	30,445
Penn Virginia Corp.	30,000	687,300
Penn West Energy Trust	10,319	163,654
PetroHawk Energy Corp.(h)	69,500	1,682,595
Petrolifera Petroleum Ltd.(h)	30,150	30,413
Plains Exploration & Production Co.(h)	57,025	1,577,312
Progress Energy Resources Corp.	21,500	277,523
ProspEx Resources Ltd.(h)	43,140	47,546
Quest Resource Corp.(h)	2,500	1,475
Quicksilver Resources, Inc.(h)	10,200	144,738
Range Resources Corp.	23,500	1,159,960
Santos Ltd.	13,000	173,941
Southern Union Co.	18,800	390,852
Southwestern Energy Co.(h)	4,220	180,110
Stone Energy Corp.(h)	561	9,150
Tag Oil Ltd.	800	411
Teekay Corp.	1,500	32,805
Tesoro Corp.	39,100	585,718
Total SA	16,079	955,735
Trafalgar Energy Ltd.(h)	841	1,351
Triex Minerals Corp.(h)	9,900	1,757
TriStar Oil & Gas Ltd.(h)	11,885	173,727
TriStar Oil & Gas Ltd. (acquired 11/24/08, cost $5,747)(h)(i)	700	10,232
True Energy Trust	11,382	11,375
Tullow Oil Plc	42,403	767,207
Ultra Petroleum Corp.(h)	8,800	430,848
Uranium One, Inc.(h)	25,970	62,339
UTS Energy Corp.(h)	28,500	46,051
Valero Energy Corp.	29,100	564,249
Vero Energy, Inc.(h)	2,687	10,190
Vero Energy, Inc. (acquired 11/28/05, cost $3,345)(h)(i)	1,759	6,670
Warren Resources, Inc.(h)	4,034	11,941
West Energy Ltd.(h)	9,543	23,085
WesternZagros Resources Ltd.(h)	1,800	3,631
Whiting Petroleum Corp.(h)	5,700	328,206
The Williams Cos., Inc.	8,200	146,534
XTO Energy, Inc.	3,725	153,917

		32,770,315

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.(b)(e)(h)	36,747	82,717
International Paper Co.	35,275	784,163
MeadWestvaco Corp.	2,000	44,620
Weyerhaeuser Co.	6,200	227,230

		1,138,730

Personal Products — 0.3%
Avon Products, Inc.	35,300	1,198,788
The Estee Lauder Cos., Inc. - Class A	6,400	237,312

		1,436,100

Pharmaceuticals — 2.5%
Abbott Laboratories	30,900	1,528,623
Allergan, Inc.	2,400	136,224
Auxilium Pharmaceuticals, Inc.(h)	1,500	51,315
Bayer AG	12,051	834,146
Bristol-Myers Squibb Co.	17,000	382,840
Cadence Pharmaceuticals, Inc.(h)	2,300	25,438
Cypress Bioscience, Inc.(h)	6,000	49,020
Eli Lilly & Co.	5,575	184,142
Endo Pharmaceuticals Holdings, Inc.(h)	32,375	732,646
Forest Laboratories, Inc.(h)	20,800	612,352
GlaxoSmithKline Plc	48,951	965,167
Impax Laboratories, Inc.(h)	4,900	42,826
Johnson & Johnson	6,475	394,263
King Pharmaceuticals, Inc.(h)	14,975	161,281
Medicis Pharmaceutical Corp. - Class A	16,700	356,545
Novartis AG	26,232	1,317,654
Pfizer, Inc.	79,400	1,314,070
Roche Holding AG	7,893	1,276,209
Schering-Plough Corp.	8,425	238,006
Seperacor, Inc.(h)	8,050	184,345
Shire Plc - ADR	5,550	290,209
Teva Pharmaceutical Industries Ltd. - ADR	13,700	692,672
Watson Pharmaceuticals, Inc.(h)	14,900	545,936
See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Pharmaceuticals (concluded)
Wyeth	19,875	$965,528

		13,281,457

Professional Services — 0.4%
Diamond Management & Technology Consultants, Inc.	17,094	117,094
Dun & Bradstreet Corp.	2,900	218,428
Hays Plc	87,700	146,069
Heidrick & Struggles International, Inc.	1,000	23,260
IHS, Inc. - Class A(h)	6,525	333,623
Kforce, Inc. - Class A(h)	2,300	27,646
Manpower, Inc.	19,200	1,088,832
MPS Group, Inc.(h)	9,000	94,680
Randstad Holding NV(h)	6,200	268,587
TrueBlue, Inc.(h)	3,600	50,652

		2,368,871

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.	4,200	228,270
Annaly Capital Management, Inc.	6,025	109,293
CFS Retail Property Trust	33,000	58,267
Champion REIT	395,800	164,516
Chimera Investment Corp.	139,700	533,654
Corio NV	1,300	89,854
Eurocommercial Properties NV	2,000	79,297
Fonciere Des Regions	2,300	268,279
Franklin Street Properties Corp.	3,800	49,780
Hammerson Plc	31,700	200,050
Kenedix Realty Investment Corp.	75	280,713
MFA Financial, Inc.	46,200	367,752
Public Storage	1,075	80,883
Redwood Trust, Inc.	4,500	69,750
Segro Plc	40,750	240,033
Simon Property Group, Inc.	2,183	151,552
Suntec Real Estate Investment Trust	212,500	159,059
Unibail-Rodamco SE	1,700	354,033
Wereldhave NV	500	49,339

		3,534,374

Real Estate Management & Development — 0.4%
Castellum AB	5,700	55,355
Forestar Group, Inc.(h)	10,600	182,108
Goldcrest Co. Ltd.	5,300	159,804
Hang Lung Properties Ltd.	116,000	424,699
Henderson Land Development Co. Ltd.	91,000	596,008
New World Development Ltd.	112,100	240,126
PSP Swiss Property AG(h)	1,500	86,890
Sino-Ocean Land Holdings Ltd.	126,000	113,589
Tokyo Tatemono Co. Ltd.	33,000	160,761
Wheelock & Co. Ltd.	63,100	206,194

		2,225,534

Road & Rail — 0.5%
Burlington Northern Santa Fe Corp.	1,975	157,664
Con-way, Inc.	4,500	172,440
CSX Corp.	8,150	341,159
East Japan Railway Co.	11,400	821,929
Firstgroup Plc	60,100	398,218
Nippon Express Co. Ltd.	34,900	141,659
Ryder System, Inc.	1,800	70,308
Seino Holdings Corp.	24,600	212,662
Union Pacific Corp.	3,100	180,885
West Japan Railway Co.	60	227,075

		2,723,999

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Semiconductor Engineering, Inc.	189,100	156,602
ARM Holdings Plc	71,600	164,914
ASML Holding NV	8,300	245,431
Broadcom Corp. - Class A(h)	43,700	1,341,153
Disco Corp.	3,200	212,763
Entegris, Inc.(h)	8,200	40,590
FEI Co.(h)	4,800	118,320
Intel Corp.	15,125	295,996
Lam Research Corp.(h)	32,482	1,109,585
Micron Technology, Inc.(h)	87,730	719,386
Microsemi Corp.(h)	5,925	93,556
Monolithic Power Systems, Inc.(h)	4,300	100,835
NVIDIA Corp.(h)	39,500	593,685
ON Semiconductor Corp.(h)	55,600	458,700
PMC-Sierra, Inc.(h)	107,120	1,024,067
Samsung Electronics Co. Ltd.	1,007	695,222
Silicon Laboratories, Inc.(h)	2,300	106,628
Siliconware Precision Industries Co. - ADR	22,600	162,268
Standard Microsystems Corp.(h)	50	1,160
STMicroelectronics NV	28,000	264,040
Texas Instruments, Inc.	15,275	361,865
United Microelectronics Corp.(h)	500,400	245,010

		8,511,776

Software — 2.0%
Activision Blizzard, Inc.(h)	40,000	495,600
Adobe Systems, Inc.(h)	9,300	307,272
Autonomy Corp. Plc(h)	27,906	728,632
Blackboard, Inc.(h)	3,664	138,426
BMC Software, Inc.(h)	6,050	227,057
CA, Inc.	35,350	777,347
Check Point Software Technologies(h)	40,500	1,148,175
DemandTec, Inc.(h)	11,300	99,779
Intuit, Inc.(h)	5,950	169,575
Micro Focus International Plc	46,700	265,973
Microsoft Corp.	127,400	3,298,386
Novell, Inc.(h)	38,000	171,380
Oracle Corp.	29,175	608,007
Perfect World Co. Ltd - ADR(h)	3,600	173,160
Phase Metrics, Inc.(h)	50,574	1,011
Salesforce.com, Inc.(h)	18,669	1,062,826
SonicWALL, Inc.(h)	25,100	210,840
Symantec Corp.(h)	8,550	140,819
Taleo Corp. - Class A(h)	200	4,528
TiVo, Inc.(h)	52,725	546,231

		10,575,024

Specialty Retail — 1.4%
American Eagle Outfitters, Inc.	10,500	177,030
AnnTaylor Stores Corp.(h)	11,900	189,091
Barnes & Noble, Inc.(j)	14,000	311,080
Bed Bath & Beyond, Inc.(h)	6,300	236,502
CarMax, Inc.(h)	30,400	635,360
Dick’s Sporting Goods, Inc.(h)	2,300	51,520
Esprit Holdings Ltd.	75,600	506,563
GameStop Corp. - Class A(h)	10,850	287,199
The Gap, Inc.	46,225	989,215

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Specialty Retail (concluded)
The Home Depot, Inc.	37,300	$993,672
J. Crew Group, Inc.(h)	1,400	50,148
JUMBO SA	18,400	243,322
Limited Brands, Inc.	26,100	443,439
RadioShack Corp.	33,800	560,066
Ross Stores, Inc.	14,779	705,993
The Sherwin-Williams Co.	4,540	273,126
Shimachu Co. Ltd.	9,800	256,343
Staples, Inc.	9,000	208,980
TJX Cos., Inc.	11,650	432,798
The Wet Seal, Inc. - Class A(h)	19,700	74,466

		7,625,913

Textiles, Apparel & Luxury Goods — 0.2%
Anta Sports Products Ltd.	161,300	199,433
ASICS Corp.	25,800	239,474
Benetton Group SpA	15,000	152,264
Gerry Weber International AG	8,310	275,571
Hanesbrands, Inc.(h)	2	43
lululemon athletica, inc.(h)	15,375	349,781

		1,216,566

Thrifts & Mortgage Finance — 0.1%
Astoria Financial Corp.	20,740	228,970
Hudson City Bancorp, Inc.	9,475	124,596
People’s United Financial, Inc.	16,700	259,852

		613,418

Tobacco — 0.6%
Altria Group, Inc.	9,450	168,304
Lorillard, Inc.	7,200	534,960
Philip Morris International, Inc.	25,801	1,257,541
Reynolds American, Inc.	15,625	695,625
Swedish Match AB	14,200	286,023

		2,942,453

Trading Companies & Distributors — 0.2%
ITOCHU Corp.	57,700	380,459
Mitsui & Co. Ltd.	59,400	772,776
WESCO International, Inc.(h)	5,400	155,520

		1,308,755

Transportation Infrastructure — 0.3%
COSCO Pacific Ltd.	239,000	341,223
Kamigumi Co. Ltd.	34,900	284,590
Shenzhen Expressway Co. Ltd. - H Shares	923,200	451,776
Zhejiang Expressway Co. Ltd. - H Shares	385,700	337,004

		1,414,593

Water Utilities — 0.1%
Guangdong Investment Ltd.	508,900	249,991

Wireless Telecommunication Services — 0.6%
American Tower Corp. - Class A(h)	25,350	922,740
KDDI Corp.	106	596,359
Millicom International Cellular SA(h)	2,600	189,124
MTN Group Ltd.	26,870	438,349
NII Holdings, Inc.(h)	6,400	191,872
Philippine Long Distance Telephone Co. - ADR	3,500	179,900
Sprint Nextel Corp.(h)	11,550	45,623
Vodafone Group Plc	232,079	521,355

		3,085,322

Total Common Stocks — 58.9%		314,779,606

	Par (000)
Corporate Bonds
Aerospace & Defense — 0.0%
L-3 Communications Corp., Series B, 6.38%, 10/15/15	USD 35	35,350

Auto Components — 0.0%
The Goodyear Tire & Rubber Co., 8.63%, 12/01/11	125	129,063
Lear Corp., Series B, 8.75%, 12/01/16(g)(h)	90	59,400

		188,463

Capital Markets — 0.4%
The Goldman Sachs Group, Inc., 5.25%, 10/15/13	310	329,101
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(g)(h)	190	19
Morgan Stanley:
0.79%, 1/09/12(a)	925	900,264
5.55%, 4/27/17	115	114,564
5.63%, 9/23/19	700	688,309

		2,032,257

Chemicals — 0.1%
Huntsman International LLC:
7.88%, 11/15/14	335	312,388
7.38%, 1/01/15	85	77,137
NOVA Chemicals Corp.:
6.50%, 1/15/12(e)	60	58,650
4.54%, 11/15/13(a)(e)	200	176,500

		624,675

Commercial Banks — 0.1%
Banco Central de la Republica Dominicana,
9.04%, 1/23/18(e)	33	34,593
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17	425	446,395

		480,988

Commercial Services & Supplies — 0.0%
Aleris International, Inc., 9.00%, 12/15/14(g)(h)	230	230
RBS Global, Inc./Rexnord LLC, 8.88%, 9/01/16	30	24,375

		24,605

Containers & Packaging — 0.1%
Ball Corp.:
7.13%, 9/01/16	140	142,800
7.38%, 9/01/19	140	142,100
Rock-Tenn Co., 8.20%, 8/15/11	250	259,375

		544,275

Diversified Financial Services — 0.8%
Atlantic Marine Corp. Communities LLC, 5.34%, 12/01/50(b)	175	121,028

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services (concluded)
BP Capital Markets Plc, 3.13%, 3/10/12(e)	USD	775	$800,633
CIT Group, Inc.:
4.25%, 2/01/10		45	32,443
4.75%, 12/15/10		50	34,541
5.80%, 7/28/11		60	40,807
5.40%, 2/13/12		45	29,535
Ford Capital BV, 9.50%, 6/01/10(e)		390	397,800
Ford Motor Credit Co. LLC:
9.75%, 9/15/10		135	137,955
8.63%, 11/01/10		250	252,898
7.80%, 6/01/12		225	217,452
General Electric Capital Corp.:
5.00%, 12/01/10		300	310,089
6.75%, 3/15/32		50	51,046
6.15%, 8/07/37		360	341,631
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.13%, 2/15/13		420	404,250
JPMorgan Chase & Co., 5.60%, 6/01/11		550	583,456
Leucadia National Corp., 7.13%, 3/15/17		200	192,000
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)		140	125,300
Ohana Military Communities LLC, 6.19%, 4/01/49(b)		25	19,781

			4,092,645

Diversified Telecommunication Services — 0.9%
AT&T, Inc.:
5.50%, 2/01/18		250	260,844
6.50%, 9/01/37		800	859,606
Cincinnati Bell, Inc., 7.25%, 7/15/13		520	527,800
Qwest Communications International, Inc.:
7.50%, 2/15/14		280	276,500
Series B, 7.50%, 2/15/14		30	29,625
Qwest Corp.:
8.88%, 3/15/12		60	63,150
3.55%, 6/15/13(a)		75	70,125
Telecom Italia Capital SA, 4.95%, 9/30/14(e)		475	491,522
Telefonica Emisiones SAU:
6.42%, 6/20/16(e)		150	168,460
7.05%, 6/20/36(e)		150	177,511
Verizon Communications, Inc.:
8.75%, 11/01/18		1,050	1,311,712
6.35%, 4/01/19		300	331,280
Verizon Maryland, Inc., 5.13%, 6/15/33		10	8,510
Windstream Corp., 8.63%, 8/01/16		105	107,362

			4,684,007

Electric Utilities — 0.4%
AES Eastern Energy LP, Series 1999-A, 9.00%, 1/02/17		194	187,758
Florida Power & Light Co.:
5.63%, 4/01/34		150	162,065
5.95%, 2/01/38		225	255,352
Florida Power Corp., 6.40%, 6/15/38		150	177,448
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		250	283,165
PacifiCorp, 6.25%, 10/15/37		200	230,833
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16(k)		116	79,588
TXU Corp., Series P, 5.55%, 11/15/14		805	549,370

			1,925,579

Food & Staples Retailing — 0.0%
Rite Aid Corp., 7.50%, 3/01/17		50	44,000

Food Products — 0.3%
Kraft Foods, Inc.:
6.50%, 8/11/17		535	578,735
6.13%, 2/01/18		475	503,348
Tyson Foods, Inc., 10.50%, 3/01/14		445	503,962

			1,586,045

Gas Utilities — 0.0%
Dominion Resources, Inc., 5.00%, 3/01/14		20	21,072
Knight, Inc., 6.50%, 9/01/12		115	118,163

			139,235

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14		345	352,762

Health Care Providers & Services — 0.0%
Health Management Associates, Inc., 6.13%, 4/15/16		230	213,900

Hotels, Restaurants & Leisure — 0.1%
Harrah’s Operating Co., Inc., 10.00%, 12/15/18(b)		61	48,495
Seneca Gaming Corp., 7.25%, 5/01/12		125	115,625
Wendy’s International, Inc., 6.25%, 11/15/11		360	360,000

			524,120

Household Durables — 0.4%
Centex Corp., 5.13%, 10/01/13		661	657,695
D.R. Horton, Inc.:
6.88%, 5/01/13		525	535,500
5.63%, 9/15/14		155	149,575
KB Home, 6.38%, 8/15/11		96	96,960
Lennar Corp., Series B, 5.60%, 5/31/15		250	230,625
Pulte Homes, Inc., 5.20%, 2/15/15		185	175,750
Ryland Group, Inc., 5.38%, 5/15/12		165	165,000
Toll Brothers Finance Corp., 4.95%, 3/15/14		155	149,721

			2,160,826

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc., 7.38%, 2/01/16		190	183,825

Insurance — 0.6%
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12		355	380,079
Hartford Life Global Funding Trusts, 0.48%, 6/16/14(a)		950	707,347
Metropolitan Life Global Funding I:
2.88%, 9/17/12(b)		225	224,065
5.13%, 4/10/13(b)		850	881,304
5.13%, 6/10/14(b)		300	313,407
Prudential Financial, Inc., 4.75%, 9/17/15		620	615,650

			3,121,852

Internet & Catalog Retail — 0.2%
Expedia, Inc., 7.46%, 8/15/18		555	588,300
Sabre Holdings Corp., 8.35%, 3/15/16		690	576,150

			1,164,450

Media — 0.6%
Belo Corp., 6.75%, 5/30/13		120	112,650

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Media (concluded)
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(b)	USD	310	$292,950
Comcast Cable Holdings LLC, 7.88%, 8/01/13		2	2,270
Comcast Corp.:
6.50%, 1/15/17		710	779,273
7.05%, 3/15/33		115	130,417
6.95%, 8/15/37		145	161,843
Cox Communications, Inc., 8.38%, 3/01/39(b)		375	462,591
News America Holdings, Inc., 7.75%, 1/20/24		25	26,292
News America, Inc.:
7.28%, 6/30/28		35	35,778
6.20%, 12/15/34		100	98,388
Shaw Communications, Inc., 7.20%, 12/15/11(e)		175	186,375
TCI Communications, Inc.:
7.88%, 2/15/26		5	5,853
7.13%, 2/15/28		35	37,833
Time Warner Cable, Inc., 6.20%, 7/01/13		460	501,123
Time Warner, Inc.:
7.57%, 2/01/24		30	32,610
7.63%, 4/15/31		200	224,148

			3,090,394

Metals & Mining — 0.0%
ArcelorMittal USA Partnership, 9.75%, 4/01/14(e)		10	10,475

Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.:
5.35%, 3/15/12		335	326,084
5.75%, 7/15/14		90	84,559

			410,643

Oil, Gas & Consumable Fuels — 0.7%
Arch Western Finance LLC, 6.75%, 7/01/13(a)		400	393,500
Cenovus Energy, Inc., 6.75%, 11/15/39(b)(e)		300	323,260
ConocoPhillips, 4.60%, 1/15/15		1,045	1,115,322
Enterprise Products Operating LLC, 6.13%, 10/15/39		225	227,329
EXCO Resources, Inc., 7.25%, 1/15/11		65	64,431
Forest Oil Corp., 7.25%, 6/15/19		130	121,550
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11(e)		365	366,825
OPTI Canada, Inc., 8.25%, 12/15/14(e)		175	135,625
Shell International Finance BV, 4.00%, 3/21/14(e)		875	919,114
XTO Energy, Inc., 6.75%, 8/01/37		250	278,108

			3,945,064

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15(b)(e)(k)		149	82,164
Catalyst Paper Corp., Series D, 8.63%, 6/15/11(e)		50	34,500
NewPage Corp., 10.00%, 5/01/12		40	26,400

			143,064

Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		25	29,104
Eli Lilly & Co., 3.55%, 3/06/12		370	387,468
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13		400	429,733
Merck & Co., Inc., 4.38%, 2/15/13		410	428,298
Pfizer, Inc., 5.35%, 3/15/15(l)		1,190	1,317,695
Roche Holding, Inc.:
2.39%, 2/25/11(a)(b)		180	184,886
5.00%, 3/01/14(b)		775	837,834

			3,615,018

Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., 5.65%, 9/15/11		140	96,600

Software — 0.2%
First Data Corp., 9.88%, 9/24/15		700	646,625
Oracle Corp., 4.95%, 4/15/13		570	616,918

			1,263,543

Specialty Retail — 0.0%
The Hertz Corp., 8.88%, 1/01/14		80	80,800

Tobacco — 0.1%
Philip Morris International, Inc., 6.88%, 3/17/14		275	314,150

Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, 6.38%, 3/01/35(e)		75	78,147
American Tower Corp., 7.13%, 10/15/12		230	233,450
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(b)		1,620	1,671,398
Rogers Communications, Inc., 7.50%, 3/15/15(e)		500	576,415
Vodafone Group Plc:
7.75%, 2/15/10(e)		125	128,125
4.15%, 6/10/14(e)		900	924,234

			3,611,769

Total Corporate Bonds — 7.6%			40,705,379

	Shares
Exchange-Traded Funds
iShares Russell 2000 Value Index Fund		1,463	82,703
iShares Russell Midcap Growth Index Fund		3,900	165,867

Total Exchange-Traded Funds — 0.1%			248,570

	Par (000)
Foreign Agency Obligations
Eksportfinans ASA, 5.50%, 5/25/16(e)		575	621,100
Gazprom Capital:
9.63%, 3/01/13(b)(e)		200	223,000
9.63%, 3/01/13(e)		680	758,268
Japan Finance Corp., 2.00%, 6/24/11(e)		470	476,008
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12(e)		210	228,848
4.38%, 1/15/13(e)		135	143,296
4.13%, 7/15/13(e)		60	63,226
4.00%, 2/02/15(e)		125	130,039
The Royal Bank of Scotland Plc, 2.63%, 5/11/12(b)		160	162,377
VTB Capital SA, 7.50%, 10/12/11(e)		110	113,850

Total Foreign Agency Obligations — 0.6%			2,920,012

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Argentina — 0.0%
Republic of Argentina:
8.28%, 12/31/33(e)	USD	38	$25,377
2.50%, 12/31/38(c)(e)		90	30,150

			55,527

Brazil — 0.2%
Federal Republic of Brazil:
8.25%, 1/20/34(e)		170	224,145
11.00%, 8/17/40(e)		705	948,225

			1,172,370

Canada — 0.1%
Province of Ontario Canada, 4.10%, 6/16/14(e)		670	708,368

Colombia — 0.1%
Republic of Colombia, 7.38%, 9/18/37(e)		240	271,200

El Salvador — 0.0%
Republic of El Salvador, 7.65%, 6/15/35(b)(e)		55	55,000

Indonesia — 0.1%
Republic of Indonesia:
6.63%, 2/17/37(b)(e)		100	98,500
7.75%, 1/17/38(e)		110	121,550

			220,050

Israel — 0.0%
Israel Government AID Bond:
5.50%, 4/26/24(e)		100	107,716
5.50%, 9/18/33(e)		85	90,906

			198,622

Mexico — 0.1%
United Mexican States:
8.30%, 8/15/31(e)		194	248,320
6.05%, 1/11/40(e)		125	124,687

			373,007

Panama — 0.0%
Republic of Panama, 8.88%, 9/30/27(e)		95	125,400

Peru — 0.0%
Republic of Peru, 6.55%, 3/14/37(e)		115	124,775

Philippines — 0.1%
Republic of Philippines, 9.00%, 2/15/13(e)		370	431,975

Russia — 0.0%
Russia Federation, 7.50%, 3/31/30(c)(e)		188	204,093

Tunisia — 0.1%
Banque Centrale de Tunisie, 7.38%, 4/25/12(e)		425	467,500

Turkey — 0.1%
Republic of Turkey, 6.75%, 4/03/18(e)		530	558,514

Ukraine — 0.0%
Ukraine Government, 6.58%, 11/21/16(b)(e)		100	78,000

United Kingdom — 0.1%
United Kingdom Treasury Bonds, 4.25%, 12/07/49	GBP	275	454,458
Uruguay — 0.0%
Republica Orient Uruguay, 7.63%, 3/21/36(e)	USD	165	174,075

Venezuela — 0.1%
Republic of Venezuela:
8.50%, 10/08/14(e)		200	178,000
9.25%, 9/15/27(e)		200	161,000
9.38%, 1/13/34(e)		100	77,000

			416,000

Total Foreign Government Obligations — 1.1%			6,088,934

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.0%
Banc of America Alternative Loan Trust,
Series 2004-6, Class 4A1, 5.00%, 7/25/19		138	130,841
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 3A1, 5.37%, 8/25/35(a)		3,589	3,010,386
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%, 10/25/37		1,115	841,954
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A17, 6.00%, 6/25/35		1,114	1,008,017
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-27, Class M, 4.06%, 6/25/33(a)		487	46,641
Series 2003-56, Class 4A1, 4.90%, 12/25/33(a)		1,016	977,870
Series 2003-58, Class B1, 4.69%, 2/19/34(a)		119	33,687
Series 2007-J3, Class A10, 6.00%, 7/25/37(a)		898	769,420
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(a)		409	190,742
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 3A1, 6.00%, 10/25/21		232	154,467
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.50%, 8/25/35(a)		163	147,677
Harborview Mortgage Loan Trust, Series 2005-10,
Class 2A1A, 0.56%, 11/19/35(a)		623	357,293
Homebanc Mortgage Trust, Series 2006-2,
Class A1, 0.43%, 12/25/36(a)		486	234,588
Impac Commercial Mortgage Backed Trust:
Series 2004-5, Class 1A1, 0.61%, 10/25/34(a)		73	51,181
Series 2004-7, Class 1A1, 0.99%, 11/25/34(a)		184	121,041
Series 2004-7, Class M4, 2.05%, 11/25/34(a)		60	12,083
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		122	103,494
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		116	106,408
MASTR Alternative Loans Trust, Series 2004-4,
Class 1A1, 5.50%, 5/25/34		103	95,605
Residential Accredit Loans, Inc., Series 2006-QO2,
Class A1, 0.47%, 2/25/46(a)		297	137,485
Residential Funding Mortgage Securities I,
Series 2004-S9, Class2A1, 4.75%, 12/25/19		1,232	1,114,253
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 2A1, 5.73%, 4/25/47(a)		1,219	835,507
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 3.54%, 1/25/32(a)		5	2,667

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
Series 2003-2A, Class B2II, 4.42%, 2/25/33(a)	USD	52	$16,515
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 3.57%, 4/25/33(a)		42	16,154
Series 2003-AR5, Class B2, 2.91%, 6/25/33(a)		146	42,848
Series 2003-AR8, Class B1, 2.85%, 8/25/33(a)		172	37,745
Series 2004-AR1, Class B1, 3.71%, 3/25/34(a)		738	213,130
Series 2004-AR3, Class B1, 3.13%, 6/25/34(a)		189	95,862
Series 2006-AR18, Class 1A1, 5.28%, 1/25/37(a)		797	527,375
Series 2007-HY7, Class 4A1, 5.84%, 7/25/37(a)		1,308	869,746
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(a)		258	134,809
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(a)		215	115,621
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35(a)		1,607	1,469,227
Series 2006-AR2, Class 2A5, 5.03%, 3/25/36(a)		1,773	1,321,250
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36(a)		316	249,710
Series 2006-AR17, Class A1, 5.33%, 10/25/36(a)		527	399,280

			15,992,579

Commercial Mortgage-Backed Securities — 4.4%
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A2,
5.46%, 4/11/37		1,375	1,432,742
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(a)		421	432,222
Series 2002-TOP6, Class A1, 5.92%, 10/15/36		185	189,565
Series 2003-T12, Class A4, 4.68%, 8/13/39(a)		1,025	1,022,562
CDC Commercial Mortgage Trust, Series 2002-FX1, Class A1,
5.25%, 5/15/19		307	309,836
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4,
5.32%, 12/11/49		68	56,434
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class E,
7.49%, 6/10/10(a)		930	935,386
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(a)		515	506,001
CS First Boston Mortgage Securities Corp.:
Series 2002-CP5, Class A2, 4.94%, 12/15/35		1,010	1,045,483
Series 2001-CP4, Class D, 6.61%, 12/15/35		1,450	1,444,000
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		1,090	1,123,193
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		1,000	1,056,701
Series 2003-C3, Class A5, 3.94%, 5/15/38		1,020	1,003,914
First Union National Bank Commercial Mortgage:
Series 2001-C4, Class A2, 6.22%, 12/12/33		1,140	1,195,434
Series 2001-C2, Class A2, 6.66%, 1/12/43		923	965,578
GE Business Loan Trust:
Series 2003-1, Class A, 0.67%, 4/15/31(a)(b)		129	93,032
Series 2003-1, Class B, 1.54%, 4/15/31(a)(b)		86	38,763
Series 2003-2A, Class B, 1.24%, 11/15/31(a)(b)		554	373,628
Series 2004-1, Class B, 0.94%, 5/15/32(a)(b)		131	50,747
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.96%, 9/15/35		1,256	1,305,153
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2,
5.99%, 6/15/49(a)		1,220	1,223,133
LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class E,
7.47%, 10/15/32		125	124,939
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(b)		310	320,732
Series 2001-C7, Class A4, 5.93%, 12/15/25		330	341,315
Morgan Stanley Capital I:
Series 2001-TOP1, Class A4, 6.66%, 2/15/33		821	849,439
Series 2002-TOP7, Class A1, 5.38%, 1/15/39		70	71,174
Series 2003-IQ4, Class A2, 4.07%, 5/15/40		1,025	1,008,024
Series 2005-HQ6, Class A4A, 4.99%, 8/13/42		2,405	2,340,296
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C3, Class A2,
6.59%, 11/18/10		1,141	1,169,002
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.10%, 7/15/17(a)		1,080	889,292
Series 2005-C21, Class A3, 5.38%, 10/15/44(a)		490	493,145

			23,410,865

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		21	3,380
Series 1987-2, 11.00%, 3/06/17		16	3,128
Structured Asset Securities Corp., Series 1996-CFL, Class X1,
2.17%, 2/25/28(a)		449	21
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
2.06%, 5/25/36(a)(b)		4,422	137,073

			143,602

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 3.44%, 2/17/17(m)		23	21,553

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Principal Only Collateralized Mortgage Obligations (continued)
Series 1987-2, 3.64%, 3/06/17(m)	USD	16	$15,643

			37,196

Total Non-Agency Mortgage-Backed Securities — 7.4%			39,584,242

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		275	285,862
Metropolitan Transportation Authority New York RB, 7.34%, 11/15/39		395	490,870
New York State Dormitory Authority RB, Series F, 5.63%, 3/15/39		275	289,416
Port Authority of New York & New Jersey RB, 6.04%, 12/01/29		205	226,338
State of California Various Purpose GO, 5.45%, 4/01/15		1,450	1,531,592
State of Texas GO, 5.52%, 4/01/39		675	715,561

Total Taxable Municipal Bonds — 0.7%			3,539,639

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.1%
Federal Home Loan Bank:
5.63%, 6/13/16		890	898,276
5.38%, 5/15/19		2,005	2,198,807
Freddie Mac:
1.75%, 6/15/12		600	603,167
5.25%, 4/18/16		760	847,718
Resolution Funding Corp.:
11.69%, 7/15/18(m)		150	106,047
11.55%, 10/15/18(m)		150	104,667
Small Business Administration Participation Certificates, Series 1997-20F, Class 1,
7.20%, 6/01/17		277	303,537
Tennessee Valley Authority, 5.25%, 9/15/39		895	944,335

			6,006,554

Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2004-88, Class HA, 6.50%, 7/25/34		31	33,445
Series 2007-108, Class AN, 8.83%, 11/25/37(a)		682	749,742
Freddie Mac, Series 2864, Class NA,
5.50%, 1/15/31		85	89,983

			873,170

Federal Deposit Insurance Corporation Guaranteed — 1.9%
Citibank, N.A., 1.38%, 8/10/11		2,700	2,709,655
Citigroup Funding, Inc.:
2.13%, 7/12/12		755	763,334
1.88%, 10/22/12		1,500	1,502,906
General Electric Capital Corp.:
2.25%, 3/12/12		950	967,156
2.00%, 9/28/12		950	955,294
2.13%, 12/21/12		2,060	2,078,711
2.63%, 12/28/12		1,250	1,280,689

			10,257,745

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2003-T1, Class R,
0.65%, 11/25/12(a)		6,294	95,034
Ginnie Mae, Series 2009-26, Class SC,
6.16%, 1/16/38(a)		1,637	158,528

			253,562

Mortgage-Backed Securities — 15.0%
Fannie Mae Mortgage-Backed Securities:
6.00%, 9/01/11-11/01/37		7,991	8,485,218
7.00%, 8/01/14-1/01/16		104	110,932
5.50%, 4/01/17-9/01/38(l)		8,730	9,168,298
5.00%, 1/01/23-2/01/24		4,015	4,218,559
4.00%, 10/01/24-10/01/39(n)		1,800	1,808,875
4.50%, 10/01/24-10/01/39(n)		15,100	15,320,250
5.00%, 10/01/24-10/01/39(n)		6,600	6,855,125
5.50%, 10/01/24-10/01/39(n)		5,200	5,446,750
6.00%, 10/01/24-10/01/39(n)		6,600	6,961,969
7.50%, 10/01/25(d)		—	4
4.19%, 12/01/34(a)		694	706,525
4.50%, 4/01/39-9/01/39		5,945	6,029,643
6.50%, 11/01/39(n)		1,500	1,595,156
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/10		47	47,197
6.00%, 4/01/13-6/01/16		59	62,727
5.00%, 2/01/22-4/01/22		948	999,527
9.50%, 12/01/22		133	152,643
8.00%, 2/01/23-8/01/27		16	17,942
5.00%, 10/01/24-10/01/39(n)		1,400	1,464,156
6.00%, 10/01/24(n)		300	319,312
5.50%, 8/01/33		24	25,319
5.05%, 12/01/35-4/01/38(a)		1,340	1,398,240
5.50%, 10/01/39(n)		2,400	2,511,750
Ginnie Mae Mortgage-Backed Securities:
7.50%, 12/15/10		8	7,702
5.50%, 4/15/33-8/15/33		414	438,059
5.00%, 10/20/33		883	919,451
2.75%, 5/20/34(a)		108	108,212
5.00%, 10/01/39(n)		3,200	3,311,000
6.00%, 10/01/39(n)		1,400	1,477,437

			79,967,978

Total U.S. Government Sponsored Agency Securities — 18.2%			97,359,009

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29		1,300	1,509,422
4.25%, 5/15/39(o)		870	900,042
U.S. Treasury Notes:
1.00%, 9/30/11		575	575,449
1.38%, 9/15/12		3,855	3,848,374
2.38%, 8/31/14		4,455	4,471,706
2.38%, 9/30/14(p)		7,055	7,073,202
3.25%, 7/31/16(p)		3,995	4,088,635
3.00%, 9/30/16(p)		10,800	10,843,027
3.63%, 8/15/19(p)		1,310	1,344,592
U.S. Treasury Strips, 3.88%, 8/15/20(m)		3,240	2,133,971

Total U.S. Treasury Obligations — 6.9%			36,788,420

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Warrants
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1warrant, expiring 10/04/09, strike price 1.80 CAD)(acquired 4/04/08, cost $51)(h)(i)	5,300	$—
Unione di Banche Italiane ScpA (issued/exercisable 5/18/09, 1 share for 20warrants, expiring 6/30/11, strike price 12.30 EUR)(h)	8,600	1,024

Total Warrants — 0.0%		1,024

Total Long-Term Investments (Cost — $503,706,201) — 104.5%		558,140,944

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(q)(r)	32,630,899	32,630,899
BlackRock Liquidity Series, LLC Money Market Series, 0.29%(q)(r)(s)	1,248,500	1,248,500

Total Short-Term Securities (Cost — $33,879,399) — 6.3%		33,879,399

	Contracts(t)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.915% and pay a floatingrate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.	1,350	71,749
Receive a fixed rate of 1.945% and pay a floatingrate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	1,350	74,074
Receive a fixed rate of 2.250% and pay a floatingrate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	430	6
Receive a fixed rate of 2.370% and pay a floatingrate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA	430	149
Receive a fixed rate of 2.500% and pay a floatingrate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	190	2,170
Receive a fixed rate of 2.500% and pay a floatingrate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.	330	165
Receive a fixed rate of 2.750% and pay a floatingrate based on 3-month LIBOR, expiring December 2009, Broker, Morgan Stanley Capital Services, Inc.	670	28,818
Receive a fixed rate of 2.750% and pay a floatingrate based on 3-month LIBOR, expiring November 2009, Broker, Morgan Stanley Capital Services, Inc.	880	29,431
Receive a fixed rate of 3.120% and pay a floatingrate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc	560	8,766
Receive a fixed rate of 3.404% and pay a floatingrate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG	490	109,378
Receive a fixed rate of 3.710% and pay a floatingrate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.	240	96,601

		421,307

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floatingrate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.	1,350	69,232
Pay a fixed rate of 1.945% and receive a floatingrate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	1,350	68,112
Pay a fixed rate of 3.120% and receive a floatingrate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc	560	184,225
Pay a fixed rate of 3.404% and receive a floatingrate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG	490	231,529
Pay a fixed rate of 3.710% and receive a floatingrate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.	240	165,765
Pay a fixed rate of 4.500% and receive a floatingrate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	830	95,013

		813,876

Total Options Purchased (Cost — $1,668,303) — 0.2%		1,235,183

Total Investments Before TBA Sale Commitmentsand Outstanding Options Written (Cost — $539,253,903*) — 111.0%		593,255,526

	Par (000)
TBA Sale Commitments(n)
Fannie Mae Mortgage-Backed Securities:
5.00%, 10/01/24-11/01/24	3,600	(3,771,533)
4.50%, 10/01/39	1,900	(1,923,750)
5.50%, 10/01/39	6,127	(6,408,197)
6.00%, 10/01/39	14,114	(14,885,778)
Freddie Mac Mortgage-Backed Securities,
5.00%, 10/01/24	2,000	(2,098,750)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/39	800	(826,752)
6.00%, 10/01/39	1,400	(1,477,437)

Total TBA Sale Commitments (Proceeds — $31,137,193) — (5.9)%		(31,392,197)

	Contracts(t)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.140% and receive a floatingrate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank Plc	150	(20,444)
Pay a fixed rate of 3.330% and receive a floatingrate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	210	(38,683)

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Contracts(t)	Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	400	$(86,651)
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	560	(139,290)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	460	(147,688)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International	440	(167,040)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	300	(121,688)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	260	(112,524)
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.	360	(158,384)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	230	(109,653)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.	310	(169,702)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	460	(255,316)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	160	(92,310)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	320	(185,453)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	280	(281,840)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	570	(628,813)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	260	(351,753)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	140	(239,998)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	50	(89,428)

		(3,396,658)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.140% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank Plc	150	(90,519)
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	210	(97,213)
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	460	(160,893)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	260	(67,552)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.	360	(85,071)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	230	(54,288)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	400	(51,933)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	310	(123,812)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	560	(61,374)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	460	(181,840)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	160	(57,268)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	320	(117,321)
Receive a fixed rate of 4.400% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International	440	(44,560)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	190	(59,960)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	300	(55,423)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June
2010, Broker, Citibank, N.A.	280	(40,615)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	570	(22,416)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, expiring December 2010, Broker, UBS AG	260	(44,596)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	140	—
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	830	(21,548)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Contracts(t)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	50	$(159)

		(1,438,361)

Total Options Written (Premiums Received — $4,748,125) — (0.9)%		(4,835,019)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 104.2%		557,028,310
Liabilities in Excess of Other Assets — (4.2)%		(22,680,461)

Net Assets — 100.0%		$534,347,849

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$549,625,254

Gross unrealized appreciation	$62,122,786
Gross unrealized depreciation	(18,492,514)

Net unrealized appreciation	$43,630,272

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods.

(d)	Par is less than $500.

(e)	US dollar denominated security issued by foreign domiciled entity.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Non-income producing security.

(i)	Restricted security as to resale. As of report date the Portfolio held 0.1% of its net assets, with a current value of $348,793 and an original cost of $312,855 in these securities.

(j)	Security, or a portion of security, is on loan.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(l)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(m)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(n)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(1,923,750)	$(20,781)
Barclays Bank, Plc	$(2,098,750)	$(19,375)
BNP Paribas	$527,344	$1,250
Citibank, N.A.	$4,514,937	$27,859
Credit Suisse International	$10,301,181	$79,621
Deutsche Bank AG	$4,989,248	$15,740
Goldman Sachs Bank USA	$4,384,311	$46,077
JPMorgan Chase Bank, N.A.	$3,207,406	$21,422
Morgan Stanley Capital Services, Inc.	$(8,222,344)	$(137,840)

(o)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(p)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(q)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$32,630,899	$132,710
BlackRock Liquidity Series, LLC Money Market Series	$(221,400)	$27,721

(r)	Represents the current yield as of report date.

(s)	Security purchased with the cash collateral from securities loans.

(t)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	82,000	USD	75,243	Citibank, N.A.	10/01/09	$1,346
USD	405,540	JPY	36,336,375	State Street Bank & Trust Co.	10/01/09	745
BRL	687,981	USD	365,500	Royal Bank of Scotland	10/02/09	22,718
EUR	65,000	USD	94,770	Citibank, N.A.	10/02/09	348
EUR	69,289	USD	100,926	State Street Bank & Trust Co.	10/02/09	468
USD	365,500	BRL	654,245	Royal Bank of Scotland	10/02/09	(3,968)
AUD	1,305,000	USD	1,074,563	Citibank, N.A.	10/28/09	74,099
AUD	400,000	USD	343,388	Deutsche Bank AG	10/28/09	8,692
AUD	204,000	USD	169,483	UBS AG	10/28/09	10,078
AUD	250,000	USD	207,742	UBS AG	10/28/09	12,308
CAD	100,000	USD	93,518	Deutsche Bank AG	10/28/09	(113)
CAD	958,000	USD	872,233	Deutsche Bank AG	10/28/09	22,592
CHF	1,125,000	USD	1,058,770	Citibank, N.A.	10/28/09	27,081
DKK	1,678,000	USD	319,979	Citibank, N.A.	10/28/09	9,732
EUR	938,000	USD	1,332,907	Barclays Bank, Plc	10/28/09	39,694

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	42,000	USD	69,357	Citibank, N.A.	10/28/09	$(2,243)
GBP	103,000	USD	169,017	Deutsche Bank AG	10/28/09	(4,428)
HKD	1,322,000	USD	170,635	Citibank, N.A.	10/28/09	(25)
HKD	1,085,000	USD	140,022	Citibank, N.A.	10/28/09	1
JPY	2,383,000	USD	26,430	Citibank, N.A.	10/28/09	122
JPY	14,558,000	USD	161,300	Citibank, N.A.	10/28/09	909
JPY	50,482,000	USD	535,902	Citibank, N.A.	10/28/09	26,583
JPY	5,399,000	USD	59,136	Deutsche Bank AG	10/28/09	1,022
JPY	3,633,000	USD	39,437	Deutsche Bank AG	10/28/09	1,043
JPY	13,852,000	USD	153,001	Deutsche Bank AG	10/28/09	1,343
JPY	4,949,000	USD	53,756	Deutsche Bank AG	10/28/09	1,387
JPY	28,594,000	USD	307,886	Deutsche Bank AG	10/28/09	10,717
NOK	589,000	USD	101,580	Citibank, N.A.	10/28/09	305
NOK	470,000	USD	81,154	UBS AG	10/28/09	146
SEK	1,603,000	USD	220,174	Citibank, N.A.	10/28/09	9,814
SEK	5,374,000	USD	751,593	Deutsche Bank AG	10/28/09	19,434
USD	12,107	CAD	13,000	Barclays Bank, Plc	10/28/09	—
USD	75,244	CAD	82,000	Citibank, N.A.	10/28/09	(1,348)
USD	51,942	CAD	56,500	Citibank, N.A.	10/28/09	(832)
USD	46,881	CAD	51,000	Citibank, N.A.	10/28/09	(756)
USD	368,345	CAD	395,000	Citibank, N.A.	10/28/09	(607)
USD	228,427	EUR	156,000	Barclays Bank, Plc	10/28/09	—
USD	52,073	EUR	36,500	Citibank, N.A.	10/28/09	(1,338)
USD	251,081	EUR	172,000	Citibank, N.A.	10/28/09	(611)
USD	21,914	EUR	15,000	Citibank, N.A.	10/28/09	(36)
USD	112,018	EUR	76,000	Citibank, N.A.	10/28/09	805
USD	249,117	EUR	170,000	Deutsche Bank AG	10/28/09	352
USD	100,612	EUR	68,000	Deutsche Bank AG	10/28/09	1,106
USD	433,111	GBP	265,000	Citibank, N.A.	10/28/09	9,656
USD	959,452	GBP	587,000	Citibank, N.A.	10/28/09	21,458
USD	1,347,249	GBP	817,000	Citibank, N.A.	10/28/09	41,729
USD	866,153	HKD	6,710,000	Barclays Bank, Plc	10/28/09	201
USD	478,232	JPY	44,150,000	Citibank, N.A.	10/28/09	(13,701)
USD	462,421	JPY	42,730,000	Citibank, N.A.	10/28/09	(13,689)
USD	344,872	NOK	2,087,000	Citibank, N.A.	10/28/09	(16,136)
USD	92,199	NOK	546,000	Deutsche Bank AG	10/28/09	(2,248)
USD	217,124	NZD	323,000	Citibank, N.A.	10/28/09	(15,691)
USD	283,225	SEK	1,969,500	Citibank, N.A.	10/28/09	654
USD	289,690	SGD	419,000	Citibank, N.A.	10/28/09	(7,691)
USD	65,979	ZAR	523,000	Citibank, N.A.	10/28/09	(3,264)
USD	11,872	ZAR	95,000	Deutsche Bank AG	10/28/09	(705)
BRL	657,754	USD	365,500	Royal Bank of Scotland	11/04/09	3,708

Total						$292,966

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
4	United Kingdom Gilt	London	December 2009	$757,911	$5,705
180	ICE E-mini Russell 2000 Index	New York	December 2009	$10,854,000	223,200
167	S&P 500 Index	Chicago	December 2009	$43,958,575	414,972
36	U.S. Treasury Bonds	Chicago	December 2009	$4,369,500	94,131
116	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$13,466,875	63,577

Total					$801,585

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
50	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$10,848,438	$(16,606)
87	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$10,294,547	(94,508)

Total					$(111,114)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	2,600	$50,978
1.81%(b)	3-month LIBOR	Citibank, N.A.	March 2012	USD	4,000	(20,723)
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	2,220	(19,386)
2.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	1,200	(11,933)
3.41%(a)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	6,900	80,334

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	19

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	4,200	$97,956
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	1,200	7,638
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	2,800	15,532
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	3,600	9,369
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	1,000	2,238
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,325	(130,875)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	705	(31,485)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	1,130	213,966
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	1,700	(140,225)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	400	9,421
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	500	45,838

Total						$178,643

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Centex Corp.	6.92%	JPMorgan Chase Bank, N.A.	December 2010	265	$(21,363)
Knight, Inc.	1.80%	Credit Suisse International	January 2011	365	(2,197)
KB Home	4.90%	JPMorgan Chase Bank, N.A.	September 2011	460	(26,225)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	140	1,097
Wendy’s/Arby’s Group, Inc.	2.90%	JPMorgan Chase Bank, N.A.	December 2011	360	(11,049)
NOVA Chemicals Corp.	5.00%	Citibank, N.A.	March 2012	25	(908)
Westvaco Corp.	1.20%	Deutsche Bank AG	June 2012	410	(6,590)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank, N.A.	June 2012	35	(883)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank, N.A.	June 2012	165	(13,097)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	335	(43,270)
Knight, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	115	219
Belo Corp.	5.00%	Barclays Bank, Plc	June 2013	120	(18,858)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank, N.A.	June 2013	525	(63,523)
Expedia, Inc.	5.00%	Citibank, N.A.	September 2013	380	(53,720)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	175	(25,932)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	575	(85,379)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	200	(14,084)
Centex Corp.	4.40%	JPMorgan Chase Bank, N.A.	December 2013	330	(49,563)
Tyson Foods, Inc.	4.10%	Barclays Bank, Plc	March 2014	445	(39,604)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	80	(28,889)
Toll Brothers, Inc.	2.00%	JPMorgan Chase Bank, N.A.	March 2014	155	(5,468)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank, N.A.	September 2014	155	(23,414)

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	90	$2,550
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	December 2014	335	(127,286)
TXU Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2014	125	(19,379)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	680	(92,671)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	March 2015	85	(25,963)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank, N.A.	March 2015	185	(13,475)
Lennar Corp.	5.86%	JPMorgan Chase Bank, N.A.	June 2015	250	(41,012)
First Data Corp.	5.00%	Barclays Bank, Plc	December 2015	320	(63,268)
First Data Corp.	5.00%	Credit Suisse International	December 2015	130	(25,703)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	85	(16,381)
First Data Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2015	165	(32,623)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2016	690	(314,126)

Total					$(1,302,037)

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Dow Jones North America High Yield Index Series 13 Volume 1	5.00%	Credit Suisse International	December 2014	USD	1,875	$18,818

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurement – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$12,804,770	$268	$12,805,038
Preferred Securities	—	3,321,071	—	3,321,071
Common Stocks	$233,520,915	81,057,703	200,988	314,779,606
Corporate Bonds	—	40,705,379	—	40,705,379
Exchange-Traded Funds	248,570	—	—	248,570
Foreign Agency Obligations	—	$2,920,012	—	2,920,012
Foreign Government Obligations	—	6,088,934	—	6,088,934
Non-Agency Mortgage-Backed Securities	—	39,499,856	$84,386	39,584,242
Taxable Municipal Bonds	—	3,539,639	—	3,539,639
U.S. Government Sponsored Agency Securities	—	97,359,009	—	97,359,009
U.S. Treasury Obligations	—	36,788,420	—	36,788,420

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009	21

Schedule of Investments (concluded)

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Warrants	$1,024	—	—	$1,024
Short-Term Securities	32,630,899	1,248,500	—	33,879,399
TBA Sale Commitments:	—	(31,392,197)	—	(31,392,197)
Other Financial Instruments[1] :
Assets:	801,585	2,173,533	—	2,975,118
Liabilities:	(111,114)	(6,422,619)	(162,360)	(6,696,093)

Total	$267,091,879	$289,692,010	$123,282	$556,907,171

1	Other financial instruments are options, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Non-Agency Mortgage-Backed Securities	Total
Balance, as of September 30, 2008	$4,365	$216,001	$89,693	$310,059
Accrued discounts/premiums	2,970	—	(135)	2,835
Realized gain/loss	—	—	(433)	(433)
Change in unrealized appreciation/depreciation[2]	332	(128,996)	(261,691)	(390,355)
Net purchases/sales	—	113,983	(39,785)	74,198
Transfers in/out of Level 3	(7,399)	—	296,737	(7,399)

Balance, as of September 30, 2009	$268	$200,988	$84,386	$285,642

	Warrants	Other Financial Instruments[2]	Total
Balance, as of September 30, 2008	$33	$(818)	$(785)
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	(178,850)	(178,850)
Change in unrealized appreciation/depreciation[3]	(33)	17,308	17,275
Net purchases/sales	—	—	—
Transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	—	$(162,360)	$(162,360)

2	Other financial instruments are swaps.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(553,079), which is included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2009

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: November 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: November 20, 2009